UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03091

Name of Fund:  BlackRock Series Fund, Inc.

BlackRock Balanced Capital Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock Government Money Market Portfolio (Formerly, BlackRock Money Market Portfolio)

BlackRock High Yield Portfolio

BlackRock Large Cap Core Portfolio

BlackRock Total Return Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2015

Date of reporting period: 12/31/2015

Item 1 – Report to Stockholders

DECEMBER 31, 2015

ANNUAL REPORT	BLACKROCK®

  BlackRock Series Fund, Inc.

▶     BlackRock Balanced Capital Portfolio

▶    BlackRock Capital Appreciation Portfolio

▶    BlackRock Global Allocation Portfolio

▶    BlackRock Government Money Market Portfolio

▶     BlackRock High Yield Portfolio

▶    BlackRock Large Cap Core Portfolio

▶    BlackRock Total Return Portfolio

▶    BlackRock U.S. Government Bond Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. With U.S. growth outpacing the global economic recovery in 2015 while inflationary pressures remained low, investors spent most of the year anticipating a short-term rate hike from the Federal Reserve (the “Fed”), which ultimately came to fruition in December. In contrast, the European Central Bank (“ECB”) and the Bank of Japan moved to a more accommodative stance during the year. In this environment, the U.S. dollar strengthened considerably, causing profit challenges for U.S. exporters and high levels of volatility in emerging market currencies and commodities. Oil prices were particularly volatile and below the historical norm due to an ongoing imbalance in global supply and demand.

Market volatility broadly increased in the middle of 2015, beginning with a sharp, but temporary, selloff in June as Greece’s long-brewing debt troubles came to an impasse. Just as these concerns abated, Chinese equities tumbled amid weakness in the country’s economy. This, combined with a depreciation of the yuan and declining confidence in China’s policymakers, stoked worries about the potential impact to the broader world economy, causing heightened volatility to spread throughout markets globally. Given a dearth of meaningful growth across most of the world, financial markets became more reliant on central bank policies to drive performance. In that vein, risk assets (such as equities and high yield bonds) rallied in October when China’s central bank provided more stimulus, the ECB hinted at further easing, and soft U.S. data pushed back expectations for a Fed rate hike. As the period came to a close, however, the ECB disappointed investors with its subdued policy changes. The Fed’s December rate hike had a positive impact on the markets as it removed a source of uncertainty, but this was counteracted by the dampening effect of a stronger U.S. dollar, falling oil prices and tighter credit conditions.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.15%	1.38%
U.S. small cap equities (Russell 2000® Index)	(8.75)	(4.41)
International equities (MSCI Europe, Australasia, Far East Index)	(6.01)	(0.81)
Emerging market equities (MSCI Emerging Markets Index)	(17.35)	(14.92)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.04	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	1.43	0.91
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	0.65	0.55
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.31	3.32
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(6.79)	(4.43)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2015	BlackRock Balanced Capital Portfolio

Investment Objective

BlackRock Balanced Capital Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2015, the Fund returned 0.52%, underperforming its blended benchmark (60% Russell 1000® Index/40% Barclays U.S. Aggregate Bond Index), which returned 1.00% for the period. The Russell 1000® Index advanced 0.92%, while the Barclays U.S. Aggregate Bond Index returned 0.55%.

What factors influenced performance?

•

From a broad asset allocation perspective, the Fund’s overweight in equities relative to the blended benchmark contributed positively to performance as equities outperformed core fixed income during the period.

•

With respect to the Fund’s equity allocation, stock selection within information technology (“IT”) detracted from performance, as holdings of hardware and semiconductor companies were impacted by a difficult sales environment for personal computers.

•

Within equities, exposure to managed care companies within health care was a notable positive contributor. These companies have consistently exceeded earnings expectations and raised forward guidance. The managed care segment has benefited from a recent favorable Supreme Court ruling concerning insurance subsidies under the Affordable Care Act and, more critically, the consolidation trend in the industry. Positioning with respect to energy was also additive, in particular underweight exposure to the worst-performing exploration & production companies and overweight exposure to refining & marketing firms. Additional positive contributions came from holdings of beverage companies within consumer staples, and from exposure to home-improvement retailers, leisure travel companies and auto components companies within consumer discretionary.

•

Within the fixed income allocation, the Fund’s stance with respect to overall portfolio duration (and corresponding sensitivity to interest rates) hindered performance, as did positioning along the yield curve. The Fund’s allocations to European credits and U.S. Treasury Inflation Protected Securities also detracted.

•

Within fixed income, positive performance for the year was led by allocations to securitized assets. Within U.S. investment grade credit, an overweight position in financials and underweight in industrials added to performance.

Describe recent portfolio activity.

•

Within equities, the Fund’s weighting in the consumer discretionary sector saw the most significant increase over the 12-month period, while allocations to health care and consumer staples also increased. The most notable reduction was with respect to the industrials sector, while energy, financials and IT saw declines as well.

•

Within fixed income, the Fund tactically shifted overall portfolio duration, while maintaining a somewhat conservative stance with respect to U.S. interest rates for much of the year. Entering the 12-month period, the Fund was underweight U.S. investment grade credit given the low yields offered, and then moved to a neutral weighting as global bond yields rose in the second quarter of 2015. The Fund tactically traded exposure to U.S. high yield corporates, modestly adding to these holdings towards the end of the period. The Fund’s allocation to securitized assets was modestly reduced during the period, based on less attractive valuations following a period of relatively strong performance and on rising macro concerns.

•	The Fund held derivatives during the period, principally to manage foreign currency exposures. The use of derivatives did not have a material impact on performance.

Describe portfolio positioning at period end.

•

Relative to the blended benchmark, the Fund ended the period overweight in equities relative to fixed income. Relative to the Russell 1000® Index, the Fund’s equity allocation was most notably overweight IT, followed by consumer discretionary and health care, while industrials, telecommunication services and utilities were the most significant underweights. In fixed income, the Fund ended the period with a conservative stance with respect to overall duration and interest rate risk relative to the Barclays U.S. Aggregate Bond Index. Within investment grade credit, the Fund had a tilt toward financials. The Fund maintained an allocation to municipal bonds, modest exposure to high yield corporate bonds and overweight exposure to securitized assets. In emerging markets, the Fund was focused on attractive income opportunities that were created by the significant moves in currency and country valuations in 2015. The Fund remained modestly overweight the U.S. dollar, in particular versus the euro, the Saudi Arabian riyal and the Chinese yuan.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Common Stocks	58%
U.S. Government Sponsored Agency Securities	16
Corporate Bonds	10
U.S. Treasury Obligations	8
Asset-Backed Securities	3
Non-Agency Mortgage-Backed Securities	3
Foreign Government Obligations	1
Taxable Municipal Bonds	1

[1]	Total Investments exclude short-term securities, options purchased, borrowed bonds and TBA sale commitments.

4	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

BlackRock Balanced Capital Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests in U.S. and foreign equity and fixed income securities of any maturity.

[2]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Barclays U.S. Aggregate Bond Index (40%).
[3]

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

[4]

A widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2015

		Average Annual Total Returns[5]
	6-Month Total Returns[5]	1 Year	5 Years	10 Years
BlackRock Balanced Capital Portfolio	(0.04)%	0.52%	9.25%	5.94%
60% Russell 1000® Index/40% Barclays U.S. Aggregate Bond Index	(0.07)	1.00	8.88	6.55
Russell 1000® Index	(0.78)	0.92	12.44	7.40
Barclays U.S. Aggregate Bond Index	0.65	0.55	3.25	4.51

[5]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual				Hypothetical[8]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[6]	Ending Account Value December 31, 2015	Expenses Paid During the Period[7]
BlackRock Balanced Capital Portfolio	$1,000.00	$999.60	$2.62	$2.52	$1,000.00	$1,022.58	$2.65	$1,022.68	$2.55

[6]	Expenses are equal to the annualized expense ratio (0.52%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	5

Fund Summary as of December 31, 2015	BlackRock Capital Appreciation Portfolio

Investment Objective

BlackRock Capital Appreciation Portfolio’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2015, the Fund returned 7.27%, outperforming its benchmark, the Russell 1000® Growth Index, which returned 5.67%, and the broad-market S&P 500® Index, which returned 1.38%. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•

In sector terms, consumer discretionary was the prime contributor to relative performance, driven by internet & catalog retail holdings. Information technology (“IT”) was a second source of strength, led by software and IT services names. Absence in communications equipment also proved advantageous in the sector. Limited exposure to the materials and energy sectors further benefited the Fund. These positives more than offset weakness in health care, where pharmaceutical holdings weighed. Consumer staples and industrials were a drag as well.

•

At the stock level, the top individual contributor was Netflix, Inc. Shares outperformed in the first half of 2015 as global subscriber growth came in materially above expectations, with total customers topping 62 million. Strong performance continued in the second half of the reporting period, with the company continuing to report strong subscriber growth, both domestically and internationally. Overall, Netflix, Inc. continues to leverage its large scale enabling it to drive more content, attracting more subscribers.

•

Positions in Facebook Inc. and Alphabet Inc. (Google’s parent company) also added considerable value. Facebook Inc. outperformed as the company showed accelerating growth in its core platform and material progress with monetizing its emerging growth properties (Instagram, Facebook Messenger and WhatsApp). Alphabet Inc. gained as Google showed acceleration in owned and operated (Google.com) revenues, excluding foreign exchange. This, combined with year-over-year margin improvement, is driving positive earnings revisions and multiple expansion for the stock.

•

The largest individual detractors were Yahoo Inc., Twenty-First Century Fox Inc. and Union Pacific Corp. Yahoo Inc. underperformed as its primary value driver – i.e. its stake in Chinese e-commerce company Alibaba – declined more than 20%. Shares of Twenty-First Century Fox Inc. underperformed early in the period as investors worried about the impact of foreign exchange on the company’s future earnings; additionally, ratings remained weak at its Fox broadcast network. Later, overall media multiples came under pressure (most notably in August 2015) amid growing concerns about the sustainability of the cable bundling model. Both Yahoo Inc. and Twenty-First Century Fox Inc. were eliminated by the end of the reporting period. Union Pacific Corp. underperformed in 2015 due to declining freight volumes, particularly coal and metals.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Fund’s weighting in the consumer staples sector considerably increased. The allocations to IT and materials also increased. The Fund’s weighting in the health care and industrials sectors decreased, with declines in consumer discretionary and energy as well.

Describe portfolio positioning at period end.

•	As of period end, the Fund’s largest sector overweight relative to the Russell 1000® Growth Index was in IT, while industrials was the largest underweight.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Net Assets
Information Technology	38%
Consumer Discretionary	21
Health Care	18
Consumer Staples	9
Financials	6
Industrials	3
Materials	3
Telecommunication Services	1
Energy	1
Short-Term Securities	5
Liabilities in Excess of Other Assets.	(5)

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

6	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

BlackRock Capital Appreciation Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment advisor believes have shown above-average growth rates in earnings over the long term.

[2]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[3]

This unmanaged index measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended December 31, 2015
		Average Annual Total Returns[4]
	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock Capital Appreciation Portfolio	0.82%	7.27%	10.45%	7.61%
S&P 500® Index	0.15	1.38	12.57	7.31
Russell 1000® Growth Index	1.64	5.67	13.53	8.53

[4]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[5]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
BlackRock Capital Appreciation Portfolio	$1,000.00	$1,008.20	$2.58	$1,000.00	$1,022.63	$2.60	0.51%

[5]	Expenses are equal to the annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[6]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from results reported in the financial highlights.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	7

Fund Summary as of December 31, 2015	BlackRock Global Allocation Portfolio

Investment Objective

BlackRock Global Allocation Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2015, the Fund outperformed its Reference Benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex-US) Index (24%), BofA Merrill Lynch Current 5-Year U.S. Treasury Index (24%) and Citigroup Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”). For the same period, the Fund also outperformed the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, options and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

•

Within equities, an overweight to Japan contributed to performance, although this was partially offset by stock selection within that market. From a sector perspective, stock selection in information technology (“IT”), financials, and telecommunication services (“telecom”) was additive. Currency management, most notably an overweight to the U.S. dollar, also contributed to performance.

•

Detractors from performance included stock selection in the United States and Canada. From a sector perspective, stock selection in and an overweight to materials as well as stock selection in and an underweight to both consumer discretionary and consumer staples weighed on returns. An overweight to energy and stock selection in health care, utilities, and industrials also detracted. An underweight to fixed income negatively impacted returns, while an overweight to commodity-related securities also weighed on performance.

•

The Fund uses derivatives, which may include options, future, swaps and forward contracts both to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives had a positive impact on the absolute performance of the Fund.

Describe recent portfolio activity.

•

During the period, the Fund’s overall equity allocation decreased from 62% to 58% of net assets. Within equities, the Fund decreased exposure to the United States, Brazil, and Japan. From a sector perspective, the Fund decreased exposure to healthcare, energy, materials, and industrials, and increased exposure to consumer staples, IT, and telecom. The Fund’s overall allocation to fixed income remained essentially unchanged at 23% of net assets. Within fixed income, the Fund reduced exposure to government bonds and increased exposure to corporate bonds. The Fund’s allocation to commodity-related securities remained essentially unchanged at 1% of net assets.

•

Reflecting the above changes, the Fund’s allocation to cash and cash equivalents increased from 14% to 18% of net assets. Over the period, cash helped mitigate portfolio volatility and served as a source of funds for new investments. The Fund’s overweight to cash equivalents helped keep overall portfolio duration (and corresponding interest rate sensitivity) relatively low.

Describe portfolio positioning at period end.

•

Relative to its Reference Benchmark, the Fund ended the period underweight equities and fixed income and overweight commodity-related securities and cash equivalents. Within equities, the Fund was overweight Japan and underweight the United States. Within Europe, the Fund was overweight France and Italy, and underweight Switzerland and Sweden. From a sector perspective, the Fund was overweight healthcare, telecom, energy, and materials, and underweight consumer staples, financials, and consumer discretionary. Within fixed income, the Fund was underweight developed market government bonds, and overweight corporate and convertible bonds. With respect to currency exposure, the Fund was overweight the U.S. dollar and underweight the euro, Japanese yen, Australian dollar and Canadian dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overall Asset Exposure
	Percent of Fund’s Net Assets[1]		Reference Benchmark[3]
Portfolio Composition	12/31/15	12/31/14[2]	Percentage
U.S. Equities	27%	28%	35%
European Equities	14	14	13
Asia Pacific Equities	15	16	9
Other Equities	2	4	3
Total Equities	58	62	60
U.S. Dollar Denominated Fixed Income Securities	18	15	24
U.S. Issuers	14	12	—
Non-U.S. Issuers	4	3	—
Non-U.S. Dollar Denominated Fixed Income Securities	5	8	16
Total Fixed Income Securities	23	23	40
Commodity-Related Securities	1	1	—
Cash & Short-Term Securities	18	14	—

[1]	Exposure based on market value and adjusted for the economic value of futures, swaps, options and convertible bonds.

[2]	Prior period data is updated to reflect the economic value of options and convertible bonds and to present commodity-related exposure separately.

[3]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 5 of this report to shareholders in the “Performance Summary” section.

8	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

BlackRock Global Allocation Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests in a portfolio of equity, debt and money market securities.

[2]	This unmanaged capitalization-weighted index is comprised of 2,538 equities from 35 countries in 4 regions, including the United States.

[3]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

Performance Summary for the Period Ended December 31, 2015

		Average Annual Total Returns[4]
	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock Global Allocation Portfolio	(3.66)%	(0.62)%	4.52%	6.30%
FTSE World Index	(4.06)	(1.37)	7.10	5.49
Reference Benchmark	(1.63)	(0.78)	5.58	5.46
U.S. Stocks: S&P 500® Index[5]	0.15	1.38	12.57	7.31
Non-U.S. Stocks: FTSE World (ex U.S.) Index[6]	(8.08)	(4.16)	2.10	3.59
U.S. Bonds: BofA Merrill Lynch Current 5-Year U.S. Treasury Index[7]	0.37	1.49	2.63	4.41
Non-U.S. Bonds: Citigroup Non-U.S. Dollar World Government Bond Index[8]	0.30	(5.54)	(1.30)	3.05

[4]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance related fees and expenses are not reflected in these returns.

[5]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[6]	An unmanaged capitalization-weighted index comprised of over 1,892 equities from 34 countries, excluding the United States.

[7]	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

[8]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual				Hypothetical[11]
			Including Dividend Expense	Excluding Dividend Expense		Including Dividend Expense		Excluding Dividend Expense
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[9]	Expenses Paid During the Period[10]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[9]	Ending Account Value December 31, 2015	Expenses Paid During the Period[10]
BlackRock Global Allocation Portfolio	$1,000.00	$963.40	$2.87	$2.82	$1,000.00	$1,022.28	$2.96	$1,022.33	$2.91

[9]	Expenses are equal to the annualized expense ratio (0.58%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[10]	Expenses are equal to the annualized expense ratio (0.57%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[11]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from results reported in the financial highlights.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	9

Fund Summary as of December 31, 2015	BlackRock Government Money Market Portfolio

For the 12-Month Period Ended December 31, 2015

While the U.S. labor market continued to improve, U.S. economic growth slowed in the fourth quarter due to a strong dollar and global headwinds. Lower oil prices continued to undermine investments by energy firms while unseasonably mild weather cut into consumer spending on utilities and apparel. For the first time since 2006, on December 16, 2015, the Federal Open Market Committee (“FOMC”) voted unanimously to raise its target range for the Federal Funds Rate by 25 basis points to 0.25% to 0.50%. The move was widely expected as in the 2 months leading up to the meeting several Fed speakers commented on economic growth, specifically the gradual improvement and sustainability experienced throughout 2015. Over the same time period, Fed Fund Futures projected a 55% to 76% probability of a 25 basis point rate hike at the December meeting. As a result of the well telegraphed move, the market experienced minimal volatility throughout the remainder of the year. To note, effective December 17, the overnight level of the N.Y. Federal Reserve Reverse Repo Program (“RRP”) moved up to 0.25% from 0.05% and Interest on Reserves (“IOR”) up to 0.50% from 0.25%.

Also at the December meeting, the Federal Reserve released an updated forecast of the Summary of Economic Projection (“SEP”); the data projected 4 additional rate increases by the end of 2016 (ending the year with a 1.25% Fed Funds rate). While Chairwoman Yellen did not comment on the “dots,” she and several Fed officials did state that the future path of policy would remain dependent on the data and if the positive momentum continues, the pace of additional increases would be gradual as to not disrupt or shock the market.

The short-term tax-exempt market was relatively stable for the duration of the twelve months ended December 31, 2015. While municipal money fund industry assets have been stable, holdings of highly liquid variable rate demand note (“VRDN”) securities generally increased over the period. Rates on VRDN securities as measured by the benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day terms, ranged between a high of 0.03% to a historical low of 0.01%, and ended the period at 0.01%. With the exception of seasonal weakness resulting from tax-related redemptions in April and May, when inventory of VRDN securities reached a high not seen in over three years of near $13 billion, inventory remained at or near historical lows around and sometimes below $1 billion for the majority of the period.

Posturing around the FOMC meetings and the need to replace maturing municipal notes combined to keep demand for VRDN securities elevated over the majority of the period. In addition, improvement in the fiscal health of state and local municipal issuers contributed to a reduced need to borrow in the short-term municipal market to meet fiscal year 2016 operational budget needs. The reduced borrowing need has resulted in a reduction in one-year fixed-rate note issuance by roughly 25% from the previous year’s levels. While a federal funds rate hike was widely expected before year end, a reduction in note issuance had contributed to only a moderate amount of upward pressure on one-year rates. As the year came to a close, rates on one-year notes continued to rise as investors prepared for the anticipated Fed rate hike and reached an all-time high for the period when the Fed ultimately commenced its rate hiking cycle in mid-December. The Municipal Market Advisors AAA General Obligation One-Year Index yield increased from 0.18% on December 31, 2014 to 0.50% on December 31, 2015. In addition, the reduced supply of fixed-rate notes and defensive positioning have combined to elevate demand for VRDN securities as an investment alternative, which resulted in the SIFMA Index dropping to the historical low of 0.01% by December 31, 2015.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

10	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

BlackRock Government Money Market Portfolio

Investment Objective

BlackRock Government Money Market Portfolio’s (the “Fund”) investment objective is to seek to preserve capital, maintain liquidity and achieve the highest possible current income consistent with the foregoing.

On May 13, 2015, the Board of Directors of the Fund approved changes to the Fund’s name and principal investment strategies. Effective September 1, 2015, the Fund changed its name to BlackRock Government Money Market Portfolio. Under its new principal investment strategies, the Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. The Fund continues to seek to maintain a net asset value of $1.00 per share.

Portfolio Information

Yields	7-Day SEC Yield	7-Day Yield
BlackRock Government Money Market Portfolio	0.00%	0.00%

Portfolio Composition	Percent of Net Assets
U.S. Government Sponsored Agency Securities	56%
Repurchase Agreements	33
U.S. Treasury Obligations	11

Total	100%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[1]	Annualized Expense Ratio
BlackRock Government Money Market Portfolio	$1,000.00	$1,000.10	$0.86	$1,000.00	$1,024.35	$0.87	0.17%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	11

Fund Summary as of December 31, 2015	BlackRock High Yield Portfolio

Investment Objective

BlackRock High Yield Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2015, the Fund returned (4.65)%, underperforming the (4.43)% return of its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

•

The Fund’s allocation to select equity and equity-like investments was the largest detractor from performance during the period. Notable underperformers included the stocks of Amaya, Inc. within the gaming industry, Ally Financial, Inc. in banking, and Huntsman Corp. in chemicals. The Fund’s position in convertible bonds issued by Whiting Petroleum Corp. also weighed on its relative performance.

•

The loss for the high yield market in 2015 represented only its sixth year of negative performance in its roughly 30-year existence. Much of the market’s weakness was caused by stress in commodity-related sectors such as energy and metals & mining. The Fund was underweight in these market segments relative to the benchmark, and was the largest factor in its outperformance during the year. Security selection and a higher-quality bias within the independent energy industry also aided results. Selection in the retail and aerospace/defense industries contributed positively, as well. The Fund’s allocation to bank loans, which outperformed high yield in 2015, was further additive to performance.

•

The Fund may utilize credit default swaps (“CDS”) and currency forward contracts from time to time. Currency forwards are intermittently employed in the portfolio to manage the currency risk of non-dollar denominated bonds. CDS are normally used to manage risk, but are also used to express credit views and as a means to put capital to work in moving markets. On occasion, the Fund utilizes futures on the S&P 500 Index and Russell 2000 Index to manage portfolio beta and offset general market volatility. The Fund’s exposure to derivatives did not have a material impact on performance during 2015.

Describe recent portfolio activity.

•	The Fund’s investment advisor grew increasingly conservative during the period as volatility spiked. The combination of broader macroeconomic instability and sector-specific concerns related to commodities proved challenging for high yield and caused investors to reduce their exposure to higher-risk assets. The Fund decreased its allocation to equities and increased its use of techniques to manage exposure to equity markets during the period, resulting in a net short position by year-end. The Fund also reduced its position in CCC rated bonds, which suffered from the downgrades to commodity-related issues and the broader increase in investors’ aversion to risk. The Fund added to BB-rated issues, the highest-rated credit tier within high yield.

•

The investment advisor maintained a focus on liquidity, prompting it to increase the Fund’s weighting in cash during the second half of the year. In accordance with that theme, the Fund maintained its exposure to its positions in highly liquid credit default swaps and high yield exchange-traded funds.

Describe portfolio positioning at period end.

•

The Fund’s general investment themes and core positions reflected the investment advisor’s views regarding issuer cash flows, firm or industry catalysts, and idiosyncratic factors. At the same time, the Fund sought to underweight market segments where macroeconomic trends or technological changes were negatively affecting industries and/or business models.

•

Relative to the Fund’s benchmark, the Fund remained underweight in BB-rated credits, with an overweight to single B-rated assets and a slight overweight to CCC-rated issuers. With regard to the yield curve, the Fund remained overweight in 7- to 10-year bonds while staying underweight in the 3- to 5-year and 5- to 7-year segments. Outside of high yield, the Fund maintained positions in floating rate bank loans and the equity of select high yield companies. Among individual issues, leading overweight positions included Ally Financial, Inc., First Data Corp. (technology), and American Capital Ltd. (finance). At the close the period, the Fund’s duration of 3.8 years was below the benchmark duration of 4.3 years. (Duration is a measure of interest rate sensitivity.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Credit Quality Allocation[1]	Percent of Total Investments[2]
BBB/Baa	4%
BB/Ba	39
B	47
CCC/Caa	8
N/R	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Total Investments exclude short-term securities.

12	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

BlackRock High Yield Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock High Income Fund.”

[2]

This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended December 31, 2015
				Average Annual Total Returns[4]
	Standardized 30-Day Yield[3]	Unsubsidized 30-Day Yield[3]	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock High Yield Portfolio	6.54%	6.16%	(6.87)%	(4.65)%	4.90%	6.13%
Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	(6.79)	(4.43)	5.03	6.95

[3]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[4]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[5]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
BlackRock High Yield Portfolio	$1,000.00	$931.30	$2.43	$1,000.00	$1,022.68	$2.55	0.50%

[5]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	13

Fund Summary as of December 31, 2015	BlackRock Large Cap Core Portfolio

Investment Objective

BlackRock Large Cap Core Portfolio’s (the “Fund”) investment objective is to seek long-term growth of capital and income, and moderate current income.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2015, the Fund underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

•

Information technology (“IT”) was the prime detractor from relative performance, largely owing to the Fund’s tilt toward enterprise hardware and compute-intensive semiconductor companies. Key names underperformed as the magnitude of PC unit weakness was worse than anticipated, pressuring earnings and forward guidance of several holdings with PC exposure. Micron Technology Inc. and Western Digital Corp. were the leading individual detractors within the Fund for the 12-month period.

•

Elsewhere in the Fund, financials detracted on weakness in consumer finance holdings. Zero exposure to internet & catalog retail name Amazon.com Inc. also hindered relative returns as the stock more than doubled in the period.

•

Relative performance was supported by strong selection in the health care sector. The Fund’s tilt toward managed care proved especially advantageous as the companies consistently beat earnings expectations and raised guidance on strong underlying fundamentals, while further benefiting from the summer’s favorable Supreme Court ruling concerning insurance subsidies under the Affordable Care Act and, more critically, the broader consolidation trend in the industry. Elsewhere in the sector, a positon in non-benchmark holding Teva Pharmaceutical Industries Ltd. added considerable value.

•

Selection benefited in consumer staples as well, led by beverage holdings. Dr. Pepper Snapple Group Inc. contributed on a higher earnings outlook for 2015 due to improved carbonated soft drink pricing in the United States. Molson Coors Brewing Co. outperformed on the announcement AB InBev will make an offer to acquire SABMiller.

•

Energy was another source of strength, attributable to both the Fund’s underweight to the benchmark’s worst-performing names concentrated in exploration & production, and overweight to refining & marketing. The benefit of this positioning more than offset weakness resulting from the Fund’s overweight in energy services companies, which struggled amid the steep decline in the price of oil.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Fund’s weighting in the consumer discretionary sector substantially increased, with additions in health care and consumer staples as well. The largest reduction was in the industrials sector. Financials, energy and IT also saw declines.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Index, the Fund ended the period with its largest sector overweights in IT, consumer discretionary and health care. Industrials, telecommunication services and utilities were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Net Assets
Information Technology	24%
Health Care	18
Financials	18
Consumer Discretionary	17
Consumer Staples	8
Industrials	6
Energy	5
Materials	2
Utilities	1
Short-Term Securities	5
Liabilities in Excess of Other Assets.	(4)

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

14	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Fund Summary as of December 31, 2015	BlackRock Large Cap Core Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stocks, of large capitalization companies included at the time of purchase in the Russell 1000® Index.

[2]

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended December 31, 2015
		Average Annual Total Returns[3]
	6-Month Total Returns[3]	1 Year	5 Years	10 Years
BlackRock Large Cap Core Portfolio.	(0.14)%	0.60%	12.05%	6.33%
Russell 1000® Index	(0.78)	0.92	12.44	7.40

[3]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[5]
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[4]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[4]	Annualized Expense Ratio
BlackRock Large Cap Core Portfolio	$1,000.00	$998.60	$2.52	$1,000.00	$1,022.68	$2.55	0.50%

[4]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[5]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	15

Fund Summary as of December 31, 2015	BlackRock Total Return Portfolio

Investment Objective

BlackRock Total Return Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2015, the Fund returned 0.29%, underperforming its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 0.55%.

What factors influenced performance?

•

The most significant detractor from performance relative to the benchmark was the Fund’s stance with respect to overall portfolio duration (and corresponding interest rate sensitivity), together with positioning along the yield curve. An allocation to Treasury Inflation Protected Securities also hindered relative performance, as inflation expectations were undermined during the period by a sharp decline in oil prices and slowing China growth.

•

Positive performance for the year was driven by allocations to U.S. securitized assets including commercial mortgage-backed securities, asset-backed securities and non-agency residential mortgage-backed securities. In addition, within U.S. investment grade corporates an overweight position in financials and underweight position in industrials added to relative return.

Describe recent portfolio activity.

•

Throughout the year, the Fund’s overall duration and interest rate sensitivity were tactically managed, with duration modestly underweight for much of the 12 months. Additionally, the Fund was modestly underweight in U.S. investment grade credit given the sector’s low all-in yields.

However, this allocation was increased in May as global yields rose, with a focus on longer-maturity bonds within industrials. Exposure to high yield corporates was tactically traded during the period, and was modestly increased entering the fourth quarter. The Fund maintained an overweight position in securitized assets based on their relative value versus other sectors that trade at a yield spread versus U.S. Treasuries, as well as a strong supply/demand backdrop. However, the Fund’s allocation to securitized assets was trimmed on increasing macro volatility and diminishing relative value versus other spread sectors.

•

The Fund held derivatives (i.e. financial futures contracts and forward foreign exchange contracts) during the period as a part of its investment strategy. Derivatives are used by the investment advisor as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. For the period, the use of derivatives had a positive impact on the Fund’s performance.

Describe portfolio positioning at period end.

•

The Fund was defensively positioned with a bias toward higher quality. The Fund was underweight in duration and had below benchmark exposure to the shorter end of the U.S. yield curve. Within investment grade credit, the Fund had a cautious tilt toward financials, while exposure to high yield corporate bonds was modest. The Fund remained overweight in securitized assets and municipal bonds. With respect to emerging markets, the Fund was positioned to take advantage of income opportunities created by the significant moves in currency and country valuations seen in 2015.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	37%
Corporate Bonds	24
U.S. Treasury Obligations	20
Non-Agency Mortgage-Backed Securities	8
Asset-Backed Securities	7
Foreign Government Obligations	2
Taxable Municipal Bonds	2

[1]	Total Investments exclude short-term securities, options purchased, borrowed bonds and TBA sale commitments.

Credit Quality Allocation[2]	Percent of Total Investments[3]
AAA/Aaa[4]	60%
AA/Aa	7
A	12
BBB/Baa	12
BB/Ba	2
B	1
CCC/Caa	1
CC/Ca	1
N/R	4

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]	Total Investments exclude short-term securities, options purchased, borrowed bonds and TBA sale commitments.

[4]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

16	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

BlackRock Total Return Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80%, and typically invests 90% or more, of its assets in fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations.

[2]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2015

				Average Annual Total Returns[4]
	Standardized 30-Day Yield[3]	Unsubsidized 30-Day Yield[3]	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock Total Return Portfolio	2.54%	2.10%	0.13%	0.29%	3.99%	4.30%
Barclays U.S. Aggregate Bond Index	—	—	0.65	0.55	3.25	4.51

[3]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[4]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[5]	Ending Account Value December 31, 2015	Expenses Paid During the Period[6]
BlackRock Total Return Portfolio	$1,000.00	$1,001.30	$2.82	$2.52	$1,000.00	$1,022.38	$2.85	$1,022.68	$2.55

[5]	Expenses are equal to the annualized expense ratio (0.56%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[6]	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	17

Fund Summary as of December 31, 2015	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2015, the Series returned 0.54%, underperforming its benchmark, the Barclays U.S. Government/Mortgage Index, which returned 1.13%.

What factors influenced performance?

•

The principal detractors from the Fund’s performance versus the benchmark included an allocation to Treasury Inflation Protected Securities (“TIPS”), as inflation expectations remained subdued in view of slowing China growth and a sharp decline in energy prices. An underweight in nominal U.S. Treasuries also hindered results. Additionally, the Fund’s overweight in 15-year relative to 30-year agency mortgage-backed securities (“MBS”) further detracted from performance.

•

Positive contributors to performance during the 12-month period include allocations with respect to non-U.S. dollar currencies, including underweights in the euro, Australian dollar, and Swiss franc. Allocations to commercial mortgage-backed securities (“CMBS”), including interest only securities, performed well based on strong demand from yield-oriented investors during the period. Holdings of collateralized loan obligations also added to results.

Describe recent portfolio activity.

•

During the 12-month period, the Fund reduced its underweight in U.S. Treasuries, and increased its overweight in TIPS. The Fund also increased its overweight in CMBS. The Fund moved from an underweight position in 15-year versus 30-year pass-through MBS to a slight overweight in 15-year MBS relative to the benchmark.

•

The Fund uses derivatives as a part of its investment strategy. Derivatives are used by the investment advisor as a means to manage risk and/or gain or reduce exposure to interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the Fund’s use of derivatives did not have a material impact on performance.

Describe portfolio positioning at period end.

•

The Fund finished the 12-month period slightly overweight in duration (and corresponding interest rate sensitivity). The Fund was underweight in MBS relative to the benchmark. The majority of the Fund’s MBS allocation was to pools of conventional mortgages backed by Fannie Mae and Freddie Mac.

•

As of period-end, the Fund maintained an overweight position in the U.S. dollar relative to the euro, Australian dollar, and Swiss franc. The Fund was also overweight in TIPS relative to nominal U.S. Treasuries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	59%
U.S. Treasury Obligations	33
Non-Agency Mortgage-Backed Securities	4
Corporate Bonds	2
Asset-Backed Securities	2

[1]	Total Investments exclude short-term securities, options purchased, options written, borrowed bonds and TBA sale commitments.

18	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

BlackRock U.S. Government Bond Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80% of its assets in bonds that are issued or guaranteed by the U.S. government and its agencies. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income Portfolio”.

[2]	This index measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

[3]	This unmanaged index includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended December 31, 2015

				Average Annual Total Returns[5]
	Standardized 30-Day Yield[4]	Unsubsidized 30-Day Yield[4]	6-Month Total Returns[5]	1 Year	5 Years	10 Years
BlackRock U.S. Government Bond Portfolio	2.02%	1.78%	0.65%	0.54%	2.46%	3.57%
Barclays U.S. Government/Mortgage Index	—	—	0.96	1.13	2.83	4.35
Barclays U.S. Mortgage-Backed Securities Index	—	—	1.20	1.51	2.96	4.64

[4]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
[5]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual				Hypothetical[8]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[6]	Ending Account Value December 31, 2015	Expenses Paid During the Period[7]
BlackRock U.S. Government Bond Portfolio	$1,000.00	$1,006.50	$2.68	$2.53	$1,000.00	$1,022.53	$2.70	$1,022.68	$2.55

[6]	Expenses are equal to the annualized expense ratio (0.53%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

     See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	19

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance yield and net asset value per share (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and distribution rates than it would in comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2015 and held through December 31, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

20	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	21

Schedule of Investments December 31, 2015	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd., Series 2012-1AR, Class BR, 2.64%, 9/20/23 (a)(b)	USD	250	$248,712
ACE Securities Corp. Home Equity Loan Trust, Series 2006-CW1, Class A2D, 0.68%, 7/25/36 (b)		520	289,591
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class B, 2.37%, 4/15/27 (a)(b)		250	243,425
Anchorage Capital CLO Ltd., Series 2013-1A, Class A2A, 2.04%, 7/13/25 (a)(b)		250	242,607
Apidos CLO XII, Series 2013-12A, Class A, 1.42%, 4/15/25 (a)(b)		500	491,000
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, 0.66%, 5/25/35 (b)		122	91,767
B2R Mortgage Trust:
Series 2015-1, Class A1, 2.52%, 5/15/48 (a)		98	95,671
Series 2015-2, Class A, 3.34%, 11/15/48 (a)		100	99,507
Babson CLO Ltd., Series 2013-IA, Class A, 1.42%, 4/20/25 (a)(b)		250	244,843
Battalion CLO IV Ltd., Series 2013-4A, Class A1, 1.72%, 10/22/25 (a)(b)		250	246,806
Bayview Opportunity Master Fund IIIA Trust, Series 2014-16RP, Class A, 3.84%, 11/28/29 (a)(c)		78	77,008
Bayview Opportunity Master Fund IIIB RPL Trust, Series 2015-3, Class A1, 3.62%, 4/28/30 (a)(c)		46	45,851
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 6/15/30 (b)		53	27,489
Series 2000-A, Class A3, 7.83%, 6/15/30 (b)		49	26,337
Series 2000-A, Class A4, 8.29%, 6/15/30 (b)		84	47,586
Bear Stearns Asset-Backed Securities I Trust:
Series 2006-HE7, Class 1A2, 0.59%, 9/25/36-1/25/37 (b)		366	301,809
Series 2006-HE9, Class 2A, 0.56%, 11/25/36-3/25/37 (b)		255	206,470

Asset-Backed Securities		Par (000)	Value
Bear Stearns Asset-Backed Securities I Trust (continued):
Series 2007-HE1, Class 21A2, 0.58%, 1/25/37 (b)	USD	78	$70,127
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 1.68%, 1/20/25 (a)(b)		405	403,288
Carrington Mortgage Loan Trust:
Series 2006-NC5, Class A4, 0.64%, 1/25/37 (b)		100	59,668
Series 2007-FRE1, Class A2, 0.62%, 2/25/37 (b)		68	63,547
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (a)		111	110,801
CIFC Funding Ltd.:
Series 2011-1AR, Class A1R, 1.59%, 1/19/23 (a)(b)		135	134,473
Series 2014-2A, Class A1L, 1.86%, 5/24/26 (a)(b)		480	474,277
Citigroup Mortgage Loan Trust, Series 2006-NC1, Class A2D, 0.67%, 8/25/36 (b)		90	66,234
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH3, Class A3, 0.67%, 6/25/37 (b)		30	24,692
Conseco Finance Securitizations Corp., Series 2000-4, Class A6, 8.31%, 5/01/32 (b)		44	27,662
Countrywide Asset-Backed Certificates:
Series 2006-8, Class 2A3, 0.58%, 1/25/46 (b)		129	117,044
Series 2006-S3, Class A4, 6.43%, 1/25/29 (c)		29	28,384
Series 2006-SPS1, Class A, 0.64%, 12/25/25 (b)		6	19,391
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.71%, 10/20/43 (a)(b)		37	36,602

Portfolio Abbreviations
ABS	Asset-Backed Security	EUR	Euro	OTC	Over-the-counter
ADR	American Depositary Receipts	EURIBOR	Euro Interbank Offered Rate	PCL	Public Company Limited
AGM	Assurance Guaranty Municipal Corp.	FKA	Formerly Known As	PIK	Payment-in-kind
AKA	Also Known As	FTSE	Financial Times Stock Exchange	PLN	Polish Zloty
AMBAC	AMBAC Assurance Corp.	GBP	British Pound	RB	Revenue Bonds
AUD	Australian Dollar	GDR	Global Depositary Receipts	REIT	Real Estate Investment Trust
BRL	Brazilian Real	GO	General Obligation Bonds	RUB	Russian Ruble
BZDIOVER	Overnight Brazil CETIP —	HUF	Hungarian Forint	SAR	Saudi Arabian Riyal
	Interbank Rate	IDR	Indonesian Rupiah	S&P	Standard & Poor’s
CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
CDO	Collateralized Debt Obligation	JSC	Joint Stock Company	SPDR	Standard & Poor’s
CLO	Collateralized Loan Obligation	KRW	Korean Won		Depositary Receipts
CLP	Chilean Peso	LIBOR	London Interbank Offered Rate	TBA	To Be Announced
COP	Colombian Peso	MXIBTIIE	Mexico Interbank TIIE 28 Day	TWD	Taiwan New Dollar
CNH	Chinese Yuan Offshore	MXN	Mexican Peso	USD	US Dollar
CNY	Chinese Yuan	MYR	Malaysian Ringgit	WIBOR	Warsaw Interbank Offered Rate
ETF	Exchange-Traded Fund	NYSE	New York Stock Exchange	ZAR	South African Rand

See Notes to Financial Statements.

22	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Asset-Backed Securities		Par (000)	Value

CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 6/25/35	USD	35	$34,444
Series 2006-S5, Class A5, 6.16%, 6/25/35		21	19,283
Series 2007-S1, Class A3, 5.81%, 11/25/36 (b)		33	32,341
CWHEQ Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4Q1B, 0.50%, 12/15/33 (a)(b)		59	49,973
CWHEQ Revolving Home Equity Loan Trust, Series 2005-B, Class 2A, 0.51%, 5/15/35 (b)		51	42,708
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (a)		294	290,469
Flatiron CLO Ltd., Series 2011-1A, Class A, 1.87%, 1/15/23 (a)(b)		370	370,277
Ford Credit Floorplan Master Owner Trust, Series 2012-5, Class C, 2.14%, 9/15/19		115	115,076
Galaxy XX CLO Ltd., Series 2015-20A, Class A, 1.73%, 7/20/27 (a)(b)		250	246,126
GSAMP Trust, Series 2007-H1, Class A1B, 0.62%, 1/25/47 (b)		37	24,002
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.59%, 10/28/24 (a)(b)		280	274,316
Highbridge Loan Management Ltd., Series 2012-1AR, Class A2R, 2.53%, 9/20/22 (a)(b)		250	249,906
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.37%, 7/25/36		232	102,612
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, 0.69%, 4/15/36 (b)		65	57,267
Invitation Homes Trust, Series 2014-SFR2, Class A, 1.45%, 9/17/31 (a)(b)		100	98,149
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.47%, 7/15/25 (a)(b)		500	490,700
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 3/15/28 (b)		130	138,833
Series 2001-B, Class M2, 7.17%, 4/15/40 (b)		25	17,259
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 3.50%, 10/01/27 (a)		213	212,574
Long Beach Mortgage Loan Trust:
Series 2006-10, Class 2A4, 0.64%, 11/25/36 (b)		19	8,046
Series 2006-11, Class 1A, 0.58%, 12/25/36 (b)		149	92,437
Series 2006-2, Class 2A3, 0.61%, 3/25/46 (b)		421	168,632
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 1.02%, 12/25/34 (b)		78	70,390
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 1A, 0.64%, 4/25/37 (b)		437	185,322
MSCC Heloc Trust, Series 2007-1, Class A, 0.52%, 12/25/31 (b)		17	16,264
Navient Private Education Loan Trust:
Series 2014-CTA, Class B, 2.08%, 10/17/44 (a)(b)		250	237,121
Series 2015-AA, Class A3, 2.03%, 11/15/30 (a)(b)		103	99,694
Northwoods Capital IX Ltd., Series 2012-9A, Class A, 1.74%, 1/18/24 (a)(b)		260	257,427
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A4, 6.93%, 9/15/31 (b)		18	15,273

Asset-Backed Securities		Par (000)	Value

Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.44%, 7/17/25 (a)(b)	USD	305	$297,558
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.65%, 8/23/24 (a)(b)		285	282,908
OneMain Financial Issuance Trust, Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		325	323,879
Option One Mortgage Loan Trust, Series 2007-FXD1, Class 3A4, 5.86%, 1/25/37 (c)		80	74,823
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 1.47%, 7/22/25 (a)(b)		495	486,337
OZLM Funding Ltd., Series 2012-2A, Class A1, 1.80%, 10/30/23 (a)(b)		435	433,985
Pretium Mortgage Credit Partners I LLC, Series 2015-NPL4, Class A1, 4.38%, 11/27/30 (a)		243	241,946
Progress Residential Trust, Series 2015-SFR3, Class D, 4.67%, 11/12/20 (a)		100	99,450
RCO Mortgage LLC, Series 2015-NQM1, Class A, 3.50%, 6/25/23 (a)(b)		80	79,936
RMAT LLC, Series 2015-RPL1, Class A1, 3.97%, 5/26/20 (a)(c)		95	94,213
Santander Drive Auto Receivables Trust:
Series 2014-S1, Class R, 1.42%, 8/16/18 (a)		3	2,567
Series 2014-S2, Class R, 1.43%, 11/16/18-6/18/19 (a)		81	80,812
Series 2014-S6, Class R, 1.43%, 12/17/19 (a)		12	11,981
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.70%, 4/25/35 (b)		5	4,912
Scholar Funding Trust:
Series 2011-A, Class A, 1.22%, 10/28/43 (a)(b)		150	142,836
Series 2013-A, Class A, 1.07%, 1/30/45 (a)(b)		475	442,629
SLM Private Credit Student Loan Trust:
Series 2004-B, Class A2, 0.71%, 6/15/21-6/15/23 (b)		392	382,527
Series 2004-B, Class A3, 0.84%, 3/15/24 (b)		225	212,328
Series 2006-C, Class A4, 0.68%, 3/15/23 (b)		55	54,340
SLM Private Education Loan Trust:
Series 2011-B, Class A3, 2.58%, 6/16/42 (a)(b)		400	413,401
Series 2013-C, Class B, 3.50%, 6/15/44 (a)		500	492,046
SoFi Professional Loan Program LLC, Series 2015-B, Class A2, 2.51%, 9/27/32 (a)		139	136,901
Soundview Home Loan Trust, Series 2005-OPT3, Class A4, 0.72%, 11/25/35 (b)		57	57,156
SpringCastle America Funding LLC, Series 2014-AA, Class B, 4.61%, 10/25/27 (a)		214	214,406
Springleaf Funding Trust, Series 2015-AA, Class B, 3.62%, 11/15/24 (a)		320	316,549
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, 1.92%, 9/25/34 (b)		65	56,521
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.72%, 1/25/35 (b)		114	105,265
SWAY Residential Trust, Series 2014-1, Class A, 1.65%, 1/17/20 (a)(b)		257	251,832
Symphony CLO XII Ltd., Series 2013-12A, Class A, 1.59%, 10/15/25 (a)(b)		380	373,168

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	23

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Asset-Backed Securities		Par (000)	Value
TICP CLO III Ltd., Series 2014-3A, Class B1, 2.67%, 1/20/27 (a)(b)	USD	250	$248,553
U.S. Residential Opportunity Fund Trust, Series 2015-1IV, Class A, 3.72%, 2/27/35 (a)		79	78,111
Venture XIX CLO Ltd., Series 2014-19A, Class A, 1.92%, 1/15/26 (a)(b)		250	248,369
Voya CLO Ltd., Series 2012-2RA, Class BR, 2.27%, 10/15/22 (a)(b)		250	246,807
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, 0.55%, 7/25/37 (a)(b)		107	95,311
WVUE, Series 2015-1A, Class A, 4.50%, 9/25/20 (a)		87	86,426
Ziggurat CLO I Ltd., Series 2014-1A, Class A1, 1.90%, 10/17/26 (a)(b)		515	512,425
Total Asset-Backed Securities — 3.3%			16,362,804

Common Stocks		Shares
Aerospace & Defense — 0.8%
Raytheon Co.		30,990	3,859,185
Air Freight & Logistics — 0.8%
FedEx Corp.		25,640	3,820,104
Airlines — 1.3%
Southwest Airlines Co.		105,900	4,560,054
United Continental Holdings, Inc. (d)		33,500	1,919,550

			6,479,604
Auto Components — 1.4%
Goodyear Tire & Rubber Co.		55,900	1,826,253
Lear Corp.		41,300	5,072,879

			6,899,132
Banks — 7.3%
Bank of America Corp.		423,515	7,127,757
Citigroup, Inc.		143,293	7,415,413
JPMorgan Chase & Co.		156,990	10,366,050
SunTrust Banks, Inc.		104,650	4,483,206
U.S. Bancorp		169,750	7,243,233

			36,635,659
Beverages — 1.4%
Dr. Pepper Snapple Group, Inc.		47,000	4,380,400
Molson Coors Brewing Co., Class B		28,600	2,686,112

			7,066,512
Biotechnology — 1.7%
Amgen, Inc.		38,050	6,176,657
Gilead Sciences, Inc.		25,000	2,529,750

			8,706,407
Building Products — 0.3%
Owens Corning		34,800	1,636,644
Capital Markets — 1.1%
Goldman Sachs Group, Inc.		29,750	5,361,843
Chemicals — 0.9%
Dow Chemical Co.		41,100	2,115,828
Eastman Chemical Co.		35,480	2,395,255

			4,511,083
Communications Equipment — 1.8%
Brocade Communications Systems, Inc.		211,403	1,940,680
Cisco Systems, Inc.		253,570	6,885,693

			8,826,373

Common Stocks	Shares	Value
Consumer Finance — 0.4%
SLM Corp. (d)	289,080	$1,884,802
Containers & Packaging — 0.3%
Packaging Corp. of America	24,675	1,555,759
Electronic Equipment, Instruments & Components — 0.4%
CDW Corp.	47,200	1,984,288
Energy Equipment & Services — 1.3%
Atwood Oceanics, Inc. (e)	77,800	795,894
Schlumberger Ltd.	72,540	5,059,665
Weatherford International PLC (d)	80,580	676,066

		6,531,625
Food & Staples Retailing — 1.7%
CVS Health Corp.	83,075	8,122,243
Kroger Co.	10,020	419,137

		8,541,380
Food Products — 0.7%
Pilgrim’s Pride Corp.	25,100	554,459
Tyson Foods, Inc., Class A	54,900	2,927,817

		3,482,276
Health Care Equipment & Supplies — 0.1%
Medtronic PLC	4,440	341,525
Health Care Providers & Services — 7.1%
Aetna, Inc.	64,780	7,004,014
Centene Corp. (d)	50,100	3,297,081
Cigna Corp.	47,000	6,877,510
Express Scripts Holding Co. (d)	11,200	978,992
Humana, Inc.	17,100	3,052,521
Laboratory Corp. of America Holdings (d)	28,160	3,481,702
McKesson Corp.	13,880	2,737,552
UnitedHealth Group, Inc.	46,020	5,413,793
Universal Health Services, Inc., Class B	23,447	2,801,682

		35,644,847
Hotels, Restaurants & Leisure — 1.5%
Carnival Corp. (e)	125,004	6,810,218
Las Vegas Sands Corp.	15,400	675,136

		7,485,354
Household Durables — 0.8%
DR Horton, Inc.	43,415	1,390,582
Lennar Corp., Class A (e)	24,420	1,194,382
NVR, Inc.	437	717,991
Toll Brothers, Inc. (d)	20,168	671,594

		3,974,549
Industrial Conglomerates — 0.2%
3M Co.	7,465	1,124,528
Insurance — 2.1%
American International Group, Inc.	112,450	6,968,527
Travelers Cos., Inc.	31,175	3,518,411

		10,486,938
Internet & Catalog Retail — 0.6%
Priceline Group, Inc. (d)	2,440	3,110,878
Internet Software & Services — 3.2%
Alphabet, Inc., Class A (d)	7,280	5,663,913
Alphabet, Inc., Class C (d)	7,411	5,624,060
Facebook, Inc., Class A (d)	43,500	4,552,710

		15,840,683
IT Services — 3.5%
Amdocs Ltd.	46,531	2,539,197

See Notes to Financial Statements.

24	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Common Stocks	Shares	Value
IT Services (continued)
Cognizant Technology Solutions Corp., Class A (d)	80,400	$4,825,608
DST Systems, Inc.	12,286	1,401,341
MasterCard, Inc., Class A	65,370	6,364,423
Total System Services, Inc.	45,029	2,242,444

		17,373,013
Machinery — 0.2%
WABCO Holdings, Inc. (d)	9,920	1,014,419
Media — 2.4%
Comcast Corp., Class A	143,800	8,114,634
Omnicom Group, Inc.	29,110	2,202,463
Viacom, Inc., Class B	37,600	1,547,616

		11,864,713
Multi-Utilities — 0.5%
Public Service Enterprise Group, Inc.	65,600	2,538,064
Oil, Gas & Consumable Fuels — 1.9%
BP PLC — ADR	92,960	2,905,930
Exxon Mobil Corp.	2,440	190,198
Hess Corp.	9,162	444,174
PBF Energy, Inc., Class A	12,620	464,542
Suncor Energy, Inc.	126,150	3,254,670
Tesoro Corp.	9,742	1,026,515
Valero Energy Corp.	18,800	1,329,348

		9,615,377
Paper & Forest Products — 0.3%
Domtar Corp.	41,200	1,522,340
Pharmaceuticals — 2.0%
Allergan PLC (d)	6,500	2,031,250
Johnson & Johnson	11,200	1,150,464
Merck & Co., Inc.	8,186	432,385
Pfizer, Inc.	10,260	331,193
Teva Pharmaceutical Industries Ltd. — ADR	92,305	6,058,900

		10,004,192
Semiconductors & Semiconductor Equipment — 1.1%
Intel Corp.	53,570	1,845,487
Micron Technology, Inc. (d)	71,780	1,016,405
NVIDIA Corp.	77,400	2,551,104

		5,412,996
Software — 2.4%
Activision Blizzard, Inc.	110,380	4,272,810
Microsoft Corp.	103,310	5,731,639
Oracle Corp.	54,330	1,984,675

		11,989,124
Specialty Retail — 3.6%
Home Depot, Inc.	56,800	7,511,800
Lowe’s Cos., Inc.	102,000	7,756,080
Ross Stores, Inc.	49,796	2,679,523

		17,947,403
Technology Hardware, Storage & Peripherals — 2.3%
Apple Inc.	66,820	7,033,473
EMC Corp.	37,600	965,568
Western Digital Corp.	53,840	3,233,092

		11,232,133
Textiles, Apparel & Luxury Goods — 0.1%
Fossil Group, Inc. (d)(e)	14,500	530,120

Common Stocks		Shares	Value
Tobacco — 1.2%
Altria Group, Inc.		105,843	$6,161,121
Total Common Stocks — 60.7%			302,996,993

Corporate Bonds		Par (000)
Aerospace & Defense — 0.2%
BAE Systems Holdings, Inc.:
2.85%, 12/15/20 (a)	USD	38	37,903
3.85%, 12/15/25 (a)		24	23,759
4.75%, 10/07/44 (a)		8	7,786
Boeing Co.:
2.20%, 10/30/22		12	11,583
2.60%, 10/30/25		17	16,455
Lockheed Martin Corp.:
3.10%, 1/15/23		16	15,989
3.55%, 1/15/26		43	43,151
3.60%, 3/01/35		78	69,752
4.50%, 5/15/36		17	17,211
4.07%, 12/15/42		50	46,271
4.70%, 5/15/46		49	50,194
Northrop Grumman Corp., 3.85%, 4/15/45		74	66,495
Raytheon Co., 3.15%, 12/15/24		25	25,050
United Technologies Corp.:
1.78%, 5/04/18 (c)		246	243,517
4.15%, 5/15/45		65	62,106

			737,222
Air Freight & Logistics — 0.1%
FedEx Corp.:
4.90%, 1/15/34		128	131,496
3.90%, 2/01/35		11	10,013
4.10%, 2/01/45		55	49,010
4.75%, 11/15/45		54	53,501

			244,020
Airlines — 0.1%
American Airlines Group, Inc., 4.63%, 3/01/20 (a)		91	86,677
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 5/01/27		231	223,135
Southwest Airlines Co.:
2.75%, 11/06/19		45	45,349
2.65%, 11/05/20		81	80,588
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 9/15/28 (a)		64	61,913
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		18	18,067

			515,729
Auto Components — 0.1%
BorgWarner, Inc., 3.38%, 3/15/25		80	75,524
Delphi Automotive PLC, 4.25%, 1/15/26		95	95,424
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		48	48,240
4.88%, 3/15/19		65	64,415
6.00%, 8/01/20		80	80,672

			364,275

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	25

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Corporate Bonds		Par (000)	Value
Automobiles — 0.0%
Daimler Finance North America LLC, 2.45%, 5/18/20 (a)	USD	184	$180,467
Banks — 1.4%
Bank of America Corp.:
2.25%, 4/21/20		492	480,126
3.30%, 1/11/23		230	226,395
4.00%, 1/22/25		217	212,427
3.95%, 4/21/25		186	181,121
3.88%, 8/01/25		400	406,051
4.88%, 4/01/44		28	28,993
Bank of Nova Scotia:
1.30%, 7/21/17		383	381,799
2.80%, 7/21/21		318	319,748
Barclays PLC:
2.75%, 11/08/19		200	199,269
2.88%, 6/08/20		200	199,580
BB&T Corp., 2.45%, 1/15/20		112	112,750
Citigroup, Inc.:
1.80%, 2/05/18		205	204,215
2.50%, 9/26/18		208	209,806
2.50%, 7/29/19		285	284,570
3.50%, 5/15/23		126	123,885
3.88%, 3/26/25		140	136,260
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 4.38%, 8/04/25		250	254,263
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (a)		760	761,900
HSBC USA, Inc.:
2.35%, 3/05/20		448	442,792
2.75%, 8/07/20		180	180,018
JPMorgan Chase & Co.:
1.35%, 2/15/17		231	230,535
2.20%, 10/22/19		111	110,101
2.75%, 6/23/20		29	29,129
3.88%, 9/10/24		310	308,371
3.90%, 7/15/25		206	212,288
4.25%, 10/01/27		105	104,749
U.S. Bancorp, 2.95%, 7/15/22		208	206,802
Wells Fargo & Co.:
2.60%, 7/22/20		138	137,646
2.55%, 12/07/20		90	89,558
3.55%, 9/29/25		115	116,034
3.90%, 5/01/45		161	148,459
4.90%, 11/17/45		52	52,464

			7,092,104
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		46	39,524
Coca-Cola Co., 2.88%, 10/27/25		191	188,298
Molson Coors Brewing Co., 5.00%, 5/01/42		31	29,853

			257,675
Biotechnology — 0.2%
Amgen, Inc.:
2.13%, 5/01/20		127	125,268
5.65%, 6/15/42		97	104,962
4.40%, 5/01/45		65	60,224
Biogen, Inc.:
2.90%, 9/15/20		48	47,874
3.63%, 9/15/22		82	82,908
4.05%, 9/15/25		69	69,313
5.20%, 9/15/45		53	53,020

Corporate Bonds		Par (000)	Value
Biotechnology (continued)
Celgene Corp.:
2.25%, 5/15/19	USD	108	$107,051
3.25%, 8/15/22		116	115,080
Gilead Sciences, Inc.:
2.35%, 2/01/20		25	25,017
3.65%, 3/01/26		25	25,212
4.60%, 9/01/35		29	29,488
4.50%, 2/01/45		60	58,690
4.75%, 3/01/46		23	23,277

			927,384
Building Products — 0.1%
Building Materials Corp. of America, 6.00%, 10/15/25 (a)		244	248,880
Capital Markets — 0.7%
Bank of New York Mellon Corp.:
2.10%, 1/15/19		172	172,799
3.00%, 2/24/25		179	176,028
Credit Suisse AG, 3.00%, 10/29/21		250	249,005
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 3/26/20 (a)		250	247,630
Deutsche Bank AG, 1.88%, 2/13/18		130	128,895
Goldman Sachs Group, Inc.:
3.63%, 2/07/16		109	109,276
2.63%, 1/31/19		297	299,124
2.60%, 4/23/20		144	142,906
2.75%, 9/15/20		71	70,953
3.50%, 1/23/25		94	92,384
3.75%, 5/22/25		531	534,541
4.25%, 10/21/25		32	31,755
4.80%, 7/08/44		51	50,704
4.75%, 10/21/45		75	74,503
Jefferies Group LLC, 6.50%, 1/20/43		30	27,739
Morgan Stanley:
2.80%, 6/16/20		243	243,773
3.75%, 2/25/23		164	167,980
3.70%, 10/23/24		179	179,861
4.00%, 7/23/25		251	258,473
4.30%, 1/27/45		117	111,631

			3,369,960
Chemicals — 0.1%
Agrium, Inc., 4.13%, 3/15/35		55	46,786
CF Industries, Inc.:
3.45%, 6/01/23		55	51,193
5.38%, 3/15/44		92	80,014
Dow Chemical Co.:
4.38%, 11/15/42		32	27,869
4.63%, 10/01/44		43	38,870
Eastman Chemical Co., 4.80%, 9/01/42		58	53,251
Ecolab, Inc., 2.25%, 1/12/20		67	66,614
Huntsman International LLC, 5.13%, 11/15/22 (a)		80	72,000
Monsanto Co., 3.60%, 7/15/42		87	62,950
Sherwin-Williams Co., 4.00%, 12/15/42		26	24,561

			524,108
Commercial Services & Supplies — 0.1%
Aviation Capital Group Corp., 2.88%, 9/17/18 (a)		175	173,996
Republic Services, Inc., 3.20%, 3/15/25		142	136,704
Waste Management, Inc.: 3.13%, 3/01/25		54	52,554

See Notes to Financial Statements.

26	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies (continued)
Waste Management, Inc. (continued):
3.90%, 3/01/35	USD	62	$57,733

			420,987
Communications Equipment — 0.1%
Harris Corp.:
2.70%, 4/27/20		39	38,262
4.85%, 4/27/35		95	93,476
5.05%, 4/27/45		40	39,167
Juniper Networks, Inc., 3.30%, 6/15/20		79	78,657

			249,562
Consumer Finance — 0.8%
Ally Financial, Inc.:
4.13%, 2/13/22		200	198,000
5.13%, 9/30/24		180	184,275
American Express Credit Corp.:
1.13%, 6/05/17		311	309,566
2.25%, 8/15/19		179	179,031
Capital One Financial Corp.:
4.75%, 7/15/21		5	5,416
4.20%, 10/29/25		109	107,621
Capital One N.A., 2.95%, 7/23/21		263	260,333
Discover Bank, 3.10%, 6/04/20		250	250,567
Discover Financial Services, 3.75%, 3/04/25		59	56,658
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		500	492,299
2.15%, 1/09/18		200	199,260
4.25%, 9/20/22		213	217,907
General Motors Financial Co., Inc.:
2.75%, 5/15/16		211	211,617
2.63%, 7/10/17		250	250,763
4.75%, 8/15/17		260	269,475
3.10%, 1/15/19		43	42,938
3.70%, 11/24/20		117	117,316
3.45%, 4/10/22		105	100,722
4.00%, 1/15/25		180	170,776
Synchrony Financial:
2.60%, 1/15/19		90	89,677
2.70%, 2/03/20		52	51,003
4.50%, 7/23/25		112	111,735
Toyota Motor Credit Corp., 2.75%, 5/17/21		185	186,997

			4,063,952
Containers & Packaging — 0.1%
Reynolds Group Issuer, Inc., 6.88%, 2/15/21		320	329,600
Diversified Financial Services — 0.3%
BP Capital Markets PLC, 2.24%, 5/10/19		221	221,293
General Electric Capital Corp.:
3.15%, 9/07/22		169	172,969
3.10%, 1/09/23		231	234,468
Intercontinental Exchange, Inc.:
2.75%, 12/01/20		57	56,986
3.75%, 12/01/25		37	37,102
Moody’s Corp., 4.50%, 9/01/22		85	90,085
Shell International Finance BV:
2.13%, 5/11/20		273	268,568
4.13%, 5/11/35		245	233,859
3.63%, 8/21/42		46	38,382
Woodside Finance Ltd., 3.65%, 3/05/25 (a)		35	31,000

			1,384,712

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services — 0.5%
AT&T Inc.:
2.38%, 11/27/18	USD	91	$91,620
2.30%, 3/11/19		115	114,944
2.45%, 6/30/20		225	221,585
3.88%, 8/15/21		133	137,212
3.00%, 6/30/22		223	217,652
3.40%, 5/15/25		243	233,545
4.30%, 12/15/42		127	108,521
4.75%, 5/15/46		54	49,442
Intelsat Jackson Holdings SA, 5.50%, 8/01/23		80	62,800
Level 3 Financing, Inc., 5.38%, 8/15/22		120	121,800
Verizon Communications, Inc.:
2.63%, 2/21/20		197	197,685
3.45%, 3/15/21		239	244,518
5.05%, 3/15/34		60	59,779
4.40%, 11/01/34		252	232,502
3.85%, 11/01/42		175	143,042
4.86%, 8/21/46		138	130,648

			2,367,295
Electric Utilities — 0.4%
Alabama Power Co., 2.80%, 4/01/25		24	23,157
Commonwealth Edison Co., 4.70%, 1/15/44		87	91,511
Duke Energy Carolinas LLC:
4.25%, 12/15/41		128	127,584
3.75%, 6/01/45		59	54,643
Duke Energy Corp.:
3.05%, 8/15/22		7	6,902
3.75%, 4/15/24		81	82,069
4.80%, 12/15/45		75	75,772
Duke Energy Florida LLC, 3.85%, 11/15/42		59	55,201
Entergy Arkansas, Inc., 3.70%, 6/01/24		137	139,729
Exelon Corp., 2.85%, 6/15/20		168	167,082
Florida Power & Light Co., 3.80%, 12/15/42		46	43,559
Georgia Power Co., 3.00%, 4/15/16		371	373,059
PacifiCorp:
3.60%, 4/01/24		175	180,842
3.35%, 7/01/25		161	162,307
Progress Energy, Inc., 4.88%, 12/01/19		20	21,443
Public Service Co. of Colorado, 2.50%, 3/15/23		110	107,170
Puget Sound Energy, Inc., 4.30%, 5/20/45		123	124,582
Southern California Edison Co., 1.25%, 11/01/17		49	48,732
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (a)		182	182,013

			2,067,357
Electrical Equipment — 0.0%
Rockwell Automation, Inc., 2.88%, 3/01/25		95	92,648
Electronic Equipment, Instruments & Components — 0.0%
CDW LLC/CDW Finance Corp., 5.00%, 9/01/23		80	81,200
Energy Equipment & Services — 0.0%
Ensco PLC, 5.75%, 10/01/44		22	14,502
Schlumberger Holdings Corp., 3.00%, 12/21/20 (a)		157	154,972
Transocean, Inc., 6.80%, 3/15/38		30	16,163

			185,637

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	27

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Corporate Bonds		Par (000)	Value
Food & Staples Retailing — 0.1%
CVS Health Corp.:
4.00%, 12/05/23	USD	89	$92,490
4.88%, 7/20/35		213	219,921
5.30%, 12/05/43		36	38,667
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44		55	49,752
Wal-Mart Stores, Inc.:
2.55%, 4/11/23		62	61,144
4.00%, 4/11/43		31	30,104

			492,078
Food Products — 0.0%
Kraft Foods Group, Inc., 6.88%, 1/26/39		36	42,667
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories, 2.55%, 3/15/22		205	203,724
Becton Dickinson and Co.:
1.45%, 5/15/17		102	101,569
1.80%, 12/15/17		35	34,949
2.68%, 12/15/19		149	149,811
3.13%, 11/08/21		64	64,538
4.69%, 12/15/44		20	20,178
Boston Scientific Corp.:
2.65%, 10/01/18		101	101,531
2.85%, 5/15/20		119	118,380
3.85%, 5/15/25		132	129,881
Medtronic, Inc.:
2.50%, 3/15/20		92	92,653
3.13%, 3/15/22		88	88,891
3.63%, 3/15/24		110	112,670
4.63%, 3/15/44		134	136,369
4.63%, 3/15/45		74	76,328
St. Jude Medical, Inc.:
2.80%, 9/15/20		82	82,031
3.88%, 9/15/25		27	27,252
Stryker Corp., 3.38%, 11/01/25		37	36,520
Zimmer Biomet Holdings, Inc.:
3.55%, 4/01/25		46	44,699
4.25%, 8/15/35		106	98,819

			1,720,793
Health Care Providers & Services — 0.5%
Aetna, Inc.:
4.50%, 5/15/42		65	63,853
4.13%, 11/07/42		32	29,942
AmerisourceBergen Corp.:
1.15%, 5/15/17		129	128,077
3.25%, 3/01/25		31	30,014
4.25%, 3/01/45		31	28,493
Anthem, Inc.:
1.88%, 1/15/18		287	285,755
2.30%, 7/15/18		396	395,253
Series A, 3.70%, 8/15/21		7	7,154
3.30%, 1/15/23		193	187,561
4.65%, 8/15/44		54	51,467
Baylor Scott & White Holdings, 4.19%, 11/15/45		40	37,828
Catholic Health Initiatives, 4.35%, 11/01/42		30	28,059
Cigna Corp., 3.25%, 4/15/25		212	208,028
Dignity Health, 5.27%, 11/01/64		90	92,329
Express Scripts Holding Co.:
1.25%, 6/02/17		98	97,347
3.90%, 2/15/22		66	67,794
HCA, Inc., 5.25%, 4/15/25		180	181,350

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
Laboratory Corp. of America Holdings, 2.63%, 2/01/20	USD	85	$83,917
Ochsner Clinic Foundation, 5.90%, 5/15/45		35	37,601
Southern Baptist Hospital of Florida, Inc., 4.86%, 7/15/45		35	36,158
UnitedHealth Group, Inc.:
2.70%, 7/15/20		48	48,503
2.88%, 12/15/21		98	99,359
3.35%, 7/15/22		47	48,074
4.63%, 7/15/35		20	20,762
3.95%, 10/15/42		117	108,899

			2,403,577
Hotels, Restaurants & Leisure — 0.0%
McDonald’s Corp.:
2.75%, 12/09/20		32	31,978
3.70%, 1/30/26		31	30,975
4.70%, 12/09/35		23	22,915
4.60%, 5/26/45		31	29,827
4.88%, 12/09/45		27	27,164

			142,859
Household Durables — 0.0%
Newell Rubbermaid, Inc., 2.88%, 12/01/19		210	202,582
Household Products — 0.0%
Kimberly-Clark Corp.:
1.90%, 5/22/19		187	186,221
2.65%, 3/01/25		40	38,612

			224,833
Industrial Conglomerates — 0.1%
Eaton Corp., 2.75%, 11/02/22		152	147,082
General Electric Co., 4.50%, 3/11/44		194	199,652

			346,734
Insurance — 0.5%
Aflac, Inc., 3.63%, 6/15/23		52	53,834
Allstate Corp., 3.15%, 6/15/23		62	61,952
American International Group, Inc.:
3.38%, 8/15/20		119	122,351
3.75%, 7/10/25		79	78,294
3.88%, 1/15/35		62	54,686
4.50%, 7/16/44		61	56,410
4.38%, 1/15/55		53	45,542
Aon PLC, 4.75%, 5/15/45		49	48,441
Lincoln National Corp., 3.35%, 3/09/25		31	29,889
Loews Corp., 2.63%, 5/15/23		62	59,077
Marsh & McLennan Cos., Inc., 3.75%, 3/14/26		19	19,025
MassMutual Global Funding II, 2.35%, 4/09/19 (a)		220	221,117
MetLife, Inc., 4.05%, 3/01/45		133	123,423
Metropolitan Life Global Funding I:
1.30%, 4/10/17 (a)		646	645,754
2.30%, 4/10/19 (a)		330	330,079
Prudential Financial, Inc., 4.60%, 5/15/44		171	170,154
Travelers Cos., Inc., 4.60%, 8/01/43		84	88,271
XLIT Ltd., 2.30%, 12/15/18		99	99,018

			2,307,317
Internet & Catalog Retail — 0.0%
Amazon.com, Inc., 2.60%, 12/05/19		147	149,305

See Notes to Financial Statements.

28	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Corporate Bonds		Par (000)	Value
IT Services — 0.2%
Fidelity National Information Services, Inc., 3.63%, 10/15/20	USD	13	$13,169
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18 (a)		205	204,886
3.60%, 10/15/20 (a)		181	181,415
International Business Machines Corp., 2.88%, 11/09/22		150	148,858
MasterCard, Inc., 3.38%, 4/01/24		131	133,874
Visa, Inc.:
2.80%, 12/14/22		186	186,769
3.15%, 12/14/25		151	151,187
4.15%, 12/14/35		51	51,488
4.30%, 12/14/45		68	68,990

			1,140,636
Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific, Inc.:
3.30%, 2/15/22		94	93,769
3.65%, 12/15/25		29	28,837

			122,606
Machinery — 0.1%
Caterpillar, Inc., 4.75%, 5/15/64		127	122,334
Ingersoll-Rand Luxembourg Finance SA, 4.65%, 11/01/44		16	15,313
John Deere Capital Corp., 3.35%, 6/12/24		149	151,408
Schaeffler Holding Finance BV, 6.75% (6.75% Cash or 7.25% PIK), 11/15/22 (a)(f)		200	215,000

			504,055
Media — 0.6%
21st Century Fox America, Inc.:
3.70%, 9/15/24		60	60,495
3.70%, 10/15/25 (a)		27	26,933
4.75%, 9/15/44		42	40,398
4.95%, 10/15/45 (a)		12	11,818
Altice U.S. Finance I Corp., 5.38%, 7/15/23 (a)		200	200,500
CBS Corp., 2.30%, 8/15/19		107	105,812
CCO Safari II LLC:
3.58%, 7/23/20 (a)		131	130,215
4.46%, 7/23/22 (a)		275	274,040
6.38%, 10/23/35 (a)		116	117,198
CCOH Safari LLC, 5.75%, 2/15/26 (a)		45	45,113
Comcast Corp.:
3.38%, 8/15/25		91	92,126
4.25%, 1/15/33		35	34,392
4.40%, 8/15/35		161	161,959
4.60%, 8/15/45		54	54,676
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
4.60%, 2/15/21		245	259,497
6.38%, 3/01/41		45	48,300
Discovery Communications LLC:
3.45%, 3/15/25		65	58,843
4.88%, 4/01/43		29	23,870
DISH DBS Corp., 5.00%, 3/15/23		80	69,400
Interpublic Group of Cos., Inc.:
4.00%, 3/15/22		72	72,104
3.75%, 2/15/23		60	57,732
NBCUniversal Media LLC, 4.45%, 1/15/43		87	85,239

Corporate Bonds		Par (000)	Value
Media (continued)
Scripps Networks Interactive, Inc., 2.75%, 11/15/19	USD	75	$73,772
Time Warner Cable, Inc.:
5.00%, 2/01/20		89	94,212
4.13%, 2/15/21		186	189,920
4.00%, 9/01/21		25	25,243
5.50%, 9/01/41		60	54,219
4.50%, 9/15/42		9	7,063
Time Warner, Inc.:
2.10%, 6/01/19		223	221,772
3.60%, 7/15/25		124	120,711
4.65%, 6/01/44		91	83,479
Viacom, Inc.:
2.75%, 12/15/19		71	70,040
4.50%, 3/01/21		90	92,912

			3,064,003
Metals & Mining — 0.1%
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		124	74,400
5.40%, 11/14/34		74	39,220
Newmont Mining Corp., 3.50%, 3/15/22		86	76,652
Novelis, Inc., 8.75%, 12/15/20		420	385,350
Nucor Corp., 5.20%, 8/01/43		41	37,208
Rio Tinto Finance USA PLC, 2.88%, 8/21/22		4	3,628

			616,458
Multiline Retail — 0.0%
Macy’s Retail Holdings, Inc., 4.50%, 12/15/34		67	55,999
Target Corp.:
3.50%, 7/01/24		33	34,243
4.00%, 7/01/42		63	61,512

			151,754
Multi-Utilities — 0.3%
Berkshire Hathaway Energy Co.:
2.40%, 2/01/20		57	56,468
3.50%, 2/01/25		57	56,523
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		55	56,740
CMS Energy Corp., 3.88%, 3/01/24		183	185,769
Consumers Energy Co., 3.95%, 5/15/43		46	44,521
Dominion Resources, Inc.:
1.95%, 8/15/16		171	171,431
2.50%, 12/01/19		142	141,475
DTE Electric Co., 3.95%, 6/15/42		59	56,480
DTE Energy Co.:
2.40%, 12/01/19		41	40,826
3.50%, 6/01/24		160	160,178
NiSource Finance Corp., 3.85%, 2/15/23		103	105,000
Pacific Gas & Electric Co.:
4.75%, 2/15/44		60	62,349
4.30%, 3/15/45		46	45,379
PG&E Corp., 2.40%, 3/01/19		92	91,804
Sempra Energy, 2.88%, 10/01/22		45	43,545
Virginia Electric & Power Co.:
3.45%, 2/15/24		60	61,254
4.45%, 2/15/44		46	47,313
4.20%, 5/15/45		98	97,312

			1,524,367

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	29

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels — 0.8%
Anadarko Petroleum Corp.:
7.95%, 6/15/39	USD	61	$65,180
4.50%, 7/15/44		61	46,701
California Resources Corp.:
8.00%, 12/15/22 (a)		48	25,260
6.00%, 11/15/24		19	5,795
Chevron Corp.:
2.19%, 11/15/19		36	35,984
1.96%, 3/03/20		273	269,025
CONSOL Energy, Inc., 5.88%, 4/15/22		80	49,600
Continental Resources, Inc.:
3.80%, 6/01/24		62	43,674
4.90%, 6/01/44		71	42,811
Devon Energy Corp., 5.60%, 7/15/41		65	49,129
Energy Transfer Partners LP:
4.15%, 10/01/20		68	62,730
4.65%, 6/01/21		119	111,723
4.90%, 3/15/35		69	50,171
6.63%, 10/15/36		48	41,567
5.15%, 2/01/43		60	42,893
Enterprise Products Operating LLC:
3.90%, 2/15/24		67	62,512
3.70%, 2/15/26		175	156,975
4.45%, 2/15/43		175	133,506
Exxon Mobil Corp., 1.82%, 3/15/19		296	296,214
Halcon Resources Corp., 8.63%, 2/01/20 (a)		80	55,200
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		335	299,784
3.95%, 9/01/22		100	87,052
5.63%, 9/01/41		30	22,733
4.70%, 11/01/42		92	64,736
Kinder Morgan, Inc., 3.05%, 12/01/19		40	37,021
Laredo Petroleum, Inc., 7.38%, 5/01/22		15	13,800
Marathon Petroleum Corp., 4.75%, 9/15/44		35	28,609
MEG Energy Corp.:
6.50%, 3/15/21 (a)		20	14,000
7.00%, 3/31/24 (a)		180	127,800
Peabody Energy Corp., 6.00%, 11/15/18		33	6,105
Phillips 66, 4.88%, 11/15/44		48	42,824
Plains All American Pipeline LP/PAA Finance Corp.:
2.85%, 1/31/23		223	183,944
5.15%, 6/01/42		48	34,826
4.90%, 2/15/45		54	38,836
Regency Energy Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22		121	107,191
Spectra Energy Partners LP, 3.50%, 3/15/25		186	162,693
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23		129	108,881
TransCanada PipeLines Ltd.:
1.88%, 1/12/18		59	58,767
2.50%, 8/01/22		70	64,264
4.63%, 3/01/34		122	115,347
Valero Energy Corp., 3.65%, 3/15/25		239	225,430
Western Gas Partners LP, 4.00%, 7/01/22		98	86,682
Williams Partners LP:
4.00%, 11/15/21		165	137,623
4.50%, 11/15/23		34	27,520
4.90%, 1/15/45		43	27,376

			3,770,494
Paper & Forest Products — 0.0%
International Paper Co.:
3.65%, 6/15/24		63	61,617
4.80%, 6/15/44		96	87,333

			148,950

Corporate Bonds		Par (000)	Value
Pharmaceuticals — 0.5%
AbbVie, Inc.:
2.50%, 5/14/20	USD	180	$178,190
2.90%, 11/06/22		135	130,604
4.50%, 5/14/35		82	80,327
4.40%, 11/06/42		106	98,996
Actavis Funding SCS:
2.35%, 3/12/18		275	275,287
3.00%, 3/12/20		542	541,569
AstraZeneca PLC:
3.38%, 11/16/25		145	143,950
4.38%, 11/16/45		40	40,081
Bristol-Myers Squibb Co., 4.50%, 3/01/44		66	71,347
Eli Lilly & Co., 3.70%, 3/01/45		49	45,835
Endo Finance LLC/Endo Finco, Inc., 5.88%, 1/15/23 (a)		80	78,400
GlaxoSmithKline Capital PLC, 2.85%, 5/08/22		95	95,738
Mylan, Inc., 3.13%, 1/15/23 (a)		67	61,478
Novartis Capital Corp.:
4.40%, 4/24/20		145	158,795
3.00%, 11/20/25		55	54,232
4.00%, 11/20/45		40	39,179
Pfizer, Inc.:
4.30%, 6/15/43		57	57,044
4.40%, 5/15/44		48	48,746
Roche Holdings, Inc., 2.88%, 9/29/21 (a)		200	202,645
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		56	56,791
Valeant Pharmaceuticals International, Inc., 6.13%, 4/15/25 (a)		171	152,617
Zoetis, Inc., 3.25%, 2/01/23		57	54,426

			2,666,277
Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp.:
3.45%, 9/15/21		82	82,402
3.50%, 1/31/23		19	18,571
5.00%, 2/15/24		19	20,112
AvalonBay Communities, Inc., 3.50%, 11/15/25		13	12,875
Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25%, 10/15/23		80	67,600
ERP Operating LP, 3.38%, 6/01/25		59	58,341
Omega Healthcare Investors, Inc., 4.50%, 4/01/27		50	47,079
Prologis LP, 3.75%, 11/01/25		22	21,823
Simon Property Group LP:
3.38%, 10/01/24		89	89,842
4.25%, 10/01/44		77	76,666
Ventas Realty LP, 3.75%, 5/01/24		95	93,093

			588,404
Road & Rail — 0.2%
Burlington Northern Santa Fe LLC:
3.45%, 9/15/21		30	30,662
3.00%, 3/15/23		74	72,925
4.15%, 4/01/45		36	32,628
4.70%, 9/01/45		35	34,924
CSX Corp.:
3.35%, 11/01/25		41	39,820
4.10%, 3/15/44		48	43,486
Norfolk Southern Corp., 4.45%, 6/15/45		62	58,420
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 2/01/22 (a)		144	139,822
Ryder System, Inc., 2.45%, 9/03/19		91	89,648
Union Pacific Corp.:
3.38%, 2/01/35		34	30,708

See Notes to Financial Statements.

30	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Corporate Bonds		Par (000)	Value
Road & Rail (continued)
Union Pacific Corp. (continued):
4.05%, 11/15/45	USD	12	$11,610
4.38%, 11/15/49		45	41,714
3.88%, 2/01/55		141	124,336
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		157	157,026

			907,729
Semiconductors & Semiconductor Equipment — 0.0%
Analog Devices, Inc.:
3.90%, 12/15/25		19	19,182
5.30%, 12/15/45		18	18,544
Applied Materials, Inc.:
2.63%, 10/01/20		67	66,923
3.90%, 10/01/25		55	55,296

			159,945
Software — 0.2%
First Data Corp.:
8.75%, 1/15/22 (a)		128	133,741
5.00%, 1/15/24 (a)		20	19,900
5.75%, 1/15/24 (a)		43	42,355
Microsoft Corp.:
3.13%, 11/03/25		53	53,281
3.50%, 2/12/35		162	149,728
4.45%, 11/03/45		10	10,312
Oracle Corp.:
2.80%, 7/08/21		366	370,723
3.25%, 5/15/30		178	167,164
4.38%, 5/15/55		70	64,038

			1,011,242
Specialty Retail — 0.1%
Home Depot, Inc.:
3.35%, 9/15/25		22	22,481
5.40%, 9/15/40		36	41,951
4.40%, 3/15/45		21	21,705
Lowe’s Cos., Inc.:
3.38%, 9/15/25		24	24,367
4.25%, 9/15/44		41	40,806
4.38%, 9/15/45		18	18,500
QVC, Inc.:
3.13%, 4/01/19		55	54,284
5.13%, 7/02/22		92	91,707

			315,801
Technology Hardware, Storage & Peripherals — 0.1%
Apple Inc.:
2.10%, 5/06/19		221	223,584
3.45%, 2/09/45		44	37,882
HP, Inc., 3.75%, 12/01/20		21	20,837
Seagate HDD Cayman, 5.75%, 12/01/34 (a)		3	2,099

			284,402
Textiles, Apparel & Luxury Goods — 0.0%
NIKE, Inc., 3.88%, 11/01/45		64	61,760
Tobacco — 0.2%
Altria Group, Inc.:
2.63%, 1/14/20		89	89,165
2.85%, 8/09/22		55	53,618
4.25%, 8/09/42		37	33,949
Philip Morris International, Inc.:
1.13%, 8/21/17		183	182,735
4.13%, 3/04/43		59	55,770
4.88%, 11/15/43		91	96,208
Reynolds American, Inc.:
2.30%, 6/12/18		70	70,440

Corporate Bonds	Par (000)		Value
Tobacco (continued)
Reynolds American, Inc. (continued):
3.25%, 6/12/20	USD	55	$55,897
3.25%, 11/01/22		76	75,147
3.75%, 5/20/23		22	21,950
4.75%, 11/01/42		59	56,314

			791,193
Trading Companies & Distributors — 0.0%
GATX Corp., 2.60%, 3/30/20		67	65,183
HD Supply, Inc., 5.25%, 12/15/21 (a)		80	81,600
United Rentals North America, Inc., 7.63%, 4/15/22		45	48,092

			194,875
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, 2.38%, 9/08/16		480	481,760
Orange SA, 5.50%, 2/06/44		61	64,763
Rogers Communications, Inc.:
3.63%, 12/15/25		23	22,623
5.00%, 3/15/44		20	20,135
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		560	589,400
Sprint Corp., 7.88%, 9/15/23		175	131,425
T-Mobile USA, Inc.:
6.63%, 4/28/21		65	67,438
6.73%, 4/28/22		60	62,550
6.84%, 4/28/23		20	20,700
Vodafone Group PLC, 2.50%, 9/26/22		67	62,063

			1,522,857
Total Corporate Bonds — 10.7%			53,285,327

Foreign Agency Obligations
Norway — 0.0%
Statoil ASA, 2.90%, 11/08/20		153	155,502

Foreign Government Obligations
Colombia — 0.0%
Republic of Colombia, 4.00%, 2/26/24		280	266,700
Germany — 0.2%
Deutsche Bundesrepublik Inflation Linked Bonds, 0.10%, 4/15/26	EUR	805	926,934
Indonesia — 0.0%
Republic of Indonesia:
3.38%, 4/15/23	USD	200	185,848
8.38%, 3/15/34	IDR	1,080,000	73,365

			259,213
Mexico — 0.3%
United Mexican States:
4.75%, 6/14/18	MXN	4,553	265,448
4.00%, 10/02/23	USD	945	957,285
8.00%, 12/07/23	MXN	3,000	194,829

			1,417,562

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	31

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Foreign Government Obligations		Par (000)	Value
Peru — 0.0%
Republic of Peru, 7.35%, 7/21/25	USD	150	$188,063

Poland — 0.1%
Republic of Poland:
3.25%, 7/25/25	PLN	524	137,391
2.50%, 7/25/26		925	221,983

			359,374
Russia — 0.0%
Russian Federation, 7.00%, 8/16/23	RUB	995	11,780
Slovenia — 0.1%
Republic of Slovenia, 4.13%, 2/18/19 (a)	USD	260	273,325
Turkey — 0.1%
Republic of Turkey, 5.75%, 3/22/24		480	507,130
Total Foreign Government Obligations — 0.8%			4,210,081

Investment Companies		Shares
iShares iBoxx $ High Yield Corporate Bond ETF (g)		29,546	2,380,817
Utilities Select Sector SPDR Fund (e)		25,900	1,120,952
Total Investment Companies — 0.7%			3,501,769

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 1.0%
Adjustable Rate Mortgage Trust, Series 2005-12, Class 4A1, 3.47%, 3/25/36 (b)	USD	88	64,322
American Home Mortgage Assets Trust, Series 2006-3, Class 2A11, 1.20%, 10/25/46 (b)		100	70,740
Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, 4.50%, 11/25/45 (a)(b)		90	89,842
COLT LLC, Series 2015-1, Class A1V, 3.20%, 12/26/45 (a)(b)		99	98,577
Countrywide Alternative Loan Trust:
Series 2005-72, Class A3, 0.72%, 1/25/36 (b)		42	34,485
Series 2005-80CB, Class 4A1, 6.00%, 2/25/36		87	72,899
Series 2006-OA21, Class A1, 0.59%, 3/20/47 (b)		1,601	1,239,479
Series 2007-22, Class 2A16, 6.50%, 9/25/37		1,075	837,949
Series 2007-OA3, Class 1A1, 0.36%, 4/25/47 (b)		60	50,025
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-OA4, Class A1, 1.22%, 4/25/46 (b)		91	50,609
Series 2006-OA5, Class 2A1, 0.62%, 4/25/46 (b)		166	134,152
Credit Suisse Mortgage Capital Certificates:
Series 2011-5R, Class 2A1, 3.15%, 8/27/46 (a)(b)		332	325,294
Series 2015-10R, Class 4A1, 4.75%, 7/27/37 (a)(b)		87	86,392
Series 2015-PR1, Class A-1, 3.50%, 2/25/55 (a)(c)		199	192,532

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Deutsche ALT-A Securities, Inc., Series 2007-RS1, Class A2, 0.92%, 1/27/37 (a)(b)	USD	33	$56,583
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 2.26%, 3/25/36 (b)		14	11,234
GSMSC Resecuritization Trust, Series 2015-5R, Class 1C, 0.36%, 4/26/37 (a)(b)		100	63,000
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.22%, 11/25/34 (b)		51	50,757
JPMorgan Alternative Loan Trust, Series 2007-A1, Class 1A4, 0.41%, 3/25/37 (b)		91	61,568
LSTAR Securities Investment Trust:
Series 2014-1, Class Note, 3.34%, 9/01/21 (a)(b)		437	435,261
Series 2014-2, Class A, 2.24%, 12/01/21 (a)(b)		307	303,200
Series 2015-1, Class A, 2.24%, 1/01/20 (a)(b)		106	104,451
Series 2015-10, Class A1, 2.24%, 11/02/20 (a)(b)		98	96,235
Series 2015-10, Class A2, 3.74%, 11/02/20 (a)(b)		110	106,717
Series 2015-3, Class A, 2.24%, 3/01/20 (a)(b)		278	273,909
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3B1, 0.99%, 6/26/47 (a)(b)		95	86,774
RALI Trust:
Series 2006-QO2, Class A1, 0.64%, 2/25/46 (b)		213	90,573
Series 2007-QH6, Class A1, 0.61%, 7/25/37 (b)		63	50,335

			5,137,894
Commercial Mortgage-Backed Securities — 1.8%
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class A4, 5.45%, 1/15/49		141	144,276
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		30	30,720
Series 2007-3, Class A1A, 5.56%, 6/10/49 (b)		317	327,479
Series 2007-3, Class A4, 5.56%, 6/10/49 (b)		238	245,008
Series 2007-3, Class AJ, 5.56%, 6/10/49 (b)		60	60,793
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		130	135,240
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class F, 3.60%, 4/14/33 (a)(b)		100	86,810
Barclays Commercial Mortgage Trust:
Series 2015-SLP, Class D, 3.53%, 2/15/28 (a)(b)		100	98,739
Series 2015-SRCH, Class A1, 3.31%, 8/10/35 (a)		100	97,596
Series 2015-VFM, Class A2, 3.38%, 3/15/36 (a)(b)		100	100,190
Bayview Commercial Asset Trust:
Series 2006-3A, Class A2, 0.72%, 10/25/36 (a)(b)		35	28,406
Series 2008-4, Class A3, 3.17%, 7/25/38 (a)(b)		138	138,654

See Notes to Financial Statements.

32	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW15, Class A1A, 5.32%, 2/11/44	USD	269	$277,116
Series 2007-PW16, Class AM, 5.72%, 6/11/40 (b)		54	56,211
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.77%, 7/05/33 (a)(b)		130	130,013
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.73%, 12/15/27 (a)(b)		215	213,651
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class D, 4.46%, 4/10/46 (a)(b)		400	360,827
Series 2014-388G, Class A, 1.08%, 6/15/33 (a)(b)		273	270,162
Series 2014-388G, Class E, 2.68%, 6/15/33 (a)(b)		100	98,050
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		250	253,428
Series 2007-CD5, Class AMA, 6.12%, 11/15/44 (b)		138	146,424
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.77%, 5/15/46 (b)		245	257,183
Commercial Mortgage Pass-Through Certificates:
Series 2007-C9, Class AJFL, 0.98%, 12/10/49 (a)(b)		140	133,725
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		130	133,763
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		285	284,988
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (a)		180	181,367
Series 2014-FL5, Class D, 4.33%, 10/15/31 (a)(b)		115	111,011
Core Industrial Trust, Series 2015-TEXW, Class A, 3.08%, 2/10/34 (a)		100	99,183
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1B 0.60%, 7/20/46 (b)		234	170,118
Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class A3, 6.07%, 2/15/41 (b)		80	84,170
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPB, Class A, 3.64%, 11/15/34 (a)		100	102,640
Deutsche Bank Re-REMIC Trust, Series 2011-C32, Class A3A, 5.71%, 6/17/49 (a)(b)		205	211,716
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		225	225,199
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class FFX, 3.38%, 12/15/19 (a)(b)		30	27,682
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.44%, 12/10/27 (a)(b)		350	334,304
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Class AM, 5.59%, 5/12/45		97	98,231
Series 2007-CB20, Class AJ, 6.08%, 2/12/51 (b)		15	15,243
Series 2007-LDPX, Class AM, 5.46%, 1/15/49 (b)		282	287,262

Non-Agency Mortgage-Backed Securities		Par (000)	Value

JPMorgan Chase Commercial Mortgage Securities Trust (continued):
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)	USD	171	$175,292
Series 2014-FL6, Class A, 1.73%, 11/15/31 (a)(b)		140	139,210
Series 2015-CSMO, Class D, 3.63%, 1/15/32 (a)(b)		100	99,286
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class AJ, 5.48%, 2/15/40		20	20,201
Lone Star Portfolio Trust, Series 2015-LSP, Class A1A2, 2.13%, 9/15/28 (a)(b)		100	99,981
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A, 5.84%, 6/12/50 (b)		143	147,762
ML-CFC Commercial Mortgage Trust:
Series 2006-4, Class AM, 5.20%, 12/12/49		50	51,314
Series 2007-7, Class A4, 5.74%, 6/12/50 (b)		82	85,003
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class AMFL, 0.49%, 2/12/44 (b)		32	31,205
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		150	153,969
Morgan Stanley Re-REMIC Trust:
Series 2011-IO, Class C, 0.00%, 3/23/51 (a)(h)		75	71,996
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (a)		30	30,014
Series 2012-XA, Class A, 2.00%, 7/27/49 (a)		104	103,334
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.95%, 2/16/51 (a)(b)		835	847,781
Resource Capital Corp. Ltd., Series 2014-CRE2, Class A, 1.40%, 4/15/32 (a)(b)		126	125,455
STRIPs Ltd.:
Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		102	101,162
Series 2012-1A, Class B, 0.50%, 12/25/44 (a)		110	99,594
VFC LLC, Series 2014-2, Class A, 2.75%, 7/20/30 (a)		29	29,143
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)		20	20,243
Series 2007-C33, Class AJ, 5.95%, 2/15/51 (b)		53	54,015
Wells Fargo Commercial Mortgage Trust:
Series 2014-TISH, Class SCH1, 3.08%, 1/15/27 (a)(b)		300	291,573
Series 2015-C27, Class C, 3.89%, 2/15/48		47	42,037
Series 2015-C31, Class D, 3.85%, 11/15/48		20	14,696
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		42	41,566

			8,933,410
Interest Only Commercial Mortgage-Backed Securities — 0.3%
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class XA, 1.12%, 8/10/35 (a)(b)		1,000	82,260
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36 (a)(b)		4,250	202,352
Commercial Mortgage Pass-Through Certificates:
Series 2013-LC6, Class XA, 1.74%, 1/10/46 (b)		2,417	166,061
Series 2015-3BP, Class XA, 0.06%, 2/10/35 (a)(b)		2,522	20,025

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	33

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Core Industrial Trust, Series 2015-TEXW, Class XA, 0.77%, 2/10/34 (a)(b)	USD	1,000	$41,670
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPA, Class XA, 0.40%, 11/15/37 (a)(b)		1,000	23,738
GS Mortgage Securities Corp. II, Series 2013-GC10, Class XA, 1.62%, 2/10/46 (b)		3,112	258,696
JPMBB Commercial Mortgage Securities Trust:
Series 2015-C28, Class XA, 1.21%, 10/15/48 (b)		997	69,150
Series 2015-C33, Class XA, 1.06%, 12/15/48 (b)		420	30,854
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XA, 1.16%, 12/15/47 (b)		754	48,832
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class XA, 1.00%, 2/15/48 (b)		995	65,406
WF-RBS Commercial Mortgage Trust:
Series 2014-C24, Class XA, 0.98%, 11/15/47 (b)		1,099	66,738
Series 2014-LC14, Class XA, 1.43%, 3/15/47 (b)		1,377	98,914

			1,174,696
Total Non-Agency Mortgage-Backed Securities — 3.1%			15,246,000

Other Interests (i)		Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (d)(j)		130	13
Lehman Brothers Holdings, Inc. (d)(j)		490	49
Total Other Interests — 0.0%			62

Preferred Securities
Capital Trusts		Par (000)
Banks — 0.2%
Bank of America Corp., 6.10% (b)(k)		63	63,866
Citigroup, Inc.:
5.90% (b)(k)		55	54,038
Series Q, 5.95% (b)(k)		179	178,441
Series P, 5.95% (b)(k)		100	96,250
Series R, 6.13% (b)(k)		116	118,320
JPMorgan Chase & Co., 5.30% (b)(k)		75	74,719
Royal Bank of Scotland Group PLC, 7.50% (b)(k)		200	208,250

			793,884
Capital Markets — 0.0%
Goldman Sachs Group, Inc., 5.38% (b)(k)		87	86,456
State Street Capital Trust IV, 1.51%, 6/01/77 (b)		38	31,065

			117,521
Consumer Finance — 0.0%
Capital One Financial Corp., 5.55% (b)(k)		100	99,500

Preferred Securities		Par (000)	Value
Insurance — 0.0%
MetLife, Inc., 5.25% (b)(k)	USD	51	$51,893
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (a)(k)		200	212,000
Total Capital Trusts — 0.3%			1,274,798

Preferred Stocks		Shares
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25% (b)		10,000	35,000
Freddie Mac, Series Z, 0.05% (b)		10,000	34,000

			69,000
Total Preferred Stocks — 0.0%			69,000

Trust Preferreds
Banks — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)		16,773	435,930
Consumer Finance — 0.0%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)		10,500	266,280
Total Trust Preferreds — 0.1%			702,210
Total Preferred Securities — 0.4%			2,046,008

Taxable Municipal Bonds		Par (000)
Arizona Health Facilities Authority RB, 1.03%, 1/01/37 (b)	USD	60	54,238
Bay Area Toll Authority RB:
6.92%, 4/01/40		65	85,619
7.04%, 4/01/50		45	61,928
California State Public Works Board RB, 8.36%, 10/01/34		40	56,494
City of Charleston, SC Waterworks & Sewer System Revenue RB, 5.00%, 1/01/45		35	40,816
City of San Jose, CA Airport Revenue RB, AMBAC, 5.00%, 3/01/37		45	46,643
City Public Service Board of San Antonio, TX RB, 5.81%, 2/01/41		45	56,078
Clark County School District GO, 5.00%, 6/15/26-6/15/28		110	134,352
Contra Costa Community College District GO, 6.50%, 8/01/34		40	49,660
County of Miami-Dade, FL Aviation Revenue RB, 5.00%, 10/01/38		90	101,542
Delaware Transportation Authority RB, 5.00%, 6/01/55		30	33,839
Golden State Tobacco Securitization Corp. RB, 5.00%, 6/01/40		25	28,655
Grant County Public Utility District No. 2 RB, 4.58%, 1/01/40		15	14,915
Los Angeles Community College District GO, 6.60%, 8/01/42		65	88,866
Los Angeles Department of Water & Power RB, 6.60%, 7/01/50		30	40,919
Los Angeles Unified School District GO, 6.76%, 7/01/34		60	79,051
Massachusetts Development Finance Agency RB, 5.00%, 7/01/44-8/15/45		165	181,547

See Notes to Financial Statements.

34	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Taxable Municipal Bonds		Par (000)	Value
Metropolitan Pier & Exposition Authority RB, 5.00%, 6/15/52	USD	25	$25,875
Metropolitan St. Louis Sewer District RB, 5.00%, 5/01/45		50	58,575
Metropolitan Transportation Authority RB:
6.69%, 11/15/40		30	39,264
6.81%, 11/15/40		55	72,838
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB, 7.46%, 10/01/46		30	40,342
Miami-Dade County Educational Facilities Authority RB, 5.07%, 4/01/50		30	31,286
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		45	53,595
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		66	93,810
New York City Transitional Finance Authority Building Aid Revenue RB, 5.00%, 7/15/36		30	35,026
New York City Water & Sewer System RB:
5.75%, 6/15/41		35	44,201
5.38%, 6/15/43		215	250,266
5.50%, 6/15/43		255	298,722
5.88%, 6/15/44		50	64,580
New York State Dormitory Authority RB, 5.39%, 3/15/40		50	59,424
New York State Thruway Authority RB, 5.00%, 1/01/31		35	41,609
Orange County Local Transportation Authority RB, 6.91%, 2/15/41		75	101,058
Pennsylvania Economic Development Financing Authority RB, 5.00%, 12/31/38		50	54,657
Port Authority of New York & New Jersey RB, 4.96%, 8/01/46		85	91,816
Regents of the University of California Medical Center Pooled Revenue RB, 6.58%, 5/15/49		75	96,295
Salt River Project Agricultural Improvement & Power District RB, 5.00%, 12/01/45		50	58,239
State of California GO:
7.50%, 4/01/34		60	84,009
7.55%, 4/01/39		30	43,610
4.99%, 4/01/39		40	40,879
7.60%, 11/01/40		240	356,736
State of Connecticut GO, 5.00%, 11/15/32		35	41,468
State of Illinois GO, 5.10%, 6/01/33		230	217,591
State of Washington GO, 5.00%, 7/01/28		35	42,485
University of California RB, 4.86%, 5/15/12		50	47,830
Utility Debt Securitization Authority RB, 5.00%, 12/15/36-12/15/37		85	101,831
Wisconsin Department of Transportation RB, 5.00%, 7/01/31		35	41,989
Total Taxable Municipal Bonds — 0.8%			3,785,068

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.2%
Fannie Mae:
Series 2013-C01, Class M2, 5.67%, 10/25/23 (b)		590	611,432
Series 2014-C01, Class M2, 4.82%, 1/25/24 (b)		134	133,019

			744,451
Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac, Series K050, Class A2, 3.33%, 8/25/25		80	81,851

U.S. Government Sponsored Agency Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities — 0.0%
Fannie Mae, Series 2014-M13, Class X2, 0.14%, 2/25/24 (b)	USD	5,003	$56,044
Freddie Mac, Series K718, Class X1, 0.65%, 1/25/22		194	6,509
Ginnie Mae:
Series 2012-120, Class IO, 0.91%, 2/16/53 (b)		1,242	79,067
Series 2014-40, Class AI, 1.00%, 2/16/39		458	12,770
Series 2014-52, Class AI, 0.83%, 8/16/41		353	9,811

			164,201
Mortgage-Backed Securities — 16.6%
Fannie Mae Mortgage-Backed Securities:
2.35%, 8/01/38 (b)		109	114,713
2.50%, 4/01/30-1/01/31 (l)		1,607	1,621,278
2.96%, 3/01/41 (b)		57	60,329
3.00%, 11/01/26-1/01/46 (l)		8,555	8,708,240
3.13%, 3/01/41 (b)		74	78,299
3.15%, 12/01/40 (b)		102	106,491
3.35%, 6/01/41 (b)		132	138,986
3.50%, 7/01/26-1/01/46 (l)		15,602	16,195,375
3.50%, 9/01/41 (b)		95	99,644
4.00%, 2/01/25-1/01/46 (l)		6,437	6,845,939
4.50%, 2/01/25-1/01/46 (l)		5,876	6,328,113
5.00%, 9/01/33-1/01/46 (l)		2,349	2,589,357
5.50%, 2/01/35-1/01/46 (l)		1,651	1,848,148
6.00%, 12/01/27-1/01/46 (l)		1,105	1,253,204
6.50%, 5/01/40		418	478,055
Freddie Mac Mortgage-Backed Securities:
2.50%, 3/01/30-1/01/31 (l)		983	992,128
2.99%, 2/01/41 (b)		98	104,526
3.00%, 5/01/27-1/01/46 (l)		2,849	2,877,170
3.50%, 4/01/42-1/01/46 (l)		7,956	8,200,799
4.00%, 8/01/40-1/01/46 (l)		4,142	4,379,871
4.50%, 2/01/39-1/01/46 (l)		1,505	1,626,464
5.00%, 8/01/40-1/01/46 (l)		1,557	1,703,695
5.50%, 6/01/41-1/01/46 (l)		341	378,510
6.00%, 1/01/34		165	184,841
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/20/45-1/15/46 (l)		3,025	3,069,759
3.50%, 12/15/42-1/15/46 (l)		5,192	5,421,096
4.00%, 9/20/40-1/15/46 (l)		2,550	2,712,539
4.50%, 12/20/39-2/15/42		2,394	2,596,616
5.00%, 12/15/38-1/15/46 (l)		1,409	1,546,135
5.50%, 1/15/46 (l)		700	777,681
7.50%, 3/15/32		5	5,671

			83,043,672
Total U.S. Government Sponsored Agency Securities — 16.8%			84,034,175

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.88%, 8/15/45 (m)		4,619	4,485,732
3.00%, 11/15/45		1,054	1,050,830
U.S. Treasury Inflation Indexed Notes:
0.25%, 1/15/25		6,324	6,035,269
0.38%, 7/15/25		1,088	1,053,403

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	35

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Notes:
0.75%, 10/31/17	USD	1,490	$1,482,085
0.88%, 10/15/18 (n)		7,780	7,694,296
1.38%, 10/31/20		4,095	4,022,699
1.63%, 11/30/20		7,831	7,784,500
1.88%, 10/31/22		2,560	2,527,601
2.25%, 11/15/25		2,466	2,460,508
Total U.S. Treasury Obligations — 7.7%			38,596,923
Total Long-Term Investments (Cost — $471,024,944) — 105.0%			524,220,712

Short-Term Securities
Borrowed Bond Agreements — 1.1% (o)
Barclays Capital, Inc., 0.30%, 1/06/16 (Purchased on 12/30/15 to be repurchased at $94,171, collateralized by U.S. Treasury Notes, 1.38% due at 9/30/20, par and fair value of USD 95,600 and $93,949, respectively)		94	94,166
Deutsche Bank Securities, Inc., 0.35%, 1/06/16 (Purchased on 12/30/15 to be repurchased at $49,690, collateralized by U.S. Treasury Bonds, 3.00% due at 5/15/45, par and fair value of USD 50,000 and $49,772, respectively)		50	49,688
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.30%, 1/04/16 (Purchased on 12/30/15 to be repurchased at $5,551,163, collateralized by U.S. Treasury Notes, 2.00% due at 8/15/25, par and fair value of USD 5,657,000 and $5,515,796, respectively)		5,551	5,550,931
Total Borrowed Bond Agreements (Cost — $5,694,785) — 1.1%			5,694,785

Money Market Funds		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (g)(p)		87,935	87,935
		Beneficial Interest (000)
Money Market Funds — 0.8%
BlackRock Liquidity Series, LLC, Money Market Series, 0.39% (g)(p)(q)	USD	3,965	3,964,938
Total Short-Term Securities (Cost — $9,747,658) — 1.9%			9,747,658

Options Purchased			Value
(Cost — $26,021) — 0.0%			$16,823
Total Investments Before Borrowed Bonds and TBA Sale Commitments (Cost — $480,798,623) — 106.9%			533,985,193

Borrowed Bonds		Par (000)
U.S. Treasury Obligations — (1.1)%
U.S. Treasury Bonds, 3.00%, 5/15/45	USD	50	(49,772)
U.S. Treasury Notes:
1.38%, 9/30/20		96	(93,949)
2.00%, 8/15/25		5,657	(5,515,796)
Total Borrowed Bonds (Proceeds — $5,696,713) — (1.1)%			(5,659,517)

TBA Sale Commitments (l)
Fannie Mae Mortgage-Backed Securities:
3.00%, 1/01/31-1/01/46		2,657	(2,722,023)
3.50%, 1/01/31-1/01/46		13,062	(13,499,597)
4.00%, 1/01/31-1/01/46		1,512	(1,587,543)
4.50%, 1/01/46		2,424	(2,617,289)
5.00%, 1/01/46		1,900	(2,090,722)
5.50%, 1/01/46		1,000	(1,114,270)
Freddie Mac Mortgage-Backed Securities:
3.00%, 1/01/31		378	(389,519)
3.50%, 1/01/46		4,526	(4,654,620)
4.00%, 1/01/46		675	(713,061)
5.00%, 1/01/46		500	(546,150)
6.00%, 1/01/46		100	(112,457)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 1/15/46		400	(416,148)
4.00%, 1/15/46		155	(164,421)
4.50%, 1/15/46		52	(55,868)
Total TBA Sale Commitments (Proceeds — $30,679,859) — (6.2)%			(30,683,688)
Total Investments Net of Borrowed Bonds and TBA Sale Commitments — 99.6%			497,641,988
Other Assets Less Liabilities — 0.4%			1,796,716

Net Assets — 100.0%			$499,438,704

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Non-income producing security.

(e)	Security, or a portion of security, is on loan.

(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

See Notes to Financial Statements.

36	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

(g)	During the year ended December 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2015	Value at December 31, 2015	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	1,865,211	—		(1,777,276)[1]	87,935	$ 87,935	$7,534		$139
BlackRock Liquidity Series, LLC, Money Market Series	$ 561,281	$3,403,657	[2]	—	$3,964,938	$3,964,938	$13,586	[3]	—
iShares iBoxx $ High Yield Corporate Bond ETF	—	29,546		—	29,546	$2,380,817	—		—

[1]	Represents net shares sold.

[2]	Represents net beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses

(h)	Zero-coupon bond.

(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(j)	Issuer filed for bankruptcy and/or is in default of interest payments.

(k)	Perpetual security with no stated maturity date.

(l)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(2,459,840)	$ 3,025
BNP Paribas Securities Corp.	$100,791	$ (84)
Citigroup Global Markets, Inc.	$(1,527,651)	$ 1,367
Credit Suisse Securities (USA) LLC	$757,792	$ 2,100
Deutsche Bank Securities, Inc.	$(560,502)	$ 730
Goldman Sachs & Co.	$(3,179,752)	$(1,515)
J.P. Morgan Securities LLC	$(3,632,588)	$ 3,337
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$386,865	$(2,349)
Morgan Stanley & Co. LLC	$967,246	$ 390
Nomura Securities International, Inc.	$101,355	$ 246
RBC Capital Markets, LLC	$100,791	$ (69)
Wells Fargo Securities, LLC	$110,870	$ (127)

(m)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(n)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(o)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(p)	Current yield as of period end.

(q)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Deutsche Bank Securities, Inc.	(0.40)%	11/02/15	Open	$7,741,100	$7,741,100	U.S. Treasury Obligations	Open/Demand[1]

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(5)	Euro-Bund	March 2016	USD	858,102	$ (4,103)
22	U.S. Treasury Bonds (30 Year)	March 2016	USD	3,382,500	16,528
53	U.S. Treasury Notes (10 Year)	March 2016	USD	6,673,031	(23,143)
64	U.S. Treasury Notes (2 Year)	March 2016	USD	13,903,000	(22,784)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	37

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
60	U.S. Treasury Notes (5 Year)	March 2016	USD	7,099,219	$(14,038)
27	U.S. Ultra Treasury Bonds	March 2016	USD	4,284,563	20,393
(124)	Euro Dollar Futures	December 2017	USD	30,449,750	38,644
Total					$11,497

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	826,181	EUR	780,000	UBS AG	1/06/16	$(21,616)
USD	279,319	MXN	4,640,000	Société Générale	1/06/16	10,212
USD	79,065	IDR	1,123,515,180	HSBC Bank PLC	1/14/16	(2,149)
MXN	992,937	USD	57,816	State Street Bank and Trust Co.	1/15/16	(267)
PLN	623,026	USD	157,092	Standard Chartered Bank	1/15/16	1,678
PLN	1,079,251	USD	273,035	Standard Chartered Bank	1/15/16	1,998
USD	122,744	MXN	2,038,147	Morgan Stanley & Co. International PLC	1/15/16	4,617
USD	746,466	PLN	3,017,664	Citibank N.A.	1/15/16	(22,546)
USD	48,148	PLN	190,438	Goldman Sachs International	1/15/16	(383)
MXN	1,250,545	USD	73,447	State Street Bank and Trust Co.	1/20/16	(994)
USD	221,804	MXN	3,733,741	Royal Bank of Scotland PLC	1/20/16	5,483
MXN	1,576,113	USD	91,832	Citibank N.A.	1/26/16	(557)
RUB	3,183,142	USD	45,348	BNP Paribas S.A.	2/09/16	(2,220)
USD	60,361	RUB	4,236,929	BNP Paribas S.A.	2/09/16	2,955
MXN	994,795	USD	58,342	State Street Bank and Trust Co.	2/10/16	(796)
USD	214,669	MXN	3,642,635	Goldman Sachs International	2/10/16	3,951
Total						$(20,634)

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar 90-Day	Put	3/11/16	USD	98.38	206	$ 14,163

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.00%	Receive	3-month LIBOR	1/19/16	USD	4,357	$2,660

Centrally Cleared Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.HY Series 25 Version 1	5.00%	12/20/20	USD	1,020	$(15,560)

See Notes to Financial Statements.

38	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	N/A	11/26/16	USD	695	$ 928
1.26%[1]	3-month LIBOR	1/12/16[2]	1/12/17	USD	9,370	(34,584)
2.13%[3]	3-month LIBOR	N/A	8/25/25	USD	65	279
Total						$(33,377)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Fund pays the floating rate and receives the fixed rate.

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	209	$5,096	$1,649	$ 3,447
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	209	5,885	2,488	3,397
Deutsche Bank AG	1.00%	Bank of America N.A.	12/20/20	EUR	360	(1,043)	(2,478)	1,435
Standard Chartered PLC	1.00%	Bank of America N.A.	12/20/20	EUR	400	7,141	7,724	(583)
HSBC Bank PLC	1.00%	BNP Paribas S.A.	12/20/20	EUR	320	(5,058)	(831)	(4,227)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/20	EUR	140	2,499	3,572	(1,073)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/20	EUR	110	1,963	2,926	(963)
HSBC Holdings PLC	1.00%	Citibank N.A.	12/20/20	EUR	450	(7,113)	(1,657)	(5,456)
HSBC Holdings PLC	1.00%	Citibank N.A.	12/20/20	EUR	260	(4,110)	(816)	(3,294)
Standard Chartered PLC	1.00%	Citibank N.A.	12/20/20	EUR	370	6,605	4,169	2,436
Standard Chartered PLC	1.00%	Citibank N.A.	12/20/20	EUR	240	4,284	6,762	(2,478)
Standard Chartered PLC	1.00%	Goldman Sachs International	12/20/20	EUR	190	3,391	2,159	1,232
HSBC Bank PLC	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	370	(5,848)	(5,556)	(292)
HSBC Bank PLC	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	370	(5,848)	(3,183)	(2,665)
Standard Chartered PLC	1.00%	Morgan Stanley Capital Services LLC	12/20/20	EUR	160	2,857	2,616	241
Standard Chartered PLC	1.00%	Morgan Stanley Capital Services LLC	12/20/20	EUR	60	1,071	1,627	(556)
Federation of Malaysia	1.00%	Bank of America N.A.	12/20/20	USD	39	1,460	2,084	(624)
Republic of South Africa	1.00%	Bank of America N.A.	12/20/20	USD	50	5,117	5,121	(4)
Federation of Malaysia	1.00%	Barclays Bank PLC	12/20/20	USD	36	1,349	1,820	(471)
Federation of Malaysia	1.00%	Barclays Bank PLC	12/20/20	USD	20	748	1,248	(500)
Loews Corp.	1.00%	Barclays Bank PLC	12/20/20	USD	110	(4,033)	(4,134)	101
Republic of South Africa	1.00%	Barclays Bank PLC	12/20/20	USD	95	9,722	9,768	(46)
Federation of Malaysia	1.00%	BNP Paribas S.A.	12/20/20	USD	30	1,135	1,704	(569)
Federation of Malaysia	1.00%	BNP Paribas S.A.	12/20/20	USD	20	755	1,277	(522)
Federation of Malaysia	1.00%	Citibank N.A.	12/20/20	USD	30	1,135	1,571	(436)
Federation of Malaysia	1.00%	Citibank N.A.	12/20/20	USD	30	1,135	1,609	(474)
Republic of the Philippines	1.00%	Citibank N.A.	12/20/20	USD	106	462	(140)	602
Republic of the Philippines	1.00%	Citibank N.A.	12/20/20	USD	53	231	(20)	251
Republic of the Philippines	1.00%	Citibank N.A.	12/20/20	USD	52	229	(20)	249
Australia and New Zealand Banking Group Ltd.	1.00%	Deutsche Bank AG	12/20/20	USD	410	(3,817)	(3,237)	(580)
Australia and New Zealand Banking Group Ltd.	1.00%	Goldman Sachs International	12/20/20	USD	1,155	(10,754)	(6,456)	(4,298)
Federation of Malaysia	1.00%	HSBC Bank PLC	12/20/20	USD	30	1,135	1,647	(512)
Republic of South Africa	1.00%	HSBC Bank PLC	12/20/20	USD	53	5,424	5,166	258
Australia and New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	128	(1,196)	(468)	(728)
Australia and New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	117	(1,085)	(327)	(758)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	39

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of South Africa	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	50	$ 5,116	$ 5,181	$ (65)
Total						$26,040	$44,565	$(18,525)

OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BB+	USD	145	$ (46,506)	$ (3,155)	$ (43,351)
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BB+	USD	25	(8,018)	(543)	(7,475)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	45	(16,304)	(2,883)	(13,421)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	40	(14,492)	(2,419)	(12,073)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	35	(12,681)	(2,169)	(10,512)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	209	(5,095)	(1,911)	(3,184)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	209	(5,885)	(2,660)	(3,225)
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	62	(3,682)	(3,161)	(521)
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	47	(2,762)	(2,431)	(331)
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	30	(1,761)	(1,427)	(334)
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	30	(1,761)	(1,380)	(381)
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	30	(1,761)	(1,406)	(355)
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	27	(1,600)	(1,354)	(246)
Republic of Indonesia	1.00%	Citibank N.A.	12/20/20	BB+	USD	117	(6,926)	(5,703)	(1,223)
Republic of Indonesia	1.00%	Citibank N.A.	12/20/20	BB+	USD	60	(3,582)	(3,076)	(506)
Republic of Indonesia	1.00%	Citibank N.A.	12/20/20	BB+	USD	58	(3,464)	(2,902)	(562)
Republic of Indonesia	1.00%	Citibank N.A.	12/20/20	BB+	USD	58	(3,435)	(2,878)	(557)
Republic of Indonesia	1.00%	HSBC Bank PLC	12/20/20	BB+	USD	66	(3,918)	(3,364)	(554)
Russian Federation	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	98	(8,995)	(8,123)	(872)
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB-	USD	670	(9,675)	(61,798)	52,123
CMBX.NA Series 3 AM	0.50%	Goldman Sachs International	12/13/49	BBB-	USD	1,320	(19,061)	(123,292)	104,231
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB	USD	120	(2,425)	(16,723)	14,298
CMBX.NA Series 8 BBB-	3.00%	Barclays Bank PLC	10/17/57	BBB-	USD	30	(3,763)	(3,281)	(482)
CMBX.NA Series 8 BBB-	3.00%	Barclays Bank PLC	10/17/57	BBB-	USD	30	(3,762)	(3,198)	(564)
CMBX.NA Series 8 BBB-	3.00%	Credit Suisse International	10/17/57	NR	USD	20	(2,508)	(2,126)	(382)
Total							$(193,822)	$(263,363)	$ 69,541

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12.30%[1]	1-day BZDIOVER	Bank of America N.A.	1/04/16	BRL	2,954	$ 7,775	—	$ 7,775
12.30%[2]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	1,936	(5,096)	—	(5,096)
11.36%[2]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	1,404	(6,802)	—	(6,802)
11.12%[2]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	367	(2,100)	—	(2,100)
11.26%[2]	1-day BZDIOVER	Deutsche Bank AG	1/04/16	BRL	339	(1,788)	—	(1,788)
12.14%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	2,490	6,749	—	6,749
11.80%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	1,716	5,071	—	5,071

See Notes to Financial Statements.

40	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12.13%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	1,312	$ 3,596	—	$ 3,596
11.85%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	860	(2,995)	—	(2,995)
11.91%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	770	(1,524)	—	(1,524)
5.72%[2]	Colombia Overnight Interbank Reference Rate	Goldman Sachs International	2/24/16	COP	1,276,073	274	—	274
5.70%[2]	Colombia Overnight Interbank Reference Rate	Credit Suisse International	2/25/16	COP	1,242,911	122	—	122
5.70%[2]	Colombia Overnight Interbank Reference Rate	Credit Suisse International	2/25/16	COP	1,113,648	109	—	109
5.70%[2]	Colombia Overnight Interbank Reference Rate	Credit Suisse International	2/25/16	COP	1,080,589	106	—	106
2.25%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	5/22/17	CNY	2,192	183	$ (10)	193
2.12%[2]	7-day China Fixing Repo Rates	Deutsche Bank AG	7/09/17	CNY	1,105	(276)	2	(278)
1.92%[2]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	311,432	1,725	767	958
1.69%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	311,432	(496)	—	(496)
2.26%[2]	7-day China Fixing Repo Rates	Deutsche Bank AG	11/12/17	CNY	1,655	304	—	304
4.34%[1]	28-day MXIBTIIE	Bank of America N.A.	12/15/17	MXN	834	28	4	24
4.35%[1]	28-day MXIBTIIE	Goldman Sachs International	12/15/17	MXN	9,249	252	41	211
4.33%[1]	28-day MXIBTIIE	Goldman Sachs International	12/15/17	MXN	8,119	358	35	323
4.30%[1]	28-day MXIBTIIE	Bank of America N.A.	12/18/17	MXN	7,180	751	10	741
4.30%[1]	28-day MXIBTIIE	Goldman Sachs International	12/18/17	MXN	5,344	559	7	552
4.32%[1]	28-day MXIBTIIE	UBS AG	12/18/17	MXN	4,782	392	6	386
4.55%[1]	28-day MXIBTIIE	Barclays Bank PLC	3/21/18	MXN	1,273	(68)	16	(84)
4.85%[1]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	959	(140)	3	(143)
4.55%[1]	3-month KLIBOR	Citibank N.A.	9/11/20	MYR	445	(1,583)	6	(1,589)
4.34%[1]	3-month KLIBOR	Bank of America N.A.	9/18/20	MYR	444	(589)	7	(596)
4.51%[1]	3-month KLIBOR	Barclays Bank PLC	9/23/20	MYR	527	(1,580)	12	(1,592)
4.51%[1]	3-month KLIBOR	Citibank N.A.	9/23/20	MYR	362	(1,085)	9	(1,094)
4.77%[1]	3-month KLIBOR	Citibank N.A.	9/29/20	MYR	445	(2,459)	6	(2,465)
4.38%[1]	3-month KLIBOR	Bank of America N.A.	10/09/20	MYR	444	(906)	9	(915)
4.41%[1]	3-month KLIBOR	Citibank N.A.	10/20/20	MYR	655	(1,453)	5	(1,458)
4.41%[1]	3-month KLIBOR	Citibank N.A.	10/20/20	MYR	359	(795)	3	(798)
4.42%[1]	3-month KLIBOR	Citibank N.A.	10/20/20	MYR	320	(726)	3	(729)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	41

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.57%[2]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	300	$ 13,426	—	$ 13,426
4.33%[1]	3-month KLIBOR	Bank of America N.A.	11/06/20	MYR	444	(578)	$ 8	(586)
11.41%[1]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	253	15,684	—	15,684
12.05%[2]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	116	(6,140)	—	(6,140)
11.84%[2]	1-day BZDIOVER	HSBC Bank PLC	1/04/21	BRL	78	(4,310)	—	(4,310)
11.72%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	56	(3,238)	—	(3,238)
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	550	(44,810)	—	(44,810)
2.16%[1]	3-month LIBOR	Bank of America N.A.	5/28/23	USD	200	(2,737)	—	(2,737)
2.31%[1]	3-month LIBOR	Deutsche Bank AG	5/31/23	USD	200	(4,511)	—	(4,511)
5.84%[2]	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	1,459	(2,515)	(7)	(2,508)
5.85%[2]	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	634	(1,072)	(3)	(1,069)
5.73%[1]	28-day MXIBTIIE	Bank of America N.A.	1/03/25	MXN	940	2,126	13	2,113
5.55%[2]	28-day MXIBTIIE	Bank of America N.A.	1/13/25	MXN	649	(1,976)	(3)	(1,973)
5.56%[2]	28-day MXIBTIIE	Goldman Sachs International	1/13/25	MXN	1,469	(4,442)	(6)	(4,436)
6.43%[2]	28-day MXIBTIIE	Bank of America N.A.	6/06/25	MXN	836	450	(14)	464
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	7/17/25	MXN	1,010	(4)	(5)	1
6.32%[2]	28-day MXIBTIIE	Morgan Stanley Capital Services LLC	7/17/25	MXN	2,027	(52)	(10)	(42)
6.31%[1]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	1,026	88	5	83
6.31%[1]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	1,026	88	5	83
6.31%[1]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	3,807	373	17	356
6.27%[2]	28-day MXIBTIIE	Bank of America N.A.	12/05/25	MXN	116	(49)	(2)	(47)
6.30%[2]	28-day MXIBTIIE	Goldman Sachs International	12/05/25	MXN	2,158	(663)	(30)	(633)
6.27%[2]	28-day MXIBTIIE	Goldman Sachs International	12/05/25	MXN	1,973	(869)	(27)	(842)
6.20%[2]	28-day MXIBTIIE	Bank of America N.A.	12/08/25	MXN	1,739	(1,358)	(8)	(1,350)
6.18%[2]	28-day MXIBTIIE	Goldman Sachs International	12/08/25	MXN	1,315	(1,114)	(6)	(1,108)
6.20%[2]	28-day MXIBTIIE	UBS AG	12/08/25	MXN	1,192	(904)	(5)	(899)
Total						$(53,214)	$863	$(54,077)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

Transactions in Options Written for the Year Ended December 31, 2015

		Calls
		Notional (000)
	Contracts	BRL	EUR	KOR	MXN	USD	ZAR	Premiums Received
Outstanding options, beginning of year	8	17,942	—	—	—	1,868	8,456	$ 72,120
Options written	99	—	4,935	311,432	11,766	11,157	—	247,094
Options expired	(4)	(17,942)	—	(311,432)	(2,846)	—	—	(19,696)
Options closed	(103)	—	(4,935)	—	(8,920)	(13,025)	(8,456)	(299,518)

Outstanding options, end of year	—	—	—	—	—	—	—	—

See Notes to Financial Statements.

42	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

	Puts
		Notional (000)
	Contracts	BRL	EUR	USD	Premiums Received
Outstanding options, beginning of year	7	8,085	—	1,868	$61,868
Options written	762	—	4,935	15,932	376,195
Options exercised	—		—		—
Options expired	(11)	(6,035)	—		(6,755)
Options closed	(758)	(2,050)	(4,935)	(17,800)	(431,308)

Outstanding options, end of year	—	—	—	—	—

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$ 75,565	—	$ 75,565
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$30,894	—	—	30,894
Options purchased	Investments at value — unaffiliated[2]	—	—	—	—	16,823	—	16,823
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	1,207	—	1,207
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$258,189	—	—	60,703	—	318,892

Total		—	$258,189	—	$30,894	$154,298	—	$443,381

Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$ 64,068	—	$ 64,068
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$51,528	—	—	51,528
Swaps — centrally cleared	Net unrealized depreciation[1]		$ 15,560	—	—	34,584	—	50,144
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	425,971	—	—	113,917	—	539,888

Total		—	$441,531	—	$51,528	$212,569	—	$705,628

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2015, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$(190,019)	—	$(190,019)
Foreign currency transactions	—	—	—	$ 958,632	—	—	958,632
Interest rate floors	—	—	—	—	(41,840)	—	(41,840)
Options purchased[3]	—	—	—	—	(381,588)	—	(381,588)
Options written	—	—	$369	—	158,140	—	158,509
Swaps	—	$ 233,142	—	—	109,536	—	342,678

Total	—	$ 233,142	$369	$ 958,632	$(345,771)	—	$ 846,372

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(107,736)	—	$(107,736)
Foreign currency translations	—	—	—	$(294,330)	—	—	(294,330)
Interest rate floors	—	—	—	—	7,634	—	7,634
Options purchased[3]	—	—	—	—	110,761	—	110,761
Options written	—	—	—	—	1,605	—	1,605
Swaps	—	$(134,153)	—	—	(40,536)	—	(174,689)

Total	—	$(134,153)	—	$(294,330)	$ (28,272)	—	$(456,755)

[3]	Options purchased are included in the net realized gain (loss) from investments and the net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	43

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts - long	$41,375,959
Average notional value of contracts - short	$31,419,068
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$3,831,123
Average amounts sold - USD	$912,575
Options:
Average value of option contracts purchased	$14,799
Average value of option contracts written	$8,692
Average notional value of swaption contracts purchased	$9,448,189
Average notional value of swaption contracts written	$9,500,924
Average value of interest rate floors purchased	$13,485
Average value of interest rate floors written	$2,444
Credit default swaps:
Average notional value - buy protection	$4,823,324
Average notional value - sell protection	$5,511,250
Interest rate swaps:
Average notional value - pays fixed rate	$17,037,901
Average notional value - receives fixed rate	$11,085,918

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$ 58,491		$ 6,291
Forward foreign currency exchange contracts	30,894		51,528
Options	16,823	[1]	—
Swaps — Centrally cleared	924		—
Swaps — OTC[2]	318,892		539,888

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$426,024		$597,707
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(73,578)		(6,291)

Total derivative assets and liabilities subject to an MNA	$352,446		$591,416

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[4]
Bank of America N.A	$ 49,473	$ (49,473)	—	—	—
Barclays Bank PLC	12,965	(12,965)	—	—	—
BNP Paribas S.A.	12,434	(10,405)	—	—	$ 2,029
Citibank N.A.	17,682	(17,682)	—	—	—
Credit Suisse International	52,460	(52,460)	—	—	—
Deutsche Bank AG	30,128	(30,128)	—	—	—
Goldman Sachs International	113,016	(113,016)	—	—	—
HSBC Bank PLC	7,071	(7,071)	—	—	—
JPMorgan Chase Bank N.A.	28,353	(27,684)	—	—	669
Morgan Stanley & Co. International PLC	4,617	—	—	—	4,617
Morgan Stanley Capital Services LLC	4,484	(608)	—	—	3,876
Royal Bank of Scotland PLC	5,483	—	—	—	5,483
Société Générale	10,212	—	—	—	10,212
Standard Chartered Bank	3,676	—	—	—	3,676
UBS AG	392	(392)	—	—	—
Total	$352,446	$(321,884)	—	—	$30,562

[3]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[4]	Net amount represents the net amount receivable from the counterparty in the event of default.

See Notes to Financial Statements.

44	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$ 66,785	$ (49,473)	—	—	$ 17,312
Barclays Bank PLC	36,674	(12,965)	—	—	23,709
BNP Paribas S.A.	10,405	(10,405)	—	—	—
Citibank N.A.	63,439	(17,682)	—	—	45,757
Credit Suisse International	78,304	(52,460)	—	—	25,844
Deutsche Bank AG	76,010	(30,128)	—	—	45,882
Goldman Sachs International	196,041	(113,016)	—	—	83,025
HSBC Bank PLC	10,889	(7,071)	—	—	3,818
JPMorgan Chase Bank N.A.	27,684	(27,684)	—	—	—
Morgan Stanley Capital Services LLC	608	(608)	—	—	—
State Street Bank and Trust Co.	2,057	—	—	—	2,057
UBS AG	22,520	(392)	—	—	22,128

Total	$591,416	$(321,884)	—	—	$269,532

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$12,632,411	$3,730,393	$ 16,362,804
Common Stocks	$302,996,993	—	—	302,996,993
Corporate Bonds	—	53,285,327	—	53,285,327
Foreign Agency Obligations	—	155,502	—	155,502
Foreign Government Obligations	—	4,210,081	—	4,210,081
Investment Companies	3,501,769	—	—	3,501,769
Non-Agency Mortgage-Backed Securities	—	13,398,744	1,847,256	15,246,000
Other Interests	—	—	62	62
Preferred Securities	771,210	1,274,798	—	2,046,008
Taxable Municipal Bonds	—	3,785,068	—	3,785,068
U.S. Government Sponsored Agency Securities	—	84,034,175	—	84,034,175
U.S. Treasury Obligations	—	38,596,923	—	38,596,923
Short-Term Securities:
Borrowed Bond Agreements	—	5,694,785	—	5,694,785
Money Market Funds	87,935	3,964,938	—	4,052,873
Options Purchased:
Interest Rate Contracts	14,163	2,660	—	16,823
Liabilities:
Investments:
Borrowed Bonds	—	(5,659,517)	—	(5,659,517)
TBA Sale Commitments	—	(30,683,688)	—	(30,683,688)

Total	$307,372,070	$184,692,207	$5,577,711	$497,641,988

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	45

Schedule of Investments (concluded)	BlackRock Balanced Capital Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$184,301	—	$184,301
Foreign currency exchange contracts	—	30,894	—	30,894
Interest rate contracts	$75,565	60,911	—	136,476
Liabilities:
Credit contracts	—	(148,845)	—	(148,845)
Foreign currency exchange contracts	—	(51,528)	—	(51,528)
Interest rate contracts	(64,068)	(148,365)	—	(212,433)

Total	$11,497	$(72,632)	—	$(61,135)

[1]    Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount, for financial statement purposes. As of December 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,654,593	—	—	$3,654,593
Cash pledged for centrally cleared swaps	60,182	—	—	60,182
Foreign currency at value	197,393	—	—	197,393
Liabilities:
Reverse repurchase agreements	—	$(7,741,100)	—	(7,741,100)
Collateral on securities loaned at value	—	(3,964,938)	—	(3,964,938)

Total	$3,912,168	$(11,706,038)	—	$(7,793,870)

During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Other Interests	Total
Assets:
Opening Balance, as of December 31, 2014	$3,119,760	$1,876,711	—	$4,996,471
Transfers into Level 3	1,449,288	—	—	1,449,288
Transfers out of Level 3	(901,449)	(426,356)	—	(1,327,805)
Accrued discounts/premiums	2,563	(2,635)	—	(72)
Net realized gain (loss)	16,970	15,798	—	32,768
Net change in unrealized appreciation (depreciation)[2,3]	(43,725)	(19,168)	$62	(62,831)
Purchases	1,432,704	1,260,516	—	2,693,220
Sales	(1,345,718)	(857,610)	—	(2,203,328)

Closing Balance, as of December 31, 2015	$3,730,393	$1,847,256	$62	$5,577,711

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015[3]	$(48,261)	$ (18,879)	$62	$(67,140)

[2]	Included in the related change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015 is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

46	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments December 31, 2015	BlackRock Capital Appreciation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Airlines — 2.1%
Delta Air Lines, Inc.	64,920	$3,290,795
Auto Components — 1.3%
Delphi Automotive PLC	24,585	2,107,672
Beverages — 4.0%
Anheuser-Busch InBev NV — ADR (a)	27,800	3,475,000
Constellation Brands, Inc., Class A	20,075	2,859,483

		6,334,483
Biotechnology — 10.0%
AbbVie, Inc.	35,040	2,075,770
Biogen, Inc. (b)	14,815	4,538,575
Celgene Corp. (b)	9,281	1,111,493
United Therapeutics Corp. (b)	29,954	4,691,096
Vertex Pharmaceuticals, Inc. (b)	25,588	3,219,738

		15,636,672
Chemicals — 3.0%
Ecolab, Inc.	13,025	1,489,800
Sherwin-Williams Co.	12,225	3,173,610

		4,663,410
Diversified Financial Services — 3.7%
Berkshire Hathaway, Inc., Class B (b)	30,547	4,033,426
Moody’s Corp.	17,901	1,796,186

		5,829,612
Food & Staples Retailing — 3.3%
Costco Wholesale Corp.	16,634	2,686,391
CVS Health Corp.	24,683	2,413,257

		5,099,648
Food Products — 1.0%
Mead Johnson Nutrition Co.	20,072	1,584,684
Health Care Providers & Services — 2.5%
UnitedHealth Group, Inc.	33,437	3,933,529
Hotels, Restaurants & Leisure — 2.8%
Chipotle Mexican Grill, Inc. (b)	4,577	2,196,273
Domino’s Pizza, Inc.	8,695	967,319
Starbucks Corp.	20,074	1,205,042

		4,368,634
Internet & Catalog Retail — 9.5%
Amazon.com, Inc. (b)	10,098	6,825,137
Netflix, Inc. (b)	35,814	4,096,405
TripAdvisor, Inc. (b)	46,165	3,935,566

		14,857,108
Internet Software & Services — 16.4%
Alphabet, Inc., Class A (b)	14,728	11,458,531
Facebook, Inc., Class A (b)	92,637	9,695,388
LinkedIn Corp., Class A (b)	5,381	1,211,155
Tencent Holdings Ltd.	172,700	3,381,464

		25,746,538
IT Services — 8.8%
Alliance Data Systems Corp. (b)	15,355	4,246,732
MasterCard, Inc., Class A	27,507	2,678,082
Visa, Inc., Class A	87,976	6,822,539

		13,747,353
Life Sciences Tools & Services — 1.1%
Illumina, Inc. (a)(b)	9,356	1,795,837
Media — 2.2%
Liberty Global PLC, Class A (b)	81,816	3,465,726

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels — 0.5%
Concho Resources, Inc. (b)	7,908	$734,337
Pharmaceuticals — 4.5%
Allergan PLC (b)	7,101	2,219,064
Perrigo Co. PLC	33,222	4,807,223

		7,026,287
Real Estate Investment Trusts (REITs) — 1.8%
Crown Castle International Corp.	33,104	2,861,841
Road & Rail — 1.3%
Union Pacific Corp.	25,508	1,994,726
Semiconductors & Semiconductor Equipment — 1.1%
NXP Semiconductors NV	20,507	1,727,715
Software — 6.7%
Activision Blizzard, Inc.	43,278	1,675,291
Mobileye NV (a)(b)	41,811	1,767,769
Salesforce.com, Inc. (b)	58,491	4,585,694
Workday, Inc., Class A (b)	30,760	2,450,957

		10,479,711
Specialty Retail — 3.3%
Home Depot, Inc.	24,764	3,275,039
Restoration Hardware Holdings, Inc. (b)	23,511	1,867,949

		5,142,988
Technology Hardware, Storage & Peripherals — 4.6%
Apple Inc.	68,308	7,190,100
Textiles, Apparel & Luxury Goods — 1.7%
NIKE, Inc., Class B	43,174	2,698,375
Wireless Telecommunication Services — 1.0%
SBA Communications Corp., Class A (b)	15,000	1,576,050
Total Common Stocks — 98.2%		153,893,831

Preferred Stocks
Software — 1.4%
Palantir Technologies, Inc., Series I (Acquired 2/11/14, cost $1,152,906), 0.00% (b)(c)	188,076	2,140,305
Total Preferred Stocks — 1.4%		2,140,305
Total Long-Term Investments (Cost — $132,147,212) — 99.6%		156,034,136

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (d)(e)	2,660,556	2,660,556
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.39% (d)(e)(f)	$5,786	5,786,479
Total Short-Term Securities (Cost — $8,447,035) — 5.4%		8,447,035
Total Investments (Cost — $140,594,247) — 105.0%		164,481,171
Liabilities in Excess of Other Assets — (5.0)%		(7,758,933)

Net Assets — 100.0%		$156,722,238

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	47

Schedule of Investments (continued)	BlackRock Capital Appreciation Portfolio

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $2,140,305 and an original cost of $1,152,906 which was 1.4% of its net assets.

(d)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2014	Net Activity	Shares/Beneficial Interest Held at December 31, 2015	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	796,055	1,864,501	2,660,556	$ 1,962		$49
BlackRock Liquidity Series, LLC, Money Market Series	$3,648,890	$2,137,589	$5,786,479	$15,829	[1]	—

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

      Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

      The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Airlines	$3,290,795	—	—	$3,290,795
Auto Components	2,107,672	—	—	2,107,672
Beverages	6,334,483	—	—	6,334,483
Biotechnology	15,636,672	—	—	15,636,672
Chemicals	4,663,410	—	—	4,663,410
Diversified Financial Services	5,829,612	—	—	5,829,612
Food & Staples Retailing	5,099,648	—	—	5,099,648
Food Products	1,584,684	—	—	1,584,684
Health Care Providers & Services	3,933,529	—	—	3,933,529
Hotels, Restaurants & Leisure	4,368,634	—	—	4,368,634
Internet & Catalog Retail	14,857,108	—	—	14,857,108
Internet Software & Services	22,365,074	$3,381,464	—	25,746,538
IT Services	13,747,353	—	—	13,747,353
Life Sciences Tools & Services	1,795,837	—	—	1,795,837
Media	3,465,726	—	—	3,465,726
Oil, Gas & Consumable Fuels	734,337	—	—	734,337
Pharmaceuticals	7,026,287	—	—	7,026,287
Real Estate Investment Trusts (REITs)	2,861,841	—	—	2,861,841
Road & Rail	1,994,726	—	—	1,994,726
Semiconductors & Semiconductor Equipment	1,727,715	—	—	1,727,715
Software	10,479,711	—	—	10,479,711
Specialty Retail	5,142,988	—	—	5,142,988
Technology Hardware, Storage & Peripherals	7,190,100	—	—	7,190,100
Textiles, Apparel & Luxury Goods	2,698,375	—	—	2,698,375
Wireless Telecommunication Services	1,576,050	—	—	1,576,050
Preferred Stock:
Software	—	—	$2,140,305	2,140,305
Short-Term Securities	2,660,556	5,786,479	—	8,447,035

Total	$153,172,923	$9,167,943	$2,140,305	$164,481,171

See Notes to Financial Statements.

48	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (concluded)	BlackRock Capital Appreciation Portfolio

The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $5,786,479 is categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening Balance, as of December 31, 2014	$1,423,735
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[1,2]	716,570
Purchases	—
Sales	—
Closing Balance, as of December 31, 2015	$2,140,305

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015[2]	$716,570

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Preferred Stocks	$2,140,305	Market Comparables	Revenue Multiple[3]	22.92x
			Revenue Growth Rate[3]	94.00%

[3]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	49

Consolidated Schedule of Investments December 31, 2015	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.1%
BHP Billiton PLC	6,794	$75,766
Healthscope Ltd.	113,181	218,103
Scentre Group	3,998	12,126
Wesfarmers Ltd.	249	7,507

		313,502
Austria — 0.0%
Oesterreichische Post AG	339	12,376
Belgium — 0.1%
Anheuser-Busch InBev NV	168	20,907
BHF Kleinwort Benson Group (a)	5,827	36,190
bpost SA	1,045	25,642
Colruyt SA	995	51,186
Proximus SADP	2,935	95,508
Telenet Group Holding NV (a)	431	23,293

		252,726
Brazil — 0.1%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	10,230	19,393
Gerdau SA — ADR	35,333	42,400
MRV Engenharia e Participacoes SA	643	1,411
Petroleo Brasileiro SA — ADR (a)(b)	21,469	92,317
SLC Agricola SA	8,431	35,056

		190,577
Canada — 0.9%
Athabasca Oil Corp. (a)(b)	33,205	36,956
Barrick Gold Corp.	34,373	253,673
Brookfield Asset Management, Inc., Class A	5,111	161,161
Cameco Corp.	18,147	223,752
Canadian National Railway Co. (b)	2,175	121,539
Cenovus Energy, Inc.	34,526	436,659
Eldorado Gold Corp.	27,073	80,219
Enbridge, Inc.	648	21,542
First Quantum Minerals Ltd.	39,058	146,217
Goldcorp, Inc. (b)	16,956	196,011
Platinum Group Metals Ltd. (a)	184,126	26,360
Suncor Energy, Inc.	1,131	29,197
Toronto-Dominion Bank	7,923	310,576
TransCanada Corp.	331	10,810

		2,054,672
China — 0.3%
Alibaba Group Holding Ltd. — ADR (a)(b)	4,333	352,143
CAR, Inc. (a)(b)	78,054	128,621
Dongfeng Motor Group Co. Ltd., Class H	31,800	42,126
Haitian International Holdings Ltd.	59,898	86,904
Zhongsheng Group Holdings Ltd. (b)	96,925	58,293

		668,087
Cyprus — 0.0%
Ocean Rig UDW, Inc. (a)(b)	5,959	9,713
Egypt — 0.0%
Integrated Diagnostics Holdings PLC (a)(c)	7,962	39,372
France — 2.5%
Accor SA	4,205	182,119
Aeroports de Paris	214	24,903
Air Liquide SA	735	82,516
Airbus Group SE	7,684	517,807
Alcatel-Lucent (a)	6,658	26,304
Atos SE	4,078	342,360
AXA SA	14,560	397,833
BNP Paribas SA	3,247	183,708
Cie Generale des Etablissements Michelin	254	24,176
Compagnie de Saint-Gobain	4,550	197,177

Common Stocks	Shares	Value
France (continued)
Danone SA	3,255	$219,953
Dassault Aviation SA	225	280,342
Elis SA	3,183	52,672
Engie SA	9,793	173,466
Eutelsat Communications SA	1,622	48,564
Groupe Eurotunnel SA, Registered Shares	3,569	44,402
Iliad SA	423	100,835
L’Oreal SA	546	91,840
Metropole Television SA	638	10,971
Numericable-SFR SAS	593	21,543
Orange SA	6,229	104,185
Peugeot SA (a)	13,283	232,838
Renault SA	1,492	149,343
Safran SA	6,813	468,074
Sanofi	6,072	517,469
Société Générale SA	2,499	115,160
Societe Television Francaise 1	1,818	20,187
Sopra Steria Group	372	43,745
TOTAL SA	6,179	277,015
TOTAL SA — ADR (b)	703	31,600
UbiSoft Entertainment (a)	6,597	190,926
Unibail-Rodamco SE	1,138	288,975
Vinci SA	3,109	199,272
Vivendi SA	4,261	91,514
Worldline SA (a)	4,364	113,037

		5,866,831
Germany — 0.8%
Axel Springer SE	462	25,692
Bayer AG, Registered Shares	1,843	230,174
Bayerische Motoren Werke AG	1,642	172,988
Deutsche Bank AG, Registered Shares	7,520	182,622
Deutsche Post AG, Registered Shares	7,269	203,226
Deutsche Telekom AG, Registered Shares	14,302	256,875
E.ON SE	999	9,592
Fraport AG Frankfurt Airport Services Worldwide	806	51,401
Linde AG	681	98,377
ProSiebenSat.1 Media SE	2,027	102,265
SAP SE	190	15,077
Stroeer SE	433	27,186
Telefonica Deutschland Holding AG	8,300	43,780
TUI AG	5,240	93,561
United Internet AG, Registered Shares	1,960	107,760
Volkswagen AG	107	16,442
Vonovia SE	3,743	115,633

		1,752,651
Hong Kong — 0.8%
AIA Group Ltd.	37,800	225,858
Beijing Enterprises Holdings Ltd.	44,819	270,181
Brilliance China Automotive Holdings Ltd.	56,000	70,042
Chaoda Modern Agriculture Holdings Ltd. (a)	715,816	22,746
Cheung Kong Property Holdings Ltd.	2,000	12,938
China Resources Land Ltd.	96,000	277,795
CLP Holdings Ltd.	1,000	8,476
Haier Electronics Group Co. Ltd.	64,000	129,185
Hong Kong & China Gas Co. Ltd.	3,000	5,871
Power Assets Holdings Ltd.	1,000	9,168
Sino Biopharmaceutical Ltd.	127,000	114,823
Sun Hung Kai Properties Ltd.	34,666	416,671
Wharf Holdings Ltd.	69,000	380,430

		1,944,184
India — 0.4%
Coal India Ltd.	41,958	208,160
Maruti Suzuki India Ltd.	2,777	193,394

See Notes to Financial Statements.

50	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Common Stocks	Shares	Value
India (continued)
Oil & Natural Gas Corp. Ltd. (a)	46,507	$169,606
Reliance Industries Ltd.	23,828	364,840

		936,000
Indonesia — 0.0%
Siloam International Hospitals Tbk PT	116,210	82,328
Ireland — 0.2%
Shire PLC	2,532	173,715
XL Group PLC	5,860	229,595

		403,310
Israel — 0.5%
Check Point Software Technologies Ltd. (a)(b)	635	51,676
Mobileye NV	7,590	320,905
Teva Pharmaceutical Industries Ltd. — ADR (d)	10,356	679,768

		1,052,349
Italy — 0.7%
EI Towers SpA	6,181	398,239
Enel SpA	40,120	168,236
Eni SpA	1,932	28,706
Intesa Sanpaolo SpA	126,629	420,537
Mediaset SpA (a)	20,566	85,224
Rai Way SpA (c)	35,888	184,009
Telecom Italia SpA (a)	186,503	236,359
Telecom Italia SpA, Non-Convertible Savings Shares	24,611	25,259
UniCredit SpA	21,654	119,719

		1,666,288
Japan — 8.7%
Aisin Seiki Co. Ltd.	7,320	315,041
Ajinomoto Co., Inc.	5,000	118,379
Alpine Electronics, Inc.	1,300	20,205
Asahi Group Holdings Ltd.	3,800	118,957
Asahi Kasei Corp.	31,900	215,711
Astellas Pharma, Inc.	12,950	184,353
Autobacs Seven Co. Ltd.	600	10,936
Bandai Namco Holdings, Inc.	1,900	40,142
Bank of Yokohama Ltd.	7,000	42,907
Benesse Holdings, Inc.	300	8,639
Bridgestone Corp.	12,600	432,198
Canon Marketing Japan, Inc.	900	14,074
Chiba Bank Ltd.	6,000	42,577
Chiyoda Corp.	2,000	15,187
Chubu Electric Power Co., Inc.	15,500	212,253
COMSYS Holdings Corp.	600	8,437
Daikin Industries Ltd.	4,200	305,851
Daikyo, Inc.	12,000	19,464
Daito Trust Construction Co. Ltd.	1,500	173,266
Daiwa House Industry Co. Ltd.	500	14,373
Dena Co. Ltd.	2,600	40,654
Denso Corp.	13,030	622,645
East Japan Railway Co.	6,527	614,621
Eisai Co. Ltd.	1,500	99,226
Electric Power Development Co. Ltd.	2,300	81,918
Exedy Corp.	600	14,501
FamilyMart Co. Ltd.	3,700	172,179
FANUC Corp.	800	137,832
Fuji Heavy Industries Ltd.	22,660	933,508
Fukuoka Financial Group, Inc.	15,000	74,379
Futaba Industrial Co. Ltd.	7,970	38,038
GS Yuasa Corp.	25,000	92,910
GungHo Online Entertainment, Inc. (a)	5,300	14,398
Hitachi Chemical Co. Ltd.	10,300	163,406
Hitachi High-Technologies Corp.	1,400	37,860

Common Stocks	Shares	Value
Japan (continued)
Hitachi Kokusai Electric, Inc.	1,000	$13,594
Honda Motor Co. Ltd.	9,840	314,502
Hoya Corp.	4,901	200,415
IHI Corp.	27,000	74,533
Inpex Corp.	40,599	395,796
Isuzu Motors Ltd.	19,700	212,221
Japan Airlines Co. Ltd.	17,700	633,534
Japan Post Bank Co. Ltd. (a)	10,300	149,965
Japan Tobacco, Inc.	3,700	135,841
JGC Corp.	5,580	85,409
JSR Corp.	10,500	163,636
Kamigumi Co. Ltd.	2,000	17,220
Kansai Electric Power Co., Inc. (a)	2,300	27,577
KDDI Corp.	10,300	267,493
Keyence Corp.	100	54,961
Kinden Corp.	2,100	26,777
Koito Manufacturing Co. Ltd.	3,700	151,727
Komatsu Ltd.	8,200	134,172
Kubota Corp.	10,880	168,081
Kuraray Co. Ltd.	10,320	125,004
Kyocera Corp.	4,700	218,271
Kyushu Electric Power Co, Inc. (a)	9,800	106,811
Mabuchi Motor Co. Ltd.	1,000	54,195
Maeda Road Construction Co. Ltd.	1,000	16,763
Medipal Holdings Corp.	400	6,818
Mitsubishi Corp.	12,390	206,084
Mitsubishi Electric Corp.	45,000	472,358
Mitsubishi Estate Co. Ltd.	21,000	436,660
Mitsubishi Heavy Industries Ltd.	44,000	192,390
Mitsubishi UFJ Financial Group, Inc.	55,300	342,542
Mitsui & Co. Ltd.	19,220	228,373
Mitsui Fudosan Co. Ltd.	1,000	25,098
Mizuho Financial Group, Inc.	82,900	165,800
MS&AD Insurance Group Holdings, Inc.	2,415	70,819
Murata Manufacturing Co. Ltd.	640	92,084
Nabtesco Corp.	2,500	50,788
NEC Corp.	64,000	202,785
Nexon Co. Ltd.	2,800	45,550
Nikon Corp. (b)	20,000	267,869
Nintendo Co. Ltd.	2,100	288,771
Nippon Express Co. Ltd.	11,000	51,691
Nippon Steel & Sumitomo Metal Corp.	3,800	75,173
Nippon Telegraph & Telephone Corp.	6,620	263,464
Nitto Denko Corp.	7,100	518,340
Nomura Holdings, Inc.	30,000	167,102
NS Solutions Corp.	200	4,557
Okumura Corp. (b)	24,270	136,659
Omron Corp.	3,000	100,041
Otsuka Holdings Co. Ltd.	5,300	188,303
Rinnai Corp.	2,150	190,497
Rohm Co. Ltd.	6,960	352,530
Sanrio Co. Ltd.	6,000	140,960
Sawai Pharmaceutical Co. Ltd.	700	47,923
SCSK Corp.	200	8,036
Secom Co. Ltd.	500	33,885
Sega Sammy Holdings, Inc.	12,000	112,240
Seino Holdings Co. Ltd.	2,900	30,172
Seven & i Holdings Co. Ltd.	2,800	128,197
Shimamura Co. Ltd.	300	35,133
Shin-Etsu Chemical Co. Ltd.	9,920	539,309
Ship Healthcare Holdings, Inc.	2,600	64,375
Shizuoka Bank Ltd.	4,000	38,792
SHO-BOND Holdings Co Ltd.	100	3,647
SMC Corp.	300	77,920
Sohgo Security Services Co. Ltd.	1,400	65,658

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	51

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Common Stocks	Shares	Value
Japan (continued)
Sompo Japan Nipponkoa Holdings, Inc.	1,900	$62,386
Sony Financial Holdings, Inc.	13,000	232,534
Stanley Electric Co. Ltd.	1,000	21,938
Sumco Corp.	14,500	109,395
Sumitomo Corp.	19,100	194,731
Sumitomo Electric Industries Ltd.	13,000	183,571
Sumitomo Mitsui Financial Group, Inc.	4,600	173,609
Suntory Beverage & Food Ltd.	2,900	126,951
Suzuki Motor Corp.	9,861	299,615
Toda Corp.	26,000	138,624
Tokio Marine Holdings, Inc.	4,902	189,338
Tokyo Electric Power Co., Inc. (a)	4,000	23,033
Tokyo Gas Co. Ltd.	112,581	528,995
Toyota Industries Corp.	13,214	706,598
Toyota Motor Corp.	10,200	628,106
Toyota Tsusho Corp.	3,800	88,893
Trend Micro, Inc. (a)	1,800	73,039
TV Asahi Holdings Corp.	900	15,536
Ube Industries Ltd.	75,600	159,759
Yahoo! Japan Corp.	22,800	92,680
Yamada Denki Co. Ltd.	33,100	142,976
Yamaha Corp.	2,500	60,386
Yamato Kogyo Co. Ltd.	100	2,550

		19,924,159
Kazakhstan — 0.0%
KazMunaiGas Exploration Production JSC — GDR	8,526	56,505
Luxembourg — 0.0%
RTL Group SA	536	44,636
Malaysia — 0.1%
Axiata Group Bhd	92,751	138,221
IHH Healthcare Bhd	139,200	213,331

		351,552
Mexico — 0.3%
America Movil SAB de CV, Series L	113,057	79,506
America Movil SAB de CV, Series L — ADR	8,953	125,879
Fibra Uno Administracion SA de CV (b)	144,843	319,277
Telesites SAB (a)	162,148	105,467

		630,129
Netherlands — 1.2%
Akzo Nobel NV	9,684	647,075
CNH Industrial NV — Special Voting Shares	3,789	25,917
Constellium NV, Class A (a)	14,044	108,139
ING Groep NV — CVA	15,120	204,575
Koninklijke KPN NV	54,951	207,846
Koninklijke Philips NV	12,764	325,793
PostNL NV (a)	14,230	53,974
Randstad Holding NV	3,346	208,361
Royal Dutch Shell PLC, Class A	3,052	69,126
Royal Dutch Shell PLC, Class B	1,902	43,349
SBM Offshore NV (a)	51,677	652,825
TomTom NV (a)	10,282	129,266
Unilever NV	597	26,020

		2,702,266
Norway — 0.2%
Statoil ASA	35,842	499,880
Peru — 0.2%
Southern Copper Corp. (b)	13,711	358,131

Common Stocks	Shares	Value
Portugal — 0.1%
CTT-Correios de Portugal SA	2,181	$20,961
NOS SGPS SA	20,265	159,444

		180,405
Singapore — 0.7%
Avago Technologies Ltd.	74	10,741
CapitaLand Ltd.	200,800	471,978
Global Logistic Properties Ltd.	349,800	528,254
Keppel Corp. Ltd.	57,400	262,213
Raffles Medical Group Ltd.	15,300	44,855
Singapore Telecommunications Ltd.	86,600	223,278

		1,541,319
South Korea — 0.5%
Hyundai Motor Co. (b)	2,544	320,859
Hyundai Wia Corp.	632	59,756
Samsung Electronics Co. Ltd.	488	520,492
Samsung SDI Co. Ltd.	478	45,952
SK Hynix, Inc.	5,489	141,797

		1,088,856
Spain — 0.6%
Aena SA (a)(c)	872	99,853
Banco Santander SA	43,923	216,075
Cellnex Telecom SAU (c)	22,370	418,253
Cia de Distribucion Integral Logista Holdings SA	1,306	27,537
Distribuidora Internacional de Alimentacion SA (b)	31,970	188,563
Iberdrola SA	9,895	70,146
Industria de Diseno Textil SA	5,882	202,072
Mediaset Espana Comunicacion SA	4,552	49,525
Merlin Properties Socimi SA	16,301	204,207

		1,476,231
Sweden — 0.1%
Getinge AB, Class B	2,098	54,958
Svenska Handelsbanken AB, A Shares	13,595	180,562
Telefonaktiebolaget LM Ericsson, B Shares	633	6,103

		241,623
Switzerland — 1.4%
Credit Suisse Group AG, Registered Shares	6,066	130,674
Glencore PLC	162,497	215,331
Nestle SA, Registered Shares	11,508	854,299
Novartis AG, Registered Shares	5,965	513,105
Roche Holding AG	1,525	422,590
Syngenta AG, Registered Shares	1,033	404,319
TE Connectivity Ltd.	119	7,689
UBS Group AG, Registered Shares	23,805	461,804
Zurich Insurance Group AG	399	102,503

		3,112,314
Taiwan — 0.2%
Cheng Shin Rubber Industry Co. Ltd.	42,341	68,434
Delta Electronics, Inc.	9,000	42,332
Hon Hai Precision Industry Co. Ltd.	3,250	7,954
Taiwan Semiconductor Manufacturing Co. Ltd.	52,000	224,341
Yulon Motor Co. Ltd.	51,059	46,480

		389,541
Thailand — 0.1%
Bangkok Dusit Medical Services PCL	281,700	174,570

See Notes to Financial Statements.

52	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Common Stocks	Shares	Value
Thailand (continued)
Bumrungrad Hospital PCL	20,300	$119,030

		293,600
United Arab Emirates — 0.2%
Al Noor Hospitals Group PLC	10,805	176,247
NMC Health PLC (b)	18,315	226,936

		403,183
United Kingdom — 3.4%
Antofagasta PLC	41,600	286,160
AstraZeneca PLC	9,925	670,412
AstraZeneca PLC — ADR	682	23,154
Barclays PLC	22,102	71,142
BG Group PLC	2,640	38,269
BP PLC	14,144	73,502
British American Tobacco PLC	414	22,991
BT Group PLC	34,360	238,583
Centrica PLC	2,935	9,424
Coats Group PLC (a)	43,350	15,714
Delphi Automotive PLC	5,330	456,941
Delta Topco Ltd. (Acquired 5/02/12, cost $227,998) (e)	369,427	161,809
Diageo PLC	557	15,211
Diageo PLC — ADR	2,545	277,583
HSBC Holdings PLC	151,364	1,194,907
Imperial Tobacco Group PLC	214	11,303
Land Securities Group PLC	574	9,950
Legal & General Group PLC	42,752	168,696
Liberty Global PLC, Class A (a)	3,439	145,676
Lloyds Banking Group PLC	134,205	144,405
National Grid PLC	18,108	249,740
Ophir Energy PLC (a)	84,396	121,752
Prudential PLC	16,558	373,046
Reckitt Benckiser Group PLC	138	12,769
Rio Tinto PLC	15,711	457,433
SABMiller PLC	19,784	1,183,566
Spire Healthcare Group PLC (c)	70,507	325,524
SSE PLC	538	12,080
Standard Chartered PLC	20,679	171,578
Vodafone Group PLC	124,139	402,556
Vodafone Group PLC — ADR	13,214	426,284

		7,772,160
United States — 27.7%
3M Co.	316	47,602
Abbott Laboratories (d)	4,746	213,143
AbbVie, Inc.	6,583	389,977
Accenture PLC, Class A	788	82,346
ACE Ltd.	356	41,599
Activision Blizzard, Inc. (d)	7,056	273,138
Adobe Systems, Inc. (a)	842	79,097
AES Corp.	11,502	110,074
Aetna, Inc.	6,476	700,185
Air Products & Chemicals, Inc.	568	73,902
Alexion Pharmaceuticals, Inc. (a)	1,064	202,958
Alkermes PLC (a)	827	65,647
Allergan PLC (a)	1,591	497,187
Alliance Data Systems Corp. (a)	160	44,251
Allstate Corp.	4,613	286,421
Alphabet, Inc., Class A (a)	781	607,626
Alphabet, Inc., Class C (a)	2,438	1,850,149
Altria Group, Inc.	826	48,081
Amazon.com, Inc. (a)(d)	14	9,462
Amdocs Ltd.	929	50,696
Ameren Corp.	163	7,046
American Airlines Group, Inc.	5,800	245,630
American Electric Power Co., Inc.	3,361	195,845

Common Stocks	Shares	Value
United States (continued)
American International Group, Inc.	7,780	$482,127
American Tower Corp.	400	38,780
American Water Works Co., Inc.	4,577	273,476
Ameriprise Financial, Inc.	380	40,440
AmerisourceBergen Corp.	573	59,426
Amgen, Inc.	4,106	666,527
Anacor Pharmaceuticals, Inc. (a)	44	4,971
Anadarko Petroleum Corp.	21,405	1,039,855
Anthem, Inc.	3,471	483,996
Apple Inc.	12,433	1,308,698
Applied Materials, Inc.	356	6,647
Archer-Daniels-Midland Co.	917	33,636
AT&T Inc.	26,846	923,771
Automatic Data Processing, Inc.	141	11,946
AvalonBay Communities, Inc.	134	24,673
Axalta Coating Systems Ltd. (a)	9,000	239,850
AXIS Capital Holdings Ltd.	956	53,746
Baker Hughes, Inc.	463	21,367
Bank of America Corp.	60,557	1,019,174
Bank of New York Mellon Corp. (d)	4,388	180,873
Baxter International, Inc. (d)	3,907	149,052
Becton Dickinson & Co.	118	18,183
Bed Bath & Beyond, Inc. (a)	2,381	114,883
Berkshire Hathaway, Inc., Class A (a)	2	395,600
Berkshire Hathaway, Inc., Class B (a)	4,975	656,899
Biogen, Inc. (a)	1,049	321,361
Boeing Co.	301	43,522
Boston Properties, Inc.	156	19,896
Bristol-Myers Squibb Co.	6,162	423,884
Broadcom Corp., Class A	159	9,193
Calpine Corp. (a)	13,027	188,501
Cameron International Corp. (a)	438	27,682
Capital One Financial Corp.	668	48,216
Cardinal Health, Inc.	690	61,596
Catalent, Inc. (a)	10,250	256,557
Caterpillar, Inc. (b)	1,516	103,027
Celgene Corp. (a)	1,747	209,221
Charles Schwab Corp.	6,411	211,114
Chevron Corp.	2,367	212,935
Chubb Corp.	6,227	825,949
Cintas Corp.	636	57,908
Cisco Systems, Inc.	27,505	746,898
Citigroup, Inc.	21,543	1,114,850
Citizens Financial Group, Inc.	978	25,614
CME Group, Inc.	2,219	201,041
CMS Energy Corp.	201	7,252
CNA Financial Corp.	985	34,623
Coca-Cola Co.	19,522	838,665
Coca-Cola Enterprises, Inc.	446	21,961
Cognizant Technology Solutions Corp., Class A (a)	178	10,684
Colfax Corp. (a)	5,709	133,305
Colgate-Palmolive Co.	4,779	318,377
Comcast Corp., Class A	11,526	650,412
Computer Sciences Corp.	906	29,608
ConocoPhillips	1,308	61,071
CONSOL Energy, Inc. (b)	38,256	302,222
Consolidated Edison, Inc.	225	14,461
Constellation Brands, Inc., Class A	561	79,909
Corning, Inc.	374	6,837
Costco Wholesale Corp.	134	21,641
Crown Castle International Corp.	2,638	228,055
CSX Corp.	6,185	160,501
CVS Health Corp.	5,918	578,603
DaVita HealthCare Partners, Inc. (a)	2,308	160,891
Delta Air Lines, Inc.	3,875	196,424

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	53

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Common Stocks	Shares	Value
United States (continued)
Discover Financial Services	852	$45,684
DISH Network Corp., Class A (a)	4,920	281,326
Dominion Resources, Inc.	3,107	210,157
Dover Corp.	402	24,647
Dr. Pepper Snapple Group, Inc.	301	28,053
DTE Energy Co.	117	9,382
Duke Energy Corp.	485	34,624
Eaton Corp. PLC	9,859	513,062
eBay, Inc. (a)	4,941	135,779
Ecolab, Inc.	797	91,161
Edgewell Personal Care Co.	2,348	184,013
Edison International	235	13,914
Electronic Arts, Inc. (a)	662	45,493
Eli Lilly & Co.	7,269	612,486
EMC Corp.	594	15,254
Emerson Electric Co.	5,673	271,340
Entergy Corp.	141	9,639
Envision Healthcare Holdings, Inc. (a)	1,714	44,513
EOG Resources, Inc.	1,750	123,883
EQT Corp.	6,052	315,491
Equinix, Inc.	56	16,934
Equity Residential	366	29,862
Essex Property Trust, Inc.	64	15,322
Eversource Energy	231	11,797
Exelon Corp.	682	18,939
Expedia, Inc.	557	69,235
Exxon Mobil Corp.	4,479	349,138
Facebook, Inc., Class A (a)	5,226	546,953
FedEx Corp.	3,471	517,144
Fidelity National Information Services, Inc.	928	56,237
Fifth Third Bancorp (b)	1,262	25,366
FirstEnergy Corp.	305	9,678
Fitbit, Inc., Class A (a)(b)	1,251	37,017
FMC Corp. (b)	4,316	168,885
Ford Motor Co.	31,820	448,344
Freeport-McMoRan, Inc. (b)	11,463	77,604
Garmin Ltd. (b)	1,505	55,941
General Dynamics Corp.	440	60,438
General Electric Co. (d)	46,252	1,440,750
General Growth Properties, Inc. (b)	576	15,673
General Mills, Inc.	185	10,667
Gilead Sciences, Inc. (d)	3,365	340,504
Global Payments, Inc.	423	27,288
GoDaddy, Inc., Class A (a)(b)	2,248	72,071
Goldman Sachs Group, Inc. (d)	1,481	266,921
Goodyear Tire & Rubber Co.	924	30,187
Hain Celestial Group, Inc. (a)	1,130	45,641
Halliburton Co.	907	30,874
Hartford Financial Services Group, Inc.	2,553	110,953
HCA Holdings, Inc. (a)	3,928	265,651
HCP, Inc. (b)	437	16,711
Helmerich & Payne, Inc. (b)	538	28,810
Hewlett Packard Enterprise Co.	11,008	167,322
Hewlett-Packard Co. (a)	14,847	175,789
Home Depot, Inc.	404	53,429
Host Hotels & Resorts, Inc.	717	10,999
HTG Molecular Diagnostics, Inc. (a)(b)	1,700	7,412
Ingersoll-Rand PLC	3,073	169,906
Intel Corp.	10,119	348,600
International Business Machines Corp.	3,179	437,494
International Paper Co.	934	35,212
Intuit, Inc.	621	59,927

Common Stocks	Shares	Value
United States (continued)
Invitae Corp. (a)(b)	9,620	$78,980
Johnson & Johnson	6,358	653,094
JPMorgan Chase & Co.	17,386	1,147,998
Kansas City Southern	1,564	116,784
Kimberly-Clark Corp. (d)	1,836	233,723
Kinder Morgan, Inc.	1,819	27,139
KLA-Tencor Corp.	491	34,051
Kraft Heinz Co.	1,581	115,034
Kroger Co.	1,952	81,652
Las Vegas Sands Corp.	2,510	110,038
Lear Corp.	639	78,488
Liberty Broadband Corp., Class A (a)	2,125	109,756
Liberty Broadband Corp., Class C (a)	4,724	244,987
Liberty Media Corp., Class A (a)	6,176	242,408
Liberty Media Corp., Class C (a)	11,580	440,966
Lincoln National Corp.	1,533	77,049
Lookout, Inc. (Acquired 3/04/15, cost $16,643) (e)	1,457	16,643
Lowe’s Cos., Inc.	612	46,536
LyondellBasell Industries NV, Class A	2,479	215,425
Macerich Co. (b)	139	11,216
Macy’s, Inc.	2,180	76,256
Marathon Petroleum Corp.	31,984	1,658,051
Marsh & McLennan Cos., Inc.	4,985	276,418
MasterCard, Inc., Class A	4,289	417,577
McDonald’s Corp.	374	44,184
McKesson Corp.	4,523	892,071
Merck & Co., Inc. (d)	5,554	293,362
MetLife, Inc. (d)	2,408	116,090
Michael Kors Holdings Ltd. (a)	6,730	269,604
Micron Technology, Inc. (a)	15,349	217,342
Microsoft Corp.	16,384	908,984
Mondelez International, Inc., Class A	491	22,016
Monsanto Co.	1,474	145,218
Morgan Stanley (d)	8,411	267,554
Mylan NV (a)	8,433	455,972
NextEra Energy Partners LP	5,998	179,040
NextEra Energy, Inc.	2,781	288,918
NIKE, Inc., Class B	476	29,750
Northrop Grumman Corp.	379	71,559
NRG Energy, Inc.	9,586	112,827
NRG Yield, Inc., Class A (b)	1,627	22,632
NRG Yield, Inc., Class C	1,791	26,435
Nuance Communications, Inc. (a)	6,226	123,835
Nucor Corp.	1,864	75,119
Occidental Petroleum Corp.	830	56,116
Oceaneering International, Inc.	8,056	302,261
Oracle Corp.	15,166	554,014
PACCAR, Inc.	3,483	165,094
PayPal Holdings, Inc. (a)	1,903	68,889
PepsiCo, Inc.	4,000	399,680
Pfizer, Inc.	22,176	715,841
PG&E Corp.	358	19,042
Philip Morris International, Inc.	6,013	528,603
Pioneer Natural Resources Co.	3,287	412,124
PPG Industries, Inc.	811	80,143
PPL Corp.	493	16,826
Praxair, Inc.	860	88,064
Procter & Gamble Co.	14,382	1,142,075
Prologis, Inc.	5,575	239,279
Prudential Financial, Inc. (d)	479	38,995
Public Service Enterprise Group, Inc.	358	13,851

See Notes to Financial Statements.

54	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Common Stocks	Shares	Value
United States (continued)
Public Storage	144	$35,669
Pure Storage, Inc., Class A (a)(b)	7,716	120,138
Qorvo, Inc. (a)	1,489	75,790
QUALCOMM, Inc. (d)	13,012	650,405
Raytheon Co.	460	57,284
Realty Income Corp. (b)	235	12,133
Regeneron Pharmaceuticals, Inc. (a)	168	91,202
Regions Financial Corp.	17,265	165,744
Reinsurance Group of America, Inc.	525	44,914
Reynolds American, Inc.	250	11,538
Rockwell Automation, Inc.	534	54,794
Salesforce.com, Inc. (a)(d)	171	13,406
Schlumberger Ltd.	10,344	721,494
Scripps Networks Interactive, Inc., Class A (b)	218	12,036
Sealed Air Corp.	469	20,917
Sempra Energy	3,591	337,590
Simon Property Group, Inc.	304	59,110
Skyworks Solutions, Inc. (b)	583	44,792
SL Green Realty Corp.	100	11,298
Southern Co.	630	29,478
Southwest Airlines Co.	3,060	131,764
Square, Inc., Class A (a)(b)	5,480	71,733
St. Joe Co. (a)	31,003	573,866
Starbucks Corp.	282	16,928
Steel Dynamics, Inc.	383	6,844
Stryker Corp.	422	39,221
SunTrust Banks, Inc. (d)	2,896	124,065
Surgery Partners, Inc. (a)	4,451	91,201
Synchrony Financial (a)	6,899	209,799
Tahoe Resources, Inc.	22,122	191,371
Target Corp.	3,175	230,537
Tenet Healthcare Corp. (a)(b)	8,038	243,551
TerraForm Power, Inc., Class A (b)	5,305	66,737
TESARO, Inc. (a)	1,388	72,620
Texas Instruments, Inc.	1,401	76,789
Textron, Inc.	1,894	79,567
Thermo Fisher Scientific, Inc.	1,217	172,631
Tiffany & Co.	2,084	158,988
Time Warner Cable, Inc.	1,000	185,590
Travelers Cos., Inc.	1,147	129,450
Twitter, Inc. (a)(b)	9,660	223,532
Tyco International PLC	7,458	237,836
U.S. Bancorp	7,933	338,501
Ultragenyx Pharmaceutical, Inc. (a)	548	61,475
United Continental Holdings, Inc. (a)(d)	8,348	478,340
United Parcel Service, Inc., Class B	4,147	399,066
United Rentals, Inc. (a)(b)	4,961	359,871
United Technologies Corp.	3,426	329,136
UnitedHealth Group, Inc.	778	91,524
Univar, Inc. (a)	9,512	161,799
Unum Group	6,721	223,742
Urban Outfitters, Inc. (a)(b)	7,936	180,544
Valero Energy Corp.	1,631	115,328
Veeva Systems, Inc., Class A (a)	12,887	371,790
Ventas, Inc. (b)	303	17,098
VeriSign, Inc. (a)(b)	769	67,180
Verizon Communications, Inc.	20,935	968,523
Vertex Pharmaceuticals, Inc. (a)	526	66,187
Visa, Inc., Class A	8,519	660,648
VMware, Inc., Class A (a)	1,594	90,173
Vornado Realty Trust (b)	165	16,493
WABCO Holdings, Inc. (a)	2,325	237,755

Common Stocks		Shares	Value
United States (continued)
Walgreens Boots Alliance, Inc.		4,595	$391,287
Wal-Mart Stores, Inc.		10,461	641,259
WEC Energy Group, Inc.		236	12,109
Wells Fargo & Co. (d)		22,984	1,249,410
Welltower, Inc.		358	24,355
Western Digital Corp.		1,106	66,415
WestRock Co.		5,196	237,042
Weyerhaeuser Co.		487	14,600
Whirlpool Corp.		1,784	262,016
Whiting Petroleum Corp. (a)(b)		22,405	211,503
Whole Foods Market, Inc. (b)		3,755	125,793
Williams Cos., Inc.		720	18,504
Williams-Sonoma, Inc.		788	46,027
Wyndham Worldwide Corp. (b)		575	41,774
Xcel Energy, Inc.		398	14,292
Yahoo!, Inc. (a)		3,526	117,275
Zoetis, Inc.		3,642	174,525

			63,730,040
Total Common Stocks — 53.1%			122,041,496

Corporate Bonds		Par (000)
Argentina — 0.0%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (c)	USD	25	24,000
Australia — 0.2%
TFS Corp. Ltd., 11.00%, 7/15/18 (c)		383	398,320
Canada — 0.1%
First Quantum Minerals Ltd.:
6.75%, 2/15/20		57	36,765
7.00%, 2/15/21		238	149,345

			186,110
Chile — 0.1%
Banco Santander Chile, 2.33%, 6/07/18 (c)(f)		265	265,000
Inversiones Alsacia SA, 8.00%, 12/31/18 (c)		167	48,368

			313,368
China — 0.1%
Alibaba Group Holding Ltd., 3.13%, 11/28/21		200	193,975
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (a)(g)(h)	SGD	400	2,821
China Milk Products Group Ltd., 0.00%, 1/05/12 (a)(g)(h)	USD	300	3,000
SINA Corp., 1.00%, 12/01/18 (g)		136	131,410

			331,206
France — 0.2%
BNP Paribas SA, 2.40%, 12/12/18		362	364,846
Germany — 0.1%
Deutsche Bank AG, 1.88%, 2/13/18		145	143,767
India — 0.2%
REI Agro Ltd.:
5.50%, 11/13/14 (a)(c)(g)(h)		220	1,100
5.50%, 11/13/14 (a)(g)(h)		152	760
Suzlon Energy Ltd., 3.25%, 7/16/19 (c)(g)(i)		412	506,760

			508,620
Italy — 0.2%
Intesa Sanpaolo SpA, 3.88%, 1/15/19		300	308,888

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	55

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Corporate Bonds		Par (000)	Value
Telecom Italia SpA, 5.30%, 5/30/24 (c)	USD	200	$197,500

			506,388
Japan — 0.1%
Sumitomo Mitsui Banking Corp., 2.45%, 1/10/19		250	250,892
Luxembourg — 0.2%
Intelsat Jackson Holdings SA, 7.50%, 4/01/21		172	149,640
Telecom Italia Finance SA, 6.13%, 11/15/16 (c)(g)	EUR	200	320,158

			469,798
Mexico — 0.1%
Trust F/1401, 5.25%, 12/15/24 (c)	USD	200	198,500
Netherlands — 0.1%
Bio City Development Co. BV, 8.00%, 7/06/18 (a)(c)(g)(h)		800	338,800
Singapore — 0.3%
CapitaLand Ltd.:
2.10%, 11/15/16 (g)	SGD	250	175,215
1.95%, 10/17/23 (c)(g)		250	180,284
Global Logistic Properties Ltd., 3.88%, 6/04/25	USD	382	373,121

			728,620
Spain — 0.2%
Telefonica Participaciones SAU, 4.90%, 9/25/17 (g)	EUR	300	310,540
Telefonica SA, 6.00%, 7/24/17 (g)		100	135,486

			446,026
Switzerland — 0.1%
UBS Group Funding Jersey Ltd., 4.13%, 9/24/25 (c)	USD	200	199,793
United Arab Emirates — 0.2%
Dana Gas Sukuk Ltd., 7.00%, 10/31/17 (c)(g)		463	398,533
United Kingdom — 0.2%
Delta Topco Ltd. (Acquired 5/02/12-1/02/15, cost $346,165), 10.00%, 11/24/60 (e)		341	341,809
United States — 3.7%
AbbVie, Inc., 2.50%, 5/14/20		250	247,487
Actavis Funding SCS, 3.00%, 3/12/20		203	202,839
AliphCom (Acquired 11/11/15, cost $48,000), 12.00%, 4/28/20 (e)(f)(g)		48	68,112
AliphCom (Acquired 4/27/15-7/21/15, cost $945,000), 12.00%, 4/28/20 (e)(f)(g)		945	1,343,790
Ally Financial, Inc.:
2.75%, 1/30/17		184	183,540
3.50%, 1/27/19		126	124,267
American Tower Corp., 3.40%, 2/15/19		60	61,547
AT&T Inc.:
2.38%, 11/27/18		302	304,058
3.00%, 6/30/22		495	483,129
Bank of America Corp.:
2.00%, 1/11/18		171	170,782
1.33%, 3/22/18 (f)		99	99,318
6.88%, 4/25/18		117	129,081
Series L, 2.60%, 1/15/19		116	116,378
BioMarin Pharmaceutical, Inc.:
0.75%, 10/15/18 (g)		51	65,471
1.50%, 10/15/20 (g)		51	68,149

Corporate Bonds		Par (000)	Value
Cablevision Systems Corp., 5.88%, 9/15/22	USD	71	$60,350
Capital One Bank USA NA, 2.15%, 11/21/18		250	247,846
Chesapeake Energy Corp., 8.00%, 12/15/22 (c)		72	35,280
Citigroup, Inc., 1.80%, 2/05/18		347	345,672
Cobalt International Energy, Inc.:
2.63%, 12/01/19 (g)		280	156,975
3.13%, 5/15/24 (g)		349	182,353
eBay, Inc., 2.20%, 8/01/19		82	81,068
Edgewell Personal Care Co.:
4.70%, 5/19/21		70	70,631
4.70%, 5/24/22		44	43,679
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		200	210,079
Forest Laboratories LLC:
4.38%, 2/01/19 (c)		149	156,089
5.00%, 12/15/21 (c)		110	119,526
General Electric Capital Corp., 5.55%, 5/04/20		96	108,579
General Motors Financial Co., Inc., 3.50%, 7/10/19		184	184,616
Gilead Sciences, Inc., Series D, 1.63%, 5/01/16 (g)		89	397,663
Hewlett Packard Enterprise Co., 2.85%, 10/05/18 (c)		452	451,748
HSBC USA, Inc., 1.63%, 1/16/18		162	161,198
Hughes Satellite Systems Corp., 7.63%, 6/15/21		58	61,480
Hyundai Capital America, 2.00%, 3/19/18 (c)		85	83,990
JPMorgan Chase & Co., 4.35%, 8/15/21		102	108,552
Medtronic, Inc., 3.15%, 3/15/22		275	278,002
Morgan Stanley, 7.30%, 5/13/19		100	114,871
Mylan, Inc., 2.55%, 3/28/19		165	162,841
QUALCOMM, Inc., 3.00%, 5/20/22		405	400,941
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23		112	98,280
Take-Two Interactive Software, Inc., 1.75%, 12/01/16 (g)		108	197,235
Twitter, Inc., 1.00%, 9/15/21 (g)		108	90,247
Volkswagen Group of America Finance LLC, 2.45%, 11/20/19		200	191,704
Xerox Corp., 6.35%, 5/15/18		77	82,321

			8,551,764
Total Corporate Bonds — 6.4%			14,701,160

Floating Rate Loan Interests (f)
Canada — 0.1%
Novelis, Inc., Initial Term Loan, 4.00%, 6/02/22		109	104,134
Cyprus — 0.0%
Drillships Ocean Ventures, Inc., Term Loan, 5.50%, 7/25/21		98	45,730
Ireland — 0.1%
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, 3.42%, 2/27/21		244	241,070
Luxembourg — 0.1%
Endo Luxembourg Finance Co. I S.à r.l., 2015 Incremental Term B Loan, 3.75%, 9/26/22		190	187,230

See Notes to Financial Statements.

56	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Floating Rate Loan Interests		Par (000)	Value
Mallinckrodt International Finance SA, Initial Term B Loan, 3.25%, 3/19/21	USD	68	$65,779

			253,009
Netherlands — 0.1%
Promontoria Blue Holding 2 BV, Mezzanine Loan, 7.00%, 4/17/20	EUR	307	332,042
Norway — 0.0%
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan, 6.00%, 3/31/21	USD	147	58,204
United States — 0.7%
Calpine Corp., Term Loan, 3.50%, 5/27/22		194	184,615
Fieldwood Energy LLC, Closing Date Loan (Second Lien), 8.38%, 9/30/20		202	30,250
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		533	531,525
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan, 4.00%, 2/21/21		196	80,846
Sheridan Investment Partners II LP, Senior Secured Term Loan, 4.25%, 12/16/20		292	165,807
Sheridan Production Partners II-A LP, Senior Secured Term Loan, 4.25%, 12/16/20		41	23,062
Sheridan Production Partners II-M LP, Senior Secured Term Loan, 4.25%, 12/16/20		15	8,602
Univar USA, Inc., Initial Dollar Term Loan, 4.25%, 7/01/22		185	178,258
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20		304	297,295

			1,500,260
Total Floating Rate Loan Interests — 1.1%			2,534,449

Foreign Agency Obligations
Argentina — 0.2%
YPF SA:
8.88%, 12/19/18 (c)		156	157,755
8.50%, 7/28/25 (c)		445	423,863

			581,618
Brazil — 0.0%
Petrobras Global Finance BV, 2.43%, 1/15/19 (f)		46	34,960
Mexico — 0.2%
Petroleos Mexicanos:
5.75%, 3/01/18		165	171,765
3.50%, 7/23/20 (c)		228	215,802

			387,567
South Korea — 0.1%
Export-Import Bank of Korea, 2.63%, 12/30/20		252	251,686
Total Foreign Agency Obligations — 0.5%			1,255,831

Foreign Government Obligations
Argentina — 0.2%
Republic of Argentina, 8.75%, 5/07/24		482	514,381

Foreign Government Obligations		Par (000)	Value
Brazil — 0.4%
Federative Republic of Brazil:
6.00%, 1/17/17	USD	200	$205,500
Series F, 10.00%, 1/01/21	BRL	4	709,651

			915,151
Colombia — 0.1%
Republic of Colombia, 7.38%, 1/27/17	USD	201	211,050
Hungary — 0.5%
Republic of Hungary:
6.38%, 3/29/21		512	583,680
5.50%, 6/24/25	HUF	126,100	507,631

			1,091,311
Indonesia — 0.4%
Republic of Indonesia:
6.88%, 1/17/18 (c)	USD	200	216,908
8.25%, 7/15/21	IDR	7,950,000	562,515
8.38%, 3/15/24		884,000	62,349

			841,772
Italy — 0.6%
Republic of Italy:
2.50%, 12/01/24	EUR	302	356,445
1.50%, 6/01/25		1,060	1,152,733

			1,509,178
Japan — 0.2%
Government of Japan (2 Year Issue), 0.10%, 3/15/17	JPY	51,850	432,193
Mexico — 0.6%
United Mexican States:
5.95%, 3/19/19	USD	74	82,140
6.50%, 6/10/21	MXN	219	1,316,672

			1,398,812
Poland — 0.6%
Republic of Poland:
5.25%, 10/25/20	PLN	2,251	652,177
5.75%, 10/25/21		1,107	332,355
3.25%, 7/25/25		1,543	404,571

			1,389,103
United Kingdom — 1.1%
United Kingdom Gilt, 2.00%, 9/07/25	GBP	1,724	2,555,452
Total Foreign Government Obligations — 4.7%			10,858,403

Investment Companies		Shares
ETFS Gold Trust (a)(j)		5,694	589,329
ETFS Physical Palladium Shares (a)(j)		1,649	89,326
ETFS Physical Platinum Shares (a)(j)		1,392	119,476
iShares Gold Trust (a)(j)(k)		55,980	572,676
SPDR Gold Shares (a)(j)		6,994	709,611
Total Investment Companies — 0.9%			2,080,418

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	57

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 0.1%
Logistics UK PLC, Series 2015-1A, Class F, 4.20%, 8/20/25 (c)(f)	GBP	140	$197,226

Preferred Securities
Capital Trusts
Germany — 0.0%
Deutsche Bank Capital Funding Trust VII, 5.63% (c)(f)(l)	USD	25	25,033
Netherlands — 0.1%
ING Groep NV, 6.00% (f)(l)		200	200,000
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (f)		174	179,220
United Kingdom — 0.5%
HSBC Holdings PLC, 6.38% (f)(l)		435	429,563
Lloyds Bank PLC, 13.00% (f)(l)	GBP	255	649,620
Standard Chartered PLC, 6.50% (c)(f)(l)	USD	200	193,236

			1,272,419
United States — 1.1%
American Express Co., Series C, 4.90% (f)(l)		129	122,550
Citigroup, Inc.:
5.95% (f)(l)		94	91,979
Series O, 5.88% (f)(l)		239	237,207
General Electric Capital Corp., 6.38%, 11/15/67 (f)		136	142,025
General Electric Co., 4.10% (f)(l)		236	235,410
Goldman Sachs Group, Inc.:
Series L, 5.70% (f)(l)		205	203,719
Series M, 5.38% (f)(l)		208	206,700
Intel Corp., 3.25%, 8/01/39 (g)		71	118,082
JPMorgan Chase & Co.:
Series Q, 5.15% (f)(l)		236	223,020
Series X, 6.10% (f)(l)		455	457,321
Morgan Stanley, Series H, 5.45% (f)(l)		151	147,414
NBCUniversal Enterprise, Inc., 5.25% (c)(l)		100	106,000
USB Capital IX, 3.50% (f)(l)		175	134,750

			2,426,177
Total Capital Trusts – 1.8%			4,102,849

Preferred Stocks		Shares
Brazil — 0.0%
Cia Brasileira de Distribuicao, Preference Shares, 0.00%		3,478	36,800
Germany — 0.2%
Henkel AG & Co. KGaA, Preference Shares, 0.00%		1,937	216,174
Volkswagen AG, Preference Shares, 0.00%		2,493	359,940

			576,114
Ireland — 0.3%
Allergan PLC, Series A, 5.50%		641	660,345
Israel — 0.3%
Teva Pharmaceutical Industries Ltd., 7.00%		589	599,224
South Korea — 0.1%
Samsung Electronics Co. Ltd., Preference Shares, 0.00%		167	154,373

Preferred Stocks		Shares	Value
United Kingdom — 0.1%
HSBC Holdings PLC, Series 2, 8.00%		4,828	$125,866
Royal Bank of Scotland Group PLC, Series T, 7.25%		4,665	120,590

			246,456
United States — 1.8%
American Tower Corp., Series A, 5.25% (g)		1,070	109,418
Anthem, Inc., 5.25% (g)		5,931	273,123
Cliffs Natural Resources, Inc., 7.00% (g)		3,934	5,704
Crown Castle International Corp., Series A, 4.50% (g)		2,769	295,702
Dominion Resources, Inc., 6.38% (g)		2,270	109,142
Domo, Inc., Series D-2 (Acquired 4/01/15-7/06/15, cost $380,451), 0.00% (a)(e)		45,122	380,699
Dropbox, Inc., Series C (Acquired 1/28/14, cost $695,990), 0.00% (a)(e)		36,437	444,531
Forestar Group, Inc., 6.00% (g)		4,750	73,016
Grand Rounds, Inc., Series C (Acquired 3/31/15, cost $127,944), 0.00% (a)(e)		46,081	131,718
Lookout, Inc., Series F (Acquired 9/19/14-10/22/14, cost $243,061), 0.00% (a)(e)		21,278	243,061
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $272,246), 0.00% (a)(e)		44,412	505,409
U.S. Bancorp:
Series F, 6.50% (b)(f)		4,518	129,667
Series G, 6.00% (f)		3,150	84,483
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $418,728), 0.00% (a)(e)		26,992	1,316,459
Wells Fargo & Co., Series L, 7.50% (g)		84	97,524

			4,199,656
Total Preferred Stocks — 2.8%			6,472,968

Trust Preferreds
United States — 0.5%
Citigroup Capital XIII, 7.88%, 10/30/40 (f)		7,916	205,737
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (f)		10,664	270,439
RBS Capital Funding Trust V, Series E, 5.90% (l)		6,896	169,228
RBS Capital Funding Trust VII, Series G, 6.08% (l)		8,172	203,728
Welltower, Inc., Series I, 6.50% (g)(l)		4,039	246,015
Total Trust Preferreds — 0.5%			1,095,147
Total Preferred Securities — 5.1%			11,670,964

Rights
Italy — 0.0%
Unione di Banche Italiane SCpA (Expires 12/01/16, Strike Price EUR 2.50)		2,000	–

U.S. Government Sponsored Agency Securities		Par (000)
Mortgage-Backed Securities — 0.4%
Fannie Mae Mortgage-Backed Securities, 3.00%, 1/01/46 (m)	USD	870	870,008

See Notes to Financial Statements.

58	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/20	USD	254	$ 250,333
0.25%, 1/15/25		104	99,475
0.38%, 7/15/25		1,477	1,429,521
U.S. Treasury Notes:
0.38%, 3/15/16 (j)		3,950	3,950,924
1.75%, 3/31/22-9/30/22		2,324	2,282,175
1.88%, 8/31/22-10/31/22		2,538	2,507,524
2.00%, 2/15/25-8/15/25		6,931	6,759,506
2.13%, 5/15/25 (n)		1,918	1,892,680
Total U.S. Treasury Obligations — 8.4%			19,172,138

Warrants		Shares
Australia — 0.0%
TFS Corp. Ltd. (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		124,320	41,036
Total Long-Term Investments (Cost — $190,973,139) — 80.7%			185,423,129

Short-Term Securities
Foreign Agency Obligations (o)		Par (000)
Japan Treasury Discount Bill:
0.03%, 1/13/16	JPY	100,000	831,969
0.01%, 1/25/16		100,000	831,978
0.05%, 2/10/16		120,000	998,396
0.04%, 2/22/16		110,000	915,202
0.05%, 2/29/16		250,000	2,080,010
0.06%, 3/07/16		250,000	2,080,018
0.10%, 3/14/16		130,000	1,081,614
0.02%, 3/22/16		160,000	1,331,222
Mexico Cetes:
2.03%, 1/07/16	MXN	623	361,096
3.13%, 2/18/16		375	216,450
3.25%, 3/31/16		420	241,694
3.27%, 4/14/16		770	442,485
Total Foreign Agency Obligations — 5.0%			11,412,134

Money Market Funds		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (k)(p)		661,486	661,486
		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.39% (k)(p)(q)	USD	4,986	4,986,152
Total Money Market Funds — 2.5%			5,647,638

Time Deposits		Par (000)	Value
United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.08%, 1/01/16	GBP	13	$ 13,334
United States — 0.0%
Brown Brothers Harriman & Co., 0.25%, 1/01/16	USD	14	14,141
Total Time Deposits — 0.0%			27,475

U.S. Treasury Obligations
U.S. Treasury Bills (o):
0.12%, 1/14/16		2,861	2,860,911
0.07%, 1/28/16-4/14/16		12,029	12,025,355
0.09%, 2/11/16		1,000	999,861
0.20%, 2/18/16		12,000	11,998,320
0.10%, 3/03/16		2,000	1,999,648
0.13%, 3/24/16		2,777	2,775,906
Total U.S. Treasury Obligations — 14.2%			32,660,001
Total Short-Term Securities (Cost — $49,589,228) — 21.7%			49,747,248

Options Purchased
(Cost — $1,916,117) — 0.6%			1,277,915
Total Investments Before Investments Sold Short and Options Written
(Cost — $242,478,484) — 103.0%			236,448,292

Investments Sold Short		Shares
Aeon Co. Ltd.		7,700	(118,639)
Autoliv, Inc.		918	(114,539)
Avery Dennison Corp.		141	(8,835)
Franklin Resources, Inc.		2,456	(90,430)
Gentex Corp.		6,943	(111,157)
T. Rowe Price Group, Inc.		1,331	(95,153)
Waddell & Reed Financial, Inc., Class A		2,452	(70,274)
Total Investments Sold Short (Proceeds — $622,421) — (0.3)%			(609,027)

Options Written
(Premiums Received — $995,473) — (0.4)%			(910,925)

Total Investments Net of Investments Sold Short and Options Written — 102.3%			234,928,340
Liabilities in Excess of Other Assets — (2.3)%			(5,279,476)

Net Assets — 100.0%			$229,648,864

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(e)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $4,954,040 and an original cost of $3,722,226 which was 2.2% of its net assets.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	59

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

(f)	Variable rate security. Rate as of period end.

(g)	Convertible security.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(j)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

(k)	During the year ended December 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2014	Shares/Beneficial Interest Purchased	Shares Sold	Shares/Beneficial Interest Held at December 31, 2015	Value at December 31, 2015	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	410,233	251,253[1]	—	661,486	$661,486	$2,146		$48
BlackRock Liquidity Series, LLC, Money Market Series	$785,664	$4,200,488[1]	—	$4,986,152	$4,986,152	$47,061	[2]	—
iShares Gold Trust	53,697	2,283	—	55,980	$572,676	—		—

[1]	Represents net shares/beneficial interest purchased.
[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(l)	Perpetual security with no stated maturity date.

(m)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$870,008	$(196)

(n)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(o)	Rates are discount rates or a range of discount rates at the time of purchase.

(p)	Current yield as of period end.

(q)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(10)	Euro STOXX 50 Index	March 2016	USD	356,673	$ (4,648)
(3)	FTSE 100 Index	March 2016	USD	274,114	(10,132)
(37)	Mini MSCI Emerging Markets Index Futures	March 2016	USD	1,456,875	(21,365)
(5)	NASDAQ 100 E-Mini Index	March 2016	USD	458,775	(1,344)
(3)	Nikkei 225 Yen Index	March 2016	USD	234,120	7,541
(16)	Russell 2000 Mini Index	March 2016	USD	1,810,400	(978)
(42)	S&P 500 E-Mini Index	March 2016	USD	4,274,340	(24,256)
13	TOPIX Index	March 2016	USD	1,673,739	(1,485)
Total					$(56,667)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	96,701,000	USD	801,693	JPMorgan Chase Bank N.A.	1/07/16	$2,963
USD	784,853	JPY	96,701,000	JPMorgan Chase Bank N.A.	1/07/16	(19,802)
USD	144,688	MXN	2,490,000	HSBC Bank USA N.A.	1/07/16	285
USD	219,545	MXN	3,736,990	Morgan Stanley Capital Services LLC	1/07/16	2,826
USD	466,366	SGD	665,000	HSBC Bank USA N.A.	1/07/16	(2,520)
JPY	27,939,000	USD	229,203	Credit Suisse International	1/08/16	3,285
JPY	35,351,000	USD	289,709	Credit Suisse International	1/08/16	4,455
USD	513,182	JPY	63,290,000	Credit Suisse International	1/08/16	(13,469)
USD	209,040	MXN	3,515,000	Deutsche Bank AG	1/08/16	5,210
USD	209,237	MXN	3,518,000	Deutsche Bank AG	1/08/16	5,233

See Notes to Financial Statements.

60	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	228,499	SGD	326,000	Deutsche Bank AG	1/08/16	$(1,352)
EUR	341,000	USD	373,139	Deutsche Bank AG	1/11/16	(2,453)
EUR	737,000	USD	807,811	Goldman Sachs International	1/11/16	(6,651)
USD	238,430	BRL	899,000	Citibank N.A.	1/11/16	12,108
USD	224,615	BRL	845,000	Deutsche Bank AG	1/11/16	11,887
USD	814,460	EUR	737,000	Goldman Sachs International	1/11/16	13,299
USD	817,916	JPY	100,000,000	Morgan Stanley Capital Services LLC	1/13/16	(14,298)
EUR	110,000	USD	120,139	Citibank N.A.	1/14/16	(554)
EUR	221,000	USD	242,134	Credit Suisse International	1/14/16	(1,877)
EUR	216,000	USD	235,717	Goldman Sachs International	1/14/16	(895)
JPY	61,680,000	USD	505,336	Morgan Stanley Capital Services LLC	1/14/16	7,985
USD	572,971	AUD	797,000	JPMorgan Chase Bank N.A.	1/14/16	(7,390)
USD	580,000	CAD	796,015	Morgan Stanley Capital Services LLC	1/14/16	4,702
USD	509,630	JPY	61,680,000	Morgan Stanley Capital Services LLC	1/14/16	(3,691)
USD	409,412	BRL	1,559,000	Goldman Sachs International	1/15/16	17,509
USD	239,262	SGD	337,000	Morgan Stanley Capital Services LLC	1/15/16	1,715
EUR	219,000	USD	235,440	Deutsche Bank AG	1/21/16	2,685
JPY	28,406,000	USD	232,846	Citibank N.A.	1/21/16	3,594
USD	554,306	JPY	67,989,000	Citibank N.A.	1/21/16	(11,605)
USD	235,337	MXN	3,901,000	Citibank N.A.	1/21/16	9,343
USD	579,000	MXN	10,089,828	Credit Suisse International	1/21/16	(5,528)
EUR	219,000	USD	238,477	Citibank N.A.	1/22/16	(345)
USD	232,204	MYR	990,000	Credit Suisse International	1/22/16	2,006
USD	843,562	JPY	100,000,000	Goldman Sachs International	1/25/16	11,133
USD	465,880	KRW	532,641,000	Credit Suisse International	1/25/16	11,944
USD	567,640	KRW	647,450,000	Deutsche Bank AG	1/25/16	15,859
USD	139,145	AUD	194,000	Morgan Stanley Capital Services LLC	1/28/16	(2,022)
USD	215,128	BRL	845,000	Deutsche Bank AG	1/28/16	3,714
USD	216,003	IDR	3,097,487,000	Credit Suisse International	1/28/16	(7,110)
EUR	656,000	USD	694,593	Credit Suisse International	1/29/16	18,840
EUR	1,079,000	USD	1,143,326	Goldman Sachs International	1/29/16	30,141
USD	608,406	EUR	560,000	Goldman Sachs International	1/29/16	(622)
USD	516,159	JPY	63,374,000	Deutsche Bank AG	1/29/16	(11,430)
USD	969,701	JPY	120,000,000	Deutsche Bank AG	2/10/16	(29,549)
USD	481,067	BRL	1,851,000	Morgan Stanley Capital Services LLC	2/16/16	20,470
USD	218,925	MXN	3,745,660	BNP Paribas S.A.	2/18/16	2,371
USD	894,309	JPY	110,000,000	Deutsche Bank AG	2/22/16	(21,899)
USD	2,032,752	JPY	250,000,000	Morgan Stanley Capital Services LLC	2/29/16	(49,841)
USD	2,042,317	JPY	250,000,000	Credit Suisse International	3/07/16	(40,872)
USD	559,490	KRW	659,779,000	Morgan Stanley Capital Services LLC	3/09/16	(2,311)
USD	228,317	CLP	163,121,000	Goldman Sachs International	3/10/16	(34)
USD	1,057,943	JPY	130,000,000	HSBC Bank USA N.A.	3/14/16	(25,626)
USD	574,000	CNH	3,803,324	Deutsche Bank AG	3/15/16	1,303
USD	1,323,775	JPY	160,000,000	JPMorgan Chase Bank N.A.	3/22/16	(10,285)
USD	251,121	MXN	4,200,000	Goldman Sachs International	3/31/16	9,032
USD	458,170	MXN	7,700,000	JPMorgan Chase Bank N.A.	4/14/16	14,769
USD	116,519	TWD	3,823,000	Credit Suisse International	5/12/16	(109)
USD	236,851	TWD	7,786,000	Deutsche Bank AG	5/12/16	(676)
USD	626,000	CNH	4,162,305	Goldman Sachs International	5/17/16	3,111

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	61

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	494,000	CNH	3,280,061	Goldman Sachs International	5/17/16	$3,139
USD	585,248	CNH	3,803,000	Deutsche Bank AG	11/04/16	23,205
Total						$(14,695)

Exchange-Traded Options Purchased
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Amazon.com, Inc.	Call	1/15/16	USD	580.00	1	$9,680
SPDR Gold Trust ETF[1]	Call	1/15/16	USD	111.00	92	276
Salesforce.com, Inc.	Call	3/18/16	USD	80.00	5	1,962
SPDR Gold Trust ETF[1]	Call	3/18/16	USD	114.00	118	3,186
SPDR Gold Trust ETF[1]	Call	3/18/16	USD	113.00	68	2,108
Total						$17,212

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

OTC Options Purchased
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Abbott Laboratories	Call	Citibank N.A.	1/15/16	USD	49.00	12,800	$73
Activision Blizzard, Inc.	Call	Deutsche Bank AG	1/15/16	USD	19.00	12,901	281,242
Gilead Sciences, Inc.	Call	Citibank N.A.	1/15/16	USD	95.00	2,600	17,550
Goldman Sachs Group, Inc.	Call	Deutsche Bank AG	1/15/16	USD	220.00	1,900	133
		Morgan Stanley & Co.
Ingersoll-Rand PLC	Call	International PLC	1/15/16	USD	63.50	4,045	3
International Business Machines Corp.	Call	Barclays Bank PLC	1/15/16	USD	182.00	2,550	—
International Business Machines Corp.	Call	Deutsche Bank AG	1/15/16	USD	182.00	2,551	—
Merck & Co., Inc.	Call	Goldman Sachs International	1/15/16	USD	59.00	25,524	13
		Morgan Stanley & Co.
S&P 500 Index	Call	International PLC	1/15/16	USD	2,100.00	293	952
		Morgan Stanley & Co.
S&P 500 Index	Call	International PLC	2/19/16	USD	2,150.00	293	1,216
Morgan Stanley Japan Custom Index		Morgan Stanley & Co.
	Call	International PLC	3/11/16	JPY	148.58	443,560	20,427
Morgan Stanley Japan Custom Index		Morgan Stanley & Co.
	Call	International PLC	3/11/16	JPY	155.62	114,093	5,928
Baxter International, Inc.	Call	Goldman Sachs International	3/18/16	USD	72.75	5,033	29,959
		Morgan Stanley & Co.
S&P 500 Index	Call	International PLC	3/18/16	USD	2,200.00	293	762
United Continental Holdings, Inc.		Morgan Stanley & Co.
	Call	International PLC	3/18/16	USD	60.00	295	729
TOPIX Index	Call	Citibank N.A.	4/08/16	JPY	1,625.00	94,713	17,390
Johnson & Johnson	Call	Goldman Sachs International	4/15/16	USD	103.00	25,184	80,745
Bank of New York Mellon Corp.	Call	Deutsche Bank AG	5/20/16	USD	46.00	18,800	10,311
Gilead Sciences, Inc.	Call	Deutsche Bank AG	5/20/16	USD	99.00	2,440	19,200
Goldman Sachs Group, Inc.	Call	Deutsche Bank AG	5/20/16	USD	220.00	4,500	3,281
KeyCorp	Call	Deutsche Bank AG	5/20/16	USD	15.75	25,066	3,963
Morgan Stanley	Call	Deutsche Bank AG	5/20/16	USD	40.75	18,800	2,395
SunTrust Banks, Inc.	Call	Deutsche Bank AG	5/20/16	USD	45.50	18,800	22,138
Teva Pharmaceutical Industries Ltd.	Call	Deutsche Bank AG	5/20/16	USD	63.50	5,000	24,849
Wells Fargo & Co.	Call	Deutsche Bank AG	5/20/16	USD	59.00	18,800	23,858
TOPIX Index	Call	Citibank N.A.	6/10/16	JPY	1,675.00	80,641	14,377

See Notes to Financial Statements.

62	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
TOPIX Index	Call	Morgan Stanley & Co. International PLC	6/10/16	JPY	1,675.00	42,800	$ 7,630
STOXX Europe 600 Index	Call	JPMorgan Chase Bank N.A.	6/17/16	EUR	380.00	1,582	14,566
STOXX Europe 600 Index	Call	Credit Suisse International	9/16/16	EUR	375.00	1,951	32,692
Taiwan Stock Exchange Weighted Index	Call	Citibank N.A.	9/21/16	TWD	9,000.77	2,200	. 9,453
MetLife, Inc.	Call	UBS AG	1/20/17	USD	50.00	3,834	14,487
MetLife, Inc.	Call	UBS AG	1/20/17	USD	52.50	3,500	9,938
Prudential Financial, Inc.	Call	Morgan Stanley & Co. International PLC	1/20/17	USD	87.50	4,300	18,376
EURO STOXX 50 Index	Call	Morgan Stanley & Co. International PLC	3/17/17	EUR	3,450.00	181	30,847
STOXX Europe 600 Index	Call	Credit Suisse International	3/17/17	EUR	355.61	1,670	49,726
QUALCOMM, Inc.	Call	Deutsche Bank AG	5/19/17	USD	52.50	7,571	35,729
EURO STOXX 50 Index	Call	Citibank N.A.	6/16/17	EUR	3,500.00	168	27,495
EURO STOXX 50 Index	Call	Bank of America N.A.	9/15/17	EUR	3,600.00	181	27,977
STOXX Europe 600 Index	Call	JPMorgan Chase Bank N.A.	9/15/17	EUR	372.06	1,076	26,603
Taiwan Capitalization Weighted Stock Index	Call	Morgan Stanley & Co. International PLC	9/20/17	TWD	9,000.00	1,949	20,460
EURO STOXX 50 Index	Call	Barclays Bank PLC	12/15/17	EUR	3,500.00	185	38,496
Taiwan Capitalization Weighted Stock Index	Call	Morgan Stanley & Co. International PLC	12/20/17	TWD	9,000.00	1,987	21,188
Nikkei 225 Index	Call	Goldman Sachs International	3/09/18	JPY	21,968.28	5,319	41,687
EURO STOXX 50 Index	Call	Goldman Sachs International	3/16/18	EUR	3,500.00	154	33,287
EURO STOXX 50 Index	Call	UBS AG	6/15/18	EUR	3,600.00	74	14,076
EURO STOXX 50 Index	Call	Deutsche Bank AG	9/21/18	EUR	3,426.55	77	20,777
Russell 2000 Index	Put	Credit Suisse International	1/15/16	USD	1,150.00	427	10,739
Russell 2000 Index	Put	Société Générale	1/15/16	USD	1,135.00	281	4,889
S&P 500 Index	Put	UBS AG	1/15/16	USD	2,000.00	596	7,480
Ibovespa Brasil Sao Paulo Stock Exchange Index	Put	BNP Paribas S.A.	2/17/16	BRL	46,600.00	13	10,364
Ibovespa Brasil Sao Paulo Stock Exchange Index	Put	Goldman Sachs International	2/17/16	BRL	44,000.00	10	4,158
Ibovespa Brasil Sao Paulo Stock Exchange Index	Put	Morgan Stanley & Co. International PLC	2/17/16	BRL	47,000.00	15	13,104
Russell 2000 Index	Put	Bank of America N.A.	2/19/16	USD	1,110.00	987	22,849
S&P 500 Index	Put	BNP Paribas S.A.	2/19/16	USD	1,990.00	740	23,310
Gentex Corp.	Put	Morgan Stanley & Co. International PLC	3/18/16	USD	15.00	7,364	3,130
Gentex Corp.	Put	UBS AG	3/18/16	USD	15.00	2,436	1,035
Ibovespa Brasil Sao Paulo Stock Exchange Index	Put	Bank of America N.A.	8/17/16	BRL	51,369.43	31	47,878
Ibovespa Brasil Sao Paulo Stock Exchange Index	Put	Bank of America N.A.	8/17/16	BRL	49,122.00	13	15,828
Total							$1,241,748

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	63

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Goldman Sachs International	Call	2.05%	Receive	3-month LIBOR	1/19/16	USD	7,430	$ 8,642
2-Year Forward/1-Year Interest Rate Swap	Deutsche Bank AG	Call	1.80%	Receive	3-month LIBOR	5/13/16	USD	6,198	8,989
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.35%	Pay	6-month JPY LIBOR	1/25/16	JPY	112,455	—
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.35%	Pay	6-month JPY LIBOR	1/25/16	JPY	55,805	—
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.25%	Pay	6-month JPY LIBOR	7/29/16	JPY	64,600	240
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	6-month JPY LIBOR	4/04/18	JPY	64,546	1,084
Total									$18,955

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Amazon.com, Inc.	Call	1/15/2016	USD	660.00	1	$(2,378)
Kimberly Clark Corp.	Call	1/15/2016	USD	120.00	8	(6,720)
Salesforce.com, Inc.	Call	3/18/2016	USD	90.00	5	(465)
Kimberly Clark Corp.	Call	4/15/2016	USD	125.00	5	(2,950)
Total						$(12,513)

OTC Barrier Put Options Written

Description	Type of Options	Counterparty	Expiration Date	Strike Price		Barrier Price		Contracts	Value
		Goldman Sachs
Nikkei 225 Index	Down-and-In	International	3/09/18	JPY	17,974.04	JPY	14,978.37	5,319	$(78,851)
EURO STOXX 50 Index	Down-and-In	Deutsche Bank AG	9/21/18	EUR	2,586.07	EUR	2,165.83	77	(19,990)
Total									$(98,841)

OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Abbott Laboratories	Call	Citibank N.A.	1/15/16	USD	55.00	12,800	$ (384)
Activision Blizzard, Inc.	Call	Deutsche Bank AG	1/15/16	USD	24.00	12,901	(194,160)
Merck & Co., Inc.	Call	Goldman Sachs International	1/15/16	USD	65.00	25,524	(510)
United Continental Holdings, Inc.	Call	Citibank N.A.	1/15/16	USD	60.00	2,207	(1,148)
Ibovespa Brasil Sao Paulo Stock Exchange Index	Call	BNP Paribas S.A.	2/17/16	BRL	51,000.00	13	(177)
Ibovespa Brasil Sao Paulo Stock Exchange Index	Call	Morgan Stanley & Co. International PLC	2/17/16	BRL	51,500.00	15	(154)
Lloyds Banking Group PLC	Call	Goldman Sachs International	2/19/16	GBP	0.74	92,000	(2,477)
Russell 2000 Index	Call	Bank of America N.A.	2/19/16	USD	1,210.00	987	(3,529)
S&P 500 Index	Call	BNP Paribas S.A.	2/19/16	USD	2,115.00	740	(8,473)
Baxter International, Inc.	Call	Goldman Sachs International	3/18/16	USD	82.00	5,033	(7,856)
United Continental Holdings, Inc.	Call	Morgan Stanley & Co. International PLC	3/18/16	USD	70.00	295	(97)
Bank of New York Mellon Corp.	Call	Deutsche Bank AG	5/20/16	USD	51.25	18,800	(2,919)

See Notes to Financial Statements.

64	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Gilead Sciences, Inc.	Call	Deutsche Bank AG	5/20/16	USD	107.50	2,440	$ (9,689)
Goldman Sachs Group, Inc.	Call	Deutsche Bank AG	5/20/16	USD	245.00	4,500	(1,188)
KeyCorp	Call	Deutsche Bank AG	5/20/16	USD	17.90	25,066	(2,182)
Morgan Stanley	Call	Deutsche Bank AG	5/20/16	USD	46.00	18,800	(301)
SunTrust Banks, Inc.	Call	Deutsche Bank AG	5/20/16	USD	51.75	18,800	(5,205)
Teva Pharmaceutical Industries Ltd.	Call	Deutsche Bank AG	5/20/16	USD	73.00	5,000	(4,473)
Wells Fargo & Co.	Call	Deutsche Bank AG	5/20/16	USD	66.00	18,800	(1,077)
Ibovespa Brasil Sao Paulo Stock Exchange Index	Call	Bank of America N.A.	8/17/16	BRL	60,785.00	13	(1,119)
Ibovespa Brasil Sao Paulo Stock Exchange Index	Call	Bank of America N.A.	8/17/16	BRL	63,004.60	31	(1,705)
General Electric Co.	Call	Deutsche Bank AG	1/20/17	USD	32.50	19,470	(24,126)
MetLife, Inc.	Call	UBS AG	1/20/17	USD	57.50	3,500	(6,125)
MetLife, Inc.	Call	UBS AG	1/20/17	USD	55.00	3,834	(7,400)
Prudential Financial, Inc.	Call	Morgan Stanley & Co. International PLC	1/20/17	USD	93.50	4,300	(17,721)
QUALCOMM, Inc.	Call	Deutsche Bank AG	5/19/17	USD	70.00	7,571	(7,199)
Ingersoll-Rand PLC	Put	Morgan Stanley & Co. International PLC	1/15/16	USD	56.00	4,045	(5,206)
Mylan, Inc.	Put	Barclays Bank PLC	1/15/16	USD	60.00	1,850	(10,684)
Russell 2000 Index	Put	Credit Suisse International	1/15/16	USD	1,050.00	427	(651)
Russell 2000 Index	Put	Société Générale	1/15/16	USD	1,035.00	281	(274)
S&P 500 Index	Put	UBS AG	1/15/16	USD	1,850.00	596	(760)
Twitter, Inc.	Put	Citibank N.A.	1/15/16	USD	30.00	4,167	(28,544)
Russell 2000 Index	Put	Bank of America N.A.	2/19/16	USD	1,010.00	987	(5,527)
S&P 500 Index	Put	BNP Paribas S.A.	2/19/16	USD	1,885.00	740	(9,953)
Morgan Stanley Japan Custom Index	Put	Morgan Stanley & Co. International PLC	3/11/16	JPY	155.62	114,093	(3,648)
Morgan Stanley Japan Custom Index	Put	Morgan Stanley & Co. International PLC	3/11/16	JPY	148.58	443,560	(14,476)
United Continental Holdings, Inc.	Put	Morgan Stanley & Co. International PLC	3/18/16	USD	53.50	295	(643)
TOPIX Index	Put	Citibank N.A.	4/08/16	JPY	1,500.00	94,713	(30,668)
Gilead Sciences, Inc.	Put	Deutsche Bank AG	5/20/16	USD	90.00	2,440	(6,844)
Teva Pharmaceutical Industries Ltd.	Put	Deutsche Bank AG	5/20/16	USD	55.00	5,000	(5,308)
TOPIX Index	Put	Citibank N.A.	6/10/16	JPY	1,475.00	40,320	(16,476)
TOPIX Index	Put	Citibank N.A.	6/10/16	JPY	1,500.00	40,321	(19,457)
TOPIX Index	Put	Morgan Stanley & Co. International PLC	6/10/16	JPY	1,450.00	42,800	(14,761)
EURO STOXX 50 Index	Put	Goldman Sachs International	6/17/16	EUR	3,050.00	227	(33,113)
EURO STOXX 50 Index	Put	Morgan Stanley & Co. International PLC	6/17/16	EUR	3,150.00	227	(42,435)
Taiwan Stock Exchange Weighted Index	Put	Citibank N.A.	9/21/16	TWD	8,100.70	2,200	(35,850)
MetLife, Inc.	Put	UBS AG	1/20/17	USD	46.00	1,750	(8,618)
MetLife, Inc.	Put	UBS AG	1/20/17	USD	45.00	1,917	(7,504)
Prudential Financial, Inc.	Put	Morgan Stanley & Co. International PLC	1/20/17	USD	77.50	2,150	(16,986)
QUALCOMM, Inc.	Put	Deutsche Bank AG	5/19/17	USD	40.00	7,571	(23,235)
Taiwan Capitalization Weighted Stock Index	Put	Morgan Stanley & Co. International PLC	9/20/17	TWD	8,600.00	1,949	(66,718)
Taiwan Capitalization Weighted Stock Index	Put	Morgan Stanley & Co. International PLC	12/20/17	TWD	8,600.00	1,987	(75,089)
Total							$(794,822)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	65

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Goldman Sachs International	Call	1.80%	Pay	3-month LIBOR	1/19/16	USD	7,430	$ (209)
2-Year Forward/1-Year Interest Rate Swap	Deutsche Bank AG	Put	2.35%	Receive	3-month LIBOR	5/13/16	USD	6,198	(4,540)
Total									$(4,749)

Centrally Cleared Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.HY Series 25 Version 1	5.00%	12/20/20	USD	935	$(18,883)

Centrally Cleared Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 25 Version 1	1.00%	12/20/20	BBB+	USD	1,411	$(3,088)
iTraxx Crossover Series 24 Version 1	5.00%	12/20/20	B+	EUR	624	6,284
Total						$ 3,196

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
1.03%[1]	3-month LIBOR	N/A	3/11/17	USD 5,880	$(24,337)
0.75%[1]	3-month LIBOR	N/A	3/11/17	USD 2,027	332
1.08%[1]	3-month LIBOR	N/A	4/07/17	USD 13,120	(46,493)
0.77%[1]	3-month LIBOR	N/A	4/07/17	USD 2,015	2,281
1.88%[2]	3-month LIBOR	N/A	3/11/20	USD 2,420	39,908
1.95%[1]	3-month LIBOR	N/A	9/11/22	USD 1,240	(9,727)
1.64%[1]	3-month LIBOR	N/A	10/19/22	USD 1,240	19,922
1.83%[1]	3-month LIBOR	N/A	11/03/22	USD 1,240	5,817
2.22%[2]	3-month LIBOR	N/A	4/07/25	USD 2,630	30,809
1.55%[2]	6-month EURIBOR	10/20/20[3]	10/20/25	EUR 2,477	(13,207)
Total					$ 5,305

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Fund pays the floating rate and receives the fixed rate.
[3]	Forward swap.

OTC Currency Swaps

		Notional Amount (000)
Fund Pays	Fund Receives	Fund Pays		Fund Receives	Counterparty	Expiration Date	Value	Premiums Paid (Received)	Unrealized Appreciation
0.10%	1.23%	USD	431	JPY 51,850	Bank of America N.A.	3/15/2017	$507	—	$507

See Notes to Financial Statements.

66	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation
2.06%[1]	6-month WIBOR	Deutsche Bank AG	3/17/20	PLN	777	$3,550	—	$3,550
2.05%[1]	6-month WIBOR	Deutsche Bank AG	3/19/20	PLN	259	1,218	—	1,218
Total						$4,768	—	$4,768

[1]	Fund pays the floating rate and receives the fixed rate.

OTC Total Return Swaps

Reference Entity	Fixed Rate (Amount)/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)/Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Siloam International Hospitals	1-month LIBOR plus 0.50%[1]	Credit Suisse International	2/08/16	USD 66	$ 866	—	$ 866
SGX Nikkei Stock Average Dividend Point Index Future December 2015	JPY 13,175,000[2]	BNP Paribas S.A.	3/31/16	JPY 5[3]	26,166	—	26,166
SGX Nikkei Stock Average Dividend Point Index Future December 2015	JPY 13,400,000[2]	BNP Paribas S.A.	3/31/16	JPY 5[3]	24,294	—	24,294
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 13,925,000[2]	BNP Paribas S.A.	3/31/17	JPY 5[3]	37,023	—	37,023
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 14,175,000[2]	BNP Paribas S.A.	3/31/17	JPY 5[3]	34,943	—	34,943
EURO STOXX 50 Index Dividend Future December 2017	EUR 114,200[2]	BNP Paribas S.A.	12/15/17	EUR 10[3]	(4,999)	—	(4,999)
EURO STOXX 50 Index Dividend Future December 2017	EUR 115,273[2]	BNP Paribas S.A.	12/15/17	EUR 10[3]	(6,165)	—	(6,165)
EURO STOXX 50 Index Dividend Future December 2018	EUR 113,475[2]	BNP Paribas S.A.	12/21/18	EUR 10[3]	(7,797)	—	(7,797)
EURO STOXX 50 Index Dividend Future December 2018	EUR 67,800[2]	BNP Paribas S.A.	12/21/18	EUR 6[3]	(4,369)	—	(4,369)
EURO STOXX 50 Index Dividend Future December 2018	EUR 55,950[2]	BNP Paribas S.A.	12/21/18	EUR 5[3]	(3,043)	—	(3,043)
Total					$96,919	—	$96,919

[1]	Fund receives the total return of the reference entity and pays the floating rate. Net payment made at termination.

[2]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

[3]	Contract amount shown.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	67

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Transactions in Options Written for the Year Ended December 31, 2015

	Calls			Puts

		Notional (000)			Notional (000)
	Contracts	USD	Premiums Received	Contracts	EUR	USD	Premiums Received

Outstanding options, beginning of year	518,173	10,423	$420,841	1,132,104	—	—	$628,940
Options written	806,836	111,050	983,200	2,399,034	2,477	14,979	1,324,413
Options exercised	(56,260)	—	(131,670)	(40,116)	—	—	(115,152)
Options expired	(132,784)	(35,000)	(143,035)	(51,139)	—	—	(51,144)
Options closed	(832,506)	(79,043)	(783,719)	(2,617,874)	(2,477)	(8,781)	(1,137,201)

Outstanding options, end of year	303,459	7,430	$345,617	822,009	—	6,198	$649,856

As of December 31, 2015, the value of portfolio holdings subject to covered call options written was $4,836,915.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	$7,541	—	—	—	$7,541
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$280,121	—	—	280,121
Options purchased	Investments at value — unaffiliated[2]	—	—	1,258,960	—	$18,955	—	1,277,915
Swaps — centrally cleared	Net unrealized appreciation[1]	—	$6,284	—	—	99,069	—	105,353
Swaps — OTC	Unrealized appreciation on OTC swaps	—	—	123,292	—	5,275	—	128,567

Total		—	$6,284	$1,389,793	$280,121	$123,299	—	$1,799,497

Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	$64,208	—	—	—	$64,208
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$294,816	—	—	294,816
Options written	Options written, at value	—	—	906,176	—	$4,749	—	910,925
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$21,971	—	—	93,764	—	115,735
Swaps — OTC	Unrealized depreciation on OTC swaps	—	—	26,373	—	—	—	26,373

Total		—	$21,971	$996,757	$294,816	$98,513	—	$1,412,057

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended December 31, 2015, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	$1,178,709	—	—	—	$1,178,709
Foreign currency transactions	—	—	—	$3,214,635	—	—	3,214,635
Options purchased[3]	—	—	(451,345)	(124,135)	$(65,913)	—	(641,393)
Options written	—	—	763,440	—	27,636	—	791,076
Swaps	—	$117,363	(641)	—	145,111	—	261,833

Total	—	$117,363	$1,490,163	$3,090,500	$106,834	—	$4,804,860

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	$32,932	—	—	—	$32,932
Foreign currency translations	—	—	—	$(1,297,219)	—	—	(1,297,219)
Options purchased[3]	—	—	(1,197,636)	85,172	$(63,929)	—	(1,176,393)
Options written	—	—	488,277	—	46,315	—	534,592
Swaps	—	$(105,002)	34,175	—	(64,961)	—	(135,788)

Total	—	$(105,002)	$(642,252)	$(1,212,047)	$(82,575)	—	$(2,041,876)

[3]	Options purchased are included in the net realized gain (loss) from investments and the net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

68	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts - long	$2,737,052
Average notional value of contracts - short	$11,348,473
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$29,145,382
Average amounts sold - USD	$5,346,133
Options:
Average value of option contracts purchased	$2,270,972
Average value of option contracts written	$1,061,147
Average notional value of swaption contracts purchased	$29,476,570
Average notional value of swaption contracts written	$15,164,500
Credit default swaps:
Average notional value - buy protection	$437,250
Average notional value - sell protection	$1,719,871
Interest rate swaps:
Average notional value - pays fixed rate	$26,313,500
Average notional value - receives fixed rate	$10,816,121
Currency swaps:
Average notional value - pays	$431,000
Average notional value - receives	$429,893
Total return swaps:
Average notional value	$1,006,543

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments:
Financial futures contracts	$ 71,355		—
Forward foreign currency exchange contracts	280,121		$ 294,816
Options	1,277,915	[1]	910,925
Swaps - Centrally cleared	4,173		—
Swaps - OTC[2]	128,567		26,373

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,762,131		$1,232,114
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(92,740)		(12,513)

Total derivative assets and liabilities subject to an MNA	$1,669,391		$1,219,601

[1]

Includes options purchased at value which is included in Investments at value - unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	69

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$ 115,039	$ (11,880)	—	—	$103,159
Barclays Bank PLC	38,496	(10,684)	—	—	27,812
BNP Paribas S.A.	158,471	(44,976)	—	—	113,495
Citibank N.A.	111,383	(111,383)	—	—	—
Credit Suisse International	134,553	(69,616)	—	—	64,937
Deutsche Bank AG	532,053	(379,795)	—	$ (90,000)	62,258
Goldman Sachs International	285,855	(131,218)	—	(154,637)	—
HSBC Bank USA N.A.	285	(285)	—	—	—
JPMorgan Chase Bank N.A.	58,901	(37,477)	—	—	21,424
Morgan Stanley & Co. International PLC	144,752	(144,752)	—	—	—
Morgan Stanley Capital Services LLC	37,698	(37,698)	—	—	—
Société Générale	4,889	(274)	—	—	4,615
UBS AG	47,016	(30,407)	—	—	16,609

Total	$1,669,391	$(1,010,445)	—	$(244,637)	$414,309

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$ 11,880	$ (11,880)	—	—	—
Barclays Bank PLC	10,684	(10,684)	—	—	—
BNP Paribas S.A.	44,976	(44,976)	—	—	—
Citibank N.A.	145,031	(111,383)	—	—	$ 33,648
Credit Suisse International	69,616	(69,616)	—	—	—
Deutsche Bank AG	379,795	(379,795)	—	—	—
Goldman Sachs International	131,218	(131,218)	—	—	—
HSBC Bank USA N.A.	28,146	(285)	—	—	27,861
JPMorgan Chase Bank N.A.	37,477	(37,477)	—	—	—
Morgan Stanley & Co. International PLC	257,934	(144,752)	—	—	113,182
Morgan Stanley Capital Services LLC	72,163	(37,698)	—	—	34,465
Société Générale	274	(274)	—	—	—
UBS AG	30,407	(30,407)	—	—	—

Total	$1,219,601	$(1,010,445)	—	—	$209,156

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

70	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$313,502	—	$313,502
Austria	—	12,376	—	12,376
Belgium	$36,190	216,536	—	252,726
Brazil	190,577	—	—	190,577
Canada	2,054,672	—	—	2,054,672
China	352,143	315,944	—	668,087
Cyprus	9,713	—	—	9,713
Egypt	39,372	—	—	39,372
France	311,942	5,554,889	—	5,866,831
Germany	—	1,752,651	—	1,752,651
Hong Kong	—	1,944,184	—	1,944,184
India	—	936,000	—	936,000
Indonesia	—	82,328	—	82,328
Ireland	229,595	173,715	—	403,310
Israel	1,052,349	—	—	1,052,349
Italy	184,009	1,482,279	—	1,666,288
Japan	149,965	19,774,194	—	19,924,159
Kazakhstan	56,505	—	—	56,505
Luxembourg	—	44,636	—	44,636
Malaysia	213,331	138,221	—	351,552
Mexico	630,129	—	—	630,129
Netherlands	364,651	2,337,615	—	2,702,266
Norway	—	499,880	—	499,880
Peru	358,131	—	—	358,131
Portugal	—	180,405	—	180,405
Singapore	10,741	1,530,578	—	1,541,319
South Korea	—	1,088,856	—	1,088,856
Spain	—	1,476,231	—	1,476,231
Sweden	—	241,623	—	241,623
Switzerland	7,689	3,104,625	—	3,112,314
Taiwan	—	389,541	—	389,541
Thailand	293,600	—	—	293,600
United Arab Emirates	226,936	176,247	—	403,183
United Kingdom	1,345,352	6,264,999	$161,809	7,772,160
United States	63,713,397	—	16,643	63,730,040
Corporate Bonds	—	12,552,600	2,148,560	14,701,160
Floating Rate Loan Interests	—	2,202,407	332,042	2,534,449
Foreign Agency Obligations	—	1,255,831	—	1,255,831
Foreign Government Obligations	—	10,858,403	—	10,858,403
Investment Companies	2,080,418	—	—	2,080,418
Non-Agency Mortgage-Backed Securities	—	—	197,226	197,226
Preferred Securities	3,815,751	4,833,336	3,021,877	11,670,964
Rights	—	—	—	—
U.S. Government Sponsored Agency Securities	—	870,008	—	870,008
U.S. Treasury Obligations	—	19,172,138	—	19,172,138
Warrants	41,036	—	—	41,036
Short-Term Securities:
Foreign Agency Obligations	—	11,412,134	—	11,412,134
Money Market Funds	661,486	4,986,152	—	5,647,638
Time Deposits	—	27,475	—	27,475
U.S. Treasury Obligations	—	32,660,001	—	32,660,001
Options Purchased:
Equity Contracts	17,212	1,215,393	26,355	1,258,960
Interest Rate Contracts	—	18,955	—	18,955
Liabilities:
Investments:
Investments Sold Short	(490,388)	(118,639)	—	(609,027)

Total	$77,956,504	$151,978,249	$5,904,512	$235,839,265

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	71

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$6,284	—	$6,284
Equity contracts	$7,541	123,292	—	130,833
Foreign currency exchange contracts	—	280,121	—	280,121
Interest rate contracts	—	104,344	—	104,344
Liabilities:
Credit contracts	—	(21,971)	—	(21,971)
Equity contracts	(76,721)	(901,912)	$(18,124)	(996,757)
Foreign currency exchange contracts	—	(294,816)	—	(294,816)
Interest rate contracts	—	(98,513)	—	(98,513)

Total	$(69,180)	$(803,171)	$(18,124)	$(890,475)

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$5,150	—	—	$5,150
Cash held for securities sold short	577,245	—	—	577,245
Foreign currency at value	9,236	—	—	9,236
Cash pledged for centrally cleared swaps	156,750	—	—	156,750
Liabilities:
Cash received as collateral for OTC derivatives	—	$(390,000)	—	(390,000)
Collateral on securities loaned at value	—	(4,986,152)	—	(4,986,152)

Total	$748,381	$(5,376,152)	—	$(4,627,771)

During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Preferred Securities	Options Purchased	Total
Assets:
Opening balance, as of December 31, 2014	$211,645	$1,141,486	$457,843	—	$2,276,451	—	$4,087,425
Transfers into Level 3	—	94,029	—	—	—	—	94,029
Transfers out of Level 3	—	(359,520)	(277,698)	—	(129,630)	—	(766,848)
Accrued discounts/premiums	—	2,909	426	$ 1,127	—	—	4,462
Net realized gain (loss)	—	167	268	—	—		435
Net change in unrealized appreciation (depreciation)[2,3]	(49,836)	216,657	6,885	(13,817)	366,662	$ 795	527,346
Purchases	16,643	1,054,661	355,494	209,916	508,394	25,560	2,170,668
Sales	—	(1,829)	(211,176)	—	—	—	(213,005)

Closing balance, as of December 31, 2015	$178,452	$2,148,560	$332,042	$197,226	$3,021,877	$26,355	$5,904,512

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015[3]	$(49,836)	$216,657	$5,893	$ (13,817)	$366,662	$ 795	$526,354

[2] Included in the related change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.

[3]    Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

72	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (concluded)	BlackRock Global Allocation Portfolio

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Equity Contracts

Liabilities

Opening balance, as of December 31, 2014	—
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)[1,2]	$ 845
Purchases	(18,969)
Issues	—
Sales	—

Closing balance, as of December 31, 2015	$(18,124)

Net change in unrealized appreciation (depreciation) on derivative financial instruments still held at December 31, 2015[2]	$ 845

[1]	Included in the related change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on derivative financial instruments still held at December 31, 2015 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $608,851.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs

Assets:
Common Stocks[4]	$ 178,452	Market Comparables	Run Rate EBITDA Multiple[2]	21.00x
		Last Transaction Price	Transaction Price[1]	$11.42
Corporate Bonds[3]	2,095,332	Discounted Cash Flow	Discount Rate[2]	15.00%
		Estimated Recovery Value	Recovery Rate[1]	—
		Market Comparables	Run Rate EBITDA Multiple[2]	21.00x
		Hybrid Approach	Revenue Multiple[1]	3.06x - 3.74x
			Risk Free Rate[2]	0.46% - 0.75%
			Merger & Acquisition Probability[1]	50.00%
			IPO Exit Probability[1]	50.00%
			Volatility[1]	47.00%
			Time to Exit[2]	1-2 years
Preferred Stocks[4]	3,021,877	Market Comparables	Revenue Multiple[1]	32.79x
			Revenue Growth Rate[1]	373.00%
			Revenue Multiple[1]	6.50x - 22.92x	15.24x
			Revenue Growth Rate[1]	64.10% - 94.00%	80.01%
		Last Transaction Price	Transaction Price[1]	$11.42
		Probability-Weighted Expected Return Model	Discount Rate[2]	20.00% - 25.00%	21.29%
			IPO Exit Probability[1]	70.00% - 85.00%	81.14%
			Revenue Growth Rate[1]	55.77% - 159.00%	132.46%
			Revenue Multiple[1]	7.00x - 15.00x
			Revenue Multiple[1]	16.75x - 26.75x
			Time to Exit[2]	1-2 years

Total	$5,295,661

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

[3]

For the period ended December 31, 2015, the valuation technique for certain investments classified as corporate bonds changed to a Hybrid Approach. The investment was previously valued utilizing a market comparable and option pricing model approach. A Hybrid Approach was considered to be a more relevant measure of fair value for this investment, which leverages the market comparables and option pricing model approach previously used along with a Probability-Weighted Expected Return Model.

[4]

For the period ended December 31, 2015, the valuation technique for certain investments classified as common stocks and preferred stocks changed to Last Transaction Price. The investments were previously valued utilizing an income approach. Last Transaction Price was considered to be a more relevant measure of fair value for these investments which leverages the most recent market transactions.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	73

Schedule of Investments December 31, 2015	BlackRock Government Money Market Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value
Fannie Mae Discount Notes: (a)
0.13%, 1/14/16	$1,000	$999,964
0.30%, 1/20/16	350	349,953
0.13%, 2/10/16	2,837	2,836,621
Fannie Mae Variable Rate Notes: (b)
0.42%, 07/20/17	2,000	1,999,820
0.35%, 08/16/17	1,500	1,499,755
0.28%, 10/05/17	1,000	999,732
Federal Farm Credit Bank Variable Rate Notes: (b)
0.33%, 11/14/16	2,000	1,999,445
0.36%, 3/16/17	2,000	1,999,138
0.42%, 9/22/17	2,000	1,999,826
0.47%, 11/20/17	1,000	999,652
0.24%, 1/23/18	430	430,009
Federal Home Loan Bank Discount Notes: (a)
0.11%, 1/08/16	7,000	6,999,918
0.28%, 1/14/16	400	399,969
0.14%, 1/20/16	3,300	3,299,608
0.15%, 1/29/16	4,900	4,899,490
0.19%, 2/03/16	3,000	2,999,525
0.23%, 2/10/16	2,000	1,999,538
0.30%, 2/17/16	500	499,817
0.23%, 2/19/16	6,500	6,498,064
0.29%, 2/26/16	1,500	1,499,360
0.32%, 3/02/16	3,000	2,998,478
0.44%, 3/28/16	500	499,487
0.39%, 5/26/16	1,000	998,451
Federal Home Loan Bank Variable Rate Notes: (b)
0.34%, 11/25/16	2,000	2,000,000
0.18%, 02/07/17	1,000	999,826
0.34%, 08/25/17	880	880,000
Freddie Mac Discount Notes: (a)
0.22%, 1/05/16	4,000	3,999,976
0.16%, 1/15/16	2,000	1,999,902
0.30%, 1/20/16	200	199,973
0.20%, 2/05/16	1,450	1,449,742
0.20%, 2/17/16	2,000	1,999,511
0.19%, 2/25/16	1,675	1,674,540
0.23%, 3/10/16	1,500	1,499,368
0.30%, 3/21/16	4,000	3,997,476
Total U.S. Government Sponsored Agency Securities — 56.0%		70,405,934

U.S. Treasury Obligations
U.S. Treasury Bills, 0.60%, 6/16/16 (a)	7,000	6,981,345
U.S. Treasury Notes:
4.50%, 2/15/16	3,000	3,014,707
0.33%, 4/30/17 (b)	2,000	1,999,946
0.43%, 10/31/17 (b)	1,249	1,247,965
Total U.S. Treasury Obligations — 10.6%		13,243,963

Repurchase Agreements	Par (000)	Value
Bank of Montreal, 0.28%, 1/04/16 (Purchased on 12/31/15 to be repurchased at $6,723,209, collateralized by various U.S. treasury obligations, 1.25% to 2.25% due from 1/31/20 to 2/15/25, aggregate original par and fair value of $6,805,304 and $6,857,556, respectively)	$6,723	$6,723,000
Total Value of Bank of Montreal (collateral value of $6,857,556)		6,723,000
BNP Paribas Securities Corp., 0.31%, 1/04/16 (Purchased on 12/31/15 to be repurchased at $6,000,207, collateralized by various U.S. government sponsored agency obligations, 1.88% to 5.50% due from 2/20/39 to 3/15/44, aggregate original par and fair value of $7,316,635 and $6,120,001, respectively)	6,000	6,000,000
Total Value of BNP Paribas Securities Corp. (collateral value of $6,120,001)		6,000,000
Goldman Sachs & Co., 0.34%, 1/05/16 (Purchased on 12/29/15 to be repurchased at $4,000,264, collateralized by various U.S. government sponsored agency obligations, 4.00% to 5.00% due from 8/20/33 to 11/20/45, aggregate original par and fair value of $12,833,547 and $4,080,000, respectively)	4,000	4,000,000
Total Value of Goldman Sachs & Co. (collateral value of $4,080,000)		4,000,000
JP Morgan Securities LLC, 0.32%, 1/04/16 (Purchased on 12/31/15 to be repurchased at $9,000,320, collateralized by a U.S. treasury obligation, 1.75% due at 2/28/22, aggregate original par and fair value of $9,285,000 and $9,184,436, respectively)	9,000	9,000,000
Total Value of JP Morgan Securities LLC (collateral value of $9,184,436)		9,000,000

See Notes to Financial Statements.

74	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (concluded)	BlackRock Government Money Market Portfolio

Repurchase Agreements	Par (000)	Value
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.31%, 1/04/16 (Purchased on 12/31/15 to be repurchased at $10,000,344, collateralized by a U.S. government sponsored agency obligation, 3.50% due at 3/20/45, aggregate original par and fair value of $10,660,253 and $10,200,001, respectively)	$10,000	$10,000,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith, Inc. (collateral value of $10,200,001)		10,000,000
Mizuho Securities USA, Inc., 0.27%, 1/04/16 (Purchased on 12/31/15 to be repurchased at $3,000,090, collateralized by a U.S. government sponsored agency obligation, 3.50% due at 8/20/45, aggregate original par and fair value of $25,565,379 and $3,330,000, respectively)	3,000	3,000,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $3,330,000)		3,000,000

Repurchase Agreements	Par (000)	Value
Morgan Stanley & Co. LLC, 0.29%, 1/04/16 (Purchased on 12/31/15 to be repurchased at $3,000,097, collateralized by various U.S. government sponsored agency obligations, 2.57% to 9.50% due from 4/01/18 to 3/01/45, aggregate original par and fair value of $3,934,729 and $3,090,000, respectively)	$3,000	$3,000,000
Total Value of Morgan Stanley & Co. LLC (collateral value of $3,090,000)		3,000,000
Total Repurchase Agreements — 33.2%		41,723,000
Total Investments (Cost — $125,372,897*) — 99.8%		125,372,897
Other Assets Less Liabilities — 0.2%		267,803

Net Assets — 100.0%		$125,640,700

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Rates are discount rates or a range of discount rates at the time of purchase.

(b)	Variable rate security. Rate as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1		Level 2	Level 3		Total

Assets:
Investments:
Short-Term Securities[1]	—	$	125,372,897	—	$	125,372,897

[1]	See above Schedule of Investments for values in each security type.

During the year ended December 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	75

Schedule of Investments December 31, 2015	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Capital Markets — 1.5%
American Capital Ltd. (a)	34,630	$477,548
Chemicals — 0.0%
Advanced Emissions Solutions, Inc. (a)	660	4,712
Communications Equipment — 0.3%
Nokia OYJ — ADR	13,999	98,273
Consumer Finance — 1.4%
Ally Financial, Inc. (a)	17,050	317,812
Ally Financial, Inc. (a)	6,472	120,638

		438,450
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (a)	5,362	7,775
Hotels, Restaurants & Leisure — 0.7%
Amaya, Inc. (a)	18,250	229,889
Insurance — 0.3%
American International Group, Inc.	1,350	83,659
Real Estate Investment Trusts (REITs) — 0.0%
Ovation Acquisition I, LLC (Acquired 12/28/15, cost $195) (a)(b)	195	195
Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc. (a)	1,150	44,988
Total Common Stocks — 4.4%		1,385,489

Corporate Bonds		Par (000)
Aerospace & Defense — 1.0%
Bombardier, Inc., 7.50%, 3/15/25 (c)	USD	29	20,300
TransDigm, Inc.:
5.50%, 10/15/20		19	18,383
6.00%, 7/15/22		174	170,085
6.50%, 7/15/24		124	123,318

			332,086
Air Freight & Logistics — 0.9%
WFS Global Holding SAS, 9.50%, 7/15/22	EUR	100	113,798
XPO Logistics, Inc.:
7.88%, 9/01/19 (c)	USD	85	86,425
6.50%, 6/15/22 (c)		77	71,225

			271,448
Airlines — 1.6%
Air Medical Merger Sub Corp., 6.38%, 5/15/23 (c)		26	23,140
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (c)		197	201,305
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		120	122,400
National Air Cargo Group, Inc.:
11.88%, 5/02/18		36	35,686
11.88%, 5/08/18		37	36,572
Virgin Australia Trust, Series 2013-1C, 7.13%, 10/23/18 (c)		83	84,100

			503,203

Corporate Bonds		Par (000)	Value
Auto Components — 0.9%
Affinia Group, Inc., 7.75%, 5/01/21	USD	15	$15,267
Goodyear Tire & Rubber Co., 6.50%, 3/01/21		60	63,075
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.00%, 8/01/20		5	5,042
5.88%, 2/01/22		108	105,570
ZF North America Capital, Inc., 2.75%, 4/27/23	EUR	100	103,742

			292,696
Banks — 1.3%
Banco Espirito Santo SA, 4.75%, 1/15/18 (a)(d)		100	12,389
Bankia SA, 4.00%, 5/22/24 (e)		100	107,725
CIT Group, Inc., 5.00%, 8/01/23	USD	160	162,400
UniCredit SpA, 6.95%, 10/31/22	EUR	100	126,993

			409,507
Beverages — 0.0%
Constellation Brands, Inc., 4.25%, 5/01/23	USD	10	10,000
Building Products — 1.5%
Builders FirstSource, Inc., 10.75%, 8/15/23 (c)		14	13,895
Building Materials Corp. of America, 6.00%, 10/15/25 (c)		105	107,100
CPG Merger Sub LLC, 8.00%, 10/01/21 (c)		92	90,160
Hillman Group, Inc., 6.38%, 7/15/22 (c)		30	24,900
Masonite International Corp., 5.63%, 3/15/23 (c)		27	27,877
Ply Gem Industries, Inc., 6.50%, 2/01/22		105	96,075
USG Corp.:
9.75%, 1/15/18		80	89,000
5.88%, 11/01/21 (c)		8	8,320
5.50%, 3/01/25 (c)		10	10,150

			467,477
Capital Markets — 0.4%
E*TRADE Financial Corp.:
0.00%, 8/31/19 (c)(f)(g)		37	107,458
5.38%, 11/15/22		24	25,140
Series A, 0.00%, 8/31/19 (f)(g)		1	2,904

			135,502
Chemicals — 0.7%
Chemours Co., 7.00%, 5/15/25 (c)		20	13,650
Huntsman International LLC, 4.88%, 11/15/20		41	37,413
Momentive Performance Materials, Inc.:
3.88%, 10/24/21		82	56,580
Escrow, 8.88%, 10/15/20 (a)(d)		82	—
Platform Specialty Products Corp.:
10.38%, 5/01/21 (c)		6	5,985
6.50%, 2/01/22 (c)		109	94,285
WR Grace & Co-Conn, 5.13%, 10/01/21 (c)		8	8,080

			215,993
Commercial Services & Supplies — 0.9%
Acosta, Inc., 7.75%, 10/01/22 (c)		55	48,537
ADS Waste Holdings, Inc., 8.25%, 10/01/20		33	33,247
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (c)		28	21,980

See Notes to Financial Statements.

76	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies (continued)
Igloo Holdings Corp., 8.25% (8.25% Cash or 9.00% PIK), 12/15/17 (c)(h)	USD	30	$30,000
Laureate Education, Inc., 9.25%, 9/01/19 (c)		24	14,880
Mobile Mini, Inc., 7.88%, 12/01/20		50	51,750
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (c)		15	14,963
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (c)		62	59,287

			274,644
Communications Equipment — 1.7%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29		232	234,900
Blue Coat Holdings, Inc., 8.38%, 6/01/23 (c)		48	48,240
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (c)		49	47,163
CommScope, Inc.:
4.38%, 6/15/20 (c)		42	42,315
5.50%, 6/15/24 (c)		48	45,600
Nokia OYJ, 6.63%, 5/15/39		67	68,550
Riverbed Technology, Inc., 8.88%, 3/01/23 (c)		61	56,425

			543,193
Construction & Engineering — 1.1%
AECOM, 5.88%, 10/15/24		44	44,880
Aguila 3 SA, 7.88%, 1/31/18 (c)		150	150,375
Aldesa Financial Services SA, 7.25%, 4/01/21	EUR	100	84,495
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (c)	USD	31	26,660
Modular Space Corp., 10.25%, 1/31/19 (c)		121	48,400

			354,810
Construction Materials — 0.0%
Vulcan Materials Co., 7.50%, 6/15/21		2	2,330
Consumer Finance — 1.5%
Ally Financial, Inc.:
5.13%, 9/30/24		48	49,140
4.63%, 3/30/25		44	43,450
8.00%, 11/01/31		292	337,260
DFC Finance Corp., 10.50%, 6/15/20 (c)		40	23,600
Navient Corp.:
5.50%, 1/25/23		5	4,000
6.13%, 3/25/24		5	4,075
5.88%, 10/25/24		5	4,000

			465,525
Containers & Packaging — 0.6%
Ball Corp., 4.38%, 12/15/20		15	15,234
Beverage Packaging Holdings Luxembourg II SA:
5.63%, 12/15/16 (c)		14	13,843
6.00%, 6/15/17 (c)		20	19,350
Reynolds Group Issuer, Inc., 5.75%, 10/15/20		67	68,152
Sealed Air Corp.:
4.88%, 12/01/22 (c)		21	21,053
5.13%, 12/01/24 (c)		40	40,000
6.88%, 7/15/33 (c)		20	20,450

			198,082
Distributors — 0.3%
American Tire Distributors, Inc., 10.25%, 3/01/22 (c)		95	86,925
Diversified Consumer Services — 0.2%
Service Corp. International, 5.38%, 5/15/24		47	48,410
Diversified Financial Services — 0.7%
Altice Financing SA, 6.63%, 2/15/23 (c)		200	197,500
MSCI, Inc., 5.75%, 8/15/25 (c)		28	28,700
			226,200

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services — 6.0%
Avaya, Inc.:
7.00%, 4/01/19 (c)	USD	28	$20,720
10.50%, 3/01/21 (c)		28	9,520
CenturyLink, Inc., Series S, 6.45%, 6/15/21		15	14,625
Frontier Communications Corp.:
6.25%, 9/15/21		40	33,900
7.13%, 1/15/23		40	34,500
7.63%, 4/15/24		33	27,720
6.88%, 1/15/25		59	48,601
11.00%, 9/15/25 (c)		35	34,650
Intelsat Jackson Holdings SA:
6.63%, 12/15/22		31	19,763
5.50%, 8/01/23		129	101,265
Level 3 Financing, Inc.:
6.13%, 1/15/21		10	10,350
5.38%, 8/15/22		31	31,465
5.63%, 2/01/23		86	87,720
5.13%, 5/01/23 (c)		78	77,415
5.38%, 1/15/24 (c)		33	33,165
5.38%, 5/01/25 (c)		205	203,975
Telecom Italia Capital SA:
6.00%, 9/30/34		60	55,350
7.20%, 7/18/36		20	20,200
Telecom Italia SpA, 3.25%, 1/16/23	EUR	100	110,089
Telenet Finance III Luxembourg SCA, 6.63%, 2/15/21		100	112,207
Virgin Media Secured Finance PLC, 5.25%, 1/15/26 (c)	USD	200	194,500
Wind Acquisition Finance SA, 4.00%, 7/15/20	EUR	110	118,945
Zayo Group LLC/Zayo Capital, Inc.:
10.13%, 7/01/20	USD	139	149,773
6.00%, 4/01/23		149	140,805
6.38%, 5/15/25		50	46,500
Ziggo Bond Finance BV, 5.88%, 1/15/25 (c)		200	185,500

			1,923,223
Electric Utilities — 0.3%
Texas Competitive Electric Holdings Co.
LLC/TCEH Finance, Inc.:
10.25%, 11/01/15 (a)(d)		9	585
10.50% (10.50% Cash or 11.25% PIK), 11/01/16 (a)(d)(h)		1,546	100,490

			101,075
Electrical Equipment — 0.2%
GrafTech International Ltd., 6.38%, 11/15/20		17	9,860
Sensata Technologies BV:
5.63%, 11/01/24 (c)		17	17,383
5.00%, 10/01/25 (c)		38	37,145

			64,388
Electronic Equipment, Instruments & Components — 0.5%
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22		30	31,650
5.00%, 9/01/23		26	26,390
5.50%, 12/01/24		112	117,320

			175,360
Energy Equipment & Services — 0.3%
Transocean, Inc.:
3.00%, 10/15/17		35	31,041
6.00%, 3/15/18		50	44,500
6.50%, 11/15/20		15	10,350
4.30%, 10/15/22		5	2,650

			88,541

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	77

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Food & Staples Retailing — 0.9%
Rite Aid Corp.:
9.25%, 3/15/20	USD	20	$21,150
6.75%, 6/15/21		37	38,757
6.13%, 4/01/23 (c)		195	201,825
7.70%, 2/15/27		15	17,475

			279,207
Food Products — 0.6%
JBS USA LLC/JBS USA Finance, Inc., 5.75%, 6/15/25 (c)		41	35,670
Post Holdings, Inc.:
7.75%, 3/15/24 (c)		82	85,895
8.00%, 7/15/25 (c)		32	33,920
Smithfield Foods, Inc., 5.88%, 8/01/21 (c)		11	11,330
WhiteWave Foods Co., 5.38%, 10/01/22		25	26,437

			193,252
Health Care Equipment & Supplies — 0.7%
Alere, Inc.:
7.25%, 7/01/18		30	30,675
6.50%, 6/15/20		13	12,480
6.38%, 7/01/23 (c)		40	37,400
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (c)		101	89,637
Hologic, Inc., 5.25%, 7/15/22 (c)		59	60,180

			230,372
Health Care Providers & Services — 4.8%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		25	23,375
5.63%, 2/15/23		19	17,955
Amsurg Corp., 5.63%, 7/15/22		138	136,620
Centene Corp., 4.75%, 5/15/22		46	44,505
CHS/Community Health Systems, Inc., 6.88%, 2/01/22		37	35,104
DaVita HealthCare Partners, Inc.:
5.13%, 7/15/24		70	70,000
5.00%, 5/01/25		90	86,850
Envision Healthcare Corp., 5.13%, 7/01/22 (c)		45	44,100
ExamWorks Group, Inc., 5.63%, 4/15/23		35	34,825
Fresenius Medical Care U.S. Finance II, Inc., 4.75%, 10/15/24 (c)		39	38,025
Fresenius U.S. Finance II, Inc., 4.50%, 1/15/23 (c)		19	19,190
HCA Holdings, Inc., 6.25%, 2/15/21		10	10,575
HCA, Inc.:
7.50%, 2/15/22		133	147,297
5.88%, 3/15/22		38	40,090
4.75%, 5/01/23		23	22,770
5.00%, 3/15/24		47	46,883
5.38%, 2/01/25		157	155,037
5.25%, 4/15/25		28	28,210
5.88%, 2/15/26		48	48,180
Series 1, 5.88%, 5/01/23		36	36,900
HealthSouth Corp.:
5.75%, 11/01/24		28	26,705
5.75%, 11/01/24 (c)		25	23,844
5.75%, 9/15/25 (c)		30	27,900
MEDNAX, Inc., 5.25%, 12/01/23 (c)		26	26,130
MPH Acquisition Holdings LLC, 6.63%, 4/01/22 (c)		25	25,063
Surgical Care Affiliates, Inc., 6.00%, 4/01/23 (c)		17	16,575
Tenet Healthcare Corp.:
4.75%, 6/01/20		40	40,200
4.50%, 4/01/21		16	15,600
4.38%, 10/01/21		3	2,895

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
8.13%, 4/01/22	USD	105	$104,737
6.75%, 6/15/23		68	63,070
Truven Health Analytics, Inc., 10.63%, 6/01/20		40	40,200
WellCare Health Plans, Inc., 5.75%, 11/15/20		21	21,630

			1,521,040
Hotels, Restaurants & Leisure — 3.0%
Aramark Services, Inc., 5.13%, 1/15/24 (c)		33	33,619
BC ULC/New Red Finance, Inc., 6.00%, 4/01/22 (c)		50	51,500
Boyd Gaming Corp., 6.88%, 5/15/23		122	125,355
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20		60	57,000
MGM Resorts International:
5.25%, 3/31/20		17	16,830
6.75%, 10/01/20		60	61,650
6.63%, 12/15/21		49	50,164
7.75%, 3/15/22		26	27,625
6.00%, 3/15/23		110	109,175
Pinnacle Entertainment, Inc., 6.38%, 8/01/21		75	78,844
Snai SpA, 7.63%, 6/15/18	EUR	100	103,868
Station Casinos LLC, 7.50%, 3/01/21	USD	93	94,860
Sterling Entertainment Enterprises LLC, 9.75%, 11/25/19 (c)		150	148,500

			958,990
Household Durables — 1.2%
Beazer Homes USA, Inc.:
6.63%, 4/15/18		9	9,101
7.50%, 9/15/21		17	15,597
CalAtlantic Group, Inc.:
6.63%, 5/01/20		6	6,540
8.38%, 1/15/21		109	126,440
Jarden Corp., 5.00%, 11/15/23 (c)		20	20,450
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (c)		3	2,580
KB Home, 4.75%, 5/15/19		20	19,400
Lennar Corp.:
4.50%, 11/15/19		18	18,304
4.75%, 11/15/22		4	3,966
4.88%, 12/15/23		34	33,830
PulteGroup, Inc., 6.38%, 5/15/33		10	10,150
Shea Homes LP/Shea Homes Funding Corp., 6.13%, 4/01/25 (c)		46	47,265
TRI Pointe Holdings, Inc.:
4.38%, 6/15/19		30	29,325
5.88%, 6/15/24		35	34,037

			376,985
Household Products — 0.6%
HRG Group, Inc., 7.88%, 7/15/19 (c)		26	27,170
Spectrum Brands, Inc.:
6.63%, 11/15/22		40	42,200
6.13%, 12/15/24 (c)		53	55,120
5.75%, 7/15/25 (c)		63	64,575

			189,065
Independent Power and Renewable Electricity Producers — 1.1%
AES Corp., 5.50%, 3/15/24		7	6,247
Calpine Corp.:
6.00%, 1/15/22 (c)		10	10,322
5.38%, 1/15/23		6	5,385
5.88%, 1/15/24 (c)		30	30,750
5.50%, 2/01/24		165	145,613
Dynegy, Inc., 6.75%, 11/01/19		65	61,100

See Notes to Financial Statements.

78	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Independent Power and Renewable Electricity Producers (continued)
NRG Energy, Inc.:
6.25%, 7/15/22	USD	26	$22,152
6.63%, 3/15/23		3	2,603
6.25%, 5/01/24		44	36,969
NRG Yield Operating LLC, 5.38%, 8/15/24		30	24,863
TerraForm Power Operating LLC, 6.13%, 6/15/25 (c)		13	10,465

			356,469
Insurance — 0.3%
CNO Financial Group, Inc., 4.50%, 5/30/20		13	13,260
Genworth Holdings, Inc., 4.80%, 2/15/24		25	16,875
HUB International Ltd., 7.88%, 10/01/21 (c)		46	41,400
Radian Group, Inc., 5.25%, 6/15/20		38	36,754

			108,289
Internet & Catalog Retail — 0.2%
Netflix, Inc., 5.38%, 2/01/21		60	63,000
IT Services — 0.4%
Alliance Data Systems Corp., 5.38%, 8/01/22 (c)		35	33,337
Sabre GLBL, Inc.:
5.38%, 4/15/23 (c)		34	33,830
5.25%, 11/15/23 (c)		14	13,843
WEX, Inc., 4.75%, 2/01/23 (c)		50	45,500

			126,510
Life Sciences Tools & Services — 0.7%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (c)		85	58,225
DPx Holdings BV, 7.50%, 2/01/22 (c)		35	34,125
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (c)		117	114,075
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (c)		12	11,460

			217,885
Machinery — 0.9%
CNH Industrial Finance Europe SA, 2.75%, 3/18/19	EUR	100	107,767
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22		100	77,349
Schaeffler Holding Finance BV, 6.88% (6.88% Cash or 7.38% PIK), 8/15/18 (h)		100	112,523

			297,639
Media — 8.9%
Altice Luxembourg SA, 7.25%, 5/15/22		100	101,612
Altice U.S. Finance I Corp., 5.38%, 7/15/23 (c)	USD	200	200,500
AMC Networks, Inc., 4.75%, 12/15/22		57	57,000
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.50%, 4/30/21		15	15,600
5.88%, 5/01/27 (c)		156	155,220
CCOH Safari LLC, 5.75%, 2/15/26 (c)		95	95,237
Cengage Learning Acquisitions, Inc., 0.00%, 4/15/20 (a)(d)(g)		166	—
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (c)		20	18,000
Clear Channel International BV, 8.75%, 12/15/20 (c)		55	54,725
Clear Channel Worldwide Holdings, Inc., 7.63%, 3/15/20		64	59,120
Clear Channel Worldwide Holdings, Inc., Series B, 6.50%, 11/15/22		161	156,975
CSC Holdings LLC, 5.25%, 6/01/24		40	35,100
DISH DBS Corp.:
5.13%, 5/01/20		41	40,590

Corporate Bonds		Par (000)	Value
Media (continued)
6.75%, 6/01/21	USD	25	$25,187
5.00%, 3/15/23		10	8,675
5.88%, 11/15/24		98	87,220
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (c)		4	3,940
Gray Television, Inc., 7.50%, 10/01/20		16	16,440
iHeartCommunications, Inc.:
9.00%, 12/15/19		36	26,280
9.00%, 3/01/21		74	51,615
9.00%, 9/15/22		80	55,200
Interactive Data Corp., 5.88%, 4/15/19 (c)		70	71,400
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (c)		23	23,805
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (c)		40	40,400
Neptune Finco Corp., 10.13%, 1/15/23 (c)		200	208,500
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (c)		72	71,100
Numericable-SFR SAS, 6.00%, 5/15/22 (c)		400	388,000
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, 2/15/24		22	22,605
Radio One, Inc., 7.38%, 4/15/22 (c)		10	8,900
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (c)		30	30,300
Regal Entertainment Group, 5.75%, 2/01/25		18	17,370
Sirius XM Radio, Inc.:
4.25%, 5/15/20 (c)		20	20,200
4.63%, 5/15/23 (c)		10	9,800
6.00%, 7/15/24 (c)		20	20,900
5.38%, 4/15/25 (c)		109	109,681
Townsquare Media, Inc., 6.50%, 4/01/23 (c)		7	6,405
Trader Corp., 9.88%, 8/15/18 (c)		65	67,600
Tribune Media Co., 5.88%, 7/15/22 (c)		55	55,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.00%, 1/15/25	EUR	100	104,600
Univision Communications, Inc.:
8.50%, 5/15/21 (c)	USD	23	23,517
5.13%, 5/15/23 (c)		136	130,900
5.13%, 2/15/25 (c)		132	125,400

			2,820,619
Metals & Mining — 2.9%
Alcoa, Inc.:
5.13%, 10/01/24		54	49,140
5.90%, 2/01/27		2	1,835
6.75%, 1/15/28		7	6,650
5.95%, 2/01/37		3	2,415
ArcelorMittal, 6.13%, 6/01/18		4	3,660
Constellium NV:
8.00%, 1/15/23 (c)		250	195,625
5.75%, 5/15/24 (c)		250	170,000
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	100	105,959
First Quantum Minerals Ltd., 7.25%, 5/15/22 (c)	USD	30	18,750
Joseph T. Ryerson & Son, Inc., 9.00%, 10/15/17		35	26,950
Novelis, Inc.:
8.38%, 12/15/17		25	24,313
8.75%, 12/15/20		140	128,450
Steel Dynamics, Inc.:
5.13%, 10/01/21		35	32,375
5.25%, 4/15/23		42	38,325
5.50%, 10/01/24		8	7,300
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.38%, 2/01/20 (c)		22	13,640

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	79

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Metals & Mining (continued)
Teck Resources Ltd.:
3.00%, 3/01/19	USD	23	$14,260
5.20%, 3/01/42		15	6,300
5.40%, 2/01/43		7	2,940
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (c)		77	58,327

			907,214
Multiline Retail — 1.0%
Dollar Tree, Inc.:
5.25%, 3/01/20 (c)		15	15,487
5.75%, 3/01/23 (c)		246	254,610
Family Dollar Stores, Inc., 5.00%, 2/01/21		34	34,810

			304,907
Oil, Gas & Consumable Fuels — 9.1%
Antero Resources Corp.:
5.38%, 11/01/21		37	29,600
5.13%, 12/01/22		24	18,240
Bonanza Creek Energy, Inc.:
6.75%, 4/15/21		38	22,990
5.75%, 2/01/23		34	17,680
Calfrac Holdings LP, 7.50%, 12/01/20 (c)		88	34,980
California Resources Corp.:
5.50%, 9/15/21		24	7,560
8.00%, 12/15/22 (c)		148	77,885
6.00%, 11/15/24		30	9,150
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23		36	29,160
Concho Resources, Inc.:
6.50%, 1/15/22		7	6,720
5.50%, 10/01/22		13	11,830
5.50%, 4/01/23		37	34,225
CONSOL Energy, Inc., 5.88%, 4/15/22		196	121,520
CrownRock LP/CrownRock Finance, Inc.:
7.13%, 4/15/21 (c)		51	47,813
7.75%, 2/15/23 (c)		20	18,800
Denbury Resources, Inc.:
5.50%, 5/01/22		36	11,951
4.63%, 7/15/23		4	1,288
Diamondback Energy, Inc., 7.63%, 10/01/21		51	51,510
Energy Transfer Equity LP:
7.50%, 10/15/20		26	24,050
5.88%, 1/15/24		89	72,535
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 5/01/20		72	45,900
6.38%, 6/15/23		16	8,000
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21		9	7,605
6.75%, 8/01/22		10	8,500
6.00%, 5/15/23		12	9,600
Gulfport Energy Corp., 7.75%, 11/01/20		38	34,010
Halcon Resources Corp., 8.63%, 2/01/20 (c)		28	19,320
Hilcorp Energy I LP/Hilcorp Finance Co., 5.00%, 12/01/24 (c)		30	24,900
Laredo Petroleum, Inc., 7.38%, 5/01/22		26	23,920
Linn Energy LLC/Linn Energy Finance Corp.:
8.63%, 4/15/20		2	343
12.00%, 12/15/20 (c)		18	9,000
7.75%, 2/01/21		37	5,365
Matador Resources Co., 6.88%, 4/15/23		13	12,090
MEG Energy Corp.:
6.50%, 3/15/21 (c)		53	37,100

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
6.38%, 1/30/23 (c)	USD	48	$32,880
7.00%, 3/31/24 (c)		227	161,170
Memorial Production Partners LP/Memorial Production Finance Corp.:
7.63%, 5/01/21		16	4,800
6.88%, 8/01/22		32	9,600
Memorial Resource Development Corp., 5.88%, 7/01/22		107	93,625
MPLX LP, 4.88%, 6/01/25 (c)		46	41,170
Newfield Exploration Co., 5.63%, 7/01/24		9	7,673
NGPL PipeCo LLC:
7.12%, 12/15/17 (c)		12	11,160
9.63%, 6/01/19 (c)		25	23,375
7.77%, 12/15/37 (c)		54	42,660
Oasis Petroleum, Inc.:
6.50%, 11/01/21		33	21,863
6.88%, 1/15/23		35	21,700
ONEOK, Inc., 7.50%, 9/01/23		20	16,650
Paramount Resources Ltd., 6.88%, 6/30/23 (c)		30	23,700
Parsley Energy LLC/Parsley Finance Corp., 7.50%, 2/15/22 (c)		23	21,965
PBF Logistics LP/PBF Logistics Finance Corp., 6.88%, 5/15/23		10	9,100
Peabody Energy Corp., 6.00%, 11/15/18		45	8,325
Precision Drilling Corp., 5.25%, 11/15/24		95	64,600
QEP Resources, Inc.:
5.38%, 10/01/22		14	10,080
5.25%, 5/01/23		50	35,500
Range Resources Corp., 5.00%, 8/15/22		13	9,717
Rockies Express Pipeline LLC:
6.85%, 7/15/18 (c)		5	4,900
6.00%, 1/15/19 (c)		75	71,250
6.88%, 4/15/40 (c)		53	45,580
Rose Rock Midstream LP/Rose Rock Finance Corp.:
5.63%, 7/15/22		6	4,260
5.63%, 11/15/23 (c)		22	15,620
RSP Permian, Inc.:
6.63%, 10/01/22		28	25,760
6.63%, 10/01/22 (c)		12	11,040
Sabine Pass Liquefaction LLC:
5.63%, 4/15/23		177	155,317
5.75%, 5/15/24		300	261,000
5.63%, 3/01/25 (c)		96	81,240
Sabine Pass LNG LP, 6.50%, 11/01/20		40	38,800
Sanchez Energy Corp., 6.13%, 1/15/23		111	59,940
SandRidge Energy, Inc., 8.13%, 10/16/22 (f)		54	10,361
Seven Generations Energy Ltd.:
8.25%, 5/15/20 (c)		121	108,900
6.75%, 5/01/23 (c)		24	20,160
SM Energy Co.:
6.50%, 11/15/21		22	16,390
6.13%, 11/15/22		155	113,925
6.50%, 1/01/23		10	7,350
5.00%, 1/15/24		24	15,600
5.63%, 6/01/25		5	3,300
Southern Star Central Corp., 5.13%, 7/15/22 (c)		13	10,725
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22 (c)		60	56,850
Whiting Petroleum Corp.:
1.25%, 4/01/20 (c)(f)		146	99,280
6.25%, 4/01/23		33	23,760

See Notes to Financial Statements.

80	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc.:
3.70%, 1/15/23	USD	12	$8,289
4.55%, 6/24/24		37	25,699
WPX Energy, Inc., 5.25%, 9/15/24		26	17,160

			2,878,909
Paper & Forest Products — 0.2%
Clearwater Paper Corp., 4.50%, 2/01/23		4	3,760
Norbord, Inc., 6.25%, 4/15/23 (c)		20	19,750
PH Glatfelter Co., 5.38%, 10/15/20		8	8,000
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (c)		32	28,320

			59,830
Pharmaceuticals — 2.9%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (c)(h)		22	21,450
Concordia Healthcare Corp., 7.00%, 4/15/23 (c)		12	10,410
Endo Ltd./Endo Finance LLC/Endo Finco, Inc., 6.00%, 2/01/25 (c)		200	197,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/20 (c)		9	8,663
5.75%, 8/01/22 (c)		5	4,800
PRA Holdings, Inc., 9.50%, 10/01/23 (c)		14	15,225
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (c)		14	13,874
5.38%, 3/15/20 (c)		159	149,460
7.00%, 10/01/20 (c)		50	49,875
6.38%, 10/15/20 (c)		48	46,320
7.50%, 7/15/21 (c)		78	77,805
5.63%, 12/01/21 (c)		35	32,200
5.50%, 3/01/23 (c)		161	141,680
5.88%, 5/15/23 (c)		160	142,800
6.13%, 4/15/25 (c)		19	16,957

			928,519
Real Estate Investment Trusts (REITs) — 1.1%
Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25%, 10/15/23		61	51,545
Corrections Corp. of America, 4.63%, 5/01/23		5	4,825
Crown Castle International Corp.:
4.88%, 4/15/22		18	18,675
5.25%, 1/15/23		38	39,947
Equinix, Inc., 5.88%, 1/15/26		47	48,410
ESH Hospitality, Inc., 5.25%, 5/01/25 (c)		13	12,675
FelCor Lodging LP, 6.00%, 6/01/25		56	56,840
GEO Group, Inc., 5.88%, 10/15/24		50	48,500
Iron Mountain, Inc., 6.00%, 10/01/20 (c)		15	15,825
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/21		42	42,735

			339,977
Real Estate Management & Development — 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (c)		38	32,300
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (c)		18	18,000
Realogy Group LLC/Realogy Co-Issuer Corp.:
4.50%, 4/15/19 (c)		15	15,413
5.25%, 12/01/21 (c)		81	83,025
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (c)		15	15,000
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (a)(d)		15	—

			163,738

Corporate Bonds		Par (000)	Value
Road & Rail — 0.9%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.13%, 6/01/22 (c)	USD	10	$9,875
5.25%, 3/15/25 (c)		96	90,960
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (c)		41	37,515
Hertz Corp.:
6.75%, 4/15/19		20	20,430
7.38%, 1/15/21		30	31,125
JCH Parent, Inc., 10.50% (10.50% Cash or 11.25% PIK), 3/15/19 (c)(h)		101	61,656
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (c)		34	33,490

			285,051
Semiconductors & Semiconductor Equipment — 0.1%
Advanced Micro Devices, Inc., 7.50%, 8/15/22		10	6,800
Micron Technology, Inc., 5.25%, 1/15/24 (c)		25	22,000

			28,800
Software — 3.1%
Audatex North America, Inc.:
6.00%, 6/15/21 (c)		20	20,150
6.13%, 11/01/23 (c)		60	60,375
Ensemble S Merger Sub, Inc., 9.00%, 9/30/23 (c)		21	20,291
First Data Corp.:
5.38%, 8/15/23 (c)		51	51,255
7.00%, 12/01/23 (c)		317	317,000
5.00%, 1/15/24 (c)		75	74,625
5.75%, 1/15/24 (c)		247	243,295
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13% Cash or 7.88% PIK), 5/01/21 (c)(h)		66	47,685
Infor U.S., Inc., 6.50%, 5/15/22 (c)		42	35,490
Informatica LLC, 7.13%, 7/15/23 (c)		72	65,160
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23 (c)		47	48,527

			983,853
Specialty Retail — 0.9%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		29	29,943
L Brands, Inc., 6.88%, 11/01/35 (c)		65	66,787
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (c)		89	65,860
Party City Holdings, Inc., 6.13%, 8/15/23 (c)		12	11,640
Penske Automotive Group, Inc.:
5.75%, 10/01/22		59	60,623
5.38%, 12/01/24		17	17,170
Sally Holdings LLC/Sally Capital, Inc., 5.50%, 11/01/23		22	22,495
Sonic Automotive, Inc., 5.00%, 5/15/23		13	12,350

			286,868
Technology Hardware, Storage & Peripherals — 0.0%
Dell, Inc., 6.50%, 4/15/38		7	5,740
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co.:
6.88%, 5/01/22		20	21,400
5.00%, 5/01/25		5	4,975
Springs Industries, Inc., 6.25%, 6/01/21		44	43,560

			69,935
Thrifts & Mortgage Finance — 0.7%
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (c)		200	177,500

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	81

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Thrifts & Mortgage Finance (continued)
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (c)	USD	30	$30,450

			207,950
Trading Companies & Distributors — 3.0%
Aircastle Ltd.:
7.63%, 4/15/20		4	4,500
5.13%, 3/15/21		27	27,743
5.50%, 2/15/22		20	20,500
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23 (c)		18	18,135
Beacon Roofing Supply, Inc., 6.38%, 10/01/23 (c)		16	16,300
HD Supply, Inc.:
7.50%, 7/15/20		282	293,280
5.25%, 12/15/21 (c)		203	207,060
International Lease Finance Corp.:
8.25%, 12/15/20		150	177,375
4.63%, 4/15/21		17	17,425
5.88%, 8/15/22		80	85,200
United Rentals North America, Inc.:
8.25%, 2/01/21		37	38,711
5.75%, 11/15/24		15	14,850
5.50%, 7/15/25		46	44,620

			965,699
Wireless Telecommunication Services — 2.5%
SBA Communications Corp.:
5.63%, 10/01/19		10	10,425
4.88%, 7/15/22		70	68,950
Sprint Capital Corp.:
6.88%, 11/15/28		40	27,900
8.75%, 3/15/32		45	33,750
Sprint Communications, Inc.:
9.00%, 11/15/18 (c)		222	233,655
7.00%, 3/01/20 (c)		31	31,077
Sprint Corp.:
7.88%, 9/15/23		94	70,594
7.13%, 6/15/24		126	90,877
T-Mobile USA, Inc.:
6.63%, 4/28/21		22	22,825
6.13%, 1/15/22		10	10,275
6.73%, 4/28/22		5	5,213
6.00%, 3/01/23		28	28,350
6.84%, 4/28/23		10	10,350
6.50%, 1/15/24		75	76,500
6.50%, 1/15/26		88	88,835

			809,576
Total Corporate Bonds — 76.0%			24,156,506

Floating Rate Loan Interests (e)
Aerospace & Defense — 0.0%
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		13	9,152
Air Freight & Logistics — 0.3%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		33	27,176

Floating Rate Loan Interests (e)		Par (000)	Value
Air Freight & Logistics (continued)
Ceva Intercompany B.V., Dutch BV Term Loan, 6.50%, 3/19/21	USD	34	$28,157
Ceva Logistics Canada, ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		6	4,855
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), US Term Loan, 6.50%, 3/19/21		47	38,837

			99,025
Airlines — 0.2%
Air Medical Group Holdings, Inc., Initial Term Loan, 4.50%, 4/28/22		30	28,824
Northwest Airlines, Inc.:
Loan B757-200, 1.77%, 9/10/18		10	9,215
Loan B757-200, 1.77%, 9/10/18		9	8,730
Loan B757-300, 1.77%, 3/10/17		9	8,730
Loan B757-300, 2.39%, 3/10/17		8	7,590
Loan B757-300, 2.39%, 3/10/17		7	7,260

			70,349
Chemicals — 0.6%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		188	174,433
MacDermid, Inc. (Platform Specialty Products Corp.), Term Loan B3, 5.50%, 6/07/20		21	20,282

			194,715
Communications Equipment — 0.1%
Blue Coat Holdings, Inc., Initial Term Loan, 4.50%, 5/20/22		11	10,606
Commscope, Inc., Tranche 5 Term Loan (2015), 3.75% - 3.83%, 12/29/22		18	17,668

			28,274
Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		45	42,082
Construction Materials — 0.1%
Stardust Finance Holdings, Inc., Senior Lien Term Loan, 6.50%, 3/14/22		13	12,743
Diversified Consumer Services — 0.1%
Houghton Mifflin Harcourt Co., Term Loan, 4.00%, 5/28/21		15	14,243
Diversified Telecommunication Services — 0.5%
Avaya, Inc., Term B-7 Loan, 6.25%, 5/29/20		30	20,900
LightSquared LP, Term Loan, 9.75%, 6/15/20		150	136,875

			157,775
Electric Utilities — 0.5%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 6/19/16		48	47,959
Texas Competitive Electric Holdings Co., LLC (TXU), DIP Delayed Draw Term Loan (2014), 3.75%, 11/07/16		121	120,123

			168,082
Food & Staples Retailing — 0.1%
BJ’s Wholesale Club, Inc., 2013 (November) Replacement Loan (Second Lien), 8.50%, 3/26/20		30	26,650

See Notes to Financial Statements.

82	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Floating Rate Loan Interests (e)		Par (000)	Value
Health Care Equipment & Supplies — 0.2%
Alere, Inc. (FKA IM US Holdings, LLC), B Term Loan, 4.25%, 6/20/22	USD	14	$13,760
DJO Finance LLC, Initial Term Loan, 4.25%, 6/08/20		35	33,548

			47,308
Health Care Providers & Services — 0.1%
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.), Tranche B-2 Term Loan, 4.50%, 10/28/22		24	23,820
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 5.25%, 11/03/20		19	19,158

			42,978
Hotels, Restaurants & Leisure — 0.9%
Amaya Holdings B.V.:
Initial Term B Loan (First Lien), 5.00%, 8/01/21		33	31,032
Initial Term B Loan (Second Lien), 8.00%, 8/01/22		53	52,369
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		216	195,672
Station Casinos LLC, B Term Loan, 4.25%, 3/02/20		19	18,714

			297,787
Insurance — 0.1%
AssuredPartners, Inc., First Lien Term Loan, 5.75%, 10/21/22		22	21,817
Life Sciences Tools & Services — 0.2%
Jaguar Holding Co. I (AKA Pharmaceutical Product Development, Inc.), Initial Term Loan, 4.25%, 8/18/22		50	48,136
Sterigenics-Nordion Holdings, LLC, Initial Term Loan, 4.25%, 5/16/22		11	10,780

			58,916
Machinery — 0.3%
Accudyne Industries Borrower S.C.A./Accudyne Industries, LLC (AKA Hamilton Sundstrand), Refinancing Term Loan, 4.00%, 12/13/19		64	53,703
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/06/21		41	38,380

			92,083
Media — 0.5%
Advantage Sales & Marketing, Inc., Initial Term Loan (First Lien), 4.25%, 7/23/21		35	33,170
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.):
Term Loan, 7.00%, 3/31/20		82	79,875
Term Loan, 0.00%, 6/30/16 (a)(d)		20	—
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.), Tranche D Term Loan, 7.17%, 1/30/19		57	40,071
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20		13	12,362

			165,478
Metals & Mining — 0.1%
Novelis, Inc., Initial Term Loan, 4.00%, 6/02/22		26	24,646
Oil, Gas & Consumable Fuels — 0.1%
CITGO Holding, Inc., Term Loan, 9.50%, 5/12/18		27	27,130

Floating Rate Loan Interests (e)		Par (000)	Value
Pharmaceuticals — 0.2%
Valeant Pharmaceuticals International, Inc.:
Series E1 Tranche B Term Loan, 3.75%, 8/05/20	USD	27	$25,853
Series F-1 Tranche B Term Loan, 4.00%, 4/01/22		39	37,389

			63,242
Real Estate Management & Development — 0.0%
Realogy Group LLC (FKA Realogy Corp.), Extended Synthetic Commitment, 0.27% — 4.40%, 10/10/16		6	5,672
Road & Rail — 0.2%
Hertz Corp., Tranche B-2 Term Loan, 3.00%, 3/11/18		61	60,399
Semiconductors & Semiconductor Equipment — 0.4%
Avago Technologies, Term Loan B, 3.50%, 11/11/22		85	83,991
Microsemi Corp., Term Loan, 4.50%, 12/17/22		12	11,766
NXP BV (NXP Funding LLC), Tranche B Loan, 3.75%, 12/07/20		32	31,414

			127,171
Software — 0.9%
Epicor Software Corp. (FKA Eagle Parent, Inc.), Term B Loan, 4.75%, 6/01/22		52	50,391
First Data Corp., 2018 New Dollar Term Loan, 3.92%, 3/23/18		115	113,449
Informatica Corp., Dollar Term Loan, 4.50%, 8/05/22		33	31,613
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		90	89,082
TIBCO Software, Inc., Term Loan, 6.50%, 12/04/20		10	8,949

			293,484
Total Floating Rate Loan Interests — 6.8%			2,151,201

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.3%
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.45%, 11/05/30 (c)(e)		113	112,955

Other Interests (i)		Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp., Escrow (a)(d)		150	1,313
Lear Corp., Escrow (a)(d)		100	875

			2,188
Capital Markets — 0.1%
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (a)(d)		110	8,113
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (a)(d)		30	2,213

			10,326

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	83

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Other Interests (i)		Beneficial Interest (000)		Value
Household Durables — 0.2%
Stanley-Martin, Class B Membership Units (a)	USD	—	(j)	$69,400
Total Other Interests — 0.3%				81,914

Preferred Securities
Capital Trusts		Par (000)
Banks — 2.4%
Bank of America Corp.:
Series AA, 6.10% (e)(k)		22		22,303
Series V, 5.13% (e)(k)		70		66,675
Series X, 6.25% (e)(k)		115		115,287
Series Z, 6.50% (e)(k)		55		57,956
Citigroup, Inc.:
5.95% (e)(k)		75		73,387
Series N, 5.80% (e)(k)		40		39,660
Series P, 5.95% (e)(k)		70		67,375
Series R, 6.13% (e)(k)		23		23,460
JPMorgan Chase & Co.:
Series 1, 7.90% (e)(k)		75		76,350
Series V, 5.00% (e)(k)		65		61,750
Series Z, 5.30% (e)(k)		84		83,685
Wells Fargo & Co.:
Series S, 5.90% (e)(k)		15		15,131
Series U, 5.88% (e)(k)		69		72,623

				775,642
Capital Markets — 0.5%
Goldman Sachs Group, Inc., Series L, 5.70% (e)(k)		86		85,463
Morgan Stanley:
Series H, 5.45% (e)(k)		30		29,287
Series J, 5.55% (e)(k)		30		30,000
State Street Corp., Series F, 5.25% (e)(k)		5		5,006

				149,756
Consumer Finance — 0.2%
American Express Co., Series C, 4.90% (e)(k)		60		57,000
Wireless Telecommunication Services — 0.3%
Telefonica Europe BV, 4.20% (e)(k)	EUR	100		106,910
Total Capital Trusts — 3.4%				1,089,308

Preferred Stocks	Shares	Value
Consumer Finance — 0.0%
Ally Financial, Inc., Series A, 8.50% (e)	536	$ 13,807
Diversified Financial Services — 0.2%
RBS Capital Funding Trust VI, Series F, 6.25%	2,075	52,145
Total Preferred Stocks — 0.2%		65,952

Trust Preferreds
Consumer Finance — 0.7%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (e)	8,676	220,023
Diversified Financial Services — 0.2%
RBS Capital Funding Trust VII, Series G, 6.08% (k)	2,668	66,513
Total Trust Preferreds — 0.9%		286,536
Total Preferred Securities — 4.5%		1,441,796
Total Long-Term Investments (Cost — $32,360,636) — 92.3%		29,329,861

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (l)(m)	1,971,388	1,971,388
Total Short-Term Securities (Cost — $1,971,388) — 6.2%		1,971,388
Total Investments (Cost — $34,332,024) — 98.5%		31,301,249
Other Assets Less Liabilities — 1.5%		486,608

Net Assets — 100.0%		$31,787,857

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $195 and an original cost of $195 which was 0.0% of its net assets.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Variable rate security. Rate as of period end.

(f)	Convertible security.

(g)	Zero-coupon bond.

(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(j)	Amount is less than $500.

(k)	Perpetual security with no stated maturity date.

See Notes to Financial Statements.

84	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock High Yield Portfolio

(i)	During the year ended December 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Shares Purchased		Shares Sold	Shares Held at December 31, 2015	Value Held at December 31, 2015	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	433,841	1,537,547	[1]	—	1,971,388	$1,971,388	$746	$28
iShares iBoxx $ High Yield Corporate Bond ETF	2,399	18,547		(20,946)	—	—	$21,025	$(54,696)

[1]	Represents net shares purchased.

(m)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contract
Contracts Short	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(1)	Euro-Bobl	March 2016	USD	142,006	$ 1,260
(2)	Euro-Bund	March 2016	USD	343,241	4,910
(3)	Russell 2000 Mini Index	March 2016	USD	339,450	(7,233)
(22)	S&P 500 E-Mini Index	March 2016	USD	2,238,940	(32,207)
Total					$(33,270)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	361,375	CAD	483,000	HSBC Bank PLC	1/06/16	$ 12,307
USD	1,313,417	EUR	1,240,000	UBS AG	1/06/16	(34,363)
Total						$(22,056)

Centrally Cleared Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 25 Version 1	5.00%	12/20/20	B+	USD	650	$6,915

[1]	Using S&P’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Transactions in Options Written for the Year Ended December 31, 2015

	Puts
	Contracts	Premiums Received
Outstanding options, beginning of year	—	—
Options written	252	$ 25,281
Options closed	(252)	(25,281)

Outstanding options, end of year	—	—

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	85

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$6,170	—	$6,170
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$12,307	—	—	12,307
Swaps — centrally cleared	Net unrealized appreciation[1]	—	$6,915	—	—	—	—	6,915
Total		—	$6,915	—	$12,307	$6,170	—	$25,392

Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	$39,440	—	—	—	$39,440
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$34,363	—	—	34,363
Total		—	—	$39,440	$34,363	—	—	$73,803

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended December 31, 2015, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	$(126,506)	—	$(4,915)	—	$(131,421)
Foreign currency transactions	—	—	—	$589,529	—	—	589,529
Options purchased[1]	—	—	(7,978)	—	—	—	(7,978)
Options written	—	—	4,104	—	—	—	4,104
Swaps	—	$28,822	—	—	—	—	28,822
Total	—	$28,822	$(130,380)	$589,529	$(4,915)	—	$483,056

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	$68,417	—	$ 6,170	—	$74,587
Foreign currency translations	—	—	—	$(218,491)	—	—	(218,491)
Swaps	—	$10,126	—	—	—	—	10,126
Total	—	$10,126	$68,417	$(218,491)	$ 6,170	—	$(133,778)

[1]	Options purchased are included in the net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts - short	$2,473,471
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$2,607,460
Average amounts sold - USD	$405,044
Options:
Average value of option contracts purchased	$4,524
Average value of option contracts written	$1,334
Credit default swaps:
Average notional value - sell protection	$1,108,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

86	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$24,570	—
Forward foreign currency exchange contracts	12,307	$34,363
Swaps — Centrally cleared	—	294

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$36,877	$34,657
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(24,570)	(294)

Total derivative assets and liabilities subject to an MNA	$12,307	$34,363

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
HSBC Bank PLC	$12,307	—	—	—	$12,307

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
UBS AG	$34,363	—	—	—	$34,363

[1]	Net amount represents the net amount receivable due to the counterparty in the event of default.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[3]:
Common Stocks	$946,844	$438,450	$195	$1,385,489
Corporate Bonds	—	23,935,748	220,758	24,156,506
Floating Rate Loan Interests	—	2,078,981	72,220	2,151,201
Non-Agency Mortgage-Backed Securities	—	112,955	—	112,955
Other Interests	—	10,326	71,588	81,914
Preferred Securities	352,488	1,089,308	—	1,441,796
Short-Term Securities	1,971,388	—	—	1,971,388

Total	$3,270,720	$27,665,768	$364,761	$31,301,249

[3]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	87

Schedule of Investments (concluded)	BlackRock High Yield Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$6,915	—	$6,915
Foreign currency exchange contracts	—	12,307	—	12,307
Interest rate contracts	$6,170	—	—	6,170
Liabilities:
Equity contracts	(39,440)	—	—	(39,440)
Foreign currency exchange contracts	—	(34,363)	—	(34,363)

Total	$(33,270)	$(15,141)	—	$(48,411)

[1]

Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$8,915	—	—	$8,915
Cash pledged for financial futures contracts	124,800	—	—	124,800
Cash pledged for centrally cleared swaps	40,190	—	—	40,190

Total	$173,905	—	—	$173,905

During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Total
Assets:
Opening Balance, as of December 31, 2014	$—	$258,807	$ 435,457	$ 72,538	$766,802
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	(191,186)	—	(191,186)
Accrued discounts/premiums	—	—	1,373	—	1,373
Net realized gain (loss)	(305,426)	(41,275)	(1,872)	—	(348,573)
Net change in unrealized appreciation (depreciation)[2,3]	305,426	42,798	18,949	(950)	366,223
Purchases	195	82,479	81,408	—	164,082
Sales	—	(122,051)	(271,909)	—	(393,960)

Closing Balance, as of December 31, 2015	$195	$220,758	$ 72,220	$ 71,588	$364,761

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015[3]	—	$(4,500)	$ (1,318)	$ (950)	$(6,768)

[2]	Included in the related change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

88	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments December 31, 2015	BlackRock Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.3%
Raytheon Co.	17,330	$2,158,105
Air Freight & Logistics — 1.3%
FedEx Corp.	14,280	2,127,577
Airlines — 2.1%
Southwest Airlines Co.	58,400	2,514,704
United Continental Holdings, Inc. (a)	18,600	1,065,780

		3,580,484
Auto Components — 2.3%
Goodyear Tire & Rubber Co.	30,900	1,009,503
Lear Corp.	22,900	2,812,807

		3,822,310
Banks — 12.0%
Bank of America Corp.	235,879	3,969,844
Citigroup, Inc.	79,493	4,113,763
JPMorgan Chase & Co.	87,165	5,755,505
SunTrust Banks, Inc.	58,730	2,515,993
U.S. Bancorp	93,765	4,000,952

		20,356,057
Beverages — 2.3%
Dr. Pepper Snapple Group, Inc.	26,000	2,423,200
Molson Coors Brewing Co., Class B	15,800	1,483,936

		3,907,136
Biotechnology — 2.8%
Amgen, Inc.	20,980	3,405,683
Gilead Sciences, Inc.	13,800	1,396,422

		4,802,105
Building Products — 0.5%
Owens Corning	19,300	907,679
Capital Markets — 1.7%
Goldman Sachs Group, Inc.	16,470	2,968,388
Chemicals — 1.5%
Dow Chemical Co.	22,700	1,168,596
Eastman Chemical Co.	19,570	1,321,171

		2,489,767
Communications Equipment — 2.9%
Brocade Communications Systems, Inc.	116,856	1,072,738
Cisco Systems, Inc.	140,450	3,813,920

		4,886,658
Consumer Finance — 0.6%
SLM Corp. (a)	161,658	1,054,010
Containers & Packaging — 0.5%
Packaging Corp. of America	13,641	860,065
Electronic Equipment, Instruments & Components — 0.6%
CDW Corp.	26,060	1,095,562
Energy Equipment & Services — 2.1%
Atwood Oceanics, Inc. (b)	43,100	440,913
Schlumberger Ltd.	40,040	2,792,790
Weatherford International PLC (a)(b)	45,550	382,165

		3,615,868
Food & Staples Retailing — 2.8%
CVS Health Corp.	45,875	4,485,199
Kroger Co.	5,300	221,699

		4,706,898
Food Products — 1.1%
Pilgrim’s Pride Corp. (b)	13,900	307,051

Common Stocks	Shares	Value
Food Products (continued)
Tyson Foods, Inc., Class A	30,270	$1,614,299

		1,921,350
Health Care Equipment & Supplies — 0.1%
Medtronic PLC	2,470	189,992
Health Care Providers & Services — 11.7%
Aetna, Inc.	35,800	3,870,696
Centene Corp. (a)(b)	28,200	1,855,842
Cigna Corp.	26,100	3,819,213
Express Scripts Holding Co. (a)	6,200	541,942
Humana, Inc.	9,500	1,695,845
Laboratory Corp. of America Holdings (a)	15,570	1,925,075
McKesson Corp.	7,700	1,518,671
UnitedHealth Group, Inc.	25,400	2,988,056
Universal Health Services, Inc., Class B	12,922	1,544,050

		19,759,390
Hotels, Restaurants & Leisure — 2.5%
Carnival Corp.	69,508	3,786,796
Las Vegas Sands Corp.	8,500	372,640

		4,159,436
Household Durables — 1.3%
DR Horton, Inc. (b)	23,972	767,823
Lennar Corp., Class A (b)	13,500	660,285
NVR, Inc. (a)	242	397,606
Toll Brothers, Inc. (a)	11,144	371,095

		2,196,809
Industrial Conglomerates — 0.4%
3M Co.	4,175	628,922

Insurance — 3.4%
American International Group, Inc.	62,200	3,854,534
Travelers Cos., Inc.	17,320	1,954,735

		5,809,269
Internet & Catalog Retail — 1.0%
Priceline Group, Inc. (a)	1,350	1,721,183
Internet Software & Services — 5.2%
Alphabet, Inc., Class A (a)	3,985	3,100,370
Alphabet, Inc., Class C (a)	4,166	3,161,494
Facebook, Inc., Class A (a)	24,070	2,519,166

		8,781,030
IT Services — 5.7%
Amdocs Ltd.	25,796	1,407,688
Cognizant Technology Solutions Corp., Class A (a)	44,800	2,688,896
DST Systems, Inc.	6,743	769,107
MasterCard, Inc., Class A	36,100	3,514,696
Total System Services, Inc.	24,890	1,239,522

		9,619,909
Machinery — 0.3%
WABCO Holdings, Inc. (a)(b)	5,500	562,430
Media — 3.9%
Comcast Corp., Class A	79,500	4,486,185
Omnicom Group, Inc. (b)	16,050	1,214,343
Viacom, Inc., Class B	20,900	860,244

		6,560,772
Multi-Utilities — 0.8%
Public Service Enterprise Group, Inc.	36,200	1,400,578

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	89

Schedule of Investments (continued)	BlackRock Large Cap Core Portfolio

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels — 3.2%
BP PLC - ADR	52,040	$1,626,770
Exxon Mobil Corp.	1,360	106,012
Hess Corp.	5,068	245,697
PBF Energy, Inc., Class A	6,960	256,198
Suncor Energy, Inc.	69,650	1,796,970
Tesoro Corp.	5,518	581,432
Valero Energy Corp.	10,400	735,384

		5,348,463
Paper & Forest Products — 0.4%
Domtar Corp.	19,800	731,610
Pharmaceuticals — 3.3%
Allergan PLC (a)	3,600	1,125,000
Johnson & Johnson	6,150	631,728
Merck & Co., Inc.	4,548	240,225
Pfizer, Inc.	5,570	179,800
Teva Pharmaceutical Industries Ltd. - ADR	51,161	3,358,208

		5,534,961
Semiconductors & Semiconductor Equipment — 1.8%
Intel Corp.	29,590	1,019,375
Micron Technology, Inc. (a)	39,640	561,302
NVIDIA Corp.	42,800	1,410,688

		2,991,365
Software — 3.9%
Activision Blizzard, Inc.	60,850	2,355,503
Microsoft Corp.	57,040	3,164,579
Oracle Corp.	30,040	1,097,361

		6,617,443
Specialty Retail — 5.9%
Home Depot, Inc.	31,400	4,152,650
Lowe’s Cos., Inc.	56,400	4,288,656
Ross Stores, Inc.	27,528	1,481,282

		9,922,588

Common Stocks	Shares	Value
Technology Hardware, Storage & Peripherals — 3.7%
Apple Inc.	36,900	$3,884,094
EMC Corp.	20,770	533,374
Western Digital Corp.	29,740	1,785,887

		6,203,355
Textiles, Apparel & Luxury Goods — 0.2%
Fossil Group, Inc. (a)	7,900	288,824
Tobacco — 2.0%
Altria Group, Inc.	58,525	3,406,740
Total Common Stocks — 99.1%		167,695,088

Investment Companies — 0.4%
Utilities Select Sector SPDR Fund (b)	14,300	618,904
Total Long-Term Investments (Cost — $135,649,678) — 99.5%		168,313,992

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (c)(d)	914,407	914,407
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.39% (c)(d)(e)	$ 6,717	6,716,532
Total Short-Term Securities (Cost — $7,630,939) — 4.5%		7,630,939
Total Investments (Cost — $143,280,617) — 104.0%		175,944,931
Liabilities in Excess of Other Assets — (4.0)%		(6,771,859)

Net Assets — 100.0%		$169,173,072

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the year ended December 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2014	Net Activity	Shares/Beneficial Interest Held at December 31, 2015	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	3,805,787	(2,891,380)	914,407	$2,036		$41
BlackRock Liquidity Series, LLC, Money Market Series	—	$6,716,532	$6,716,532	$10,155	[1]	—

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

90	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (concluded)	BlackRock Large Cap Core Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$167,695,088	—	—	$167,695,088
Investment Companies	618,904	—	—	618,904
Short-Term Securities	914,407	$6,716,532	—	7,630,939

Total	$169,228,399	$6,716,532	—	$175,944,931

[1]	See above Schedule of Investments for values in each industry.

The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $6,716,532 is categorized as level 2 within the disclosure hierarchy.

During the year ended December 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	91

Schedule of Investments December 31, 2015	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd., Series 2012-1AR, Class BR, 2.64%, 9/20/23 (a)(b)	USD	250	$248,712
ACE Securities Corp. Home Equity Loan Trust:
Series 2003-OP1, Class A2, 1.14%, 12/25/33 (b)		23	18,614
Series 2006-CW1, Class A2D, 0.68%, 7/25/36 (b)		195	108,596
B2R Mortgage Trust:
Series 2015-1, Class A1, 2.52%, 5/15/48 (a)		98	95,671
Series 2015-2, Class A, 3.34%, 11/15/48 (a)		100	99,507
Bayview Opportunity Master Fund IIIA Trust, Series 2014-16RP, Class A, 3.84%, 11/28/29 (a)(c)		49	48,130
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 6/15/30 (b)		20	10,154
Series 2000-A, Class A3, 7.83%, 6/15/30 (b)		18	9,717
Series 2000-A, Class A4, 8.29%, 6/15/30 (b)		32	17,845
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE10, Class 22A, 0.56%, 11/25/36-3/25/37 (b)		123	97,354
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (a)		44	43,805
CIFC Funding Ltd.:
Series 2011-1AR, Class A1R, 1.59%, 1/19/23 (a)(b)		98	97,799
Series 2014-2A, Class A1L, 1.86%, 5/24/26 (a)(b)		250	247,020
Citigroup Mortgage Loan Trust, Series 2006-NC1, Class A2D, 0.67%, 8/25/36 (b)		30	22,078
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH3, Class A3, 0.67%, 6/25/37 (b)		30	24,692
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, 1.04%, 9/25/33 (b)		27	25,094
Series 2004-5, Class A, 1.32%, 10/25/34 (b)		32	31,137
Series 2006-8, Class 2A3, 0.58%, 1/25/46 (b)		41	37,111
Series 2006-S10, Class A3, 0.74%, 10/25/36 (b)		39	30,932
Series 2006-S3, Class A4, 6.43%, 1/25/29 (c)		22	21,288
Series 2006-SPS1, Class A, 0.64%, 12/25/25 (b)		2	7,756
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.71%, 10/20/43 (a)(b)		15	14,964
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 6/25/35		18	17,222
Series 2006-S5, Class A5, 6.16%, 6/25/35		18	16,069
Series 2007-S1, Class A3, 5.81%, 11/25/36 (b)		36	35,934
CWHEQ Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4Q1B, 0.50%, 12/15/33 (a)(b)		42	35,695
CWHEQ Revolving Home Equity Loan Trust, Series 2005-B, Class 2A, 0.51%, 5/15/35 (b)		16	13,168
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (a)		110	109,169

Asset-Backed Securities		Par (000)	Value
Ford Credit Floorplan Master Owner Trust, Series 2012-5, Class C, 2.14%, 9/15/19	USD	100	$100,066
GSAMP Trust, Series 2007-H1, Class A1B, 0.62%, 1/25/47 (b)		18	12,001
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.37%, 7/25/36		17	7,329
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, 0.69%, 4/15/36 (b)		23	20,452
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A3A, 5.83%, 7/25/36 (c)		65	39,114
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class M1, 6.63%, 3/15/28 (b)		40	42,718
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 3.50%, 10/01/27 (a)		106	105,788
Long Beach Mortgage Loan Trust:
Series 2006-1, Class 1A, 0.64%, 2/25/36-11/25/36 (b)		68	47,581
Series 2006-2, Class 2A3, 0.61%, 3/25/46 (b)		30	12,045
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 1.02%, 12/25/34 (b)		35	31,156
Navient Private Education Loan Trust, Series 2014-CTA, Class B, 2.08%, 10/17/44 (a)(b)		100	94,848
New Century Home Equity Loan Trust, Series 2006-1, Class A2C, 0.70%, 5/25/36 (b)		60	32,065
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.65%, 8/23/24 (a)(b)		200	198,532
OneMain Financial Issuance Trust, Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		125	124,569
Option One Mortgage Acceptance Corp. Asset Back Certificates, Series 2003-4, Class A2, 1.06%, 7/25/33 (b)		50	47,107
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 1.47%, 7/22/25 (a)(b)		250	245,625
OZLM Funding Ltd., Series 2012-2A, Class A1, 1.80%, 10/30/23 (a)(b)		250	249,417
PFS Financing Corp., Series 2013-AA, Class B, 1.43%, 2/16/18 (a)(b)		170	169,800
RASC Trust, Series 2003-KS5, Class AIIB, 1.00%, 7/25/33 (b)		19	17,185
RCO Mortgage LLC, Series 2015-NQM1, Class A, 3.50%, 6/25/23 (a)(b)		50	49,960
Santander Drive Auto Receivables Trust:
Series 2014-S4, Class R, 1.43%, 4/16/19-6/18/19 (a)		31	31,323
Series 2014-S6, Class R, 1.43%, 12/17/19 (a)		4	4,103
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.70%, 4/25/35 (b)		2	2,068
Scholar Funding Trust:
Series 2011-A, Class A, 1.22%, 10/28/43 (a)(b)		63	60,259
Series 2013-A, Class A, 1.07%, 1/30/45 (a)(b)		187	174,226
Silvermore CLO Ltd., Series 2014-1A, Class A1, 1.81%, 5/15/26 (a)(b)		250	246,760
SLM Private Credit Student Loan Trust:
Series 2004-B, Class A2, 0.71%, 6/15/21 (b)		47	46,236
Series 2004-B, Class A3, 0.84%, 3/15/24 (b)		25	23,592

See Notes to Financial Statements.

92	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Asset-Backed Securities		Par (000)	Value
SLM Private Education Loan Trust, Series 2013-B, Class A2A, 1.85%, 6/17/30 (a)	USD	320	$311,225
SLM Student Loan Trust, Series 2013-C, Class A2B, 1.73%, 10/15/31 (a)(b)		100	100,137
SMB Private Education Loan Trust, Series 2015-B, Class A3, 2.08%, 5/17/32 (a)(b)		100	97,779
SoFi Professional Loan Program LLC, Series 2015-B, Class A2, 2.51%, 9/27/32 (a)		87	85,563
SpringCastle America Funding LLC, Series 2014-AA, Class B, 4.61%, 10/25/27 (a)		25	25,047
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.72%, 1/25/35 (b)		51	47,369
SWAY Residential Trust, Series 2014-1, Class A, 1.65%, 1/17/20 (a)(b)		99	97,233
Symphony CLO XV Ltd., Series 2014-15A, Class B1, 2.52%, 10/17/26 (a)(b)		250	247,879
TICP CLO III Ltd., Series 2014-3A, Class A, 1.86%, 1/20/27 (a)(b)		250	246,626
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.57%, 5/17/32 (a)(b)		100	97,943
U.S. Residential Opportunity Fund Trust, Series 2015-1III, Class A, 3.72%, 1/27/35 (a)		75	74,159
Venture XIX CLO Ltd., Series 2014-19A, Class A, 1.92%, 1/15/26 (a)(b)		250	248,369
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, 0.55%, 7/25/37 (a)(b)		37	32,866
Total Asset-Backed Securities — 8.9%			5,533,353

Corporate Bonds
Aerospace & Defense — 0.4%
BAE Systems Holdings, Inc.:
2.85%, 12/15/20 (a)		12	11,969
3.85%, 12/15/25 (a)		8	7,920
4.75%, 10/07/44 (a)		3	2,920
Boeing Co.:
2.20%, 10/30/22		4	3,861
2.60%, 10/30/25		6	5,808
Lockheed Martin Corp.:
3.10%, 1/15/23		5	4,997
3.55%, 1/15/26		14	14,049
3.60%, 3/01/35		19	16,991
4.50%, 5/15/36		5	5,062
4.07%, 12/15/42		16	14,807
4.70%, 5/15/46		16	16,390
Northrop Grumman Corp., 3.85%, 4/15/45		12	10,783
Raytheon Co., 3.15%, 12/15/24		10	10,020
United Technologies Corp.:
1.78%, 5/04/18 (c)		78	77,213
4.15%, 5/15/45		19	18,154

			220,944
Air Freight & Logistics — 0.1%
FedEx Corp.:
4.90%, 1/15/34		32	32,874
3.90%, 2/01/35		3	2,731

Corporate Bonds		Par (000)	Value
Air Freight & Logistics (continued)
4.10%, 2/01/45	USD	20	$17,822
4.75%, 11/15/45		16	15,852

			69,279
Airlines — 0.3%
American Airlines Group, Inc., 4.63%, 3/01/20 (a)		34	32,385
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 5/01/27		84	81,312
Southwest Airlines Co.:
2.75%, 11/06/19		11	11,085
2.65%, 11/05/20		25	24,873
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 9/15/28 (a)		21	20,638
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		7	6,656

			176,949
Auto Components — 0.2%
BorgWarner, Inc., 3.38%, 3/15/25		23	21,713
Delphi Automotive PLC, 4.25%, 1/15/26		30	30,134
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		20	20,100
4.88%, 3/15/19		25	24,775
6.00%, 8/01/20		30	30,252

			126,974
Banks — 4.0%
Bank of America Corp.:
2.25%, 4/21/20		155	151,259
3.30%, 1/11/23		76	74,809
4.00%, 1/22/25		65	63,630
3.95%, 4/21/25		82	79,849
3.88%, 8/01/25		129	130,952
4.88%, 4/01/44		5	5,177
Bank of Nova Scotia:
1.30%, 7/21/17		248	247,222
2.80%, 7/21/21		110	110,605
BB&T Corp., 2.45%, 1/15/20		40	40,268
Citigroup, Inc.:
1.80%, 2/05/18		58	57,778
2.50%, 9/26/18		106	106,921
2.50%, 7/29/19		153	152,769
3.50%, 5/15/23		39	38,345
3.88%, 3/26/25		40	38,932
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (a)		330	330,825
HSBC USA, Inc.:
2.35%, 3/05/20		162	160,117
2.75%, 8/07/20		100	100,010
JPMorgan Chase & Co.:
1.35%, 2/15/17		152	151,694
2.20%, 10/22/19		35	34,717
2.75%, 6/23/20		7	7,031
3.88%, 9/10/24		112	111,411
3.90%, 7/15/25		64	65,953
4.25%, 10/01/27		30	29,928
U.S. Bancorp, 2.95%, 7/15/22		71	70,591
Wells Fargo & Co.:
2.60%, 7/22/20		69	68,823
2.55%, 12/07/20		27	26,867
3.55%, 9/29/25		35	35,315

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	93

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Corporate Bonds		Par (000)	Value
Banks (continued)
4.90%, 11/17/45	USD	16	$16,143

			2,507,941
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		12	10,311
Coca-Cola Co., 2.88%, 10/27/25		59	58,165
Molson Coors Brewing Co., 5.00%, 5/01/42		10	9,630

			78,106
Biotechnology — 0.4%
Amgen, Inc.:
2.13%, 5/01/20		40	39,455
5.65%, 6/15/42		30	32,463
4.40%, 5/01/45		20	18,530
Biogen, Inc.:
2.90%, 9/15/20		15	14,961
3.63%, 9/15/22		26	26,288
4.05%, 9/15/25		22	22,100
5.20%, 9/15/45		18	18,007
Celgene Corp.:
2.25%, 5/15/19		25	24,780
3.25%, 8/15/22		25	24,802
Gilead Sciences, Inc.:
2.35%, 2/01/20		10	10,007
3.65%, 3/01/26		8	8,068
4.60%, 9/01/35		9	9,152
4.50%, 2/01/45		13	12,716
4.75%, 3/01/46		7	7,084

			268,413
Building Products — 0.1%
Building Materials Corp. of America, 6.00%, 10/15/25 (a)		75	76,500
Capital Markets — 1.7%
Bank of New York Mellon Corp.:
2.10%, 1/15/19		71	71,330
3.00%, 2/24/25		51	50,153
Deutsche Bank AG, 1.88%, 2/13/18		37	36,685
Goldman Sachs Group, Inc.:
3.63%, 2/07/16		58	58,147
2.63%, 1/31/19		125	125,894
2.60%, 4/23/20		46	45,651
2.75%, 9/15/20		20	19,987
3.50%, 1/23/25		25	24,570
3.75%, 5/22/25		166	167,107
4.25%, 10/21/25		11	10,916
4.80%, 7/08/44		15	14,913
4.75%, 10/21/45		25	24,834
Jefferies Group LLC, 6.50%, 1/20/43		10	9,246
Lehman Brothers Holdings, Inc., 0.00%, 7/19/17 (b)(d)		150	—
Morgan Stanley:
2.80%, 6/16/20		76	76,242
3.75%, 2/25/23		153	156,713
3.70%, 10/23/24		56	56,269
4.00%, 7/23/25		77	79,293
4.30%, 1/27/45		29	27,669

			1,055,619
Chemicals — 0.3%
Agrium, Inc., 4.13%, 3/15/35		14	11,909
CF Industries, Inc.:
3.45%, 6/01/23		20	18,615
5.38%, 3/15/44		31	26,961
Dow Chemical Co.:
4.38%, 11/15/42		9	7,838

Corporate Bonds		Par (000)	Value

Chemicals (continued)
4.63%, 10/01/44	USD	11	$9,943
Eastman Chemical Co., 4.80%, 9/01/42		15	13,772
Ecolab, Inc., 2.25%, 1/12/20		19	18,891
Huntsman International LLC, 5.13%, 11/15/22 (a)		20	18,000
Monsanto Co., 3.60%, 7/15/42		25	18,089
Sherwin-Williams Co., 4.00%, 12/15/42		10	9,447

			153,465
Commercial Services & Supplies — 0.2%
Aviation Capital Group Corp., 2.88%, 9/17/18 (a)		55	54,684
Republic Services, Inc., 3.20%, 3/15/25		36	34,657
Waste Management, Inc.:
3.13%, 3/01/25		13	12,652
3.90%, 3/01/35		16	14,899

			116,892
Communications Equipment — 0.1%
Harris Corp.:
2.70%, 4/27/20		14	13,735
4.85%, 4/27/35		30	29,519
5.05%, 4/27/45		15	14,688
Juniper Networks, Inc., 3.30%, 6/15/20		21	20,909

			78,851
Consumer Finance — 1.9%
Ally Financial, Inc.:
4.13%, 2/13/22		60	59,400
5.13%, 9/30/24		65	66,544
American Express Credit Corp.:
1.13%, 6/05/17		145	144,331
2.25%, 8/15/19		65	65,011
Capital One Financial Corp., 4.20%, 10/29/25		34	33,570
Discover Financial Services, 3.75%, 3/04/25		23	22,087
Ford Motor Credit Co. LLC, 1.72%, 12/06/17		235	231,380
General Motors Financial Co., Inc.:
2.75%, 5/15/16		70	70,205
2.63%, 7/10/17		100	100,305
4.75%, 8/15/17		90	93,280
3.10%, 1/15/19		13	12,981
3.70%, 11/24/20		37	37,100
3.45%, 4/10/22		35	33,574
4.00%, 1/15/25		56	53,130
Synchrony Financial:
2.60%, 1/15/19		36	35,871
2.70%, 2/03/20		19	18,636
4.50%, 7/23/25		35	34,917
Toyota Motor Credit Corp., 2.75%, 5/17/21		81	81,874

			1,194,196
Containers & Packaging — 0.2%
Reynolds Group Issuer, Inc., 6.88%, 2/15/21		130	133,900
Diversified Financial Services — 0.8%
BP Capital Markets PLC, 2.24%, 5/10/19		86	86,114
General Electric Capital Corp.:
3.15%, 9/07/22		50	51,174
3.10%, 1/09/23		102	103,531
Intercontinental Exchange, Inc.:
2.75%, 12/01/20		18	17,996
3.75%, 12/01/25		12	12,033
Moody’s Corp., 4.50%, 9/01/22		24	25,436
Shell International Finance BV:
2.13%, 5/11/20		83	81,652
4.13%, 5/11/35		70	66,817
3.63%, 8/21/42		16	13,350

See Notes to Financial Statements.

94	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Corporate Bonds		Par (000)	Value
Diversified Financial Services (continued)
Woodside Finance Ltd., 3.65%, 3/05/25 (a)	USD	9	$7,971

			466,074
Diversified Telecommunication Services — 1.3%
AT&T Inc.:
2.38%, 11/27/18		21	21,143
2.30%, 3/11/19		30	29,985
2.45%, 6/30/20		68	66,968
3.88%, 8/15/21		32	33,014
3.00%, 6/30/22		96	93,698
3.40%, 5/15/25		79	75,926
4.30%, 12/15/42		33	28,198
4.75%, 5/15/46		17	15,565
Intelsat Jackson Holdings SA, 5.50%, 8/01/23		20	15,700
Verizon Communications, Inc.:
2.63%, 2/21/20		106	106,369
3.45%, 3/15/21		66	67,524
5.05%, 3/15/34		17	16,937
4.40%, 11/01/34		110	101,489
3.85%, 11/01/42		98	80,104
4.86%, 8/21/46		40	37,869

			790,489
Electric Utilities — 1.2%
Alabama Power Co., 2.80%, 4/01/25		8	7,719
Commonwealth Edison Co., 4.70%, 1/15/44		25	26,296
Duke Energy Carolinas LLC:
4.25%, 12/15/41		40	39,870
3.75%, 6/01/45		19	17,597
Duke Energy Corp.:
3.05%, 8/15/22		2	1,972
3.75%, 4/15/24		27	27,356
4.80%, 12/15/45		25	25,257
Duke Energy Florida LLC, 3.85%, 11/15/42		19	17,777
Entergy Arkansas, Inc., 3.70%, 6/01/24		69	70,374
Exelon Corp., 2.85%, 6/15/20		51	50,721
Florida Power & Light Co., 3.80%, 12/15/42		14	13,257
Georgia Power Co., 3.00%, 4/15/16		156	156,866
PacifiCorp:
3.60%, 4/01/24		91	94,038
3.35%, 7/01/25		70	70,568
Progress Energy, Inc., 4.88%, 12/01/19		5	5,361
Public Service Co. of Colorado, 2.50%, 3/15/23		33	32,151
Puget Sound Energy, Inc., 4.30%, 5/20/45		39	39,502
Southern California Edison Co., 1.25%, 11/01/17		19	18,896
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (a)		57	57,004

			772,582
Electrical Equipment — 0.0%
Rockwell Automation, Inc., 2.88%, 3/01/25		25	24,381
Electronic Equipment, Instruments & Components — 0.0%
CDW LLC/CDW Finance Corp., 5.00%, 9/01/23		20	20,300
Energy Equipment & Services — 0.1%
Ensco PLC, 5.75%, 10/01/44		7	4,614
Schlumberger Holdings Corp., 3.00%, 12/21/20 (a)		48	47,380
Transocean, Inc., 6.80%, 3/15/38		10	5,388

			57,382
Food & Staples Retailing — 0.2%
CVS Health Corp.:
4.00%, 12/05/23		28	29,098

Corporate Bonds		Par (000)	Value
Food & Staples Retailing (continued)
4.88%, 7/20/35	USD	66	$68,144
5.30%, 12/05/43		10	10,741
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44		20	18,092
Wal-Mart Stores, Inc.:
2.55%, 4/11/23		17	16,765
4.00%, 4/11/43		10	9,711

			152,551
Food Products — 0.0%
Kraft Foods Group, Inc., 6.88%, 1/26/39		11	13,037
Health Care Equipment & Supplies — 0.9%
Abbott Laboratories, 2.55%, 3/15/22		98	97,390
Becton Dickinson and Co.:
1.45%, 5/15/17		30	29,873
1.80%, 12/15/17		11	10,984
2.68%, 12/15/19		38	38,207
3.13%, 11/08/21		17	17,143
4.69%, 12/15/44		8	8,071
Boston Scientific Corp.:
2.65%, 10/01/18		28	28,147
2.85%, 5/15/20		37	36,807
3.85%, 5/15/25		41	40,342
Medtronic, Inc.:
2.50%, 3/15/20		24	24,170
3.13%, 3/15/22		22	22,223
3.63%, 3/15/24		30	30,728
4.63%, 3/15/44		33	33,583
4.63%, 3/15/45		22	22,692
St. Jude Medical, Inc.:
2.80%, 9/15/20		26	26,010
3.88%, 9/15/25		9	9,084
Stryker Corp., 3.38%, 11/01/25		12	11,844
Zimmer Biomet Holdings, Inc.:
3.55%, 4/01/25		11	10,689
4.25%, 8/15/35		32	29,832

			527,819
Health Care Providers & Services — 1.4%
Aetna, Inc.:
4.50%, 5/15/42		26	25,541
4.13%, 11/07/42		14	13,100
AmerisourceBergen Corp.:
1.15%, 5/15/17		42	41,699
3.25%, 3/01/25		10	9,682
4.25%, 3/01/45		10	9,191
Anthem, Inc.:
1.88%, 1/15/18		130	129,436
2.30%, 7/15/18		164	163,691
3.30%, 1/15/23		65	63,168
4.65%, 8/15/44		17	16,203
Baylor Scott & White Holdings, 4.19%, 11/15/45		15	14,185
Catholic Health Initiatives, 4.35%, 11/01/42		10	9,353
Cigna Corp., 3.25%, 4/15/25		60	58,876
Dignity Health, 5.27%, 11/01/64		25	25,647
Express Scripts Holding Co.:
1.25%, 6/02/17		25	24,833
3.90%, 2/15/22		16	16,435
HCA, Inc., 5.25%, 4/15/25		65	65,488
Laboratory Corp. of America Holdings, 2.63%, 2/01/20		20	19,745
Ochsner Clinic Foundation, 5.90%, 5/15/45		10	10,743
Southern Baptist Hospital of Florida, Inc., 4.86%, 7/15/45		10	10,331

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	95

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
UnitedHealth Group, Inc.:
2.70%, 7/15/20	USD	15	$15,157
2.88%, 12/15/21		34	34,472
3.35%, 7/15/22		15	15,343
4.63%, 7/15/35		7	7,267
3.95%, 10/15/42		39	36,300

			835,886
Hotels, Restaurants & Leisure — 0.1%
McDonald’s Corp.:
2.75%, 12/09/20		10	9,993
3.70%, 1/30/26		10	9,992
4.70%, 12/09/35		8	7,970
4.60%, 5/26/45		10	9,622
4.88%, 12/09/45		9	9,055

			46,632
Household Durables — 0.1%
Newell Rubbermaid, Inc., 2.88%, 12/01/19		71	68,492
Household Products — 0.1%
Kimberly-Clark Corp.:
1.90%, 5/22/19		70	69,708
2.65%, 3/01/25		11	10,618

			80,326
Industrial Conglomerates — 0.2%
Eaton Corp., 2.75%, 11/02/22		40	38,706
General Electric Co., 4.50%, 3/11/44		54	55,573

			94,279
Insurance — 1.3%
Aflac, Inc., 3.63%, 6/15/23		21	21,741
Allstate Corp., 3.15%, 6/15/23		21	20,984
American International Group, Inc.:
3.38%, 8/15/20		37	38,042
3.75%, 7/10/25		25	24,777
3.88%, 1/15/35		22	19,405
4.50%, 7/16/44		28	25,893
4.38%, 1/15/55		16	13,749
Aon PLC, 4.75%, 5/15/45		13	12,852
Lincoln National Corp., 3.35%, 3/09/25		11	10,606
Loews Corp., 2.63%, 5/15/23		21	20,010
Marsh & McLennan Cos., Inc., 3.75%, 3/14/26		6	6,008
MetLife, Inc., 4.05%, 3/01/45		45	41,760
Metropolitan Life Global Funding I:
1.30%, 4/10/17 (a)		265	264,899
2.30%, 4/10/19 (a)		150	150,036
Prudential Financial, Inc., 4.60%, 5/15/44		53	52,738
Travelers Cos., Inc., 4.60%, 8/01/43		30	31,525
XLIT Ltd., 2.30%, 12/15/18		35	35,006

			790,031
Internet & Catalog Retail — 0.1%
Amazon.com, Inc., 2.60%, 12/05/19		38	38,596
IT Services — 0.6%
Fidelity National Information Services, Inc., 3.63%, 10/15/20		4	4,052
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18 (a)		65	64,964
3.60%, 10/15/20 (a)		57	57,131
International Business Machines Corp., 2.88%, 11/09/22		100	99,239
MasterCard, Inc., 3.38%, 4/01/24		31	31,680

Corporate Bonds		Par (000)	Value
IT Services (continued)
Visa, Inc.:
2.80%, 12/14/22	USD	56	$56,231
3.15%, 12/14/25		47	47,058
4.15%, 12/14/35		16	16,153
4.30%, 12/14/45		22	22,320

			398,828
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.:
3.30%, 2/15/22		24	23,941
3.65%, 12/15/25		9	8,949

			32,890
Machinery — 0.2%
Caterpillar, Inc., 4.75%, 5/15/64		39	37,567
Ingersoll-Rand Luxembourg Finance SA:
2.63%, 5/01/20		25	24,633
4.65%, 11/01/44		5	4,785
John Deere Capital Corp., 3.35%, 6/12/24		50	50,808

			117,793
Media — 1.5%
21st Century Fox America, Inc.:
3.70%, 9/15/24		19	19,157
3.70%, 10/15/25 (a)		8	7,980
4.75%, 9/15/44		13	12,504
4.95%, 10/15/45 (a)		4	3,950
CBS Corp., 2.30%, 8/15/19		25	24,723
CCO Safari II LLC:
3.58%, 7/23/20 (a)		43	42,742
4.46%, 7/23/22 (a)		87	86,696
6.38%, 10/23/35 (a)		36	36,372
CCOH Safari LLC, 5.75%, 2/15/26 (a)		15	15,038
Comcast Corp.:
3.38%, 8/15/25		49	49,606
4.25%, 1/15/33		10	9,826
4.40%, 8/15/35		50	50,298
4.60%, 8/15/45		17	17,213
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
4.60%, 2/15/21		70	74,142
6.38%, 3/01/41		13	13,953
Discovery Communications LLC:
3.45%, 3/15/25		18	16,295
4.88%, 4/01/43		10	8,231
DISH DBS Corp., 5.00%, 3/15/23		20	17,350
Interpublic Group of Cos., Inc.:
4.00%, 3/15/22		22	22,032
3.75%, 2/15/23		16	15,395
NBCUniversal Media LLC, 4.45%, 1/15/43		25	24,494
Scripps Networks Interactive, Inc., 2.75%, 11/15/19		19	18,689
Time Warner Cable, Inc.:
5.00%, 2/01/20		30	31,757
4.13%, 2/15/21		58	59,222
4.00%, 9/01/21		8	8,078
5.50%, 9/01/41		22	19,880
4.50%, 9/15/42		3	2,354
Time Warner, Inc.:
2.10%, 6/01/19		100	99,450
3.60%, 7/15/25		39	37,966
4.65%, 6/01/44		40	36,694
Viacom, Inc.:
2.75%, 12/15/19		49	48,338

See Notes to Financial Statements.

96	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Corporate Bonds		Par (000)	Value
Media (continued)
4.50%, 3/01/21	USD	24	$24,777

			955,202
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		30	18,000
5.40%, 11/14/34		17	9,010
Newmont Mining Corp., 3.50%, 3/15/22		14	12,478
Novelis, Inc., 8.75%, 12/15/20		145	133,038
Nucor Corp., 5.20%, 8/01/43		12	10,890

			183,416
Multiline Retail — 0.1%
Macy’s Retail Holdings, Inc., 4.50%, 12/15/34		16	13,373
Target Corp.:
3.50%, 7/01/24		11	11,414
4.00%, 7/01/42		14	13,669

			38,456
Multi-Utilities — 0.8%
Berkshire Hathaway Energy Co.:
2.40%, 2/01/20		17	16,841
3.50%, 2/01/25		17	16,858
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		16	16,506
CMS Energy Corp., 3.88%, 3/01/24		58	58,878
Consumers Energy Co., 3.95%, 5/15/43		14	13,550
Dominion Resources, Inc.:
1.95%, 8/15/16		58	58,146
2.50%, 12/01/19		40	39,852
DTE Electric Co., 3.95%, 6/15/42		19	18,189
DTE Energy Co.:
2.40%, 12/01/19		13	12,945
3.50%, 6/01/24		48	48,053
NiSource Finance Corp., 3.85%, 2/15/23		30	30,583
Pacific Gas & Electric Co.:
4.75%, 2/15/44		19	19,744
4.30%, 3/15/45		14	13,811
PG&E Corp., 2.40%, 3/01/19		29	28,938
Sempra Energy, 2.88%, 10/01/22		12	11,612
Virginia Electric & Power Co.:
3.45%, 2/15/24		20	20,418
4.45%, 2/15/44		14	14,399
4.20%, 5/15/45		32	31,775

			471,098
Oil, Gas & Consumable Fuels — 2.1%
Anadarko Petroleum Corp.:
7.95%, 6/15/39		18	19,233
4.50%, 7/15/44		18	13,780
California Resources Corp.:
8.00%, 12/15/22 (a)		12	6,315
6.00%, 11/15/24		5	1,525
Chevron Corp.:
2.19%, 11/15/19		10	9,996
1.96%, 3/03/20		102	100,515
CONSOL Energy, Inc., 5.88%, 4/15/22		20	12,400
Continental Resources, Inc.:
3.80%, 6/01/24		18	12,680
4.90%, 6/01/44		28	16,883
Devon Energy Corp., 5.60%, 7/15/41		21	15,872
Energy Transfer Partners LP:
4.15%, 10/01/20		20	18,450
4.65%, 6/01/21		32	30,043
4.90%, 3/15/35		21	15,269
6.63%, 10/15/36		15	12,990
5.15%, 2/01/43		19	13,583

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Enterprise Products Operating LLC:
3.90%, 2/15/24	USD	22	$20,526
3.70%, 2/15/26		56	50,232
4.45%, 2/15/43		49	37,382
Exxon Mobil Corp., 1.82%, 3/15/19		99	99,072
Halcon Resources Corp., 8.63%, 2/01/20 (a)		20	13,800
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		251	224,614
4.70%, 11/01/42		38	26,739
Kinder Morgan, Inc., 3.05%, 12/01/19		21	19,436
Laredo Petroleum, Inc., 7.38%, 5/01/22		5	4,600
Marathon Petroleum Corp., 4.75%, 9/15/44		12	9,809
MEG Energy Corp.:
6.50%, 3/15/21 (a)		8	5,600
7.00%, 3/31/24 (a)		50	35,500
Peabody Energy Corp., 6.00%, 11/15/18		12	2,220
Phillips 66, 4.88%, 11/15/44		11	9,814
Plains All American Pipeline LP/PAA Finance Corp.:
2.85%, 1/31/23		67	55,266
5.15%, 6/01/42		15	10,883
4.90%, 2/15/45		14	10,069
Regency Energy Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22		38	33,663
Spectra Energy Partners LP, 3.50%, 3/15/25		96	83,971
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23		33	27,853
TransCanada PipeLines Ltd.:
1.88%, 1/12/18		18	17,929
2.50%, 8/01/22		26	23,870
4.63%, 3/01/34		39	36,873
Valero Energy Corp., 3.65%, 3/15/25		63	59,423
Western Gas Partners LP, 4.00%, 7/01/22		30	26,535
Williams Partners LP:
4.00%, 11/15/21		49	40,870
4.50%, 11/15/23		12	9,713
4.90%, 1/15/45		42	26,739

			1,322,535
Paper & Forest Products — 0.1%
International Paper Co.:
3.65%, 6/15/24		17	16,627
4.80%, 6/15/44		25	22,743

			39,370
Pharmaceuticals — 1.2%
AbbVie, Inc.:
2.50%, 5/14/20		56	55,437
2.90%, 11/06/22		35	33,860
4.50%, 5/14/35		27	26,449
4.40%, 11/06/42		27	25,216
Actavis Funding SCS:
2.35%, 3/12/18		132	132,138
3.00%, 3/12/20		155	154,877
AstraZeneca PLC:
3.38%, 11/16/25		45	44,674
4.38%, 11/16/45		13	13,026
Bristol-Myers Squibb Co., 4.50%, 3/01/44		23	24,864
Eli Lilly & Co., 3.70%, 3/01/45		13	12,160
Endo Finance LLC/Endo Finco, Inc., 5.88%, 1/15/23 (a)		20	19,600
GlaxoSmithKline Capital PLC, 2.85%, 5/08/22		22	22,171
Mylan, Inc., 3.13%, 1/15/23 (a)		18	16,517
Novartis Capital Corp.:
4.40%, 4/24/20		35	38,330

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	97

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Corporate Bonds		Par (000)	Value
Pharmaceuticals (continued)
3.00%, 11/20/25	USD	20	$19,721
4.00%, 11/20/45		10	9,795
Pfizer, Inc.:
4.30%, 6/15/43		15	15,011
4.40%, 5/15/44		11	11,171
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		17	17,240
Valeant Pharmaceuticals International, Inc.,
6.13%, 4/15/25 (a)		55	49,088
Zoetis, Inc., 3.25%, 2/01/23		12	11,458

			752,803
Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp.:
3.45%, 9/15/21		22	22,108
3.50%, 1/31/23		8	7,819
5.00%, 2/15/24		8	8,468
AvalonBay Communities, Inc., 3.50%, 11/15/25		4	3,961
Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25%, 10/15/23		20	16,900
ERP Operating LP, 3.38%, 6/01/25		19	18,788
Omega Healthcare Investors, Inc., 4.50%, 4/01/27		16	15,065
Prologis LP, 3.75%, 11/01/25		7	6,944
Simon Property Group LP:
3.38%, 10/01/24		28	28,265
4.25%, 10/01/44		20	19,913
Ventas Realty LP, 3.75%, 5/01/24		40	39,197

			187,428
Road & Rail — 0.4%
Burlington Northern Santa Fe LLC:
3.45%, 9/15/21		10	10,221
3.00%, 3/15/23		24	23,651
4.15%, 4/01/45		10	9,063
4.70%, 9/01/45		10	9,978
CSX Corp.:
3.35%, 11/01/25		14	13,597
4.10%, 3/15/44		12	10,872
Norfolk Southern Corp., 4.45%, 6/15/45		19	17,903
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 2/01/22 (a)		42	40,781
Ryder System, Inc., 2.45%, 9/03/19		28	27,584
Union Pacific Corp.:
3.38%, 2/01/35		11	9,935
4.05%, 11/15/45		3	2,903
4.38%, 11/15/49		15	13,905
3.88%, 2/01/55		30	26,454
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		55	54,911

			271,758
Semiconductors & Semiconductor Equipment — 0.1%
Analog Devices, Inc.:
3.90%, 12/15/25		7	7,067
5.30%, 12/15/45		7	7,212
Applied Materials, Inc.:
2.63%, 10/01/20		22	21,975
3.90%, 10/01/25		16	16,086

			52,340
Software — 0.6%
First Data Corp.:
8.75%, 1/15/22 (a)		48	50,153
5.00%, 1/15/24 (a)		7	6,965
5.75%, 1/15/24 (a)		15	14,775

Corporate Bonds		Par (000)	Value
Software (continued)
Microsoft Corp.:
3.13%, 11/03/25	USD	16	$16,085
3.50%, 2/12/35		40	36,970
4.45%, 11/03/45		3	3,094
Oracle Corp.:
2.80%, 7/08/21		146	147,884
3.25%, 5/15/30		56	52,591
4.38%, 5/15/55		23	21,041

			349,558
Specialty Retail — 0.2%
Home Depot, Inc.:
3.35%, 9/15/25		7	7,153
5.40%, 9/15/40		11	12,818
4.40%, 3/15/45		11	11,369
Lowe’s Cos., Inc.:
3.38%, 9/15/25		8	8,122
4.25%, 9/15/44		12	11,943
4.38%, 9/15/45		6	6,167
QVC, Inc.:
3.13%, 4/01/19		12	11,844
5.13%, 7/02/22		28	27,911

			97,327
Technology Hardware, Storage & Peripherals — 0.4%
Apple Inc.:
2.10%, 5/06/19		139	140,625
2.00%, 5/06/20		59	58,939
3.45%, 2/09/45		12	10,332
HP, Inc., 3.75%, 12/01/20		6	5,953

			215,849
Textiles, Apparel & Luxury Goods — 0.0%
NIKE, Inc., 3.88%, 11/01/45		20	19,300
Tobacco — 0.3%
Altria Group, Inc.:
2.63%, 1/14/20		23	23,043
2.85%, 8/09/22		12	11,699
4.25%, 8/09/42		12	11,010
Philip Morris International, Inc.:
1.13%, 8/21/17		50	49,928
4.13%, 3/04/43		19	17,960
4.88%, 11/15/43		23	24,316
Reynolds American, Inc.:
2.30%, 6/12/18		22	22,138
3.25%, 6/12/20		18	18,293
3.25%, 11/01/22		12	11,865
4.75%, 11/01/42		19	18,135

			208,387
Trading Companies & Distributors — 0.1%
GATX Corp., 2.60%, 3/30/20		26	25,295
HD Supply, Inc., 5.25%, 12/15/21 (a)		20	20,400
United Rentals North America, Inc., 7.63%, 4/15/22		20	21,374

			67,069
Wireless Telecommunication Services — 0.9%
America Movil SAB de CV, 2.38%, 9/08/16		205	205,752
Orange SA, 5.50%, 2/06/44		18	19,110
Rogers Communications, Inc.:
3.63%, 12/15/25		8	7,869
5.00%, 3/15/44		8	8,054
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		210	221,025
Sprint Corp., 7.88%, 9/15/23		45	33,795

See Notes to Financial Statements.

98	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (continued)
T-Mobile USA, Inc.:
6.63%, 4/28/21	USD	30	$31,125
6.73%, 4/28/22		25	26,063
6.84%, 4/28/23		10	10,350
Vodafone Group PLC, 2.50%, 9/26/22		20	18,526

			581,669
Total Corporate Bonds — 28.1%			17,399,962

Foreign Agency Obligations

Norway — 0.2%
Statoil ASA, 2.90%, 11/08/20		145	147,371

Foreign Government Obligations
Germany — 0.5%
Deutsche Bundesrepublik Inflation Linked Bonds, 0.10%, 4/15/26	EUR	250	287,868
Indonesia — 0.0%
Republic of Indonesia, 8.38%, 3/15/34	IDR	336,000	22,825
Mexico — 1.0%
United Mexican States:
4.75%, 6/14/18	MXN	1,545	90,057
4.00%, 10/02/23	USD	480	486,240
8.00%, 12/07/23	MXN	1,000	64,943

			641,240
Poland — 0.2%
Republic of Poland:
3.25%, 7/25/25	PLN	163	42,738
2.50%, 7/25/26		284	68,155

			110,893
Russia — 0.0%
Russian Federation, 7.00%, 8/16/23	RUB	310	3,670
Slovenia — 0.2%
Republic of Slovenia, 2.25%, 3/25/22	EUR	101	117,740
Turkey — 0.4%
Republic of Turkey, 5.75%, 3/22/24	USD	200	211,304
Total Foreign Government Obligations — 2.3%			1,395,540

Investment Companies — 1.2%		Shares
iShares iBoxx $ High Yield Corporate Bond ETF (e)		9,267	746,735

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 2.9%
American Home Mortgage Assets Trust, Series 2006-3, Class 2A11, 1.20%, 10/25/46 (b)	USD	50	35,370
Bear Stearns Mortgage Funding Trust:
Series 2007-AR2, Class A1, 0.59%, 3/25/37 (b)		10	8,104
Series 2007-AR4, Class 1A1, 0.62%, 9/25/47 (b)		35	28,138

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Countrywide Alternative Loan Trust:
Series 2005-72, Class A3, 0.72%, 1/25/36 (b)	USD	15	$12,668
Series 2006-15CB, Class A1, 6.50%, 6/25/36		7	5,623
Series 2006-OA10, Class 4A1, 0.61%, 8/25/46 (b)		58	44,448
Series 2006-OA14, Class 1A1, 1.99%, 11/25/46 (b)		78	65,423
Series 2006-OA6, Class 1A2, 0.63%, 7/25/46 (b)		40	33,060
Series 2006-OA8, Class 1A1, 0.61%, 7/25/46 (b)		12	9,930
Series 2007-22, Class 2A16, 6.50%, 9/25/37		440	342,870
Series 2007-OA3, Class 1A1, 0.36%, 4/25/47 (b)		18	14,713
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-OA4, Class A1, 1.22%, 4/25/46 (b)		111	61,711
Series 2006-OA5, Class 2A1, 0.62%, 4/25/46 (b)		120	97,260
Credit Suisse Commercial Mortgage Trust, Series 2014-9R, Class 3A1, 2.03%, 11/27/37 (a)(b)		42	39,285
Credit Suisse Mortgage Capital Certificates: Series 2011-2R, Class 1A1, 2.43%, 3/27/37 (a)(b)		41	40,045
Series 2013-5R, Class 1A6, 0.46%, 2/27/36 (a)(b)		25	19,500
Series 2014-11R, Class 16A1, 3.17%, 9/27/47 (a)(b)		50	48,353
Series 2015-5R, Class 3A1, 4.75%, 1/29/37 (a)		30	28,676
Series 2015-PR1, Class A-1, 3.50%, 2/25/55 (a)(c)		95	91,682
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RMP1, Class A2, 0.57%, 12/25/36 (b)		95	76,804
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 2.26%, 3/25/36 (b)		9	7,022
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.22%, 11/25/34 (b)		23	22,753
LSTAR Securities Investment Trust:
Series 2014-1, Class Note, 3.34%, 9/01/21 (a)(b)		180	179,434
Series 2014-2, Class A, 2.24%, 12/01/21 (a)(b)		115	113,700
Series 2015-10, Class A1, 2.24%, 11/02/20 (a)(b)		98	96,235
RALI Trust:
Series 2006-QO2, Class A1, 0.64%, 2/25/46 (b)		106	45,287
Series 2007-QH6, Class A1, 0.61%, 7/25/37 (b)		18	14,382
Series 2007-QH9, Class A1, 1.53%, 11/25/37 (b)		39	24,528
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 3A1, 2.70%, 4/25/47 (b)		217	169,720
Structured Asset Mortgage Investments II Trust, Series 2006-AR4, Class 3A1, 0.61%, 6/25/36 (b)		21	16,658

			1,793,382

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	99

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 5.6%
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)	USD	15	$15,360
Series 2007-3, Class A1A, 5.56%, 6/10/49 (b)		127	130,992
Series 2007-3, Class A4, 5.56%, 6/10/49 (b)		247	253,758
Series 2007-3, Class AJ, 5.56%, 6/10/49 (b)		20	20,264
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		40	41,612
Bayview Commercial Asset Trust, Series 2006-3A, Class A2, 0.72%, 10/25/36 (a)(b)		35	28,406
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		87	89,719
Series 2007-PW16, Class AM, 5.72%, 6/11/40 (b)		25	26,023
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.73%, 12/15/27 (a)(b)		100	99,373
Citigroup Commercial Mortgage Trust, Series 2014-388G, Class A, 1.08%, 6/15/33 (a)(b)		100	98,961
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.12%, 11/15/44 (b)		46	48,808
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.77%, 5/15/46 (b)		80	83,978
Commercial Mortgage Pass-Through Certificates:
Series 2007-C9, Class AJFL, 0.98%, 12/10/49 (a)(b)		40	38,207
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		100	102,895
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (a)		110	110,835
Series 2014-FL5, Class D, 4.33%, 10/15/31 (a)(b)		100	96,531
Credit Suisse Commercial Mortgage Trust, Series 2015-DEAL, Class A, 1.65%, 4/15/29 (a)(b)		100	99,735
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		-(k)	395
Credit Suisse Mortgage Capital Certificates, Series 2010-RR2, Class 2A, 5.95%, 9/15/39 (a)(b)		141	146,127
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class D, 3.80%, 4/17/50 (a)(b)		100	78,622
Del Coronado Trust, Series 2013-HDMZ, Class M, 5.33%, 3/15/18 (a)(b)		100	99,820
Deutsche Bank Re-REMIC Trust, Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		49	49,327
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		100	100,088
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.44%, 12/10/27 (a)(b)		180	171,928
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.45%, 11/05/30 (a)(b)		150	149,941
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Class AM, 5.59%, 5/12/45		30	30,381

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2007-CB20, Class AJ, 6.08%, 2/12/51 (b)	USD	10	$10,162
Series 2007-LDPX, Class AM, 5.46%, 1/15/49 (b)		75	76,399
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		70	71,478
Series 2015-CSMO, Class D, 3.63%, 1/15/32 (a)(b)		100	99,286
Series 2015-JP1, Class D, 4.40%, 1/15/49 (b)		10	8,345
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class AJ, 5.48%, 2/15/40		10	10,100
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A, 5.84%, 6/12/50 (b)		57	59,105
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C25, Class D, 3.07%, 10/15/48		10	6,894
Series 2015-C26, Class D, 3.06%, 10/15/48 (a)		10	7,043
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class AMFL, 0.49%, 2/12/44 (b)		25	24,379
Series 2007-HQ12, Class AM, 5.72%, 4/12/49 (b)		50	51,809
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		60	61,588
Morgan Stanley Re-REMIC Trust:
Series 2011-IO, Class C, 0.00%, 3/23/51 (a)(f)		37	35,998
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (a)		19	18,759
Series 2012-XA, Class A, 2.00%, 7/27/49 (a)		43	42,549
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.95%, 2/16/51 (a)(b)		349	354,018
SCG Trust, Series 2013-SRP1, Class AJ, 2.28%, 11/15/26 (a)(b)		100	99,396
STRIPs Ltd.:
Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		34	33,721
Series 2012-1A, Class B, 0.50%, 12/25/44 (a)(b)		100	90,540
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C29, Class AM, 5.34%, 11/15/48		15	15,310
Series 2007-C33, Class AJ, 5.95%, 2/15/51 (b)		20	20,383
Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class D, 3.85%, 11/15/48		10	7,348
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		25	25,345

			3,442,041
Interest Only Commercial Mortgage-Backed Securities — 0.7%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36 (a)(b)		1,760	83,798
Commercial Mortgage Pass-Through Certificates:
Series 2013-LC6, Class XA, 1.74%, 1/10/46 (b)		988	67,913
Series 2015-3BP, Class XA, 0.06%, 2/10/35 (a)(b)		939	7,456
Series 2015-CR23, Class XA, 1.01%, 5/10/48 (b)		299	18,518
GS Mortgage Securities Corp. II, Series 2013-GC10, Class XA, 1.62%, 2/10/46 (b)		1,250	103,938

See Notes to Financial Statements.

100	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Hilton USA Trust, Series 2013-HLT, Class X1FX, 0.09%, 11/05/30 (a)(b)	USD	1,225	$12
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class XA, 0.00%, 12/15/47 (b)		961	73,349
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XA, 1.16%, 12/15/47 (b)		201	12,996
WF-RBS Commercial Mortgage Trust:
Series 2014-C24, Class XA, 0.98%, 11/15/47 (b)		413	25,064
Series 2014-LC14, Class XA, 1.43%, 3/15/47 (b)		980	70,402

			463,446
Total Non-Agency Mortgage-Backed Securities — 9.2%			5,698,869

Other Interests (g)		Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (d)(h)		55	6
Lehman Brothers Holdings, Inc. (d)(h)		325	33
Total Other Interests — 0.0%			39

Preferred Securities
Capital Trusts		Par (000)
Banks — 0.3%
Bank of America Corp., 6.10% (b)(i)		14	14,193
Citigroup, Inc., 5.90% (b)(i)		17	16,703
Citigroup, Inc., 5.95% (b)(i)		56	55,825
Citigroup, Inc., 5.95% (b)(i)		50	48,125
Citigroup, Inc., 6.13% (b)(i)		38	38,760

			173,606
Capital Markets — 0.0%
State Street Capital Trust IV, 1.51%, 6/01/77 (b)		20	16,350
Consumer Finance — 0.1%
Capital One Financial Corp., 5.55% (b)(i)		31	30,845
Insurance — 0.0%
MetLife, Inc., 5.25% (b)(i)		16	16,280
Total Capital Trusts — 0.4%			237,081

Trust Preferreds		Shares
Banks — 0.3%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)		6,917	179,773
Consumer Finance — 0.1%
GMAC Capital Trust I, 8.13%, 2/15/40 (b)		4,000	101,440
Total Trust Preferreds — 0.4%			281,213
Total Preferred Securities — 0.8%			518,294

Taxable Municipal Bonds		Par (000)	Value
Arizona Health Facilities Authority RB, 1.03%, 1/01/37 (b)	USD	20	$18,079
Bay Area Toll Authority RB, 6.92%, 4/01/40		20	26,344
California State Public Works Board RB, 8.36%, 10/01/34		10	14,124
City of Charleston, SC Waterworks & Sewer System Revenue RB, 5.00%, 1/01/45		10	11,662
City of San Jose, CA Airport Revenue RB, AMBAC, 5.00%, 3/01/37		15	15,548
Clark County School District GO, 5.00%, 6/15/26-6/15/28		30	36,654
Contra Costa Community College District GO, 6.50%, 8/01/34		10	12,415
County of Miami-Dade, FL Aviation Revenue RB, 5.00%, 10/01/38		30	33,847
County of Sacramento, CA Airport System Revenue RB, AGM, 5.25%, 7/01/39		10	10,768
Delaware Transportation Authority RB, 5.00%, 6/01/55		10	11,280
Golden State Tobacco Securitization Corp. RB, 5.00%, 6/01/40		25	28,655
Grant County Public Utility District No. 2 RB, 4.58%, 1/01/40		5	4,972
Los Angeles Community College District GO, 6.60%, 8/01/42		20	27,343
Los Angeles Department of Water & Power RB, 6.60%, 7/01/50		10	13,640
Massachusetts Development Finance Agency RB, 5.00%, 7/01/44-8/15/45		50	54,975
Metropolitan Pier & Exposition Authority RB, 5.00%, 6/15/52		10	10,350
Metropolitan St. Louis Sewer District RB, 5.00%, 5/01/45		25	29,287
Metropolitan Transportation Authority RB:
6.69%, 11/15/40		10	13,088
6.81%, 11/15/40		20	26,486
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB, 7.46%, 10/01/46		10	13,447
Miami-Dade County Educational Facilities Authority RB, 5.07%, 4/01/50		15	15,643
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		15	17,865
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		23	32,691
New York City Transitional Finance Authority Building Aid Revenue RB, 5.00%, 7/15/36		10	11,675
New York City Water & Sewer System RB:
5.75%, 6/15/41		10	12,629
5.38%, 6/15/43		95	110,583
5.50%, 6/15/43		115	134,718
5.88%, 6/15/44		20	25,832
New York State Dormitory Authority RB, 5.39%, 3/15/40		15	17,827
New York State Thruway Authority RB, 5.00%, 1/01/31		10	11,888
Orange County Local Transportation Authority RB, 6.91%, 2/15/41		25	33,686
Pennsylvania Economic Development Financing Authority RB, 5.00%, 12/31/38		20	21,863
Port Authority of New York & New Jersey RB, 4.96%, 8/01/46		30	32,406
Regents of the University of California Medical Center Pooled Revenue RB, 6.58%, 5/15/49		25	32,098

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	101

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Taxable Municipal Bonds		Par (000)		Value
Salt River Project Agricultural Improvement & Power District RB, 5.00%, 12/01/45	USD	25		$29,119
State of California GO:
7.50%, 4/01/34		20		28,003
7.55%, 4/01/39		10		14,537
4.99%, 4/01/39		15		15,330
7.60%, 11/01/40		85		126,344
State of Connecticut GO, 5.00%, 11/15/32		10		11,848
State of Illinois GO, 5.10%, 6/01/33		80		75,684
State of Washington GO, 5.00%, 7/01/28		10		12,139
University of California RB, 4.86%, 5/15/12		15		14,349
Utility Debt Securitization Authority RB, 5.00%, 12/15/36-12/15/37		25		29,951
Wisconsin Department of Transportation RB, 5.00%, 7/01/31		10		11,997
Total Taxable Municipal Bonds — 2.1%				1,293,669

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.3%
Fannie Mae:
Series 2013-C01, Class M2, 5.67%, 10/25/23 (b)		115		119,177
Series 2014-C01, Class M2, 4.82%, 1/25/24 (b)		41		40,700

				159,877
Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac, Series K050, Class A2, 3.33%, 8/25/25		20		20,463
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae:
Series 2013-M5, Class X2, 2.33%, 1/25/22 (b)		274		26,069
Series 2014-M13, Class X2, 0.14%, 2/25/24 (b)		1,867		20,912
Ginnie Mae, Series 2012-120, Class IO, 0.91%, 2/16/53 (b)		512		32,573

				79,554
Mortgage-Backed Securities — 42.7%
Fannie Mae Mortgage-Backed Securities:
2.35%, 8/01/38 (b)		56		59,405
2.50%, 4/01/30-1/01/31 (j)		565		570,044
2.96%, 3/01/41 (b)		19		20,110
3.00%, 11/01/26-6/01/43 (j)		2,677		2,724,082
3.13%, 3/01/41 (b)		37		39,645
3.15%, 12/01/40 (b)		48		49,918
3.35%, 6/01/41 (b)		44		46,329
3.50%, 7/01/26-1/01/46 (j)		4,397		4,571,186
3.50%, 9/01/41 (b)		32		33,215
4.00%, 2/01/25-1/01/46 (j)		2,113		2,246,624
4.50%, 2/01/25-1/01/46 (j)		1,977		2,134,501
5.00%, 9/01/33-1/01/46 (j)		706		778,099
5.50%, 2/01/35-1/01/46 (j)		691		773,733
6.00%, 2/01/17-9/01/40		336		381,604
6.50%, 5/01/40		164		187,902
7.00%, 2/01/16		—	(k)	1
Freddie Mac Mortgage-Backed Securities:
2.38%, 4/01/38 (b)		72		75,978
2.50%, 3/01/30-1/01/31 (j)		294		296,766
2.99%, 2/01/41 (b)		49		52,263
3.00%, 5/01/27-1/01/46 (j)		850		858,990
3.50%, 4/01/42-1/01/46 (j)		2,889		2,978,015

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (concluded)
4.00%, 8/01/40-1/01/46 (j)	USD	1,064	$1,125,677
4.50%, 2/01/39-7/01/45		467	504,480
5.00%, 8/01/40-1/01/46 (j)		563	616,019
5.50%, 6/01/41		96	107,165
6.00%, 6/01/35		70	79,063
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/20/45-1/15/46 (j)		939	952,436
3.50%, 10/20/42-10/20/45		1,458	1,522,020
4.00%, 12/20/40-1/15/46 (j)		855	908,955
4.50%, 12/20/39-2/15/42		1,022	1,108,882
5.00%, 7/15/39-1/15/46 (j)		388	425,566
5.50%, 5/20/36-1/15/46 (j)		207	229,765

			26,458,438
Total U.S. Government Sponsored Agency Securities — 43.1%			26,718,332

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.88%, 8/15/45		1,765	1,714,090
3.00%, 11/15/45		249	247,752
U.S. Treasury Inflation Indexed Notes:
0.25%, 1/15/25		2,089	1,993,516
0.38%, 7/15/25		341	330,099
U.S. Treasury Notes:
0.75%, 10/31/17		2,490	2,476,773
0.88%, 10/15/18 (l)		2,800	2,769,155
1.38%, 10/31/20 (l)		1,066	1,047,179
1.63%, 11/30/20 (l)		2,358	2,343,998
1.88%, 10/31/22 (m)		1,240	1,224,307
2.25%, 11/15/25 (l)		474	472,645
Total U.S. Treasury Obligations — 23.6%			14,619,514
Total Long-Term Investments (Cost — $74,832,164) — 119.5%			74,071,678

Short-Term Securities
Borrowed Bond Agreements — 3.1%(n)
Barclays Capital, Inc., 0.30%, 1/06/16 (Purchased on 12/30/15 to be repurchased at $27,582, collateralized by U.S. Treasury Notes, 1.38% due at 9/30/20, par and fair value of USD 28,000 and $27,517, respectively)		28	27,580
Deutsche Bank Securities, Inc., 0.35%, 1/06/16 (Purchased on 12/30/15 to be repurchased at $24,845, collateralized by U.S. Treasury Bonds, 3.00% due at 5/15/45, par and fair value of USD 25,000 and $24,886, respectively)		25	24,844
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.30%, 1/04/16 (Purchased on 12/30/15 to be repurchased at $1,914,499, collateralized by U.S. Treasury Notes, 2.00% due at 8/15/25, par and fair value of USD 1,951,000 and $1,902,301, respectively)		1,914	1,914,419

			1,966,843

See Notes to Financial Statements.

102	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Money Market Funds		Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (e)(o)		667,056	$667,056
Total Short-Term Securities (Cost — $2,633,899) — 4.2%			2,633,899

Options Purchased
(Cost — $8,073) — 0.0%			5,224
Total Investments Before Borrowed Bonds and TBA Sale Commitments (Cost — $77,474,136) — 123.7%			76,710,801

Borrowed Bonds		Par (000)
U.S. Treasury Obligations — (3.1)%
U.S. Treasury Bonds, 3.00%, 5/15/45 (p)	USD	25	(24,886)
U.S. Treasury Notes:
1.38%, 9/30/20 (p)		28	(27,517)
2.00%, 8/15/25 (p)		1,951	(1,902,301)
(Proceeds — $1,970,084) — (3.1)%			(1,954,704)

TBA Sale Commitments (j)		Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
3.00%, 1/01/31-1/01/46	USD	764	$(784,408)
3.50%, 1/01/31-1/01/46		3,336	(3,452,592)
4.00%, 1/01/31-1/01/46		566	(594,271)
4.50%, 1/01/46		900	(971,723)
5.00%, 1/01/46		600	(660,265)
5.50%, 1/01/46		500	(557,135)
6.00%, 1/01/46		100	(112,983)
6.50%, 1/01/46		100	(114,514)
Freddie Mac Mortgage-Backed Securities:
3.00%, 1/01/31		73	(75,225)
3.50%, 1/01/46		1,965	(2,020,772)
4.00%, 1/01/46		124	(130,992)
4.50%, 1/01/46		21	(22,622)
5.00%, 1/01/46		200	(218,460)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/15/46		45	(45,610)
3.50%, 1/15/46		28	(29,189)
4.50%, 1/15/46		346	(372,359)
Total TBA Sale Commitments (Proceeds — $10,160,554) — (16.4)%			(10,163,120)
Total Investments Net of Borrowed Bonds and TBA Sale Commitments — 104.2%			64,592,977
Liabilities in Excess of Other Assets — (4.2)%			(2,591,040)

Net Assets — 100.0%			$62,001,937

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	During the year ended December 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Shares Purchased	Shares Sold		Shares Held at December 31, 2015	Value at December 31, 2015	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	741,711	—	74,655	[1]	667,056	$667,056	$1,773	$32
iShares iBoxx $ High Yield Corporate Bond ETF	—	9,267	—		9,267	$746,735	$13,380	—

[1]	Represents net shares sold.

(f)	Zero-coupon bond.

(g)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(h)	Non-income producing security.

(i)	Perpetual security with no stated maturity date.

(j)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(557,430)	$ 716
BNP Paribas Securities Corp.	$40,316	$ (34)
Citigroup Global Markets, Inc.	$(575,358)	$ 448
Credit Suisse Securities (USA) LLC	$98,772	$ 232
Deutsche Bank Securities, Inc.	$261,673	$ 481
Goldman Sachs & Co.	$(1,192,522)	$(1,097)
J.P. Morgan Securities LLC	$(2,145,907)	$ 730
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(285,804)	$ (876)
Morgan Stanley & Co. LLC	$259,120	$ 58
Nomura Securities International, Inc.	$101,355	$ 246
RBC Capital Markets, LLC	$(31,904)	$ (50)
Wells Fargo Securities, LLC	$50,395	$ (58)

(k)	Amount is less than $500.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	103

Schedule of Investments (continued)	BlackRock Total Return Portfolio

(l)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(m)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(n)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(o)	Current yield as of period end.

(p)	All or a portion of security has been pledged as collateral in connection with outstanding borrowed bonds.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse repurchase agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.10%	12/01/15	1/05/16	$ 495,000	$ 495,045	U.S. Treasury Obligations	Up to 30 Days
J.P. Morgan Securities LLC	0.62%	12/29/15	1/04/16	2,772,000	2,772,239	U.S. Treasury Obligations	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.20%	12/29/15	1/04/16	472,516	472,529	U.S. Treasury Obligations	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.40%	12/29/15	1/04/16	556,095	556,126	U.S. Treasury Obligations	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.50%	12/29/15	1/04/16	2,343,263	2,343,425	U.S. Treasury Obligations	Up to 30 Days
Total				$6,638,874	$6,639,364

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(1)	Euro-Bobl	March 2016	USD	142,006	$ 293
(1)	Euro-Bund	March 2016	USD	171,620	(816)
4	U.S. Treasury Bonds (30 Year)	March 2016	USD	615,000	1,734
17	U.S. Treasury Notes (10 Year)	March 2016	USD	2,140,406	(7,077)
15	U.S. Treasury Notes (2 Year)	March 2016	USD	3,258,516	(5,222)
15	U.S. Treasury Notes (5 Year)	March 2016	USD	1,774,805	(3,536)
8	U.S. Ultra Treasury Bonds	March 2016	USD	1,269,500	5,594
(39)	Euro Dollar Futures	December 2017	USD	9,576,938	12,134
Total					$ 3,104

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	830,000	USD	48,713	The Bank of New York Mellon	1/06/16	$ (575)
USD	43,152	AUD	60,000	Goldman Sachs International	1/06/16	(557)
USD	17,413	EUR	16,000	The Bank of New York Mellon	1/06/16	23
USD	257,387	EUR	243,000	UBS AG	1/06/16	(6,734)
USD	109,620	MXN	1,821,000	Société Générale	1/06/16	4,008
USD	12,214	JPY	1,500,000	Goldman Sachs International	1/07/16	(267)
USD	24,598	IDR	349,539,831	HSBC Bank PLC	1/14/16	(669)
MXN	397,175	USD	23,126	State Street Bank and Trust Co.	1/15/16	(107)
PLN	192,871	USD	48,631	Standard Chartered Bank	1/15/16	519
PLN	334,365	USD	84,590	Standard Chartered Bank	1/15/16	619
USD	115,293	EUR	104,528	Royal Bank of Scotland PLC	1/15/16	1,654
USD	49,098	MXN	815,259	Morgan Stanley & Co. International PLC	1/15/16	1,847
USD	231,229	PLN	934,766	Citibank N.A.	1/15/16	(6,984)

See Notes to Financial Statements.

104	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	14,444	PLN	57,131	Goldman Sachs International	1/15/16	$ (115)
MXN	452,291	USD	26,564	State Street Bank and Trust Co.	1/20/16	(360)
USD	69,437	MXN	1,168,868	Royal Bank of Scotland PLC	1/20/16	1,717
MXN	570,156	USD	33,220	Citibank N.A.	1/26/16	(202)
RUB	1,029,528	USD	14,667	BNP Paribas S.A.	2/09/16	(718)
USD	19,425	RUB	1,363,484	BNP Paribas S.A.	2/09/16	951
MXN	397,918	USD	23,337	State Street Bank and Trust Co.	2/10/16	(318)
USD	71,556	MXN	1,214,212	Goldman Sachs International	2/10/16	1,317
Total						$(4,951)

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value

Euro Dollar 90-Day	Put	3/11/16	USD	98.38	64	$4,400

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value

10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.00%	Receive	3-month LIBOR	1/19/16	USD	1,349	$824

Centrally Cleared Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.HY Series 25 Version 1	5.00%	12/20/20	USD	310	$(4,724)

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date	Expiration Date		Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	N/A	11/26/16	USD	220	$ 296
1.26%[1]	3-month LIBOR	1/12/16[2]	1/12/17	USD	3,506	(12,912)
2.13%[3]	3-month LIBOR	N/A	8/25/25	USD	20	84
2.27%[1]	3-month LIBOR	N/A	9/11/25	USD	31	(501)
Total						$(13,033)
[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Forward swap.
[3]	Fund pays the floating rate and receives the fixed rate.

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	66	$1,602	$ 518	$ 1,084
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	66	1,850	781	1,069
Deutsche Bank AG	1.00%	Bank of America N.A.	12/20/20	EUR	110	(319)	(756)	437
Standard Chartered PLC	1.00%	Bank of America N.A.	12/20/20	EUR	120	2,143	2,314	(171)
HSBC Bank PLC	1.00%	BNP Paribas S.A.	12/20/20	EUR	110	(1,738)	(285)	(1,453)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	105

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/20	EUR	40	$ 714	$ 1,019	$ (305)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/20	EUR	30	536	797	(261)
HSBC Holdings PLC	1.00%	Citibank N.A.	12/20/20	EUR	140	(2,213)	(515)	(1,698)
HSBC Holdings PLC	1.00%	Citibank N.A.	12/20/20	EUR	80	(1,265)	(251)	(1,014)
Standard Chartered PLC	1.00%	Citibank N.A.	12/20/20	EUR	110	1,964	1,238	726
Standard Chartered PLC	1.00%	Citibank N.A.	12/20/20	EUR	80	1,428	2,250	(822)
Standard Chartered PLC	1.00%	Goldman Sachs International	12/20/20	EUR	60	1,071	681	390
HSBC Bank PLC	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	120	(1,897)	(1,799)	(98)
HSBC Bank PLC	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	120	(1,897)	(1,031)	(866)
Standard Chartered PLC	1.00%	Morgan Stanley Capital Services LLC	12/20/20	EUR	50	892	816	76
Standard Chartered PLC	1.00%	Morgan Stanley Capital Services LLC	12/20/20	EUR	20	357	542	(185)
Federation of Malaysia	1.00%	Bank of America N.A.	12/20/20	USD	11	408	581	(173)
Republic of South Africa	1.00%	Bank of America N.A.	12/20/20	USD	15	1,535	1,534	1
Federation of Malaysia	1.00%	Barclays Bank PLC	12/20/20	USD	10	376	507	(131)
Federation of Malaysia	1.00%	Barclays Bank PLC	12/20/20	USD	6	231	385	(154)
Loews Corp.	1.00%	Barclays Bank PLC	12/20/20	USD	35	(1,283)	(1,225)	(58)
Republic of South Africa	1.00%	Barclays Bank PLC	12/20/20	USD	30	3,070	3,079	(9)
Federation of Malaysia	1.00%	BNP Paribas S.A.	12/20/20	USD	10	378	567	(189)
Federation of Malaysia	1.00%	BNP Paribas S.A.	12/20/20	USD	6	234	394	(160)
Federation of Malaysia	1.00%	Citibank N.A.	12/20/20	USD	10	379	523	(144)
Federation of Malaysia	1.00%	Citibank N.A.	12/20/20	USD	10	378	535	(157)
Republic of the Philippines	1.00%	Citibank N.A.	12/20/20	USD	33	144	(44)	188
Republic of the Philippines	1.00%	Citibank N.A.	12/20/20	USD	17	73	(6)	79
Republic of the Philippines	1.00%	Citibank N.A.	12/20/20	USD	16	72	(6)	78
Australia and New Zealand Banking Group Ltd.	1.00%	Deutsche Bank AG	12/20/20	USD	130	(1,211)	(1,025)	(186)
Australia and New Zealand Banking Ltd.	1.00%	Goldman Sachs International	12/20/20	USD	371	(3,457)	(2,072)	(1,385)
Federation of Malaysia	1.00%	HSBC Bank PLC	12/20/20	USD	10	378	548	(170)
Republic of South Africa	1.00%	HSBC Bank PLC	12/20/20	USD	17	1,739	1,654	85
Australia and New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	41	(384)	(150)	(234)
Australia and New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	37	(349)	(105)	(244)
Republic of South Africa	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	15	1,535	1,552	(17)
Total						$7,474	$13,545	$(6,071)

OTC Credit Default Swaps — Sell Protection
Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation (Depreciation)
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BB+	USD	50	$(16,036)	$(1,085)	$(14,951)
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BB+	USD	10	(3,208)	(217)	(2,991)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	15	(5,435)	(959)	(4,476)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	10	(3,623)	(618)	(3,005)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	10	(3,623)	(604)	(3,019)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	66	(1,602)	(600)	(1,002)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	66	(1,850)	(680)	(1,170)
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	19	(1,143)	(980)	(163)
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	14	(858)	(754)	(104)
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	9	(546)	(442)	(104)

See Notes to Financial Statements.

106	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation (Depreciation)
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	9	$ (547)	$ (436)	$ (111)
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	9	(547)	(428)	(119)
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	8	(497)	(420)	(77)
Republic of Indonesia	1.00%	Citibank N.A.	12/20/20	BB+	USD	36	(2,141)	(1,760)	(381)
Republic of Indonesia	1.00%	Citibank N.A.	12/20/20	BB+	USD	19	(1,113)	(954)	(159)
Republic of Indonesia	1.00%	Citibank N.A.	12/20/20	BB+	USD	18	(1,070)	(895)	(175)
Republic of Indonesia	1.00%	Citibank N.A.	12/20/20	BB+	USD	18	(1,062)	(888)	(174)
Republic of Indonesia	1.00%	HSBC Bank PLC	12/20/20	BB+	USD	21	(1,217)	(1,043)	(174)
Russian Federation	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	31	(2,818)	(2,541)	(277)
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB-	USD	200	(2,888)	(18,443)	15,555
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB	USD	50	(1,010)	(6,966)	5,956
CMBX.NA Series 8 BBB-	3.00%	Barclays Bank PLC	10/17/57	BBB-	USD	10	(1,254)	(1,093)	(161)
CMBX.NA Series 8 BBB-	3.00%	Barclays Bank PLC	10/17/57	BBB-	USD	10	(1,254)	(1,066)	(188)
CMBX.NA Series 8 BBB-	3.00%	Credit Suisse International	10/17/57	NR	USD	10	(1,254)	(1,063)	(191)
Total							$(56,596)	$(44,935)	$(11,661)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12.30%[1]	1-day BZDIOVER	Bank of America N.A.	1/04/16	BRL	955	$ 2,513	—	$ 2,513
12.30%[2]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	629	(1,656)	—	(1,656)
11.36%[2]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	449	(2,177)	—	(2,177)
11.12%[2]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	124	(709)	—	(709)
11.26%[2]	1-day BZDIOVER	Deutsche Bank AG	1/04/16	BRL	109	(575)	—	(575)
12.14%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	930	2,521	—	2,521
11.83%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	590	(1,419)	—	(1,419)
11.80%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	577	1,704	—	1,704
12.13%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	423	1,159	—	1,159
11.85%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	277	(965)	—	(965)
11.91%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	255	(505)	—	(505)
5.72%[2]	Colombia Overnight Interbank Reference Rate	Goldman Sachs International	2/24/16	COP	400,125	86	—	86
5.70%[2]	Colombia Overnight Interbank Reference Rate	Credit Suisse International	2/25/16	COP	389,726	38	—	38

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	107

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
5.70%[2]	Colombia Overnight Interbank Reference Rate	Credit Suisse International	2/25/16	COP	349,195	$34	—	$ 34
5.70%[2]	Colombia Overnight Interbank Reference Rate	Credit Suisse International	2/25/16	COP	338,829	33	—	33
2.25%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	5/22/17	CNY	711	58	$ (3)	61
2.12%[2]	7-day China Fixing Repo Rates	Deutsche Bank AG	7/09/17	CNY	358	(91)	1	(92)
1.92%[2]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	100,213	551	246	305
1.69%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	100,213	(160)	—	(160)
2.26%[2]	7-day China Fixing Repo Rates	Deutsche Bank AG	11/12/17	CNY	515	94	—	94
4.34%[1]	28-day MXIBTIIE	Bank of America N.A.	12/15/17	MXN	260	8	1	7
4.35%[1]	28-day MXIBTIIE	Goldman Sachs International	12/15/17	MXN	2,880	79	13	66
4.33%[1]	28-day MXIBTIIE	Goldman Sachs International	12/15/17	MXN	2,528	112	11	101
4.30%[1]	28-day MXIBTIIE	Bank of America N.A.	12/18/17	MXN	2,236	234	3	231
4.30%[1]	28-day MXIBTIIE	Goldman Sachs International	12/18/17	MXN	1,664	174	2	172
4.32%[1]	28-day MXIBTIIE	UBS AG	12/18/17	MXN	1,489	122	2	120
4.55%[1]	28-day MXIBTIIE	Barclays Bank PLC	3/21/18	MXN	408	(22)	6	(28)
4.85%[1]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	358	(53)	1	(54)
2.57%[2]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	200	8,950	—	8,950
11.41%[1]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	82	5,059	—	5,059
12.05%[2]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	43	(2,286)	—	(2,286)
11.84%[2]	1-day BZDIOVER	HSBC Bank PLC	1/04/21	BRL	29	(1,605)	—	(1,605)
11.72%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	9	(541)	—	(541)
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	210	(17,120)	—	(17,120)
3.25%[1]	3-month LIBOR	UBS AG	7/05/21	USD	300	(27,850)	—	(27,850)
2.16%[1]	3-month LIBOR	Bank of America N.A.	5/28/23	USD	100	(1,369)	—	(1,369)
2.32%[2]	3-month LIBOR	Bank of America N.A.	5/31/23	USD	200	4,997	—	4,997
2.31%[1]	3-month LIBOR	Deutsche Bank AG	5/31/23	USD	100	(2,445)	—	(2,445)
5.84%[2]	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	544	(938)	(3)	(935)
5.85%[2]	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	237	(400)	(1)	(399)
5.73%[1]	28-day MXIBTIIE	Bank of America N.A.	1/03/25	MXN	336	760	5	755
5.55%[2]	28-day MXIBTIIE	Bank of America N.A.	1/13/25	MXN	244	(743)	(1)	(742)
5.56%[2]	28-day MXIBTIIE	Goldman Sachs International	1/13/25	MXN	577	(1,744)	(2)	(1,742)
6.43%[2]	28-day MXIBTIIE	Bank of America N.A.	6/06/25	MXN	262	141	(4)	145
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	6/09/25	MXN	131	14	(1)	15
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	7/17/25	MXN	316	(2)	(2)	—
6.32%[2]	28-day MXIBTIIE	Morgan Stanley Capital Services LLC	7/17/25	MXN	633	(16)	(3)	(13)
6.31%[1]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	318	28	2	26

See Notes to Financial Statements.

108	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.31%[1]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	318	$ 28	$ 2	$ 26
6.31%[1]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	1,180	116	6	110
6.27%[2]	28-day MXIBTIIE	Bank of America N.A.	12/05/25	MXN	36	(16)	(1)	(15)
6.30%[2]	28-day MXIBTIIE	Goldman Sachs International	12/05/25	MXN	672	(206)	(9)	(197)
6.27%[2]	28-day MXIBTIIE	Goldman Sachs International	12/05/25	MXN	615	(270)	(8)	(262)
6.20%[2]	28-day MXIBTIIE	Bank of America N.A.	12/08/25	MXN	542	(422)	(2)	(420)
6.18%[2]	28-day MXIBTIIE	Goldman Sachs International	12/08/25	MXN	410	(347)	(2)	(345)
6.20%[2]	28-day MXIBTIIE	UBS AG	12/08/25	MXN	371	(282)	(2)	(280)

Total						$(37,321)	$257	$(37,578)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

Transactions in Options Written for the Year Ended December 31, 2015

		Calls

		Notional (000)
	Contracts	BRL	EUR	KOR	MXP	USD	ZAR	Premiums Received

Outstanding options, beginning of year	2	5,830	—	100,213	4,104	600	3,151	$23,228
Options written	34	—	1,545	—		4,168	—	89,510
Options expired		(5,830)	—	(100,213)	(916)		—	(6,025)
Options closed	(36)	—	(1,545)	—	(3,188)	(4,768)	(3,151)	(106,713)

Outstanding options, end of year	—	—	—	—	—	—	—	—

					Puts

					Notional (000)
				Contracts	BRL	EUR	USD	Premiums Received

Outstanding options, beginning of year				2	2,663	—	600	$19,922
Options written				243	—	1,545	5,668	130,502
Options expired				(4)	(2,130)	—	—	(2,309)
Options closed				(241)	(533)	(1,545)	(6,268)	(148,115)

Outstanding options, end of year				—	—	—	—	—

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	109

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$19,755	—	$ 19,755
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$12,655	—	—	12,655
Options purchased	Investments at value – unaffiliated[2]	—	—	—	—	5,224	—	5,224
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	380	—	380
Swaps — OTC	Unrealized appreciation on OTC swaps Swap premiums paid	—	$ 48,539	—	—	29,629	—	78,168

Total		—	$ 48,539	—	$12,655	$54,988	—	$ 116,182

Liabilities - Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$16,651	—	$ 16,651
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$17,606	—	—	17,606
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$ 4,724	—	—	13,413	—	18,137
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	97,661	—	—	66,950	—	164,611

Total		—	$102,385	—	$17,606	$97,014	—	$217,005

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2015, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$ (53,059)	—	$ (53,059)
Foreign currency transactions	—	—	—	$ 331,685	—	—	331,685
Options purchased[1]	—	—	—	—	(132,689)	—	(132,689)
Options written	—	—	$185	—	51,645	—	51,829
Interest rate floors	—	—	—	—	(15,651)	—	(15,651)
Swaps	—	$ 63,807	—	—	30,203	—	94,010

Total	—	$ 63,807	$185	$ 331,685	$(119,552)	—	$ 276,125

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$ (57,405)	—	$ (57,405)
Foreign currency translations	—	—	—	$(104,127)	—	—	(104,127)
Options purchased[1]	—	—	—	—	40,890	—	40,890
Options written	—	—	—	—	418	—	418
Interest rate floors	—	—	—	—	2,856	—	2,856
Swaps	—	$(42,270)	—	—	(13,193)	—	(55,463)

Total	—	$(42,270)	—	$(104,127)	$ (26,434)	—	$(172,831)

[1]	Options purchased are included in the net realized gain (loss) from investments and the net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$9,741,889
Average notional value of contracts — short	$9,471,946
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,383,902
Average amounts sold — USD	$327,474
Options:
Average value of option contracts purchased	$4,763
Average value of option contracts written	$2,750

See Notes to Financial Statements.

110	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Options (continued):
Average notional value of swaption contracts purchased	$3,299,136
Average notional value of swaption contracts written	$3,284,736
Average value of interest rate floors purchased	$5,044
Average value of interest rate floors written	$914
Credit default swaps:
Average notional value - buy protection	$1,357,496
Average notional value - sell protection	$1,464,500
Interest rate swaps:
Average notional value - pays fixed rate	$6,304,096
Average notional value - receives fixed rate	$4,002,578

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments:
Financial futures contracts	$ 15,719		$ 1,977
Forward foreign currency exchange contracts	12,655		17,606
Options	5,224	[1]	—
Swaps - Centrally cleared	163		—
Swaps - OTC[2]	78,168		164,611

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$111,929		$184,194
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(20,282)		(1,977)

Total derivative assets and liabilities subject to an MNA	$ 91,647		$182,217

[1]	Includes options purchased at value which is included in Investments at value - unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[4]
Bank of America N.A.	$20,551	$(20,280)	—	—	$271
The Bank of New York Mellon	23	(23)	—	—	—
Barclays Bank PLC	3,977	(3,977)	—	—	—
BNP Paribas S.A.	3,728	(3,371)	—	—	357
Citibank N.A.	5,632	(5,632)	—	—	—
Credit Suisse International	15,660	(15,660)	—	—	—
Deutsche Bank AG	15,668	(15,668)	—	—	—
Goldman Sachs International	2,839	(2,839)	—	—	—
HSBC Bank PLC	2,287	(2,287)	—	—	—
JPMorgan Chase Bank N.A.	9,362	(9,362)	—	—	—
Morgan Stanley & Co. International PLC	1,847	—	—	—	1,847
Morgan Stanley Capital Services LLC	1,434	(201)	—	—	1,233
Royal Bank of Scotland PLC	3,371	—	—	—	3,371
Société Générale	4,008	—	—	—	4,008
Standard Chartered Bank	1,138	—	—	—	1,138
UBS AG	122	(122)	—	—	—
Total	$91,647	$(79,422)	—	—	$12,225

[3]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[4]	Net amount represents the net amount receivable from the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	111

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$20,280	$(20,280)	—	—	—
The Bank of New York Mellon	575	(23)	—	—	$552
Barclays Bank PLC	11,069	(3,977)	—	—	7,092
BNP Paribas S.A.	3,371	(3,371)	—	—	—
Citibank N.A.	17,232	(5,632)	—	—	11,600
Credit Suisse International	24,239	(15,660)	—	—	8,579
Deutsche Bank AG	29,907	(15,668)	—	—	14,239
Goldman Sachs International	26,207	(2,839)	—	—	23,368
HSBC Bank PLC	3,661	(2,287)	—	—	1,374
JPMorgan Chase Bank N.A.	9,824	(9,362)	—	—	462
Morgan Stanley Capital Services LLC	201	(201)	—	—	—
State Street Bank and Trust Co.	785	—	—	—	785
UBS AG	34,866	(122)	—	—	34,744
Total	$182,217	$(79,422)	—	—	$102,795

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$4,548,382	$984,971	$5,533,353
Corporate Bonds	—	17,399,962	—	17,399,962
Foreign Agency Obligations	—	147,371	—	147,371
Foreign Government Obligations	—	1,395,540	—	1,395,540
Investment Companies	$746,735	—	—	746,735
Non-Agency Mortgage-Backed Securities	—	5,200,559	498,310	5,698,869
Other Interests	—	—	39	39
Preferred Securities	281,213	237,081	—	518,294
Taxable Municipal Bonds	—	1,293,669	—	1,293,669
U.S. Government Sponsored Agency Securities	—	26,718,332	—	26,718,332
U.S. Treasury Obligations	—	14,619,514	—	14,619,514
Short-Term Securities:
Borrowed Bond Agreements	—	1,966,843	—	1,966,843
Money Market Funds	667,056	—	—	667,056
Options Purchased:
Interest Rate Contracts	4,400	824	—	5,224
Liabilities:
Investments:
Borrowed Bonds	—	(1,954,704)	—	(1,954,704)
TBA Sale Commitments	—	(10,163,120)	—	(10,163,120)
Total	$1,699,404	$61,410,253	$1,483,320	$64,592,977

See Notes to Financial Statements.

112	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (concluded)	BlackRock Total Return Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$25,724	—	$25,724
Foreign currency exchange contracts	—	12,655	—	12,655
Interest rate contracts	$19,755	29,708	—	49,463
Liabilities:
Credit contracts	—	(48,180)	—	(48,180)
Foreign currency exchange contracts	—	(17,606)	—	(17,606)
Interest rate contracts	(16,651)	(80,319)	—	(96,970)

Total	$3,104	$(78,018)	—	$(74,914)

[1]

Derivative financial instruments are swaps, financial future contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$7,000	—	—	$7,000
Cash pledged for centrally cleared swaps	20,500	—	—	20,500
Foreign currency at value	57,746	—	—	57,746
Liabilities:
Reverse repurchase agreements	—	$(6,639,364)	—	(6,639,364)

Total	$85,246	$(6,639,364)	—	$(6,554,118)

During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Other Interests	Total
Assets:
Opening Balance, as of December 31, 2014	$1,265,336	$147,350	$902,586	—	$2,315,272
Transfers into Level 3[2]	564,663	—	—	—	564,663
Transfers out of Level 3[3]	(597,799)	—	(213,814)	—	(811,613)
Accrued discounts/premiums	(478)	—	942	—	464
Net realized gain (loss)	6,639	—	7,304	—	13,943
Net change in unrealized appreciation (depreciation)[4,5]	(17,350)	(733)	(9,888)	$39	(27,932)
Purchases	295,512	—	237,829	—	533,341
Sales	(531,552)	(146,617)	(426,649)	—	(1,104,818)

Closing Balance, as of December 31, 2015	$984,971	—	$498,310	$39	$1,483,320

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015[5]	$(19,233)	—	$(9,965)	$39	$(29,159)

[2]

As of December 31, 2014, the Fund used observable inputs in determining the value of certain investments. As of December 31, 2015, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $564,663 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[3]

As of December 31, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2015, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $811,613 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[4]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[5]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015 is generally due to investments no longer held or categorized as level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	113

Schedule of Investments December 31, 2015	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.46%, 8/15/25 (a)(b)	USD	500	$489,272
OCP CLO Ltd., Series 2012-2A, Class A2, 1.86%, 11/22/23 (a)(b)		600	599,150
Progress Residential Trust, Series 2015-SFR1, Class A, 1.76%, 2/17/32 (a)(b)		400	394,727
SMB Private Education Loan Trust, Series 2015-C, Class A3, 2.28%, 8/15/24 (a)(b)		100	98,167
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.57%, 5/17/32 (a)(b)		200	195,887
Washington Mill CLO Ltd., Series 2014-1A, Class A1, 1.82%, 4/20/26 (a)(b)		400	397,000
Total Asset-Backed Securities — 3.3%			2,174,203

Corporate Bonds
Banks — 3.4%
Bank of Nova Scotia, 1.75%, 3/22/17 (a)		470	472,317
Bank of Scotland PLC, 5.25%, 2/21/17 (a)		150	156,384
Toronto-Dominion Bank, 1.50%, 3/13/17 (a)		1,630	1,632,624
Total Corporate Bonds — 3.4%			2,261,325

Foreign Government Obligations — 0.3%
Mexico — 0.3%
United Mexican States, 8.00%, 12/07/23	MXN	3,200	207,818

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 3.1%
Banc of America Commercial Mortgage Trust, Series 2007-1, Class A4, 5.45%, 1/15/49	USD	352	360,690
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.77%, 7/05/33 (a)(b)		600	600,059
Commercial Mortgage Pass-Through Certificates, Series 2015-CR25, Class A4, 3.76%, 8/10/48		300	305,951
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 1.63%, 12/15/16 (a)(b)		800	797,265

			2,063,965
Interest Only Commercial Mortgage-Backed Securities — 2.9%
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR7, Class XA, 1.50%, 3/10/46 (b)		2,756	187,062
Series 2014-CR14, Class XA, 0.87%, 2/10/47 (b)		1,097	44,116
Series 2015-CR22, Class XA, 1.03%, 3/10/48 (b)		1,890	116,862
Series 2015-CR24, Class XA, 0.89%, 8/10/55 (b)		1,196	75,070
Series 2015-CR25, Class XA, 0.98%, 8/10/48 (b)		1,796	120,831
Series 2015-LC21, Class XA, 0.89%, 7/10/48 (b)		5,976	309,169

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust:
Series 2015-DC1, Class XA, 1.19%, 2/10/48 (b)	USD	2,908	$207,456
Series 2015-LC19, Class XA, 1.23%, 2/10/48 (b)		1,292	104,897
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.81%, 2/10/34 (a)(b)		3,120	136,094
Series 2015-TEXW, Class XA, 0.77%, 2/10/34 (a)(b)		2,600	108,342
Series 2015-WEST, Class XA, 0.93%, 2/10/37 (a)(b)		1,300	94,094
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class XA, 0.97%, 4/15/50 (b)		2,091	129,349
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)		18,836	93,657
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class XA, 1.16%, 10/15/48 (b)		599	47,473
Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class XA, 1.03%, 9/15/58 (b)		997	69,630
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class XA, 1.43%, 3/15/47 (b)		1,250	89,784

			1,933,886
Total Non-Agency Mortgage-Backed Securities — 6.0%			3,997,851

U.S. Government Sponsored Agency Securities
Agency Obligations — 3.7%
Fannie Mae, 5.50%, 3/01/20		49	50,327
Federal Home Loan Bank, 4.00%, 4/10/28		400	437,935
Freddie Mac, 6.25%, 7/15/32		1,400	1,946,343

			2,434,605
Collateralized Mortgage Obligations — 0.4%
Ginnie Mae, Series 2014-107, Class WX, 6.84%, 7/20/39 (b)		223	260,956
Commercial Mortgage-Backed Securities — 1.0%
Freddie Mac:
Series K043, Class A2, 3.06%, 12/25/24		300	301,661
Series K049, Class A2, 3.01%, 7/25/25		400	398,747

			700,408
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Freddie Mac:
Series K043, Class X1, 0.55%, 12/25/24 (b)		2,595	107,338
Series K718, Class X1, 0.65%, 1/25/22 (b)		334	11,182
Ginnie Mae:
Series 2002-83, Class IO, 0.00%, 10/16/42 (b)		498	—
Series 2003-109, Class IO, 0.00%, 3/16/43-11/16/43 (b)		2,470	14

			118,534

See Notes to Financial Statements.

114	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities — 97.3%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/30-1/01/31 (c)	USD	1,310	$1,320,870
2.96%, 3/01/41 (b)		38	40,220
3.00%, 11/01/26-1/01/46 (c)		7,454	7,563,809
3.13%, 3/01/41 (b)		56	59,468
3.15%, 12/01/40 (b)		63	65,448
3.35%, 6/01/41 (b)		88	92,657
3.50%, 7/01/26-1/01/46 (c)		8,866	9,194,966
3.50%, 9/01/41 (b)		63	66,430
4.00%, 2/01/25-1/01/46 (c)		3,658	3,884,828
4.50%, 6/01/26-1/01/46 (c)		4,901	5,299,782
5.00%, 1/01/31-1/01/46 (c)		4,102	4,436,009
5.50%, 11/01/21-1/01/46 (c)		988	1,099,078
6.00%, 4/01/35-1/01/46 (c)		655	742,630
6.50%, 5/01/40		463	528,837
Freddie Mac Mortgage-Backed Securities:
2.50%, 3/01/30-9/01/30		289	291,972
2.99%, 2/01/41 (b)		74	78,394
3.00%, 5/01/27-1/01/46 (c)		4,780	4,786,607
3.50%, 4/01/42-1/01/46 (c)		6,286	6,476,406
4.00%, 8/01/40-1/01/46 (c)		2,913	3,078,798
4.50%, 2/01/39-1/01/46 (c)		1,538	1,660,283
5.00%, 8/01/40-1/01/46 (c)		1,845	2,015,901
5.50%, 6/01/41-1/01/46 (c)		341	378,510
8.00%, 3/01/30-6/01/31		18	18,909
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/20/45-1/15/46 (c)		2,307	2,339,522
3.50%, 5/15/43-1/15/46 (c)		3,477	3,628,362
4.00%, 10/20/40-1/15/46 (c)		2,212	2,350,990
4.50%, 12/20/39-2/15/42 (c)		2,586	2,809,383
5.00%, 7/15/39-12/15/40		126	139,075

			64,448,144
Total U.S. Government Sponsored Agency Securities — 102.6%			67,962,647

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.88%, 8/15/45		5,276	5,124,498
3.00%, 11/15/45		422	420,731
U.S. Treasury Inflation Indexed Notes:
0.25%, 1/15/25		1,953	1,863,854
0.38%, 7/15/25		366	354,371
U.S. Treasury Notes:
0.88%, 6/15/17 (d)		4,350	4,345,242
0.63%, 8/31/17-11/30/17		9,070	8,999,490
0.75%, 10/31/17		1,850	1,840,173
1.25%, 10/30/18 (d)		680	678,858
1.63%, 3/31/19-11/30/20 (d)		3,935	3,929,480
1.50%, 10/31/19 (d)		1,105	1,101,547
1.38%, 10/31/20 (d)		2,085	2,048,187
1.88%, 10/31/22		2,400	2,369,626
2.50%, 8/15/23 (d)		1,255	1,287,601
2.38%, 8/15/24 (d)		1,218	1,231,108
2.00%, 8/15/25		1,590	1,550,312
2.25%, 11/15/25 (d)		1,255	1,252,205
Total U.S. Treasury Obligations — 58.0%			38,397,283
Total Long-Term Investments (Cost — $115,351,764) — 173.6%			115,001,127

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements — 1.0% (e)
Deutsche Bank Securities, Inc., 0.46%, Open (f) (Purchased on 9/08/15 to be repurchased at $609,265, collateralized by U.S. Treasury Notes, 0.63% due at 8/31/17, par and fair value of USD 610,000 and $609,547, respectively)	USD	609	$609,238
Deutsche Bank Securities, Inc., 0.52%, Open (f) (Purchased on 9/16/15 to be repurchased at $49,875, collateralized by U.S. Treasury Notes, 1.00% due at 8/15/18, par and fair value of USD 50,000 and $49,676, respectively)		50	49,875
Total Short-Term Securities (Cost — $659,113) — 1.0%			659,113

Options Purchased
(Cost — $14,705) — 0.0%			14,121
Total Investments Before Options Written, Borrowed Bonds and TBA Sale Commitments (Cost — $116,025,582) — 174.6%			115,674,361

Options Written
(Premiums Received — $ 106,970) — (0.1)%			(76,044)

Borrowed Bonds
U.S. Treasury Obligations — (1.0)%
U.S. Treasury Notes:
0.63%, 8/31/17		610	(609,547)
1.00%, 8/15/18		50	(49,676)
(Proceeds — $658,818) — (1.0)%			(659,223)

TBA Sale Commitments (c)
Fannie Mae Mortgage-Backed Securities:
3.00%, 1/01/31-1/01/46		8,605	(8,661,275)
3.50%, 1/01/31-1/01/46		6,949	(7,192,883)
4.00%, 1/01/46		2,184	(2,311,048)
4.50%, 1/01/46		1,670	(1,803,391)
5.50%, 1/01/46		800	(891,438)
Freddie Mac Mortgage-Backed Securities:
2.50%, 1/01/31		197	(198,748)
3.00%, 1/01/31		292	(300,898)
3.50%, 1/01/46		8,226	(8,459,844)
4.00%, 1/01/46		533	(563,054)
5.00%, 1/01/46		800	(873,841)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/15/46		800	(810,844)
3.50%, 1/15/46		1,033	(1,076,653)
4.00%, 1/15/46		800	(849,562)
4.50%, 1/15/46		523	(561,898)
Total TBA Sale Commitments (Proceeds — $34,560,038) — (52.2)%			(34,555,377)
Total Investments Net of Options Written, Borrowed Bonds and TBA Sale Commitments — 121.3%			80,383,717
Liabilities in Excess of Other Assets — (21.3)%			(14,120,745)

Net Assets — 100.0%			$66,262,972

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	115

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(1,818,060)	$2,385
BNP Paribas Securities Corp.	$171,344	$(144)
Citigroup Global Markets, Inc.	$(1,799,353)	$2,179
Credit Suisse Securities (USA) LLC	$1,764,033	$1,639
Deutsche Bank Securities, Inc.	$845,492	$1,407
Goldman Sachs & Co.	$2,318,479	$5,141
J.P. Morgan Securities LLC	$(3,069,479)	$7,360
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(1,837,299)	$4,260
Morgan Stanley & Co. LLC	$2,820,116	$227
Nomura Securities International, Inc.	$(497,295)	$3,517
RBC Capital Markets, LLC	$(65,953)	$(190)
Wells Fargo Securities, LLC	$485,159	$949

(d)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(e)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(f)	The amount to be repurchased assumes the maturity will be the day after the period end.

•

During the year ended December 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Net Activity	Shares Held at December 31, 2015	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	1,005,262	(1,005,262)	—	$3,473	$3

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse repurchase agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas Securities Corp.	0.20%	6/10/15	Open	$1,220,000	$1,221,383	U.S. Treasury Obligations	Open/Demand	[1]
BNP Paribas Securities Corp.	0.09%	6/10/15	Open	4,377,000	4,379,232	U.S. Treasury Obligations	Open/Demand	[1]
Credit Suisse Securities (USA) LLC	0.13%	11/19/15	Open	1,298,925	1,299,122	U.S. Treasury Obligations	Open/Demand	[1]
Credit Suisse Securities (USA) LLC	0.13%	11/19/15	Open	1,106,381	1,106,549	U.S. Treasury Obligations	Open/Demand	[1]
Credit Suisse Securities (USA) LLC	0.13%	11/19/15	Open	1,521,931	1,522,162	U.S. Treasury Obligations	Open/Demand	[1]
Credit Suisse Securities (USA) LLC	0.13%	11/19/15	Open	684,250	684,354	U.S. Treasury Obligations	Open/Demand	[1]
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.10%	12/01/15	1/05/16	990,000	990,094	U.S. Treasury Obligations	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.20%	12/29/15	1/04/16	1,251,862	1,251,897	U.S. Treasury Obligations	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.50%	12/29/15	1/04/16	2,414,316	2,414,483	U.S. Treasury Obligations	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.40%	12/29/15	1/04/16	982,500	982,555	U.S. Treasury Obligations	Up to 30 Days
Total				$15,847,166	$15,851,831

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

116	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
17	Euro Dollar Futures	March 2016	USD	4,218,763	$ 5,252
2	U.S. Treasury Bonds (30 Year)	March 2016	USD	307,500	868
21	U.S. Treasury Notes (10 Year)	March 2016	USD	2,644,031	(4,186)
(39)	U.S. Treasury Notes (2 Year)	March 2016	USD	8,472,141	16,552
(1)	U.S. Treasury Notes (5 Year)	March 2016	USD	118,320	569
(1)	U.S. Ultra Treasury Bonds	March 2016	USD	158,688	(2,045)
(4)	Euro Dollar Futures	June 2016	USD	991,000	(849)
44	Euro Dollar Futures	December 2016	USD	10,864,700	(15,360)
(64)	Euro Dollar Futures	December 2017	USD	15,716,000	23,213
Total					$ 24,014

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CLP	4,968,810	USD	7,000	Credit Suisse International	1/04/16	$ 9
USD	7,000	CLP	4,940,950	BNP Paribas S.A.	1/04/16	30
USD	10,200	ZAR	148,629	BNP Paribas S.A.	1/04/16	597
USD	6,800	ZAR	98,012	State Street Bank and Trust Co.	1/04/16	467
ZAR	245,560	USD	17,000	Deutsche Bank AG	1/04/16	(1,134)
BRL	11,811	USD	3,000	Goldman Sachs International	1/05/16	(20)
BRL	20,115	USD	5,000	Royal Bank of Scotland PLC	1/05/16	75
MXN	158,754	USD	9,574	Goldman Sachs International	1/05/16	(366)
USD	5,000	BRL	19,910	BNP Paribas S.A.	1/05/16	(23)
USD	3,000	BRL	11,906	BNP Paribas S.A.	1/05/16	(4)
USD	9,574	MXN	164,135	Goldman Sachs International	1/05/16	54
USD	212,920	MXN	3,537,000	Société Générale	1/06/16	7,784
MXN	138,158	USD	8,000	Goldman Sachs International	1/08/16	12
TWD	392,160	USD	12,000	HSBC Bank PLC	1/11/16	(60)
USD	12,000	TWD	396,720	JPMorgan Chase Bank N.A.	1/11/16	(78)
EUR	7,219	RUB	578,330	BNP Paribas S.A.	1/12/16	(48)
EUR	3,281	RUB	256,397	Deutsche Bank AG	1/12/16	67
EUR	5,250	RUB	408,489	Deutsche Bank AG	1/12/16	130
EUR	7,000	RUB	538,650	JPMorgan Chase Bank N.A.	1/12/16	256
JPY	1,218,120	USD	10,000	UBS AG	1/12/16	137
RUB	636,102	EUR	9,000	BNP Paribas S.A.	1/12/16	(1,100)
RUB	380,200	EUR	5,000	BNP Paribas S.A.	1/12/16	(245)
RUB	676,218	EUR	8,750	Deutsche Bank AG	1/12/16	(280)
USD	10,000	JPY	1,206,631	Standard Chartered Bank	1/12/16	(42)
TRY	75,954	USD	26,000	Morgan Stanley & Co. International PLC	1/14/16	(65)
COP	23,426,690	USD	7,000	Credit Suisse International	1/15/16	368
TRY	20,891	USD	7,000	Deutsche Bank AG	1/15/16	131
USD	7,000	COP	23,114,000	Credit Suisse International	1/15/16	(270)
USD	7,000	TRY	21,160	Goldman Sachs International	1/15/16	(223)
USD	9,500	ZAR	149,981	JPMorgan Chase Bank N.A.	1/15/16	(171)
EUR	7,000	RUB	543,130	Deutsche Bank AG	1/18/16	208

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	117

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	548,520	EUR	7,000	Deutsche Bank AG	1/18/16	$ (135)
MXN	84,972	USD	5,000	Deutsche Bank AG	1/19/16	(77)
MXN	198,785	USD	11,667	Goldman Sachs International	1/19/16	(149)
MXN	141,887	USD	8,333	Goldman Sachs International	1/19/16	(112)
MXN	86,817	USD	5,000	Goldman Sachs International	1/19/16	30
MXN	86,875	USD	5,000	Goldman Sachs International	1/19/16	34
USD	5,000	COP	16,617,000	Credit Suisse International	1/19/16	(224)
USD	10,000	MXN	174,025	Goldman Sachs International	1/19/16	(83)
CLP	3,488,800	USD	5,000	Credit Suisse International	1/21/16	(89)
CLP	3,506,150	USD	5,000	Credit Suisse International	1/21/16	(64)
USD	10,000	CLP	7,149,500	Credit Suisse International	1/21/16	(64)
RUB	580,676	EUR	7,219	BNP Paribas S.A.	1/26/16	46
BRL	20,010	USD	5,000	Goldman Sachs International	2/02/16	(1)
USD	5,000	BRL	20,322	Royal Bank of Scotland PLC	2/02/16	(77)
JPY	41,196,219	USD	340,000	Morgan Stanley & Co. International PLC	3/16/16	3,405
JPY	41,131,568	USD	340,000	Royal Bank of Scotland PLC	3/16/16	2,866
USD	336,965	EUR	310,000	Deutsche Bank AG	3/16/16	(593)
USD	680,000	JPY	82,242,396	Morgan Stanley & Co. International PLC	3/16/16	(5,558)
USD	225,000	SAR	858,150	BNP Paribas S.A.	11/23/16	(1,137)
USD	228,333	SAR	870,407	Citibank N.A.	11/23/16	(1,033)
USD	169,000	SAR	642,285	Citibank N.A.	11/23/16	(253)
Total						$ 2,928

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar 90-Day	Put	3/11/16	USD	98.38	69	$ 4,744

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	BNP Paribas S.A.	8/16/16	SAR	3.78	USD	350	$4,118
USD Currency	Call	Citibank N.A.	8/16/16	SAR	3.78	USD	350	4,118
USD Currency	Put	Citibank N.A.	2/09/16	JPY	121.50	USD	16	256
Total								$8,492

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.00%	Receive	3-month LIBOR	1/19/16	USD	1,449	$885

OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.55%	Pay	3-month LIBOR	1/21/16	USD	1,800	$ (1)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	3.45%	Pay	3-month LIBOR	5/09/16	USD	700	(75,692)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.55%	Receive	3-month LIBOR	1/21/16	USD	1,800	(163)

See Notes to Financial Statements.

118	BLACKROCK SERIES FUND, INC.	DATE DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.45%	Receive	3-month LIBOR	5/09/16	USD	700	$(188)
Total									$(76,044)

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date		Notional Amount (000)	Unrealized Appreciation (Depreciation)
1.26%[1]	3-month LIBOR	1/12/16[2]	1/12/17	USD	3,847	$ (14,171)
1.36%[1]	3-month LIBOR	1/06/16[2]	2/29/20	USD	430	4,293
1.37%[1]	3-month LIBOR	1/06/16[2]	2/29/20	USD	390	3,665
1.32%[1]	3-month LIBOR	1/06/16[2]	2/29/20	USD	260	3,008
1.32%[1]	3-month LIBOR	1/06/16[2]	2/29/20	USD	210	2,452
1.32%[1]	3-month LIBOR	1/06/16[2]	2/29/20	USD	170	1,983
1.35%[1]	3-month LIBOR	1/06/16[2]	2/29/20	USD	130	1,349
3.26%[1]	3-month LIBOR	N/A	11/18/24	USD	1,700	(113,395)
2.31%[1]	3-month LIBOR	N/A	3/11/25	USD	100	(2,247)
2.50%[1]	3-month LIBOR	N/A	5/27/25	USD	700	(29,398)
2.13%[3]	3-month LIBOR	N/A	8/25/25	USD	10	42
2.18%[1]	3-month LIBOR	N/A	12/14/25	USD	1,080	(313)
2.38%[1]	3-month LIBOR	N/A	4/24/45	USD	110	5,144
2.39%[1]	3-month LIBOR	N/A	4/24/45	USD	105	4,668
2.83%[3]	3-month LIBOR	N/A	7/10/45	USD	215	12,736
Total						$(120,184)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Fund pays the floating rate and receives the fixed rate.

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation
2.50%[1]	3-month LIBOR	Deutsche Bank AG	9/30/20	USD	300	$13,156	—	$13,156
2.57%[1]	3-month LIBOR	Deutsche Bank AG	10/19/20	USD	300	13,642	—	13,642
6.32%[1]	28-day MXIBTIIE	Goldman Sachs International	8/06/25	MXN	511	(5)	$(3)	(2)
6.31%[2]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	172	15	1	14
6.31%[2]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	172	15	1	14
6.31%[2]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	640	63	3	60
Total						$26,886	$ 2	$26,884

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

Transactions in Options Written for the Year Ended December 31, 2015

	Calls				Puts
		Notional (000)				Notional (000)
	Contracts	EUR	USD	Premiums Received	Contracts	EUR	USD	Premiums Received

Outstanding options, beginning of year	—		7,811	$ 210,700	—	—	8,958	$ 241,584
Options written	—	1,675	3,405	75,439	233	1,675	6,523	153,415
Options expired	—		—	—	—	—	(723)	(9,071)
Options closed	—	(1,675)	(8,716)	(242,059)	(233)	(1,675)	(12,258)	(323,038)

Outstanding options, end of year	—		2,500	$ 44,080	—	—	2,500	$ 62,890

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	119

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$ 46,454	—	$ 46,454
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$16,706	—	—	16,706
Options purchased	Investments at value — unaffiliated[2]	—	—	—	8,492	5,629	—	14,121
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	39,340	—	39,340
Swaps — OTC	Unrealized appreciation on OTC swaps Swap premiums paid	—	—	—	—	26,891	—	26,891

Total		—	—	—	$25,198	$118,314	—	$143,512

Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$ 22,440	—	$ 22,440
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$13,778	—	—	13,778
Options written	Options written, at value	—	—	—	—	76,044	—	76,044
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	159,524	—	159,524
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	5	—	5

Total		—	—	—	$13,778	$258,013	—	$271,791

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2015, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$ (75,672)	—	$ (75,672)
Foreign currency transactions	—	—	—	$270,336	—	—	270,336
Options purchased[1]	—	—	—	32,856	(72,871)	—	(40,015)
Options written	—	—	—	333	(127,839)	—	(127,507)
Swaps	—	—	—	—	(67,671)	—	(67,671)

Total	—	—	—	$303,525	$(344,054)	—	$ (40,529)

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$ 73,500	—	$ 73,500
Foreign currency translations	—	—	—	$ (89,727)	—	—	(89,727)
Options purchased[1]	—	—	—	(3,496)	51,333	—	47,837
Options written	—	—	—	—	56,948	—	56,948
Swaps	—	—	—	—	(7,136)	—	(7,136)

Total	—	—	—	$ (93,223)	$ 174,645	—	$ 81,422

[1]	Options purchased are included in the net realized gain (loss) from investments and the net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

120	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts - long	$12,186,612
Average notional value of contracts - short	$25,256,703
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$2,544,503
Average amounts sold - USD	$1,379,619
Options:
Average value of option contracts purchased	$14,685
Average value of option contracts written	$1,631
Average notional value of swaption contracts purchased	$2,792,500
Average notional value of swaption contracts written	$7,715,189
Interest rate swaps:
Average notional value - pays fixed rate	$9,460,826
Average notional value - receives fixed rate	$3,771,219
Total return swaps:
Average notional value	$579,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$ 7,700	$ 6,421
Forward foreign currency exchange contracts	16,706	13,778
Options	14,121[1]	76,044
Swaps - Centrally cleared	—	22,817
Swaps - OTC[2]	26,891	5

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$ 65,418	$119,065
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(12,444)	(29,238)

Total derivative assets and liabilities subject to an MNA	$ 52,974	$ 89,827

[1]	Includes options purchased at value which is included in Investments at value - unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[4]
Bank of America N.A.	$ 30	—	—	—	$ 30
BNP Paribas S.A.	4,791	$ (2,557)	—	—	2,234
Citibank N.A.	4,374	(1,286)	—	—	3,088
Credit Suisse International	377	(377)	—	—	—
Deutsche Bank AG	27,397	(27,397)	—	—	—
Goldman Sachs International	130	(130)	—	—	—
JPMorgan Chase Bank N.A.	1,141	(249)	—	—	892
Morgan Stanley & Co. International PLC	3,405	(3,405)	—	—	—
Royal Bank of Scotland PLC	2,941	(77)	—	—	2,864
Société Générale	7,784	—	—	—	7,784
State Street Bank and Trust Co.	467	—	—	—	467
UBS AG	137	—	—	—	137

Total	$52,974	$(35,478)	—	—	$17,496

[3]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
[4]	Net amount represents the net amount receivable from the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	121

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
BNP Paribas S.A.	$ 2,557	$ (2,557)	—	—	—
Citibank N.A.	1,286	(1,286)	—	—	—
Credit Suisse International	711	(377)	—	—	$ 334
Deutsche Bank AG	78,263	(27,397)	—	—	50,866
Goldman Sachs International	959	(130)	—	—	829
HSBC Bank PLC	60	—	—	—	60
JPMorgan Chase Bank N.A.	249	(249)	—	—	—
Morgan Stanley & Co. International PLC	5,623	(3,405)	—	—	2,218
Royal Bank of Scotland PLC	77	(77)	—	—	—
Standard Chartered Bank	42	—	—	—	42

Total	$89,827	$(35,478)	—	—	$54,349

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,777,203	$397,000	$2,174,203
Corporate Bonds	—	2,261,325	—	2,261,325
Foreign Government Obligations	—	207,818	—	207,818
Non-Agency Mortgage-Backed Securities	—	3,922,781	75,070	3,997,851
U.S. Government Sponsored Agency Securities	—	67,962,647	—	67,962,647
U.S. Treasury Obligations	—	38,397,283	—	38,397,283
Short-Term Securities:
Borrowed Bond Agreements	—	659,113	—	659,113
Options Purchased:
Foreign Currency Exchange Contracts	—	8,492	—	8,492
Interest Rate Contracts	$4,744	885	—	5,629
Liabilities:
Investments:
Borrowed Bonds	—	(659,223)	—	(659,223)
TBA Sale Commitments	—	(34,555,377)	—	(34,555,377)

Total
	$4,744	$79,982,947	$472,070	$80,459,761

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[3]:
Assets:
Foreign currency exchange contracts	—	$ 16,706	—	$ 16,706
Interest rate contracts	$46,454	66,226	—	112,680
Liabilities:
Foreign currency exchange contracts	—	(13,778)	—	(13,778)
Interest rate contracts	(22,440)	(235,570)	—	(258,010)

Total	$24,014	$ (166,416)	—	$ (142,402)

[3]

Derivative financial instruments are swaps, financial futures contracts, forward foreign currency contracts and options written. Swaps, financial futures contracts and forward foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Financial Statements.

122	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Schedule of Investments (concluded)	BlackRock U.S. Government Bond Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$695,060	—	—	$ 695,060
Cash pledged for centrally cleared swaps	119,110	—	—	119,110
Cash pledged for financial futures contracts	42,540	—	—	42,540
Foreign currency at value	44,330	—	—	44,330
Liabilities:
Reverse repurchase agreements	—	$ (15,851,831)	—	(15,851,831)

Total	$901,040	$ (15,851,831)	—	$ (14,950,791)

During the year ended December 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	123

Statements of Assets and Liabilities

December 31, 2015	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock Government Money Market Portfolio

Assets
Investments at value — unaffiliated[2,3]	$527,551,503	$156,034,136	$230,227,978	$83,649,897
Investments at value — affiliated[4]	6,433,690	8,447,035	6,220,314	—
Cash	3,654,593	—	5,150	—
Cash held for investments sold short	—	—	577,245	—
Cash pledged for centrally cleared swaps	60,182	—	156,750	—
Foreign currency at value[5]	197,393	73	9,236	—
Repurchase agreements at value[6]	—	—	—	41,723,000
Receivables:
Investments sold	5,522	—	471,494	—
Options written	—	—	18,969	—
Securities lending income — affiliated	1,509	2,362	6,620	—
Swaps	115	—	—	—
TBA sale commitments	30,679,859	—	—	—
Capital shares sold	—	—	—	318,465
Dividends	346,473	20,159	198,536	—
Interest	1,008,799	—	519,039	55,546
From the Manager	95,922	32,597	55,061	9,527
Principal paydowns	2,324	—	—	—
Swap premiums paid	74,887	—	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	30,894	—	280,121	—
OTC swaps	244,005	—	128,567	—
Variation margin receivable on financial futures contracts	58,491	—	71,355	—
Variation margin receivable on centrally cleared swaps	924	—	4,173	—
Prepaid expenses	2,818	870	9,002	5,000
Other assets	25,674	—	—	—

Total assets	570,475,577	164,537,232	238,959,610	125,761,435

Liabilities
Investments sold short at value[7]	—	—	609,027	—
Cash received as collateral for OTC derivatives	—	—	390,000	—
Borrowed bonds at value[8]	5,659,517	—	—	—
Collateral on securities loaned at value	3,964,938	5,786,479	4,986,152	—
Options written at value[9]	—	—	910,925	—
TBA sale commitments at value[10]	30,683,688	—	—	—
Reverse repurchase agreements	7,741,100	—	—	—
Payables:
Investments purchased	21,838,066	1,853,032	1,473,889	—
Swaps	2,764	—	—	—
Capital shares redeemed	14,661	5,115	215,485	44,162
Interest expense	43,262	—	—	—
Investment advisory fees	155,630	48,602	69,671	227
Officer’s and Directors’ fees	6,506	4,700	5,183	4,619
Other affiliates	1,370	418	645	341
Professional fees	58,034	42,263	75,850	34,240
Transfer agent fees	191,473	57,069	97,139	22,522
Swap premiums received	292,822	—	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	51,528	—	294,816	—
OTC swaps	247,066	—	26,373	—
Variation margin payable on financial futures contracts	6,291	—	—	—
Other accrued expenses payable	78,157	17,316	155,591	14,624

Total liabilities	71,036,873	7,814,994	9,310,746	120,735

Net Assets	$499,438,704	$156,722,238	$229,648,864	$125,640,700

See Notes to Financial Statements.

124	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Statements of Assets and Liabilities (continued)

December 31, 2015	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock Government Money Market Portfolio

Net Assets Consist of
Paid-in capital	$444,619,003	$130,991,548	$238,401,741	$125,640,216
Undistributed (distributions in excess of) net investment income	67,597	23,760	(960,674)	—
Accumulated net realized gain (loss)	1,569,313	1,820,006	(1,842,474)	484
Net unrealized appreciation (depreciation)	53,182,791	23,886,924	(5,949,729)	—

Net Assets	$499,438,704	$156,722,238	$229,648,864	$125,640,700

Shares outstanding, $0.10 par value[11]	29,828,790	4,566,472	16,116,736	125,640,216

Net asset value, offering and redemption price per share	$16.74	$34.32	$14.25	$1.00

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$474,216,923	$132,147,212	$236,056,891	$83,649,897
[3] Securities loaned at value	$3,849,238	$5,675,340	$4,831,023	—
[4] Investments at cost — affiliated	$6,581,700	$8,447,035	$6,421,593	—
[5] Foreign currency at cost	$199,079	$73	$9,288	—
[6] Repurchase agreements at cost	—	—	—	$41,723,000
[7] Proceeds from investments sold short	—	—	$622,421	—
[8] Proceeds received from borrowed bonds	$5,696,713	—	—	—
[9] Premiums received	—	—	$995,473	—
[10] Proceeds from TBA sale commitments	$30,679,859	—	—	—
[11] Authorized shares	300 million	100 million	100 million	2 billion

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	125

Statements of Assets and Liabilities (continued)

December 31, 2015	BlackRock High Yield Portfolio		BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

Assets
Investments at value — unaffiliated[1,2]	$29,329,861		$168,313,992	$75,297,010	$115,674,361
Investments at value — affiliated[3]	1,971,388		7,630,939	1,413,791	—
Cash	—		—	7,000	695,060
Cash pledged:
Financial futures contracts	124,800		—	—	42,540
Centrally cleared swaps	40,190		—	20,500	119,110
Foreign currency at value[4]	8,915		—	57,746	44,330
Receivables:
Investments sold	268,857		—	2,457	118
Securities lending income — affiliated	—		914	—	—
Swaps	—		—	37	—
TBA sale commitments	—		—	10,160,554	34,560,038
Capital shares sold	2,813		—	64	—
Dividends	256		190,416	151	—
Interest	488,458		—	331,532	321,424
From the Manager	6,841		30,543	12,858	13,976
Principal paydowns	—		—	10,515	1,743
Swap premiums paid	—		—	23,116	5
Unrealized appreciation on:
Forward foreign currency exchange contracts	12,307		—	12,655	16,706
OTC swaps	—		—	55,052	26,886
Variation margin receivable on financial futures contracts	24,570		—	15,719	7,700
Variation margin receivable on centrally cleared swaps	—		—	163	—
Prepaid expenses	191		1,322	350	376
Other assets	1,080		—	3,109	62,657

Total assets	32,280,527		176,168,126	87,424,379	151,587,030

Liabilities
Borrowed bonds at value[5]	—		—	1,954,704	659,223
Collateral on securities loaned at value	—		6,716,532	—	—
Options written at value[6]	—		—	—	76,044
TBA sale commitments at value[7]	—		—	10,163,120	34,555,377
Reverse repurchase agreements	—		—	6,639,364	15,851,831
Payables:
Investments purchased	213,468		—	6,182,425	33,848,902
Swaps	—		—	858	—
Capital shares redeemed	574		100,953	11,853	33,913
Foreign taxes	—		—	13,786	—
Income dividends	153,292		—	132,037	122,456
Interest expense	—		—	15,152	3,743
Investment advisory fees	3,384		52,793	2,741	14,040
Officer’s and Directors’ fees	4,137		4,800	4,282	4,311
Other affiliates	95		460	173	187
Professional fees	46,751		39,551	57,815	60,382
Transfer agent fees	15,782		64,047	25,098	27,573
Swap premiums received	—		—	54,249	3
Unrealized depreciation on:
Forward foreign currency exchange contracts	34,363		—	17,606	13,778
OTC swaps	—		—	110,362	2
Variation margin payable on financial futures contracts	—		—	1,977	6,421
Variation margin payable on centrally cleared swaps	294		—	—	22,817
Other accrued expenses payable	20,530		15,918	34,840	23,055
Commitments	—	[8]	—	—	—

Total liabilities	492,670		6,995,054	25,422,442	85,324,058

Net Assets	$31,787,857		$169,173,072	$62,001,937	$66,262,972

See Notes to Financial Statements.

126	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Statements of Assets and Liabilities (concluded)

December 31, 2015	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

Net Assets Consist of
Paid-in capital	$40,914,768	$135,328,309	$66,151,040	$68,420,308
Undistributed (distributions in excess of) net investment income	114,796	4,603	(44,265)	223,960
Accumulated net realized gain (loss)	(6,161,709)	1,175,846	(3,282,161)	(2,061,243)
Net unrealized appreciation (depreciation)	(3,079,998)	32,664,314	(822,677)	(320,053)

Net Assets	$31,787,857	$169,173,072	$62,001,937	$66,262,972

Shares outstanding, $0.10 par value[9]	6,472,429	6,376,769	5,391,849	6,081,413

Net asset value, offering and redemption price per share	$4.91	$26.53	$11.50	$10.90

[1] Investments at cost — unaffiliated	$32,360,636	$135,649,678	$76,014,018	$116,025,582
[2] Securities loaned at value	—	$6,520,609	—	—
[3] Investments at cost — affiliated	$1,971,388	$7,630,939	$1,460,118	—
[4] Foreign currency at cost	$8,983	—	$57,510	$44,534
[5] Proceeds received from borrowed bonds	—	—	$1,970,084	$658,818
[6] Premiums received	—	—	—	$106,970
[7] Proceeds from TBA sale commitments	—	—	$10,160,554	$34,560,038
[8] See Note 4 of the Notes to Financial Statements for details of commitments
[9] Authorized shares	100 million	100 million	100 million	100 million

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	127

Statements of Operations

Year Ended December 31, 2015	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock Government Money Market Portfolio

Investment Income
Dividends — unaffiliated	$5,500,614	$1,020,776	$3,177,511	—
Dividends — affiliated	7,534	1,962	2,146	—
Interest	5,216,515	—	2,099,778	$281,815
Securities lending — affiliated — net	13,586	15,829	47,061	—
Foreign taxes withheld	(38,763)	(4,839)	(145,782)	—

Total income	10,699,486	1,033,728	5,180,714	281,815

Expenses
Investment advisory	1,892,344	577,476	894,991	474,336
Transfer agent	749,136	224,113	367,090	92,117
Accounting services	120,384	40,122	70,518	7,280
Custodian	128,378	21,721	279,104	24,654
Professional	107,226	58,709	102,198	56,956
Printing	36,874	16,605	21,625	27,459
Officer and Directors	28,204	22,519	23,884	22,102
Registration	1,200	1,200	1,200	1,200
Miscellaneous	76,130	7,909	124,235	6,635

Total expenses excluding dividend expense, interest expense and stock loan fees	3,139,876	970,374	1,884,845	712,739
Dividend expense	—	—	12,841	—
Interest expense	59,022	—	—	—
Stock loan fees	—	—	426	—

Total expenses	3,198,898	970,374	1,898,112	712,739
Less fees waived by the Manager	(7,576)	(1,988)	(112,874)	(334,527)
Less transfer agent fees reimbursed	(566,800)	(155,310)	(362,090)	(86,910)
Less other expenses reimbursed	—	—	—	(9,527)

Total expenses after fees waived and/or reimbursed	2,624,522	813,076	1,423,148	281,775

Net investment income	8,074,964	220,652	3,757,566	40

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	23,335,426	10,671,356	5,201,062	8,416
Capital gain distributions received from affiliated investment companies	139	49	48	—
Financial futures contracts	(190,019)	—	1,178,709	—
Interest rate floors	(41,840)	—	—	—
Foreign currency transactions	387,240	(137)	3,318,695	—
Options written	158,509	—	791,076	—
Short sales	—	—	(12,768)	—
Swaps	342,678	—	261,833	—
Borrowed bonds	(44,202)	—	—	—

	23,947,931	10,671,268	10,738,655	8,416

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated[2]	(28,204,298)	(32,804)	(14,992,968)	—
Investments — affiliated	(148,010)	—	(65,836)	—
Financial futures contracts	(107,736)	—	32,932	—
Interest rate floors	7,634	—	—	—
Foreign currency translations	(292,313)	—	(1,287,435)	—
Options written	1,605	—	534,592	—
Short sales	—	—	19,739	—
Swaps	(174,689)	—	(135,788)	—
Borrowed bonds	37,196	—	—	—

	(28,880,611)	(32,804)	(15,894,764)	—

Total realized and unrealized gain (loss)	(4,932,680)	10,638,464	(5,156,109)	8,416

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,142,284	$10,859,116	$(1,398,543)	$8,456

[1] Consolidated Statement of Operations
[2] Net of foreign capital gain tax	—	—	$3,493	—

See Notes to Financial Statements.

128	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Statements of Operations (concluded)

Year Ended December 31, 2015	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

Investment Income
Dividends — unaffiliated	$43,762	$2,916,625	$21,742	—
Dividends — affiliated	21,771	2,036	15,153	$3,473
Interest	2,088,345	—	1,839,594	1,492,938
Securities lending — affiliated — net	—	10,155	—	—
Foreign taxes withheld	(697)	(22,382)	(80)	—

Total income	2,153,181	2,906,434	1,876,409	1,496,411

Expenses
Investment advisory	134,258	641,100	236,975	256,565
Transfer agent	56,812	248,082	95,141	105,501
Professional	55,346	57,579	65,229	72,630
Custodian	24,769	16,264	88,255	51,739
Officer and Directors	20,653	22,820	21,099	21,178
Accounting services	14,433	43,716	20,519	21,699
Printing	10,381	17,270	11,736	11,559
Registration	1,200	4,003	1,200	1,200
Miscellaneous	19,410	8,088	50,304	14,650

Total expenses excluding interest expense	337,262	1,058,922	590,458	556,721
Interest expense	—	—	25,758	20,199

Total expenses	337,262	1,058,922	616,216	576,920
Less fees waived by the Manager	(99,353)	(2,268)	(172,400)	(101,233)
Less transfer agent fees reimbursed	(51,812)	(175,073)	(90,141)	(100,501)

Total expenses after fees waived and/or reimbursed	186,097	881,581	353,675	375,186

Net investment income	1,967,084	2,024,853	1,522,734	1,121,225

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(1,907,071)	8,868,248	181,889	590,518
Investments — affiliated	(54,696)	—	—	—
Capital gain distributions received from affiliated investment companies	28	41	32	3
Financial futures contracts	(131,421)	—	(53,059)	(75,672)
Interest rate floors	—	—	(15,651)	—
Foreign currency transactions	587,986	—	141,082	75,828
Options written	4,104	—	51,829	(127,507)
Borrowed bonds	—	—	(29,004)	1,280
Swaps	28,822	—	94,010	(67,671)

	(1,472,248)	8,868,289	371,128	396,779

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,806,942)	(9,751,131)	(1,392,909)	(1,159,951)
Investments — affiliated	3,358	—	(46,327)	—
Financial futures contracts	74,587	—	(57,405)	73,500
Interest rate floors	—	—	2,856	—
Foreign currency translations	(215,108)	—	(103,574)	(90,438)
Options written	—	—	418	56,948
Swaps	10,126	—	(55,463)	(7,136)
Borrowed bonds	—	—	15,380	(405)

	(1,933,979)	(9,751,131)	(1,637,024)	(1,127,482)

Total realized and unrealized loss	(3,406,227)	(882,842)	(1,265,896)	(730,703)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,439,143)	$1,142,011	$256,838	$390,522

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	129

Statements of Changes in Net Assets

	BlackRock Balanced Capital Portfolio		BlackRock Capital Appreciation Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2015	2014	2015	2014

Operations
Net investment income	$8,074,964	$9,228,518	$220,652	$289,238
Net realized gain	23,947,931	55,728,082	10,671,268	25,648,369
Net change in unrealized appreciation (depreciation)	(28,880,611)	(8,549,774)	(32,804)	(12,530,655)

Net increase in net assets resulting from operations	3,142,284	56,406,826	10,859,116	13,406,952

Distributions to Shareholders From[1]
Net investment income	(8,478,495)	(9,881,631)	(200,002)	(266,239)
Net realized gain	(24,468,344)	(57,418,669)	(12,402,083)	(26,403,560)

Decrease in net assets resulting from distributions to shareholders	(32,946,839)	(67,300,300)	(12,602,085)	(26,669,799)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(16,810,274)	19,306,262	1,077,712	12,599,186

Net Assets
Total increase (decrease) in net assets	(46,614,829)	8,412,788	(665,257)	(663,661)
Beginning of year	546,053,533	537,640,745	157,387,495	158,051,156

End of year	$499,438,704	$546,053,533	$156,722,238	$157,387,495

Undistributed (distributions in excess of) net investment income, end of year	$67,597	$(70,474)	$23,760	$3,247

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

130	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Statements of Changes in Net Assets (continued)

	BlackRock Global Allocation Portfolio[1]		BlackRock Government Money Market Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2015	2014	2015	2014

Operations
Net investment income	$3,757,566	$4,883,393	$40	$40
Net realized gain	10,738,655	24,388,201	8,416	7,165
Net change in unrealized appreciation (depreciation)	(15,894,764)	(22,367,982)	—	—

Net increase (decrease) in net assets resulting from operations	(1,398,543)	6,903,612	8,456	7,205

Distributions to Shareholders From[2]
Net investment income	(4,714,207)	(6,467,763)	(40)	(40)
Net realized gain	(13,479,210)	(21,285,481)	(8,064)	(7,293)
Tax return of capital	(1,548)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(18,194,965)	(27,753,244)	(8,104)	(7,333)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(8,453,675)	1,923,293	(12,392,352)	(10,451,710)

Net Assets
Total decrease in net assets	(28,047,183)	(18,926,339)	(12,392,000)	(10,451,838)
Beginning of year	257,696,047	276,622,386	138,032,700	148,484,538

End of year	$229,648,864	$257,696,047	$125,640,700	$138,032,700

Distributions in excess of net investment income, end of year	$(960,674)	$(168,597)	—	—

[1]	Consolidated Statements of Changes in Net Assets.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	131

Statements of Changes in Net Assets (continued)

	BlackRock High Yield Portfolio		BlackRock Large Cap Core Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2015	2014	2015	2014

Operations
Net investment income	$1,967,084	$2,534,260	$2,024,853	$1,842,721
Net realized gain (loss)	(1,472,248)	807,724	8,868,289	23,552,869
Net change in unrealized appreciation (depreciation)	(1,933,979)	(2,358,761)	(9,751,131)	(3,782,001)

Net increase (decrease) in net assets resulting from operations	(1,439,143)	983,223	1,142,011	21,613,589

Distributions to Shareholders From[1]
Net investment income	(2,026,889)	(2,871,368)	(2,025,002)	(1,888,456)
Net realized gain	—	—	(8,645,660)	(15,500,781)

Decrease in net assets resulting from distributions to shareholders	(2,026,889)	(2,871,368)	(10,670,662)	(17,389,237)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(3,827,439)	(7,553,392)	(6,152,545)	1,368,548

Net Assets
Total increase (decrease) in net assets	(7,293,471)	(9,441,537)	(15,681,196)	5,592,900
Beginning of year	39,081,328	48,522,865	184,854,268	179,261,368

End of year	$31,787,857	$39,081,328	$169,173,072	$184,854,268

Undistributed (distributions in excess of) net investment income, end of year	$114,796	$(76,225)	$4,603	$403

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

132	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Statements of Changes in Net Assets (concluded)

	BlackRock Total Return Portfolio		BlackRock U.S. Government Bond Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2015	2014	2015	2014

Operations
Net investment income	$1,522,734	$2,024,622	$1,121,225	$1,382,806
Net realized gain	371,128	1,760,262	396,779	2,384,231
Net change in unrealized appreciation (depreciation)	(1,637,024)	946,047	(1,127,482)	732,092

Net increase in net assets resulting from operations	256,838	4,730,931	390,522	4,499,129

Distributions to Shareholders From[1]
Net investment income	(1,656,708)	(2,158,307)	(1,474,856)	(1,631,628)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(4,666,858)	(7,008,872)	(7,578,112)	(8,243,720)

Net Assets
Total decrease in net assets	(6,066,728)	(4,436,248)	(8,662,446)	(5,376,219)
Beginning of year	68,068,665	72,504,913	74,925,418	80,301,637

End of year	$62,001,937	$68,068,665	$66,262,972	$74,925,418

Undistributed (distributions in excess of) net investment income, end of year	$(44,265)	$(103,755)	$223,960	$48,544

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	133

Financial Highlights	BlackRock Balanced Capital Portfolio

	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$17.81	$18.26	$15.51	$14.33	$14.09

Net investment income[1]	0.28	0.33	0.31	0.36	0.37
Net realized and unrealized gain (loss)	(0.19)	1.67	2.83	1.19	0.28

Net increase from investment operations	0.09	2.00	3.14	1.55	0.65

Distributions from[2]:
Net investment income	(0.30)	(0.36)	(0.35)	(0.37)	(0.41)
Net realized gain	(0.86)	(2.09)	(0.04)	—	—

Total distributions	(1.16)	(2.45)	(0.39)	(0.37)	(0.41)

Net asset value, end of year	$16.74	$17.81	$18.26	$15.51	$14.33

Total Return[3]
Based on net asset value	0.52%	11.07%	20.29%	10.79%	4.58%

Ratios to Average Net Assets
Total expenses	0.61%	0.57%	0.61%	0.55%	0.45%

Total expenses after fees waived and/or reimbursed	0.50%	0.48%	0.51%	0.48%	0.44%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.49%	0.47%	0.49%	0.47%	0.44%

Net investment income	1.54%	1.72%	1.83%	2.36%	2.55%

Supplemental Data
Net assets, end of year (000)	$499,439	$546,054	$537,641	$496,992	$499,851

Portfolio turnover rate[4]	340%	345%	349%	499%	612%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding MDRs)	240%	259%	252%	398%	415%

See Notes to Financial Statements.

134	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Financial Highlights (continued)	BlackRock Capital Appreciation Portfolio

	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$34.75	$38.16	$28.43	$25.13	$27.72

Net investment income[1]	0.05	0.07	0.08	0.31	0.17
Net realized and unrealized gain (loss)	2.45	3.33	9.74	3.33	(2.57)

Net increase (decrease) from investment operations	2.50	3.40	9.82	3.64	(2.40)

Distributions from[2]:
Net investment income	(0.05)	(0.07)	(0.09)	(0.34)	(0.19)
Net realized gain	(2.88)	(6.74)	—	—	—

Total distributions	(2.93)	(6.81)	(0.09)	(0.34)	(0.19)

Net asset value, end of year	$34.32	$34.75	$38.16	$28.43	$25.13

Total Return[3]
Based on net asset value	7.09%	9.12%	34.53%	14.48%	(8.66)%

Ratios to Average Net Assets
Total expenses	0.61%	0.60%	0.62%	0.56%	0.45%

Total expenses after fees waived and/or reimbursed	0.51%	0.51%	0.53%	0.50%	0.44%

Net investment income	0.14%	0.19%	0.26%	1.11%	0.62%

Supplemental Data
Net assets, end of year (000)	$156,722	$157,387	$158,051	$130,685	$132,310

Portfolio turnover rate	71%	99%	151%	61%	79%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	135

Financial Highlights (continued)	BlackRock Global Allocation Portfolio

	Year Ended December 31,[1]

	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$15.55	$16.97	$15.03	$13.80	$15.59

Net investment income[2]	0.24	0.31	0.24	0.25	0.33
Net realized and unrealized gain (loss)	(0.35)	0.12	2.00	1.19	(0.86)

Net increase (decrease) from investment operations	(0.11)	0.43	2.24	1.44	(0.53)

Distributions from[3]:
Net investment income	(0.30)	(0.43)	(0.30)	(0.21)	(1.05)
Net realized gain	(0.89)	(1.42)	—	—	—
Tax return of capital	— [4]	—	—	—	(0.21)

Total distributions	(1.19)	(1.85)	(0.30)	(0.21)	(1.26)

Net asset value, end of year	$14.25	$15.55	$16.97	$15.03	$13.80

Total Return[5]
Based on net asset value	(0.74)%	2.52%	14.94%	10.46%	(3.39)%

Ratios to Average Net Assets
Total expenses	0.77%	0.72%	0.69%	0.61%	0.47%

Total expenses after fees waived and/or reimbursed	0.58%	0.57%	0.56%	0.53%	0.44%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and stock loan fees	0.57%	0.57%	0.56%	0.53%	0.44%

Net investment income	1.52%	1.81%	1.49%	1.73%	2.04%

Supplemental Data
Net assets, end of year (000)	$229,649	$257,696	$276,622	$268,888	$272,553

Portfolio turnover rate[6]	89%	70%	56%	44%	65%

[1]    Consolidated Financial Highlights.

[2]    Based on average shares outstanding.

[3]    Distributions for annual periods determined in accordance with federal income tax regulations.

[4]    Amount is greater than $(0.005) per share.

[5]    Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]    Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

		Year Ended December 31,

	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding MDRs)	87%	70%	56%	44%	65%

See Notes to Financial Statements.

136	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Financial Highlights (continued)	BlackRock Government Money Market Portfolio

	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0001	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0001	0.0001	0.0000	0.0000	0.0000

Distributions from[2]:
Net investment income	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
Net realized gain	(0.0001)	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0001)	(0.0001)	(0.0000)	(0.0000)	(0.0000)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.01%	0.01%	0.00%	0.00%	0.00%

Ratios to Average Net Assets
Total expenses	0.54%	0.49%	0.55%	0.50%	0.43%

Total expenses after fees waived and/or reimbursed	0.22%	0.23%	0.25%	0.29%	0.29%

Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of year (000)	$125,641	$138,033	$148,485	$163,347	$195,061

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	137

Financial Highlights (continued)	BlackRock High Yield Portfolio

	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$5.44	$5.69	$5.50	$5.06	$5.33

Net investment income[1]	0.28	0.32	0.34	0.36	0.38
Net realized and unrealized gain (loss)	(0.52)	(0.21)	0.21	0.43	(0.27)

Net increase (decrease) from investment operations	(0.24)	0.11	0.55	0.79	0.11

Distributions from net investment income[2]	(0.29)	(0.36)	(0.36)	(0.35)	(0.38)

Net asset value, end of year	$4.91	$5.44	$5.69	$5.50	$5.06

Total Return[3]
Based on net asset value	(4.65)%	1.88%	10.28%	16.17%	2.04%

Ratios to Average Net Assets
Total expenses	0.91%	0.84%	0.89%	0.82%	0.66%

Total expenses after fees waived and/or reimbursed	0.50%	0.51%	0.52%	0.50%	0.50%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	5.30%	5.54%	6.01%	6.72%	7.18%

Supplemental Data
Net assets, end of year (000)	$31,788	$39,081	$48,523	$49,756	$46,804

Portfolio turnover rate	84%	78%	102%	102%	96%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

138	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Financial Highlights (continued)	BlackRock Large Cap Core Portfolio

	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$28.11	$27.50	$20.70	$18.65	$18.42

Net investment income[1]	0.32	0.29	0.27	0.34	0.25
Net realized and unrealized gain (loss)	(0.15)	3.23	6.82	2.07	0.23

Net increase from investment operations	0.17	3.52	7.09	2.41	0.48

Distributions from[2]:
Net investment income	(0.33)	(0.32)	(0.29)	(0.36)	(0.25)
Net realized gain	(1.42)	(2.59)	—	—	—

Total distributions	(1.75)	(2.91)	(0.29)	(0.36)	(0.25)

Net asset value, end of year	$26.53	$28.11	$27.50	$20.70	$18.65

Total Return[3]
Based on net asset value	0.60%	12.79%	34.29%	12.95%	2.61%

Ratios to Average Net Assets
Total expenses	0.60%	0.59%	0.60%	0.56%	0.44%

Total expenses after fees waived and/or reimbursed	0.50%	0.49%	0.49%	0.48%	0.44%

Net investment income	1.14%	1.03%	1.12%	1.69%	1.32%

Supplemental Data
Net assets, end of year (000)	$169,173	$184,854	$179,261	$151,411	$149,950

Portfolio turnover rate	31%	47%	39%	115%	104%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	139

Financial Highlights (continued)	BlackRock Total Return Portfolio

	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$11.76	$11.34	$11.83	$11.37	$11.17

Net investment income[1]	0.27	0.33	0.33	0.38	0.47
Net realized and unrealized gain (loss)	(0.23)	0.45	(0.45)	0.49	0.22

Net increase (decrease) from investment operations	0.04	0.78	(0.12)	0.87	0.69

Distributions from net investment income[2]	(0.30)	(0.36)	(0.37)	(0.41)	(0.49)

Net asset value, end of year	$11.50	$11.76	$11.34	$11.83	$11.37

Total Return[3]
Based on net asset value	0.29%	6.90%	(1.05)%	7.78%	6.34%

Ratios to Average Net Assets
Total expenses	0.94%	0.84%	0.85%	0.80%	0.60%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.54%	0.57%	0.53%	0.52%	0.53%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	2.33%	2.86%	2.85%	3.25%	4.28%

Supplemental Data
Net assets, end of year (000)	$62,002	$68,069	$72,505	$83,353	$84,332

Portfolio turnover rate[4]	783%	762%	806%	952%	1,237%

[1]    Based on average shares outstanding.

[2]    Distributions for annual periods determined in accordance with federal income tax regulations.

[3]    Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]    Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding MDRs)	548%	556%	582%	731%	793%

See Notes to Financial Statements.

140	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Financial Highlights (concluded)	BlackRock U.S. Government Bond Portfolio

	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$11.07	$10.67	$11.27	$11.56	$11.26

Net investment income[1]	0.17	0.20	0.16	0.22	0.29
Net realized and unrealized gain (loss)	(0.11)	0.43	(0.49)	0.07	0.43

Net increase (decrease) from investment operations	0.06	0.63	(0.33)	0.29	0.72

Distributions from[2]:
Net investment income	(0.23)	(0.23)	(0.25)	(0.25)	(0.31)
Net realized gain	—	—	—	(0.33)	(0.11)
Tax return of capital	—	—	(0.02)	—	—

Total distributions	(0.23)	(0.23)	(0.27)	(0.58)	(0.42)

Net asset value, end of year	$10.90	$11.07	$10.67	$11.27	$11.56

Total Return[3]
Based on net asset value	0.54%	5.95%	(2.99)%	2.55%	6.54%

Ratios to Average Net Assets
Total expenses	0.81%[4]	0.76%	0.78%[4]	0.67%	0.53%

Total expenses after fees waived and/or reimbursed	0.53%[4]	0.53%	0.50%[4]	0.50%	0.50%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50%[4]	0.50%	0.50%[4]	0.50%	0.50%

Net investment income	1.58%[4]	1.79%	1.44%[4]	1.86%	2.62%

Supplemental Data
Net assets, end of year (000)	$66,263	$74,925	$80,302	$99,492	$107,890

Portfolio turnover rate[5]	1,421%	1,374%	2,125%	1,572%	2,756%

[1]    Based on average shares outstanding.

[2]    Distributions for annual periods determined in accordance with federal income tax regulations.

[3]    Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]    Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[5]    Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding MDRs)	891%	723%	1,614%	1,194%	1,937%

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	141

Notes to Financial Statements

1. Organization:

BlackRock Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Balanced Capital Portfolio	Balanced Capital	Diversified
BlackRock Capital Appreciation Portfolio	Capital Appreciation	Diversified
BlackRock Global Allocation Portfolio	Global Allocation	Diversified
BlackRock Government Money Market Portfolio	Government Money Market	Diversified
BlackRock High Yield Portfolio	High Yield	Diversified
BlackRock Large Cap Core Portfolio	Large Cap Core	Diversified
BlackRock Total Return Portfolio	Total Return	Diversified
BlackRock U.S. Government Bond Portfolio	U.S. Government Bond	Diversified

Effective September 1, 2015, BlackRock Money Market Portfolio changed its name to BlackRock Government Money Market Portfolio.

The Company is organized as a Maryland corporation that is comprised of eight separate portfolios. The Funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Global Allocation include the accounts of BlackRock Cayman Global Allocation Portfolio I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of Global Allocation and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Global Allocation may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $6,041,307, which is 2.6% of Global Allocation’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Global Allocation, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales), or certain borrowings (e.g., reverse repurchase agreements) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when

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the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: For Government Money Market, distributions from net investment income are declared daily and paid monthly. Distributions are declared from the total of net investment income. For Balanced Capital, Capital Appreciation, Global Allocation and Large Cap Core, distributions from net investment income are declared and paid at least annually. For High Yield, Total Return and U.S. Government, distributions from net investment income are declared daily and paid monthly. For each Fund, distributions of capital gains are recorded on the ex-dividend dates.

Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 8, Income Tax Information, for the tax character of each Fund’s distributions paid during the period.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. For all Funds except Government Money Market, the Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

For Government Money Market, the Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining

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the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and

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assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (“Mortgage Assets”), there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or

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syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. A Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or in the case of trust preferred securities, by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

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Warrants: Warrants entitle a Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. A Fund may invest in obligations of borrowers who are in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for a Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a Fund’s investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the

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counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Commitments: Certain Funds may enter into commitments, or agreements, to acquire an investment at a future date (subject to certain conditions) in connection with a potential public or non-public offering. Such agreements may obligate the Fund to make future cash payments. As of December 31, 2015, High Yield had an outstanding commitment of $1,080,000 in connection with the Chapter 11 cases of Energy Future Holdings Corp., et al. This commitment is not included in the net assets of High Yield as of December 31, 2015.

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain eligible collateral subject to the agreement and in value no less than the agreed repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repo arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a Fund and its counterparties. Typically, a Fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a Fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, a Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund would recognize a liability with respect to such excess collateral. The liability reflects a Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker-dealers in which a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates

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fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.

For the year ended December 31, 2015, the average amount of reverse repurchase agreements and the daily weighted average interest rate for the Funds were as follows:

	Balanced Capital	Total Return	U.S. Government Bond
Average Borrowings	$8,693,661	$6,736,741	$18,230,123
Daily Weighted Average Interest Rate	(0.19)%	(0.09)%	(0.11)%

Borrowed bond agreements and reverse repurchase transactions are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically, the Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Funds’ open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value Including Accrued Interest[2]	Net Amount before Collateral	Non-cash Collateral Pledged	Net Collateral Pledged	Net Exposure Due (to)/from Counterparty[3]
Balanced Capital
Barclays Capital, Inc.	$ 94,166	—	$ (94,283)	$ (117)	—	—	$ (117)
Deutsche Bank Securities, Inc.	49,688	$ (7,741,100)	(49,966)	(7,741,378)	$ 7,708,803	$ 7,708,803	(32,575)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	5,550,931	—	(5,558,531)	(7,600)	—	—	(7,600)

Total	$5,694,785	$ (7,741,100)	$(5,702,780)	$ (7,749,095)	$ 7,708,803	$ 7,708,803	$(40,292)

Total Return
Barclays Capital, Inc.	$ 27,580	—	$ (27,618)	$ (38)	—	—	$ (38)
Deutsche Bank Securities, Inc.	24,844	—	(24,989)	(145)	—	—	(145)
J.P. Morgan Securities LLC	—	$ (2,772,239)	—	(2,772,239)	$ 2,772,239	$ 2,772,239	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,914,419	(3,867,125)	(1,917,357)	(3,870,063)	3,870,063	3,870,063	—

Total	$1,966,843	$ (6,639,364)	$(1,969,964)	$ (6,642,485)	$ 6,642,302	$ 6,642,302	$ (183)

U.S. Government Bond
BNP Paribas Securities Corp.	—	$ (5,600,615)	—	$ (5,600,615)	$ 5,589,187	$ 5,589,187	$(11,428)
Credit Suisse Securities (USA) LLC	—	(4,612,187)	—	(4,612,187)	4,604,706	4,604,706	(7,481)
Deutsche Bank Securities, Inc.	$ 659,113	—	$ (660,636)	(1,523)	—	—	(1,523)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	—	(5,639,029)	—	(5,639,029)	5,639,029	5,639,029	—

Total	$ 659,113	$(15,851,831)	$ (660,636)	$(15,853,354)	$15,832,922	$15,832,922	$(20,432)

[1]	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.
[2]

Includes accrued interest on borrowed bonds in the amount of $43,263 and $15,260 and $1,413, for Balanced Capital, Total Return and U.S. Government Bond, respectively, which is included in interest expense payable in the Statements of Assets and Liabilities.

[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sales: Certain Funds may enter into short sale transactions in which a Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, the Fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The

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Notes to Financial Statements (continued)

Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedules of Investments. The Fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Statements of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statements of Operations. The Funds are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Balanced Capital
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$ 921,906	$ (921,906)	—
Credit Suisse Securities (USA) LLC	317,130	(317,130)	—
Goldman Sachs & Co.	321,728	(321,728)	—
JP Morgan Securities LLC	1,178,731	(1,178,731)	—
State Street Bank and Trust Co.	1,109,743	(1,109,743)	—

Total	$3,849,238	$(3,849,238)	—

[1]

Collateral with a value of $3,964,938 has been received by Balanced Capital in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

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Notes to Financial Statements (continued)

Capital Appreciation
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$2,334,750	$(2,334,750)	—
Goldman Sachs & Co.	1,562,796	(1,562,796)	—
Morgan Stanley	1,777,794	(1,777,794)	—

Total	$5,675,340	$(5,675,340)	—

Global Allocation
Counterparty
Barclays Capital, Inc.	$97,780	$(97,780)	—
BNP Paribas S.A.	287,769	(287,769)	—
Citigroup Global Markets, Inc.	317,614	(317,614)	—
Credit Suisse Securities (USA) LLC	382,325	(382,325)	—
Deutsche Bank Securities, Inc.	412,339	(412,339)	—
Goldman Sachs & Co.	406,109	(406,109)	—
JP Morgan Securities LLC	444,854	(444,854)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	237,816	(237,816)	—
Morgan Stanley	1,460,233	(1,460,233)	—
State Street Bank and Trust Co.	647,930	(647,930)	—
UBS Securities LLC	136,254	(136,254)	—

Total	$4,831,023	$(4,831,023)	—

Large Cap Core
Counterparty
Barclays Capital, Inc.	$579,952	$(579,952)	—
Citigroup Global Markets, Inc.	436,504	(436,504)	—
Goldman Sachs & Co.	118,093	(118,093)	—
JP Morgan Securities LLC	651,334	(651,334)	—
Morgan Stanley	4,734,726	(4,734,726)	—

Total	$6,520,609	$(6,520,609)	—

[1]

Collateral with a value of $5,786,479, $4,986,152 and $6,716,532 has been received by Capital Appreciation, Global Allocation and Large Cap Core, respectively, in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

Certain Funds engage in various portfolio investment strategies using derivative contracts both to increase their returns and/or to manage economically their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (e.g., inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Certain Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay

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to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation (depreciation), and if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

Certain Funds may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Funds may invest in various types of barrier options including down-and-in options. Down-and-in options expire worthless to the purchaser of the option unless the price of the underlying instrument falls below a specific barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds may enter into swap agreements in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

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For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed-income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — Certain Funds may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

•

Currency swaps — Certain Funds may enter into currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward interest rate swaps — Certain Funds may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

•

Interest rate floors — Certain Funds may enter into interest rate floors to gain or reduce exposure to interest rates (interest rate risk). Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rates indexes fall below a specified rate, or “floor.” When a Fund purchases (writes) a cap or floor, an amount equal to the premium paid (received) by the Fund is reflected

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as an asset (liability). The amount of the asset (liability) is subsequently marked to market to reflect the current value of the cap or floor. The maximum potential amount of future payments that a Fund would be required to make under an interest rate floor would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rates index’s current value and the value at the time the floor was entered into.

Master Netting Arrangements: In order to better define certain Funds’ contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, a Fund’s counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, a Fund may pay interest pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, the Funds bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required to all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on the percentage of the eight combined Funds’ average daily net assets at the following annual rates:

Average Daily Net Assets of the Eight Combined Funds	Investment Advisory Fee
First $250 Million	0.50%
$250 Million — $300 Million	0.45%
$300 Million — $400 Million	0.40%
$400 Million — $800 Million	0.35%
Greater than $800 Million	0.30%

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the eight combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the eight combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

154	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)

The Manager provides investment management and other services to the Subsidiary of Global Allocation. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Global Allocation pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Company, on behalf of the Funds, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The Manager has agreed not to reduce or discontinue this contractual expense limitation, for all Funds other than Government Money Market, prior to May 1, 2016, and for Government Money Market, prior to May 1, 2017, unless approved by the Board, including a majority of Independent Directors.

The current expense limitations as a percentage of net assets is as follows:

Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	Large Cap Core	Total Return	U.S. Government Bond
0.50%	0.57%	0.57%	0.50%	0.50%	0.50%	0.50%	0.50%

The following Funds had waivers that are included in fees waived by the Manager in the Statements of Operations. For the year ended December 31, 2015, the amounts were as follows:

	Global Allocation	High Yield	Total Return	U.S. Government Bond
Fees Waived by Manager	$110,099	$98,763	$170,932	$98,320

The Manager and BRIL voluntarily agreed to waive a portion of management fees and/or reimburse operating expenses to enable Government Money Market to maintain minimum levels of daily net investment income. This amount of $334,527 is reported in the Statements of Operations as fees waived by the Manager. The Manager and BRIL may discontinue the waiver or reimbursement at any time.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees certain Funds pay to the Manager indirectly through their investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with certain Funds’ investments in other affiliated investment companies, if any. For the year ended December 31, 2015, the amounts waived were as follows:

	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Total Return	U.S. Government Bond
Fees Waived by Manager	$7,576	$1,988	$2,775	$590	$2,268	$1,468	$2,913

For the year ended December 31, 2015, each Fund reimbursed the Manager for certain accounting services, which is included in Accounting services in the Statements of Operations. The reimbursements were as follows:

Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	Large Cap Core	Total Return	U.S. Government Bond
$5,544	$1,704	$2,581	$1,370	$370	$1,884	$679	$743

The Manager, on behalf of the Funds, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Funds with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2015, the Funds did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	Large Cap Core	Total Return	U.S. Government Bond
0.04%	0.04%	0.04%	0.02%	0.05%	0.04%	0.05%	0.05%

The Manager has agreed not to reduce or discontinue this contractual expense limitation, for all Funds other than Government Money Market, prior to May 1, 2016, and for Government Money Market, prior to May 1, 2017, unless approved by the Board, including a majority of Independent Directors

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	155

Notes to Financial Statements (continued)

or by a majority of the outstanding voting securities of the Funds. These amounts are shown as or included in transfer agent fees reimbursed in the Statements of Operations. For the year ended December 31, 2015, the amounts reimbursed were as follows:

Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	Large Cap Core	Total Return	U.S. Government Bond
$566,800	$155,310	$362,090	$86,910	$51,812	$175,073	$90,141	$100,501

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, Balanced Capital, Capital Appreciation and Large Cap Core retain 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Balanced Capital, Capital Appreciation and Large Cap Core, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Pursuant to a securities lending agreement effective January 1, 2015, Global Allocation retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Global Allocation, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended December 31, 2015, each Fund paid BIM the following amounts for securities lending agent services:

Balanced Capital	Capital Appreciation	Global Allocation	Large Cap Core
$4,942	$5,008	$9,822	$3,709

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended December 31, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were as follows:

	Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	Large Cap Core	Total Return
Purchases	$514,993	$285,647	$145,925	—	$28,555	$42,755	$169,614
Sales	$230,875	$732,459	$238,353	$4,435,032	—	—	$ 12,484

156	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)

7. Purchases and Sales:

For the year ended December 31, 2015, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases
	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Total Return	U.S. Government Bond
Non-U.S. Government Securities	$1,322,693,884	$111,424,017	$140,692,298	$30,111,081	$53,709,590	$375,197,940	$1,033,662,088
U.S. Government Securities	446,945,659	—	35,158,971	—	—	171,451,770	203,356,098
Total Purchases	$1,769,639,543	$111,424,017	$175,851,269	$30,111,081	$53,709,590	$546,649,710	$1,237,018,186

Sales
	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Total Return	U.S. Government Bond
Non-U.S. Government Securities (includes paydowns)	$1,407,821,061	$122,998,208	$161,556,271	$34,490,863	$65,484,867	$394,010,820	$1,075,525,708
U.S. Government Securities	448,422,314	—	34,617,771	—	—	174,040,649	202,148,341
Total Sales	$1,856,243,375	$122,998,208	$196,174,042	$34,490,863	$65,484,867	$568,051,469	$1,277,674,049

Purchases and Sales — MDRs				Balanced Capital	Global Allocation	Total Return	U.S. Government Bond
Purchases				$517,430,295	$4,489,544	$164,414,074	$461,116,199
Sales				$517,546,187	$4,529,019	$164,421,904	$461,197,003

8. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2015, inclusive of the open tax years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2015 the following permanent differences attributable to the accounting for swap agreements, the classification of investments, amortization and accretion methods on fixed income securities, foreign currency transactions, the sale of stock of passive foreign investment companies by the Portfolio, net paydown losses, the reclassification of distributions, investment in wholly owned subsidiaries, and distributions received from a regulated investment company were reclassified to the following accounts:

	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Total Return	U.S. Government Bond
Paid-in capital	—	—	$(186,833)	—	—	—	—
Undistributed (distributions in excess of) net investment income	$541,602	$(137)	$164,564	$250,826	$4,349	$193,464	$529,047
Accumulated net realized gain (loss)	$(541,602)	$137	$22,269	$(250,826)	$(4,349)	$(193,464)	$(529,047)

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	157

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

	Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market
Ordinary income
12/31/15	$ 8,637,654	$ 1,434,440	$6,820,350	$8,104
12/31/14	$16,153,868	$ 5,886,531	$8,704,965	$7,323

Long-term capital gains
12/31/15	24,309,185	11,167,645	11,373,067	—
12/31/14	51,146,432	20,783,268	19,048,279	10

Tax return of capital
12/31/15	—	—	1,548	—

Total
12/31/15	$32,946,839	$12,602,085	$18,194,965	$8,104

12/31/14	$67,300,300	$26,669,799	$27,753,244	$7,333

	High Yield	Large Cap Core	Total Return	U.S. Government Bond
Ordinary income
12/31/15	$2,026,899	$ 2,025,002	$1,656,708	$1,474,856
12/31/14	$2,871,368	$ 1,888,456	$2,158,307	$1,631,328

Long-term capital gains
12/31/15	—	8,645,660	—	—
12/31/14	—	15,500,781	—	—

Total
12/31/15	$2,026,899	$10,670,662	$1,656,708	$1,474,856

12/31/14	$2,871,368	$17,389,237	$2,158,307	$1,631,328

As of period end, the tax components of accumulated net earnings (losses) were as follows:
	Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market
Undistributed ordinary income	—	$ 35,936	—	$169
Undistributed long-term capital gains	$ 2,719,554	2,247,935	—	315
Capital loss carryforwards	—	—	—	—
Net unrealized gains (losses)[1]	52,357,068	23,446,819	$(8,739,652)	—
Qualified late-year losses[2]	(256,921)	—	(13,225)	—

Total	$54,819,701	$25,730,690	$(8,752,877)	$484

	High Yield	Large Cap Core	Total Return	U.S. Government Bond
Undistributed ordinary income	$ 102,825	$ 3,142	—	$ 229,703
Undistributed long-term capital gains	—	1,692,786	—	—
Capital loss carryforwards	(6,128,804)	—	$(3,087,673)	(1,899,590)
Net unrealized gains[1]	(3,100,932)	32,148,835	(925,313)	(487,449)
Qualified late-year losses[2]	—	—	(136,117)	—

Total	$(9,126,911)	$33,844,763	$(4,149,103)	$(2,157,336)

[1]

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, the classification of investments and the deferral of post-October capital losses for tax purposes.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

158	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)

As of period end, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	High Yield	Total Return	U.S. Government Bond
No expiration date[1]	$1,790,214	—	$1,899,590
2016	1,256,976	—	—
2017	3,081,614	$3,087,673	—

Total	$6,128,804	$3,087,673	$1,899,590

[1]	Must be utilized prior to losses subject to expiration.

During the year ended December 31, 2015, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

Total Return	U.S. Government Bond
$218,376	$15,634

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Balanced Capital	Capital Appreciation	Global Allocation	High Yield

Tax cost	$481,687,208	$141,034,352	$244,270,886	$34,407,292

Gross unrealized appreciation	$69,421,897	$25,662,427	$13,839,103	$244,239
Gross unrealized depreciation	(17,123,912)	(2,215,608)	(21,661,697)	(3,350,282)

Net unrealized appreciation (depreciation)	$52,297,985	$23,446,819	$(7,822,594)	$(3,106,043)

	Large Cap Core	Total Return	U.S. Government Bond
Tax cost	$143,796,096	$77,533,944	$116,167,816

Gross unrealized appreciation	$39,764,417	$397,804	$419,322
Gross unrealized depreciation	(7,615,582)	(1,220,947)	(912,777)

Net unrealized appreciation (depreciation)	$32,148,835	$(823,143)	$(493,455)

9. Bank Borrowings:

The Company, on behalf of the Funds (except for Government Money Market), along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2015, the Funds did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	159

Notes to Financial Statements (continued)

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance period for amendments ranges between July 2015 and October 2016. When implemented, the changes may affect BlackRock Government Money Market Portfolio’s investment strategies, fees and expenses, portfolio and share liquidity and return potential.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Certain Funds may invest in municipal bonds below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Certain Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of period end, Capital Appreciation invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Global Allocation invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or

160	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)

rising government debt levels of several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Certain obligations held by Government Money Market have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Fund monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

11. Capital Share Transactions:

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
Balanced Capital	Shares	Amount	Shares	Amount
Shares sold	117,058	$2,101,260	173,956	$3,292,339
Shares issued in reinvestment of distributions.	1,951,620	32,946,839	3,756,338	67,300,299
Shares redeemed	(2,905,305)	(51,858,373)	(2,712,300)	(51,286,376)
Net increase (decrease)	(836,627)	$(16,810,274)	1,217,994	$19,306,262
Capital Appreciation
Shares sold	121,301	$4,316,430	48,197	$1,838,801
Shares issued in reinvestment of distributions	356,988	12,602,085	756,743	26,669,799
Shares redeemed	(441,299)	(15,840,803)	(416,960)	(15,909,414)
Net increase	36,990	$1,077,712	387,980	$12,599,186
Global Allocation
Shares sold	255,119	$4,044,874	252,878	$4,362,238
Shares issued in reinvestment of distributions	1,254,008	18,194,965	1,773,070	27,753,243
Shares redeemed	(1,959,571)	(30,693,514)	(1,759,364)	(30,192,188)
Net increase (decrease)	(450,444)	$(8,453,675)	266,584	$1,923,293
Government Money Market
Shares sold	67,981,846	$67,981,846	75,570,233	$75,570,233
Shares issued in reinvestment of distributions	8,112	8,112	7,344	7,344
Shares redeemed	(80,382,310)	(80,382,310)	(86,029,287)	(86,029,287)
Net decrease	(12,392,352)	$(12,392,352)	(10,451,710)	$(10,451,710)
High Yield
Shares sold	840,318	$4,545,912	1,792,824	$10,148,869
Shares issued in reinvestment of distributions	385,166	2,069,099	510,156	2,902,396
Shares redeemed	(1,940,771)	(10,442,450)	(3,647,902)	(20,604,657)
Net decrease	(715,287)	$(3,827,439)	(1,344,922)	$(7,553,392)
Large Cap Core
Shares sold	83,560	$2,333,322	132,699	$3,836,037
Shares issued in reinvestment of distributions	398,524	10,670,662	618,571	17,389,237
Shares redeemed	(682,256)	(19,156,529)	(692,810)	(19,856,726)
Net increase (decrease)	(200,172)	$(6,152,545)	58,460	$1,368,548

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	161

Notes to Financial Statements (concluded)

	Year Ended December 31, 2015		Year Ended December 31, 2014
Total Return	Shares	Amount	Shares	Amount
Shares sold	226,581	$ 2,653,107	182,324	$ 2,123,158
Shares issued in reinvestment of distributions	144,019	1,691,408	186,494	2,170,907
Shares redeemed	(768,918)	(9,011,373)	(970,390)	(11,302,937)
Net decrease	(398,318)	$(4,666,858)	(601,572)	$ (7,008,872)
U.S. Government Bond
Shares sold	108,747	$ 1,201,268	88,058	$ 963,326
Shares issued in reinvestment of distributions	134,501	1,487,025	146,676	1,601,037
Shares redeemed	(931,280)	(10,266,405)	(992,062)	(10,808,083)
Net decrease	(688,032)	$ (7,578,112)	(757,328)	$ (8,243,720)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

162	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Government Money Market Portfolio (formerly BlackRock Money Market Portfolio), BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio (collectively, the “Portfolios”) comprising the BlackRock Series Fund, Inc., as of December 31, 2015, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Global Allocation Portfolio (collectively, with the Portfolios, the “Series”), an additional portfolio of the BlackRock Series Fund, Inc., as of December 31, 2015, the related consolidated statement of operations, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights, including the consolidated financial statements and consolidated financial highlights of BlackRock Global Allocation Portfolio, are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Government Money Market Portfolio (formerly BlackRock Money Market Portfolio), BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock Global Allocation Portfolio as of December 31, 2015, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2016

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	163

Officers and Directors

Name, Address[1], and Year of Birth	Position(s) Held with the Company	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Robert M. Hernandez 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company.
Fred G. Weiss 1941	Vice Chair of the Board and Director	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 98 Portfolios	Allergan PLC (pharmaceuticals)
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Valerie G. Brown 1956	Director	Since 2015	Chief Executive Officer and Director, Cetera Financial Group (broker-dealer and registered investment adviser services) from 2010 to 2014; Director and Vice Chairman of the Board, Financial Services Institute (trade organization) from 2009 to 2014; Director and Committee Chair, Securities Industry and Financial Markets Association (trade organization) from 2006 to 2014.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Director	Since 2007	Professor, Harvard University from 1993 to 2012.	28 RICs consisting of 98 Portfolios	None
John F. O’Brien 1943	Director	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) since 2010; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None

164	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Officers and Directors (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Company	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit), since 2013.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

[1]    The address of each Director and Officer is c/o BlackRock, Inc., Park Avenue Plaza 55 East 52nd Street New York, NY 10055.

[2]    Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Company’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 75.

[3]    Date shown is the earliest date a person has served for the Company. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Company’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[4]
Robert Fairbairn 1965	Director	Since 2015	Senior Managing Director of BlackRock since 2010; Global Head of BlackRock’s Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Director	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 328 Portfolios	None

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Company based on their positions with BlackRock and its affiliates. Mr. Gabbay may be deemed an “interested person” of the Company based on his former positions with BlackRock and its affiliates. Mr. Gabbay does not currently serve as an officer or employee of BlackRock or its affiliates or own any securities of BlackRock or The PNC Financial Services Group, Inc. Mr. Gabbay is a non-management Interested Director. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Company’s by-laws or charter or statute,or until December 31 of the year in which they turn 72. Officers of the Company serve at the pleasure of the Board.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	165

Officers and Directors (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with the Company	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2015 (Director) Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock, since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Secretary of the iShares exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055 [2] Officers of the Company serve at the pleasure of the Board.
Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon[1] New York, NY 10286 Brown Brothers Harriman & Co.[2] Boston, MA 02109	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

[1]	For all Funds except BlackRock Global Allocation Portfolio.

[2]	For BlackRock Global Allocation Portfolio.

166	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by lawor as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2015	167

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although BlackRock Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

Series8-12/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat
Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Portfolio	$35,263	$35,439	$0	$0	$15,657	$15,350	$0	$0
BlackRock Capital Appreciation Portfolio	$26,538	$24,859	$0	$0	$13,107	$12,850	$0	$0
BlackRock Global Allocation Portfolio	$39,488	$30,869	$0	$0	$20,000	$15,350	$0	$0
BlackRock Government Money Market Portfolio (Formerly BlackRock Money Market Portfolio)	$22,188	$22,233	$0	$0	$9,792	$9,600	$0	$0
BlackRock High Yield Portfolio	$33,838	$31,348	$0	$0	$10,149	$9,950	$0	$0
BlackRock Large Cap Core Portfolio	$23,788	$23,849	$0	$0	$13,107	$13,850	$0	$0
BlackRock Total Return Portfolio	$40,688	$40,918	$0	$0	$14,535	$14,250	$0	$0

BlackRock U.S. Government Bond Portfolio	$42,963	$43,216	$0	$0	$15,402	$15,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Portfolio	$15,657	$15,350
BlackRock Capital Appreciation Portfolio	$13,107	$12,850
BlackRock Global Allocation Portfolio	$20,000	$15,350
BlackRock Government Money Market Portfolio (Formerly BlackRock Money Market Portfolio)	$9,792	$9,600
BlackRock High Yield Portfolio	$10,149	$9,950
BlackRock Large Cap Core Portfolio	$13,107	$12,850
BlackRock Total Return Portfolio	$14,535	$14,250
BlackRock U.S. Government Bond Portfolio	$15,402	$15,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: February 26, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Series Fund, Inc.

Date: February 26, 2016